EXHIBIT 10.7
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE THE REGISTRANT HAS DETERMINED THAT THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 4 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT
This Amendment No. 4 to Credit Agreement and Amendment No. 1 to Security Agreement (this “Amendment”), dated as of November 10, 2025, is made by and among COREWEAVE, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto (together with the Borrower, the “Obligors”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), as an Issuing Bank, and as a Lender, and the other Issuing Banks and Lenders party hereto.
RECITALS
WHEREAS, reference is made to (i) the Revolving Credit and Guaranty Agreement dated as of June 21, 2024 (as may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time prior to the date hereof, the “Credit Agreement”), by and among the Obligors, the Lenders and the Administrative Agent, pursuant to which the Lenders have made available to the Borrower certain loans and have issued Letters of Credit to, or for the account of, the Borrower and (ii) the Pledge and Security Agreement dated as of June 21, 2024 (as may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time prior to the date hereof, the “Security Agreement”), by and among the Obligors and the Administrative Agent;
WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower may request increases to the existing Revolving Commitment from time to time; and
WHEREAS, the Borrower wishes to request (which request hereunder shall serve as a written notice pursuant to Section 2.23(a)) that the Administrative Agent and the undersigned Lenders (constituting the Required Lenders, in accordance with Section 11.02(b) of the Credit Agreement) agree to make certain amendments to the Credit Agreement (the Credit Agreement, as so amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, each Lender holding Loans (the “Existing Loans”) or unused Revolving Commitments (the “Existing Revolving Commitments”), in each case, under the Credit Agreement immediately prior to the Amendment No. 4 Effective Date (collectively, the “Existing Lenders”) that (x) does not provide an executed counterpart to this Amendment to the Administrative Agent on or prior to 5:00 p.m. (New York City time) on November 7, 2025 (the “Consent Deadline”) or otherwise affirms in writing to the Administrative Agent its intention to not consent to this Agreement (each, a “Non-Consenting Lender”) shall, in accordance with Section 2.25 of the Credit Agreement, assign and delegate, without recourse (in accordance with Section 11.04 of the Credit Agreement), all of its interests, rights and obligations under the

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Credit Agreement and the related Loan Documents in respect of its Existing Loans and Existing Revolving Commitments to the applicable Eligible Assignee identified on Schedule 1 hereto under the heading “Replacement Lender” (each a “Replacement Lender”) that shall assume such obligations pursuant to and as specified in the applicable Assignment and Assumption in respect of such Existing Loans and Existing Revolving Commitments of each Non-Consenting Lender (each such Assignment and Assumption, an “Amendment Assignment”), as further set forth in this Amendment; and
WHEREAS, the Borrower wishes to request and the Administrative Agent and the Lenders agree to make certain amendments to the Security Agreement (the Security Agreement, as so amended by this Amendment, the “Amended Security Agreement”);
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.DEFINITIONS. All capitalized terms used, but not otherwise defined, herein, including in the introductory and recital paragraphs above, shall have the meanings assigned thereto, directly or by reference, in the Amended Credit Agreement. The rules of interpretation contained in the Amended Credit Agreement shall apply to this Amendment as if set forth in this Amendment.
Section 2.AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 5 below, with respect to the Credit Agreement, the undersigned Lenders hereby agree to:

2.01effective as of the Amendment No. 4 Effective Date, amend the Credit Agreement by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit A hereto;
2.02add Schedule 1.01 (Existing Letters of Credit) as set forth in Annex A hereto;
2.03delete Schedule 2.01 (Revolving Commitments and Letter of Credit Issuer Sublimit) in its entirety and replace it with the schedule as set forth in Annex B hereto (which reflects the Revolving Commitments after giving effect to this Amendment);
2.04delete Section 5.11 (Guarantors) of the Borrower Disclosure Letter in its entirety and replace it with the schedule as set forth in Annex C hereto;
2.05delete Section 6.01 (Existing Debt) of the Borrower Disclosure Letter in its entirety and replace it with the schedule as set forth in Annex D hereto;
2.06delete Section 6.02 (Existing Liens) of the Borrower Disclosure Letter in its entirety and replace it with the schedule as set forth in Annex E hereto; and
2.05     delete Section 6.07 (Existing Investments) of the Borrower Disclosure Letter in its entirety and replace it with the schedule set forth in Annex F hereto.

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Section 3.ADDITIONAL COMMITMENTS.
(a)On the Amendment No. 4 Effective Date (as defined below), pursuant to Section 2.23 of the Credit Agreement, the Lenders hereby agree to provide additional Revolving Commitments such that, after giving effect to this Amendment, the Revolving Commitments of each Lender (including Revolving Commitments assigned to each Replacement Lender) are as set forth on the schedule attached as Annex A hereto. This Amendment constitutes the written notice contemplated by Section 2.23(a) of the Credit Agreement and the Administrative Agent hereby waives any notice period required prior to the effectiveness of this Amendment or availability of new Revolving Commitments contemplated by Section 2.23(a)(i) of the Credit Agreement.
(b)The Borrower hereby gives notice to each Non-Consenting Lender that, immediately prior to the Amendment No. 4 Effective Date, such Non-Consenting Lender shall, pursuant to Section 2.25 of the Credit Agreement, execute or be deemed to have executed a counterpart of each Amendment Assignment (including by the Borrower executing such Amendment Assignment on such Non-Consenting Lender’s behalf in accordance with Section 2.25 of the Credit Agreement) and shall in accordance therewith sell the entire amount of its Existing Loans and Existing Revolving Commitments. Pursuant to each Amendment Assignment, each Non-Consenting Lender shall sell and assign the principal amount of its Existing Loans and Existing Revolving Commitments as set forth therein (which shall be consistent with Schedule 1) to the Replacement Lender(s) under each such Amendment Assignment, solely upon the consent and acceptance by each such Replacement Lender and either (x) such Non-Consenting Lender or (y) the Borrower on behalf of such Non-Consenting Lender. Each Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Existing Loans and Existing Revolving Commitments at the time of such assignment and upon the Amendment No. 4 Effective Date, all such assigned Existing Loans and Existing Revolving Commitments shall become Loans and Revolving Commitments held by such Replacement Lender, respectively. To the extent required pursuant to Section 11.04 of the Credit Agreement, each of the Issuing Banks, the Administrative Agent and the Borrower hereby consents to each assignment of the Existing Revolving Commitments and Existing Loans of each Non-Consenting Lender to each Replacement Lender pursuant to this Section 3(b).
Section 4.AMENDMENTS TO THE SECURITY AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 5 below, the definition of “Excluded Equity Interests” in the Security Agreement is hereby amended and restated in its entirety as follows:
““Excluded Equity Interests” means, collectively, (a) the voting Equity Interests (within the meaning of Treasury Reg. Section 1.956-2(c)(2)) of any Foreign Subsidiary or Foreign Subsidiary Holding Company representing more than 65% of the outstanding voting Equity Interests of such Foreign Subsidiary or Foreign Subsidiary Holding Company and (b) the Equity Interests of any Unrestricted Subsidiary, Existing SPV or Future SPV.”

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Section 5.CONDITION PRECEDENT. This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) that each of the following conditions have been satisfied or waived by the Lenders party hereto.
5.01The Administrative Agent shall have received executed counterparts of this Amendment from the Obligors, Administrative Agent, the Required Lenders and each New Lender (as defined below).
5.02The Administrative Agent shall have received a funds flow memorandum, in form and substance reasonably satisfactory to the Lenders.
5.03The Borrower shall have paid all upfront fees, compensation and expenses (including, without limitation, legal fees and expenses) of the Lenders and their counsel due and payable pursuant to the Amended Credit Agreement as of the Amendment No. 4 Effective Date and as set forth in the funds flow memorandum delivered pursuant to Section 5.02 above.
5.04The Administrative Agent shall have received: (A) a certificate of each Obligor, dated the Amendment No. 4 Effective Date and executed by any Responsible Officer of such Obligor, which shall: (x) certify the resolutions of its Board of Directors, members or other governing body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party; (y) identify by name and title and bear the signatures of the officers of such Obligor authorized to sign this Amendment and the other Loan Documents to which it is a party; and (z) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of such Obligor certified by the relevant authority of the jurisdiction of organization of such Obligor and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents; and (B) a good standing certificate for each Obligor from its jurisdiction of organization.
5.05The Administrative Agent, Issuing Banks and Lenders shall have received a customary legal opinion from Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent.
5.06The Replacement Lender shall have duly executed and delivered each Amendment Assignment contemplated by Section 3(b) above and all conditions to the consummation of the assignments in accordance with Section 3(b) above shall have been satisfied and such assignments shall have been consummated.
Section 6.REPRESENTATIONS AND WARRANTIES.
6.01Each Obligor represents and warrants as of the date hereof as follows:
6.01each of the Borrower and the Guarantors has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
6.02the representations and warranties of the Obligors and their respective Subsidiaries set forth in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects on and as of such earlier date and (ii) in each case such materiality

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qualifier shall not be applicable to any representations and warranties that are already qualified by materiality in the text thereof;
6.03at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and
6.04at the time of and immediately after giving effect to this Amendment and the application of the proceeds thereof, the Borrower reasonably believes that it will be in compliance with Section 7.01 of the Amended Credit Agreement as of the Fiscal Quarter ended September 30, 2025.
Section 7.MISCELLANEOUS
7.01Limited Amendment; Loan Document; Entire Agreement.
(a)Except as expressly provided herein, the Credit Agreement is and shall remain unchanged and in full force and effect and nothing contained in this Amendment shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Amendment.
(b)The Borrower agrees that this Amendment constitutes a Loan Document.
(c)This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter of this Amendment and supersedes any prior agreements, written or oral, with respect thereto. Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of this Amendment, each reference in the Amended Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other word or words of similar import shall mean and be a reference to the Security Agreement as amended hereby, and each reference in any other Loan Document to the Security Agreement or any word or words of similar import shall mean and be a reference to the Security Agreement as amended hereby.
7.02GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
7.03Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract and any party to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple, separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same counterpart. The delivery of an executed counterpart of a signature page of this Amendment by electronic means, including by facsimile or by “.pdf” attachment to email, shall be effective as valid delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity, or

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enforceability as a manually executed signature or the use of a paper-based, record-keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
7.04Instruction to the Agent. By their signature below, each Lender party hereto hereby instructs the Administrative Agent to execute and deliver this Amendment and consent to the amendments in Section 2 hereof.
7.05The Agent. The Administrative Agent shall be entitled to all of the rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Amended Credit Agreement and the related documents, and shall exercise all rights and remedies hereunder and provide any consents, directions, approvals, acceptances, determinations, certifications, rejections or other similar actions pursuant to this Amendment in accordance with directions received from the Lenders party hereto under the Amended Credit Agreement, and shall have no liability for taking any such actions or failing to take any such actions in accordance with such directions (and shall not be liable for any failure or delay in taking such actions resulting from any failure or delay by such Lenders under the Amended Credit Agreement in providing such directions).
7.06New Lenders.
(a)Each Person that executes this Amendment as a “Lender” but is not an Existing Lender (each such Person, a “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Amended Credit Agreement and to become a Lender under the Amended Credit Agreement, (B) it satisfies the requirements, if any, specified in the Amended Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire its Revolving Commitments and Loans under the Amended Credit Agreement and become a Lender, (C) from and after the Amendment No. 4 Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitments and Loans, shall have the obligations of a Lender of the applicable Class thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the Revolving Commitments and Loans of such New Lender and either it, or the Person exercising discretion in making its decision to acquire the Revolving Commitments and Loans of such New Lender, is experienced in acquiring assets of this type, and (E) it has received a copy of the Credit Agreement and the Amended Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.01(a) and 5.01(b) of the Amended Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Amended Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, any New Lender or any other Lender or their respective Related Parties, and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any Arranger, any New Lender or any other Lender or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

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(b)In connection with the foregoing and the other transactions contemplated hereby, on the Amendment No. 4 Effective Date:
(i)each New Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the Total Exposure and Revolving Commitments of all the Lenders of the applicable Class to equal its Applicable Percentage of such Total Exposure and Revolving Commitments;
(ii)any Loans outstanding under and as defined in the Credit Agreement immediately prior to the Amendment No. 4 Effective Date shall remain outstanding and be re-evidenced as Loans outstanding under the Amended Credit Agreement on the Amendment No. 4 Effective Date;
(iii)in connection with the foregoing, the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of the “Revolving Commitments” and “Total Exposure” (each as defined in and in effect under the Amended Credit Agreement) as are necessary in order that each Lender’s Total Exposure under the Amended Credit Agreement reflects such Lender’s Applicable Percentage on the Amendment No. 4 Effective Date (and in no event exceeds each such Lender’s Commitment), and each Obligor and each Lender that was a “Lender” under the Credit Agreement (constituting the “Required Lenders” under and as defined therein) hereby agrees (with effect immediately prior to the Amendment No. 4 Effective Date) that (A) such reallocation, sales and assignments shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions, without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived) and (B) such reallocation shall satisfy the assignment provisions of Section 11.04 of the Credit Agreement; and
(iv)each of the signatories hereto that is also a party to the Credit Agreement hereby consents to any of the actions described in this Section 6.06(b) and agrees that any and all required notices and required notice periods under the Credit Agreement in connection with any of the actions described in this Section 6.06(b) on the Amendment No. 4 Effective Date are hereby waived and of no force and effect.
7.07Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
7.08No Novation. Neither the execution, delivery and acceptance of this Amendment nor any of the terms, covenants, conditions or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of any liens or Obligations under the Amended Credit Agreement or to pay, extinguish, release, satisfy or discharge (a) the Obligations under the Amended Credit Agreement, (b) the liability of any Obligor under the Amended Credit Agreement or the other Loan Documents executed and delivered in connection therewith or any Obligations or other obligations evidenced thereby, or (c) any mortgages, deeds of trust, liens, security interests or contractual or legal rights securing all or any part of such Obligations.

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7.09Reaffirmation. Except as expressly modified by this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Each Obligor, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. This Amendment shall not constitute a course of dealing with the Administrative Agent or any Lender at variance with the Amended Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future.
7.10Incorporation by Reference. Article 10 (The Agents), Section 11.07 (Severability), Section 11.09(b) (Jurisdiction) and (c) (Consent to Service of Process) and 11.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
Remainder of page intentionally left blank; signature pages follow.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers, representatives or authorized persons as of the day and year first above written.
COREWEAVE, INC.,
as the Borrower

By: /s/ Michael Intrator
Name: Michael Intrator
Title: Chief Executive Officer

COREWEAVE CASH MANAGEMENT LLC,
as a Guarantor

By: /s/ Michael Intrator
Name: Michael Intrator
Title: President and Secretary

WEIGHTS AND BIASES, LLC,
as a Guarantor

By: /s/ Michael Intrator
Name: Michael Intrator
Title: President and Chief Executive Officer

COREWEAVE DEBT HOLDCO I, LLC,
as a Guarantor

By: /s/ Michael Intrator
Name: Michael Intrator
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 4]

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, as a Lender, an Issuing Bank and as a Replacement Lender

By: /s/ Kyle Kysar
Name: Kyle Kysar
Title: Authorized Officer

[Signature Page to Amendment No. 4]

Goldman Sachs Lending Partners LLC,
as a Lender and an Issuing Bank

By: /s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

[Signature Page to Amendment No. 4]

Morgan Stanley Senior Funding, Inc.,
as a Lender and an Issuing Bank

By: /s/ Michael King
Name: Michael King
Title: Vice President

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 4]

MUFG Bank, Ltd.
as a Lender and an Issuing Bank

By: /s/ Noreen Lee
Name: Noreen Lee
Title: Director
[Signature Page to Amendment No. 4]

CITIBANK, N.A.,
as a Lender

By: /s/ Lauren Portnoi
Name: Lauren Portnoi
Title: Managing Director & Vice President

[Signature Page to Amendment No. 4]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Paul Arens
Name: Paul Arens
Title: Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director
[Signature Page to Amendment No. 4]

Deutsche Bank AG New York Branch,
as a Lender

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By: /s/ Manfred Affenzeller
Name: Manfred Affenzeller
Title: Managing Director

[Signature Page to Amendment No. 4]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Nabeel Shah
Name: Nabeel Shah
Title: Executive Director

[Signature Page to Amendment No. 4]

Wells Fargo Bank, N.A.,
as a Lender

By: /s/ William Mason
Name: William Mason
Title: Vice President

[Signature Page to Amendment No. 4]

PNC Bank, National Association,
as a Lender

By: /s/ Robert Zingaro
Name: Robert Zingaro
Title: Senior Vice President

[Signature Page to Amendment No. 4]

SOCIÉTÉ GÉNÉRALE,
as a Lender

By: /s/ Richard Bernal
Name: Richard Bernal
Title: Managing Director

[Signature Page to Amendment No. 4]

The Toronto-Dominion Bank, New York Branch,
as a Lender

By: /s/ Doug Jenks
Name: Doug Jenks
Title: Director

[Signature Page to Amendment No. 4]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Alex Wilson
Name: Alex Wilson
Title: Vice President

[Signature Page to Amendment No. 4]

ANNEX A
Schedule 1.01

ANNEX B
Amended Schedule 2.01

ANNEX C
Amended Section 5.11 of Borrower Disclosure Letter

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ANNEX D
Amended Section 6.01 of the Borrower Disclosure Letter

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ANNEX E
Amended Section 6.02 of the Borrower Disclosure Letter

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ANNEX F
Amended Section 6.07 of the Borrower Disclosure Letter

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Exhibit A
Amended Credit Agreement
Attached.

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REVOLVING CREDIT AND GUARANTY AGREEMENT
dated as of
June 21, 2024
and amended and restated as of November 10, 2025
among
COREWEAVE, INC.,
as the Borrower,
the other OBLIGORS party hereto,

the LENDERS and ISSUING BANKS party hereto
and
JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and the Collateral Agent

JPMORGAN CHASE BANK, N.A., GOLDMAN SACHS LENDING PARTNERS LLC, MORGAN STANLEY SENIOR FUNDING, INC. and MUFG BANK, LTD.,
each as a Joint Lead Arranger and Joint Bookrunner

~~and~~
JPMORGAN CHASE BANK, N.A., GOLDMAN SACHS LENDING PARTNERS LLC, MORGAN STANLEY SENIOR FUNDING, INC., MUFG BANK, LTD., CITIBANK, N.A., CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, DEUTSCHE BANK AG NEW YORK BRANCH, ~~SOCIETE GENERALE,~~ SUMITOMO MITSUI BANKING CORP. and WELLS FARGO SECURITIES, LLC,
each as a Joint Lead Arranger

and

~~MIZUHO BANK, LTD. and~~ PNC BANK, NATIONAL ASSOCIATION, SOCIETE GENERALE, THE TORONTO-DOMINION BANK, NEW YORK BRANCH and U.S. BANK NATIONAL ASSOCIATION , each as a Co-Documentation Agent

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TABLE OF CONTENTS
ARTICLE 1
Definitions
Section 1.01.    Defined Terms    6
Section 1.02.    Classification of Loans and Borrowings    95~~6~~
Section 1.03.    Terms Generally    ~~5~~96
Section 1.04.    Accounting Terms; GAAP    ~~57~~96
Section 1.05.    Divisions    ~~57~~96
Section 1.06.    Timing of Payment or Performance    ~~5~~97
Section 1.07.    Negative Covenant Compliance; Basket Classification    ~~58~~97
Section 1.08.    Cumulative Credit Transactions.    ~~58~~97
Section 1.09.    Rates    ~~58~~97
Section 1.10.    Exchange Rates; Currency Equivalents.    98
ARTICLE 2
Loans and Letters of Credit
Section 2.01.    Loans    ~~5~~98
Section 2.02.    [Reserved]    ~~60~~99
Section 2.03.    Issuance of Letters of Credit and Purchase of Participations Therein    ~~60~~99
Section 2.04.    Pro Rata Shares; Availability of Funds    ~~66~~105
Section 2.05.    Evidence of Debt; Register; Lenders’ Books and Records; Notes    106~~6~~
Section 2.06.    Interest on Loans    ~~6~~107
Section 2.07.    Break Funding Payments    ~~6~~109
Section 2.08.    Default Interest    ~~7~~110
Section 2.09.    Fees    ~~7~~110
Section 2.10.    Prepayment of Loans    ~~7~~111
Section 2.11.    Voluntary Prepayments/Commitment Reductions    ~~7~~111
Section 2.12.    Mandatory Prepayments    ~~7~~113
Section 2.13.    Application of Prepayments/Reductions    ~~7~~113
Section 2.14.    General Provisions Regarding Payments    ~~74~~113
Section 2.15.    Interest Elections    ~~7~~115
Section 2.16.    [Reserved]    ~~77~~116
Section 2.17.    Increased Costs    117~~7~~
Section 2.18.    Taxes    ~~7~~118
Section 2.19.    Pro Rata Treatment; Sharing of Set-offs    ~~8~~122
Section 2.20.    Mitigation Obligations; Replacement of Lenders    ~~8~~122
Section 2.21.    Alternate Rate of Interest    ~~8~~123
Section 2.22.    Defaulting Lenders    ~~8~~126
Section 2.23.    Incremental Facilities    128~~8~~
Section 2.24.    Notices    ~~9~~130
Section 2.25.    Extensions of Loans.    ~~9~~130

Section 2.26.    Returned Payments    ~~9~~133
ARTICLE 3
Representations and Warranties
Section 3.01.    Organization; Powers    ~~9~~133
Section 3.02.    Authorization; Enforceability    ~~9~~134
Section 3.03.    Governmental Approvals; No Conflicts    ~~9~~134
Section 3.04.    Financial Condition; No Material Adverse Change    ~~9~~134
Section 3.05.    Properties    ~~9~~134
Section 3.06.    Litigation and Environmental Matters    ~~9~~135
Section 3.07.    No Defaults    ~~96~~135
Section 3.08.    Compliance with Laws    ~~9~~136
Section 3.09.    Investment Company Status    ~~9~~136
Section 3.10.    Taxes    ~~9~~136
Section 3.11.    Disclosure    ~~9~~136
Section 3.12.    Subsidiaries    ~~9~~137
Section 3.13.    ERISA    ~~9~~137
Section 3.14.    Solvency    ~~9~~138
Section 3.15.    Anti-Terrorism Law; Sanctions.    ~~9~~138
Section 3.16.    FCPA; Anti-Corruption    139~~9~~
Section 3.17.    Federal Reserve Regulations    139~~9~~
Section 3.18.    Collateral Documents    139~~9~~
ARTICLE 4
Conditions
Section 4.01.    Effective Date    140~~0~~
Section 4.02.    Each Credit Event    1~~0~~42
ARTICLE 5
Affirmative Covenants
Section 5.01.    Financial Statements and Other Information    1~~0~~43
Section 5.02.    Notices of Material Events    1~~05~~44
Section 5.03.    Existence; Conduct of Business    1~~0~~45
Section 5.04.    Payment of Taxes and Other Claims    1~~0~~45
Section 5.05.    Maintenance of Properties; Insurance    1~~06~~45
Section 5.06.    Books and Records; Inspection Rights    1~~0~~46
Section 5.07.    Compliance with Laws    1~~0~~46
Section 5.08.    ERISA-Related Information    1~~07~~46
Section 5.09.    Use of Proceeds    1~~0~~47
Section 5.10.    Further Assurances    1~~08~~47
Section 5.11.    Guarantors    1~~0~~49
Section 5.12.    Designation of Restricted and Unrestricted Subsidiaries    1~~10~~49
Section 5.13.    Anti-Terrorism; Sanctions; Anti-Corruption.    1~~11~~50

Section 5.14.    Post-Closing Requirements    151~~1~~
Section 5.15.    Amendment or Modification of the SPV Credit Agreements.    151~~1~~
ARTICLE 6
Negative Covenants
Section 6.01.    Indebtedness    151~~2~~
Section 6.02.    Liens    1~~15~~62
Section 6.03.    Fundamental Changes; Asset Sales; Conduct of Business    1~~18~~63
Section 6.04.    Restricted Payments    1~~20~~67
Section 6.05.    Transactions with Affiliates    1~~2~~73
Section 6.06.    Restrictive Agreements    1~~24~~77
~~Section 6.07.    Investments    125~~
Section 6.0~~8~~7.    Amendments or Modifications with Respect to Certain Indebtedness; Organizational Documents    1~~27~~80
Section 6.0~~9~~8.    Fiscal Year    1~~2~~81
Section 6.~~1~~09.    Limitation on Securitization Transactions.    1~~2~~81
Section 6.10. Line of Business..    181
ARTICLE 7
Financial Covenant
Section 7.01.    Total Net Leverage Ratio    1~~2~~81
Section 7.02.    Minimum Contracted Revenue    182~~8~~
ARTICLE 8
Guaranty
Section 8.01.    Guaranty of the Obligations    182~~9~~
Section 8.02.    Payment by Guarantors    1~~29~~83
Section 8.03.    Liability of Guarantors Absolute    183~~0~~
Section 8.04.    Waivers by Guarantors    1~~32~~85
Section 8.05.    Guarantors’ Rights of Subrogation, Contribution, Etc.    1~~32~~86
Section 8.06.    Subordination of Other Obligations    1~~33~~87
Section 8.07.    Continual Guaranty    1~~33~~87
Section 8.08.    Authority of Guarantors or the Borrower    1~~34~~87
Section 8.09.    Financial Condition of the Borrower    1~~34~~87
Section 8.10.    Bankruptcy, Etc.    1~~34~~87
ARTICLE 9
Events of Default
Section 9.01.    Events of Default    1~~35~~88
Section 9.02.    Application of Funds    1~~38~~91
Section 9.03.    Right to Cure.    1~~3~~92

ARTICLE 10
The Agents
Section 10.01.    Agents    1~~40~~93
Section 10.02.    Certain ERISA Matters    1~~44~~97
Section 10.03.    Additional Secured Parties    1~~45~~98
Section 10.04.    Acknowledgments of Lenders and Issuing Banks    1~~45~~99
ARTICLE 11
Miscellaneous
Section 11.01.    Notices    ~~148~~202
Section 11.02.    Waivers; Amendments    ~~15~~203
Section 11.03.    Expenses; Indemnity; Damage Waiver    ~~151~~204
Section 11.04.    Successors and Assigns    ~~153~~206
Section 11.05.    Survival    21~~57~~1
Section 11.06.    Counterparts; Integration; Effectiveness    21~~58~~1
Section 11.07.    Severability    21~~58~~1
Section 11.08.    Right of Setoff    21~~58~~2
Section 11.09.    Governing Law; Jurisdiction; Consent to Service of Process    21~~59~~2
Section 11.10.    WAIVER OF JURY TRIAL    21~~60~~3
Section 11.11.    Headings    21~~60~~3
Section 11.12.    Confidentiality    21~~60~~3
Section 11.13.    Interest Rate Limitation    21~~61~~5
Section 11.14.    No Advisory or Fiduciary Responsibility    21~~62~~5
Section 11.15.    Electronic Execution of this Agreement and Other Documents    216~~2~~
Section 11.16.    USA PATRIOT Act    216~~3~~
Section 11.17.    Release of Guarantors    216~~3~~
Section 11.18.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    216~~3~~
Section 11.19.    Acknowledgement Regarding Any Supported QFCs    21~~63~~7
Section 11.20.    Borrower Communications.    21~~65~~8

SCHEDULES

Schedule 1.01    Existing Letters of Credit
Schedule 2.01    Revolving Commitments and Letter of Credit Issuer Sublimit
BORROWER DISCLOSURE LETTER

Section 3.12    Subsidiaries
Section 5.10    Material Real Estate Assets
Section 5.11    Guarantors
Section 5.12    Unrestricted Subsidiaries
Section 5.14    Post-Closing Requirements
Section 6.01    Existing Debt
Section 6.02    Existing Liens
Section 6.04    Existing Investments
Section 6.06    Restrictive Agreements
Section 6.07    Existing Investments
EXHIBITS

Exhibit A    Form of Assignment and Assumption
Exhibit B    Form of Administrative Questionnaire
Exhibit C    Form of Interest Election Request
Exhibit D    Form of Note
Exhibit E    Form of Solvency Certificate
Exhibit F    Form of Compliance Certificate
Exhibit G    Form of Funding Notice
Exhibit H    Form of Issuance Notice
Exhibit I    [Reserved]
Exhibit J    Form of Joinder Agreement
Exhibit K    Form of Security Agreement
Exhibit L    Form of Tax Forms

This REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of June 21, 2024~~,~~ (and amended and restated as of November 10, 2025), among COREWEAVE, INC., a Delaware corporation, as the borrower (the “Borrower”), the GUARANTORS from time to time party hereto, the LENDERS and the ISSUING BANKS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with any permitted successor agent, the “Administrative Agent”) and as collateral agent (in such capacity, together with any permitted successor agent, the “Collateral Agent”).
The Borrower has requested the Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article 1), to make Loans to the Borrower on a revolving credit basis on and after the date hereof and at any time and from time to time prior to the Maturity Date.
The proceeds of borrowings hereunder are to be used for the purposes described in Section 5.09. The Lenders are willing to establish the credit facility referred to in the preceding paragraph upon the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.01.Defined Terms
. As used in this Agreement, the following terms have the meanings specified below:
“2025 Senior Notes Indenture” means that certain indenture, dated as of May 27, 2025, among the Borrower, as issuer, the guarantors listed therein and the trustee referred to therein pursuant to which the Senior Notes are issued, as such indenture may be amended or supplemented from time to time.

“2025A Senior Notes Indenture” means that certain indenture, dated as of July 25, 2025, among the Borrower, as issuer, the guarantors listed therein and the trustee referred to therein pursuant to which the Senior Notes are issued, as such indenture may be amended or supplemented from time to time.

“Acquired Indebtedness” means with respect to any Person (x) Indebtedness of any other Person or any of its Subsidiaries existing at the time such other Person becomes a Restricted Subsidiary or merges or amalgamates with or into or consolidates or otherwise combines with the Borrower or any Restricted Subsidiary and (y) Indebtedness secured by a Lien encumbering any asset acquired by such Person. Acquired Indebtedness shall be deemed to have been incurred, with respect to clause (x) of the preceding sentence, on the date such Person becomes a Restricted Subsidiary or on the date of the relevant merger, amalgamation, consolidation, acquisition or other combination.

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“Acquisition” means any transaction or series of related transactions resulting in the acquisition by any Obligor or any of its Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, a majority of the Equity Interests of, or a business line or unit or a division of, any Person.
“Acquisition Consideration” means the purchase consideration for any ~~Permitted~~ Acquisition permitted under Section 6.04 and all other payments by the Borrower or any of its Restricted Subsidiaries in exchange for, or as part of, or in connection with, any ~~Permitted~~ Acquisition permitted under Section 6.04, whether paid in cash or by exchange of Equity Interests or of properties or otherwise and whether payable at or prior to the consummation of such ~~Permitted~~ Acquisition permitted under Section 6.04 or deferred for payment at any future time, other future payment obligations subject to the occurrence of any contingency (provided that, in the case of any future payments subject to a contingency, such shall be considered part of the Acquisition Consideration only to the extent of the reserve, if any, required under GAAP to be established in respect thereof by Borrower or any of its Restricted Subsidiaries), and includes any and all payments representing the purchase price and any assumptions of Indebtedness, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business acquired in connection with such ~~Permitted~~ Acquisition permitted under Section 6.04.
“Acquisition Debt” has the meaning set forth in Section 6.01(h).
“Administrative Agent” has the meaning set forth in the preamble hereto.
“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit B or a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” ~~means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For~~of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For the purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.
“Affiliate Transaction” has the meaning set forth in Section 6.05.
“Agents” means the Administrative Agent and Collateral Agent or any of their respective successors or assigns.

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~~“Aggregate Receivables Sales Amount” means (x) for purposes of calculating the Total Net Leverage Ratio or the Secured Net Leverage Ratio, Attributable Receivables Indebtedness as of such date, and (y) otherwise, the aggregate face amount ((x) without giving effect to any discounts or write-offs and (y) valued as of the applicable Test Date) of all (a) Designated Receivables sold pursuant to a Designated Receivables Sale and (b) Securitization Assets sold pursuant to a Permitted Securitization, in each case, during the one-year period ending on the applicable Test Date (specifically including all Designated Receivables Sales and/or Securitization Transactions occurring on such Test Date).~~
“Aggregate Total Exposure” means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Loans and (ii) the Letter of Credit Usage.
“Agreed Currencies” means Dollars and Canadian Dollars.
“Agreed L/C Cash Collateral Amount” means 102% of the total outstanding Letter of Credit Usage.
“Agreement” means this Revolving Credit and Guaranty Agreement, as the same may hereafter be modified, supplemented, extended, amended, restated or amended and restated from time to time.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1%, and (c) the Term SOFR Rate for a one-month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that, for the purpose of this definition, the Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00% per annum, such rate shall be deemed to be 1.00% per annum for purposes of this Agreement.
“Alternative Currency” means (i) any currency (other than Dollars) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars (as determined in good faith by the Borrower) and (ii) in the case of any Letters of Credit, Canadian Dollars only.

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“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Obligors party thereto, the Administrative Agent and the other Lenders party thereto.
“Amendment No. 1 Effective Date” means October 7, 2024.
“Amendment No. 3 Effective Date” means May 2, 2025.
“Amendment No. 4 Effective Date” means November 10, 2025.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Obligor or any of its Subsidiaries and Affiliates, in effect from time to time concerning or relating to bribery or corruption, including, without limitation the FCPA, the U.K. Bribery Act 2010, the Bank Secrecy Act, the USA Patriot Act, and the applicable anti-money laundering statutes of jurisdictions where any Obligor, any of its Subsidiaries or any of its Affiliates conduct business, and the rules and regulations (if any) thereunder enforced by any governmental agency.
“Anti-Terrorism Laws” has the meaning set forth in Section 3.15(a).
“Applicable Percentage” means, with respect to any Lender, the percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.
“Applicable Rate” means, for any day, with respect to any Term Benchmark Loan, RFR Loan or any Base Rate Loan, as the case may be, the applicable rate per annum set forth below the caption “Term Benchmark Loans and RFR Loans” or “Base Rate Loans” in the table below:

Term Benchmark Loans and RFR Loans	Base Rate Loans
1.75%	0.75%
“Application” means the Letter of Credit application in the form as may approved by the applicable Issuing Bank and executed and delivered by the Borrower to the Administrative Agent and the applicable Issuing Bank, requesting such Issuing Bank issue a Letter of Credit.
“Approved Borrower Portal” has the meaning assigned to it in Section 11.20(a).
“Approved Electronic Platform” means IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system.
“Approved Fund” has the meaning set forth in Section 11.04(b)(ii)(6).

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“Arranger” means JPMorgan Chase Bank, N.A., Goldman Sachs Lending Partners LLC, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Citibank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, ~~Societe Generale,~~ Sumitomo Mitsui Banking Corp. and Wells Fargo Securities, LLC, each in its capacity as a joint lead arranger, and any successor thereto.
~~“Asset Sale” means a sale, lease (as lessor or sublessor), sale and leaseback, license (as licensor or sublicensor), exchange, transfer or other disposition to, any Person, in one transaction or a series of transactions, of all or any part of the businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired of any Obligor or any of its Restricted Subsidiaries, including any Equity Interests (but, for the avoidance of doubt, not including Equity Interests of the Borrower or any Unrestricted Subsidiary), other than (i) inventory sold, discounted, leased or licensed out in the ordinary course of business, (ii) obsolete, surplus or worn-out property, (iii) dispositions of Cash and Cash Equivalents in the ordinary course of business in connection with activities and transactions not otherwise prohibited by this Agreement (including the conversions of Cash Equivalents into Cash or other Cash Equivalents in the ordinary course of business), (iv) dispositions of property (including the sale of any Equity Interest owned by such Person) from (A) any Restricted Subsidiary that is not an Obligor to any other Restricted Subsidiary that is not an Obligor or to any Obligor or (B) any Obligor to any other Obligor; (v) dispositions of property resulting from casualty or condemnation events or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary, including any disposition of property with respect to an insurance claim from damage to such property where the insurance company provides the Obligors or its Restricted Subsidiary the value of such property (minus any deductible and fees) in cash or with replacement property in exchange for such property; (vi) dispositions or discounts of past due accounts receivable in connection with the collection, write down or compromise thereof in the ordinary course of business, (vii) dispositions of property to the extent that (x) such property is exchanged for credit against the purchase price of similar replacement property or (y) the proceeds of such disposition are promptly applied to the purchase price of such replacement property, (viii) any abandonment, failure to maintain non-renewal or other disposition of any intellectual property (or rights relating thereto) that is no longer desirable in the conduct of any Obligor’s or any of the Restricted Subsidiaries’ business, as determined in good faith by the Borrower, (ix) any sale of property or series of related sales of property where the total consideration received by the Obligors and their respective Restricted Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at the fair market value thereof in the case of other non-cash proceeds) does not exceed $2,500,000 for such sale or series of related sales, (x) cancellations of employee notes, (xi) real property leases or subleases in the ordinary course of business, (xii) expirations of contracts in accordance with their terms, (xiii) terminations of leases or subleases in the ordinary course of business, (xiv) licenses or sublicenses of software or other Intellectual Property Rights granted in the ordinary course of business and that do not materially interfere with the business of the Borrower and the Restricted Subsidiaries taken as a whole, (xv) the incurrence of Liens permitted by Section 6.02, (xvi) samples, including time-limited evaluation software, provided to customers or prospective customers in the ordinary course of business, (xvii) de minimis~~

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~~amounts of equipment provided to employees to perform their jobs and (xviii) sales, transfers or other dispositions of investments in Joint Ventures or any Subsidiary that is not a wholly owned Restricted Subsidiary.~~
“Asset Sale” means:
(a)the voluntary sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a Sale and Leaseback Transaction) of the Borrower or any of its Restricted Subsidiaries (in each case other than Equity Interests of the Borrower) (each referred to in this definition as a “disposition”); or
(b)the issuance or sale of Equity Interests of any Restricted Subsidiary (other than Preferred Stock or Disqualified Equity Interests of Restricted Subsidiaries issued in compliance with Section 6.01 hereof or directors’ qualifying shares and shares issued to foreign nationals as required under applicable law), whether in a single transaction or a series of related transactions;
in each case, other than:
(A)a disposition by (i) the Borrower or a Guarantor to the Borrower or a Guarantor or (ii) by a Restricted Subsidiary that is not a Guarantor to an Obligor or to a Restricted Subsidiary that is not a Guarantor (other than an Existing SPV or a Future SPV) or by an Existing SPV or a Future SPV to an Existing SPV or a Future SPV, including pursuant to any Intercompany License Agreement;
(B)a disposition of cash, Cash Equivalents or Investment Grade Securities, including any marketable securities portfolio owned by the Borrower and its Subsidiaries on the Effective Date;
(C)a disposition of inventory, goods or other assets (including Settlement Assets) in the ordinary course of business or consistent with past practice or held for sale or no longer used in the ordinary course of business, including any disposition of disposed, abandoned or discontinued operations;
(D)a disposition of obsolete, worn-out, uneconomic, damaged, non-core or surplus property, equipment or other assets, equipment or other assets that are no longer economically practical or commercially desirable to maintain or used or useful in the business of the Borrower and its Restricted Subsidiaries whether now or hereafter owned or leased or acquired in connection with an acquisition or used or useful in the conduct of the business of the Borrower and its Restricted Subsidiaries (including by ceasing to enforce, allowing the lapse, abandonment or invalidation of or discontinuing the use or maintenance of or putting into the public domain any intellectual property that is, in the reasonable judgment of the Borrower or the Restricted Subsidiaries, no longer used or useful, or economically practicable to maintain, or in respect of which the Borrower or any Restricted Subsidiary determines in its reasonable judgment that such action or inaction is desirable);
(E)transactions permitted under Section 6.03(a) hereof or a transaction that constitutes a Change in Control;
(F)an issuance of Equity Interests by a Restricted Subsidiary to the Borrower or to another Restricted Subsidiary or as part of or pursuant to an equity incentive or compensation plan approved by the Board of Directors of the Borrower;

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(G)any dispositions of Equity Interests, properties or assets in a single transaction or series of related transactions with a fair market value (as determined in good faith by the Borrower) of less than the greater of $150,000,000 and 3.0% of LTM EBITDA;
(H)any Restricted Payment that is permitted to be made, and is made, under Section 6.04 hereof and the making of any Permitted Investment;
(I)dispositions in connection with Permitted Liens, Permitted Intercompany Activities, Permitted Tax Restructuring and related transactions;
(J)dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or consistent with past practice or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements;
(K)conveyances, sales, transfers, licenses, sub-licenses, cross-licenses or other dispositions of intellectual property, software or other general intangibles and licenses, sub-licenses, cross-licenses, leases or subleases of other property, in each case, in the ordinary course of business or consistent with past practice or pursuant to a research or development agreement in which the counterparty to such agreement receives a license in the intellectual property or software that results from such agreement;
(L)the lease, assignment, license, sub-lease or sublicense of any real or personal property in the ordinary course of business or consistent with industry practice;
(M)foreclosure, condemnation, expropriation, forced disposition or any similar action with respect to any property or other assets or the granting of Liens not prohibited by this Agreement;
(N)the sale, discount or other disposition (with or without recourse, and on customary or commercially reasonable terms and for credit management purposes) of inventory, accounts receivable or notes receivable in the ordinary course of business or consistent with past practice, or the conversion or exchange of accounts receivable for notes receivable;
(O)any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary or any other disposition of Equity Interests, Indebtedness or other securities of an Unrestricted Subsidiary or an Immaterial Subsidiary;
(P)any disposition of Equity Interests of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Borrower or a Restricted Subsidiary) from whom such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition;
(Q)(i) dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased, (ii) dispositions of property to the extent that the proceeds of such disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased), and (iii) to the extent allowable under Section 1031 of the Code or comparable law or regulation, any exchange of like property (excluding any boot thereon) for use in a Similar Business;

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(R)any disposition of Securitization Assets, in connection with any Securitization Transaction permitted pursuant to Section 6.09, or the disposition of an account receivable in connection with the collection or compromise thereof in the ordinary course of business or consistent with past practice;
(S)any financing transaction with respect to property constructed, acquired, leased, renewed, relocated, expanded, replaced, repaired, maintained, upgraded or improved (including any reconstruction, refurbishment, renovation and/or development of real property) by the Borrower or any Restricted Subsidiary after the Effective Date, including Sale and Leaseback Transactions and asset securitizations, not prohibited by this Agreement, with respect to Sale and Leaseback Transactions constituting a Permitted Sale and Leaseback Transaction which shall be in an unlimited amount;
(T)sales, transfers or other dispositions of Investments in joint ventures or similar entities to the extent required by, or made pursuant to customary buy/sell arrangements between, the parties set forth in joint venture arrangements and similar binding arrangements;
(U)any surrender or waiver of contractual rights or the settlement, release, surrender or waiver of contractual, tort, litigation or other claims of any kind;
(V)the unwinding of any Cash Management Obligations or Hedging Obligations;
(W)transfers of property or assets subject to Casualty Events upon receipt of the net proceeds of such Casualty Event;
(X)[reserved];
(Y)any sale of property or assets, if the acquisition of such property or assets was financed with Excluded Contributions and the proceeds of such sale are used to make a Restricted Payment pursuant to clause (k)(ii) of Section 6.04 hereof;
(Z)the disposition of any assets (including Equity Interests) (i) acquired in a transaction after the Effective Date, which assets are not useful in the core or principal business of the Borrower and its Restricted Subsidiaries, or (ii) made in connection with the approval of any applicable antitrust authority or otherwise necessary or advisable in the reasonable determination of the Borrower to consummate any acquisition;
(AA)any sale, transfer or other disposition to affect the formation of any Subsidiary that is a Delaware Divided LLC; provided that upon formation of such Delaware Divided LLC, such Delaware Divided LLC shall be a Restricted Subsidiary;
(AB)any disposition of non-revenue producing assets to a Person who is providing services related to such assets, the provision of which have been or are to be outsourced by the Borrower or any Restricted Subsidiary to such Person; and
(AC)dispositions of Equity Interests, properties or assets in a single transaction or series of related transactions with an aggregate fair market value (as determined in good faith by the Borrower) not to exceed the greater of $775,000,000 and 15.0% of LTM EBITDA in any calendar year (with unused amounts in any calendar year being carried over to the immediately succeeding calendar year only (and if not used in that year, may not be further carried over (assuming for such purpose that any carried over amount is used after the amount originally allocated to such year)));

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In the event that a transaction (or any portion thereof) meets the criteria of a permitted Asset Sale and would also be a Permitted Investment or an Investment permitted under Section 6.04 hereof, the Borrower, in its sole discretion, will be entitled to divide and classify such transaction (or a portion thereof) as an Asset Sale and/or one or more of the types of Permitted Investments or Investments permitted under Section 6.04 hereof; provided, however, that notwithstanding the foregoing or anything to the contrary herein, no Investments in, or Restricted Payment or Asset Sales to, Unrestricted Subsidiaries, any Existing SPVs and any Future SPVs shall be permitted hereunder, except (i) pursuant to clause (T) and clause (HH) of “Permitted Investments”, in each case, subject to the SPV Investment Test, (ii) pursuant to clause (A) of the definition of “Asset Sales” or clause (A)(ii) of the definition of “Permitted Investments” and (iii) Investments consisting of (1) cash management, treasury management, payroll, insurance and accounting arrangements, general, administrative and operational cost and expenses, customary loyal and rewards programs and similar functions performed in the ordinary course of business and (2) Permitted Tax Restructuring, in the case of each of clauses (1) and (2) of this clause (iii) that are otherwise permitted by the definition of “Permitted Investments”.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.
“Associate” means (i) any Person engaged in a Similar Business of which the Borrower or its Restricted Subsidiaries are the legal and beneficial owners of between 20.0% and 50.0% of all outstanding Voting Stock and (ii) any joint venture entered into by the Borrower or any Restricted Subsidiary.
“Attributable Receivables Indebtedness” shall mean, at any time, with respect to any Permitted Securitization or Designated Receivables Sale, (a) if structured as a secured lending agreement or other similar agreement, the principal amount of Indebtedness of the Borrower and its Subsidiaries in respect of such Permitted Securitization or Designated Receivables Sale at such time, and (b) if structured as a purchase agreement or other similar agreement, such amount as would be outstanding at such time under such Permitted Securitization or Designated Receivables Sale if the same were structured as a secured lending agreement rather than a purchase agreement or such other similar agreement with the same loan-to-value and/or advance rate.
“Availability” means, as of any time of determination, an amount equal to (a) the aggregate amount of Revolving Commitments in effect at such time, minus (b) the Aggregate Total Exposure at such time.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any

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tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.21(d).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor thereto, as hereafter amended.
“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate Borrowing” means a Borrowing made at the Alternate Base Rate.
“Base Rate Loan” means a Loan that bears interest at the Alternate Base Rate.
“Benchmark” means, initially, with respect to any (i) RFR Loan, Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that, if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate or Daily Simple SOFR, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.21.

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“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(a)    the Daily Simple SOFR; or
(b)    the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities in the United States at such time; and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of

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administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:
(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)    in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been, or if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been, determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or component thereof), or if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof), continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);
(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such

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component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof), or if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.21 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance Section 2.21.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended.
“Beneficiary” means each Agent, Lender and Issuing Bank and each other Secured Party.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Board” means the Board of Governors of the Federal Reserve System of the United States.

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“Board of Directors” means (i) with respect to the Borrower or any corporation, the board of directors or managers, as applicable, of the corporation, or any duly authorized committee thereof; (ii) with respect to any partnership, the board of directors or other governing body of the general partner, as applicable, of the partnership or any duly authorized committee thereof; (iii) with respect to a limited liability company, the managing member or members or any duly authorized controlling committee thereof; and (iv) with respect to any other Person, the board or any duly authorized committee of such Person serving a similar function. Whenever any provision requires any action or determination to be made by, or any approval of, a Board of Directors, such action, determination or approval shall be deemed to have been taken or made if approved by a majority of the directors on any such Board of Directors (whether or not such action or approval is taken as part of a formal board meeting or as a formal board approval). Unless the context requires otherwise, Board of Directors means the Board of Directors of the Borrower.
“Bookrunner” means JPMorgan Chase Bank, N.A., Goldman Sachs Lending Partners LLC, Morgan Stanley Senior Funding, Inc. and MUFG Bank, Ltd., each in its capacity as a joint bookrunner, and any successor thereto.
“Borrower” has the meaning set forth in the preamble hereto.
“Borrower Charter” means the Fourth Amended and Restated Certificate of Incorporation of the Borrower, as the same may hereafter be amended, restated or amended and restated from time to time.
“Borrower Disclosure Letter” means the disclosure letter delivered by the Borrower to the Administrative Agent and the Lenders, dated as of the Effective Date.
“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.
“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Loans referencing the Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Term SOFR Rate or any other dealings of such Loans referencing the Term SOFR Rate.
“Business Successor” means (i) any former Subsidiary of the Borrower and (ii) any Person that, after the Amendment No. 4 Effective Date, has acquired, merged or consolidated with a Subsidiary of the Borrower (that results in such Subsidiary ceasing to be a Subsidiary of the Borrower), or acquired (in one transaction or a series of transactions) all or substantially all of the property and assets or business of a Subsidiary or assets constituting a business unit, line of business or division of a Subsidiary of the Borrower.

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“Canadian Dollars” means the lawful currency of Canada.
“Capital Lease Obligations” ~~of any Person~~ means ~~the~~an obligation~~s of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are~~that is required to be classified and accounted for as ~~capital leases on a balance sheet of such Person under GAAP, and the amount of~~a capitalized lease (and, for the avoidance of doubt, not a straight-line or operating lease) for financial reporting purposes in accordance with GAAP. The amount of Indebtedness represented by such obligation~~s shall~~will be the capitalized amount of such obligation at the time any determination thereof ~~accounted for as a liability on the balance sheet~~is to be made as determined in accordance with GAAP, and the Stated Maturity thereof will be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty; provided that ~~any~~all obligations ~~relating to a lease that was accounted for by such Person~~of the Borrower and its Restricted Subsidiaries that are or would be characterized as an operating lease as ~~of December 31, 2018 and any lease entered into after December 31, 2018 by such Person that would have been accounted for as an operating lease under~~determined in accordance with GAAP as in effect ~~as of December~~on January ~~3~~1, 201~~8~~5 ~~shall~~(whether or not such operating lease was in effect on such date) shall continue to be accounted for as ~~obligations relating to~~ an operating lease (and not as a Capital Lease Obligation~~s~~) for purposes of this Agreement regardless of any change in GAAP following January 1, 2015 (that would otherwise require such obligation to be recharacterized as a Capital Lease Obligation).
“Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries.
“Captive Insurance Subsidiary” means (i) any Subsidiary of the Borrower operating for the purpose of (a) insuring the businesses, operations or properties owned or operated by the Parent Entity, the Borrower or any of its Subsidiaries, including their future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members), and related benefits and/or (b) conducting any activities or business incidental thereto (it being understood and agreed that activities which are relevant or appropriate to qualify as an insurance company for U.S. federal or state tax purposes shall be considered “activities or business incidental thereto”) or (ii) any Subsidiary of any such insurance subsidiary operating for the same purpose described in clause (i) above.
“Cash” means money or currency.
“Cash Collateralize” means, in respect of an Obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in Dollars, at a location and pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent and the applicable Issuing Bank (and “Cash Collateralization” and “Cash Collateralized” have a corresponding meaning). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

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“Cash Equivalents” means:
~~(a) U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding one year from the date of acquisition;~~
~~(b) (i) demand deposits, (ii) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (iii) bankers’ acceptances with maturities not exceeding one year from the date of acquisition and (iv) overnight bank deposits, in each case with any foreign or domestic bank or trust company having capital, surplus and undivided profits in excess of $250,000,000 whose short term debt is rated “A-2” or higher by S&P or “P-1” or higher by Moody’s in the case of U.S. banks and $100,000,000 (or the dollar equivalent thereof in foreign currencies as of the date of determination) in the case of non-U.S. banks;~~
(i) Dollars, Canadian dollars, pounds sterling, yen, euro, any national currency of any member state of the European Union or any Alternative Currency; or (ii) any other foreign currency held by the Borrower and its Restricted Subsidiaries from time to time in the ordinary course of business or consistent with past practice;
securities issued or directly and fully guaranteed or insured by the United States, Canadian, United Kingdom or Japanese governments, a member state of the European Union or, in each case, any agency or instrumentality thereof (provided that the full faith and credit obligation of such country or such member state is pledged in support thereof), with maturities of 36 months or less from the date of acquisition;
certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits, demand deposits or bankers’ acceptances having maturities of not more than two years from the date of acquisition thereof issued by any bank, trust company or other financial institution (i) whose commercial paper is rated at least “P-2” or the equivalent thereof by Moody’s or at least “A-2” or the equivalent thereof by S&P (or, if at the time, neither Moody’s or S&P is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower) or (ii) having combined capital and surplus in excess of $100,000,000;
~~(c)~~ repurchase obligations ~~with a term of not more than seven days~~ for underlying securities of the types described in clauses (~~a~~b), (c), (g) and (~~b~~h) ~~above~~ entered into with any ~~financial institution~~Person meeting the qualifications specified in clause (~~b~~c) above;
securities with maturities of two years or less from the date of acquisition backed by standby letters of credit issued by any Person meeting the qualifications of clause (c) of this definition;
~~(d)~~ commercial paper ~~rated at least P-1 by Moody’s or A-1 by S&P and~~and variable or fixed rate notes issued by any Person meeting the qualifications specified in clause (c) above (or by the parent company thereof) maturing within ~~one~~two years after the date of ~~acquisition~~creation thereof, or if no rating is available in respect of the commercial paper or

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variable or fixed rate notes, the issuer of which has an equivalent rating in respect of its long-term debt;
marketable short-term money market and similar securities having a rating of at least “P-2” or “A-2” from either Moody’s or S&P, respectively (or, if at the time, neither Moody’s nor S&P is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower);
readily marketable direct obligations issued by any state, province, commonwealth or territory of the United States of America or any political subdivision, taxing authority or any agency or instrumentality thereof, rated BBB- (or the equivalent) or better by S&P or Baa3 (or the equivalent) or better by Moody’s (or, if at the time, neither S&P nor Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of acquisition;
readily marketable direct obligations issued by any foreign government or any political subdivision, taxing authority or agency or instrumentality thereof, with a rating of “BBB-” or higher from S&P or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, neither S&P nor Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of acquisition;
~~(e) securities~~Investments with average maturities of ~~one year~~24 months or less from the date of acquisition ~~issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least~~ in money market funds with a rating of “A ~~by~~” or higher from S&P or “A-~~1~~2” or higher by Moody’s~~;~~  or the equivalent of such rating by such rating organization (or, if at the time, neither S&P nor Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower);
~~(f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition;~~
~~(g) any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying, at the time of acquisition thereof, the criteria set forth in clause (b)(i) which (i) is secured by a fully perfected security interest in Cash, and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender or commercial banking institution thereunder;~~
~~(h) money market funds at least 90% of the assets of which consist of investments of the type described in clauses (a) through (g) above.~~

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~~“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act and the rules of the Securities and Exchange Commission thereunder), other than the Permitted Holders, of Equity Interests in the Borrower representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Borrower; (b) any sale, lease, or other disposition of all or substantially all of the consolidated assets of the Borrower and its Restricted Subsidiaries, taken as a whole, to any Person; or (c) any “Change in Control” (or analogous term), as defined in any agreement relating to any Material Indebtedness.~~
with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers’ acceptance of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from Moody’s is at least “P-2” or the equivalent thereof or from S&P is at least “A-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 270 days from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank;
Indebtedness or Preferred Stock issued by Persons with a rating of “BBB-” or higher from S&P or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, neither S&P nor Moody’s is rating such obligations, then a comparable rating from another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of acquisition;
bills of exchange issued in the United States of America, Canada, the United Kingdom, Japan, a member state of the European Union eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent);
investments in industrial development revenue bonds that (i) “re-set” interest rates not less frequently than quarterly, (ii) are entitled to the benefit of a remarketing arrangement with an established broker dealer and (iii) are supported by a direct pay letter of credit covering principal and accrued interest that is issued by any bank meeting the qualifications specified in clause (c) above; and
any investment company, money market, enhanced high yield, pooled or other investment fund investing 90% or more of its assets in instruments of the types specified above.
“Cash Management Obligations” means (1) obligations in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements, electronic fund transfer, treasury services and cash management services, including controlled disbursement services, working capital lines, lines of credit, overdraft facilities, foreign exchange facilities,

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deposit and other accounts and merchant services, or other cash management arrangements or any automated clearing house arrangements, (2) other obligations in respect of netting or setting off arrangements, credit, debit or purchase card programs, stored value card and similar arrangements and (3) obligations in respect of any other services related, ancillary or complementary to the foregoing (including any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services, corporate credit and purchasing cards and related programs or any automated clearing house transfers of funds).
“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, assets or real property (including any improvements thereon) to replace or repair such equipment, assets or real property.
“Change in Control” means:
(1)    the Borrower becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Effective Date), other than one or more Permitted Holders or a Parent Entity, that is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the Effective Date ) of more than 50.0% of the total voting power of the Voting Stock of the Borrower, unless the Permitted Holders have, at such time, the right or the ability by proxy, voting power, contract or otherwise to directly or indirectly elect, designate, nominate or appoint a majority of the board of directors of the Borrower; provided that (x) so long as the Borrower is a Subsidiary of any Parent Entity, no Person shall be deemed to be or become a beneficial owner of more than 50.0% of the total voting power of the Voting Stock of the Borrower unless such Person shall be or become a beneficial owner of more than 50.0% of the total voting power of the Voting Stock of such Parent Entity (other than a Parent Entity that is a Subsidiary of another Parent Entity) and (y) any Voting Stock of which any Permitted Holder is the beneficial owner shall not in any case be included in any Voting Stock of which any such Person is the beneficial owner; or
(2)    the sale or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, to a Person (other than the Borrower or any of its Restricted Subsidiaries or one or more Permitted Holders) and any “person” (as defined in clause (1) above), other than one or more Permitted Holders or any Parent Entity, is or becomes the “beneficial owner” (as so defined) of more than 50.0% of the total voting power of the Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be, unless the Permitted Holders have, at such time, the right or the ability by proxy, voting power, contract or otherwise to directly or indirectly elect, designate, nominate or appoint a majority of the board of directors of the Borrower; provided that (x) so long as the Borrower is a

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Subsidiary of any Parent Entity, no Person shall be deemed to be or become a beneficial owner of more than 50.0% of the total voting power of the Voting Stock of the Borrower unless such Person shall be or become a beneficial owner of more than 50.0% of the total voting power of the Voting Stock of such Parent Entity (other than a Parent Entity that is a Subsidiary of another Parent Entity) and (y) any Voting Stock of which any Permitted Holder is the beneficial owner shall not in any case be included in any Voting Stock of which any such Person is the beneficial owner.
Notwithstanding the preceding or any provision of Section 13d-3 of the Exchange Act, (i) a Person or group shall not be deemed to beneficially own Voting Stock subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Stock in connection with the transactions contemplated by such agreement, (ii) if any group includes one or more Permitted Holders, the issued and outstanding Voting Stock of the Borrower owned, directly or indirectly, by any Permitted Holders that are part of such group shall not be treated as being beneficially owned by such group or any other member of such group for purposes of determining whether a Change in Control has occurred, (iii) a Person or group will not be deemed to beneficially own the Voting Stock of another Person as a result of its ownership of Voting Stock or other securities of such other Person’s parent entity (or related contractual rights) unless it owns 50.0% or more of the total voting power of the Voting Stock entitled to vote for the election of directors of such parent entity having a majority of the aggregate votes on the board of directors (or similar body) of such parent entity and (iv) the right to acquire Voting Stock (so long as such Person does not have the right to direct the voting of the Voting Stock subject to such right) or any veto power in connection with the acquisition or disposition of Voting Stock will not cause a party to be a beneficial owner.
“Change in Law” means the occurrence after the date of this Agreement of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.17(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, rules, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.
“Charges” has the meaning set forth in Section 11.13.

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“Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Revolving Commitment with respect to a particular Class of Loans or Revolving Commitments, (b) when used with respect to Revolving Commitments, refers to whether such Revolving Commitments are Existing Revolving Commitments or Extended Revolving Commitments and (c) when used with respect to Loans, refers to whether such Loans are Existing Revolving Loans or Extended Revolving Loans.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator).
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means, collectively, all of the real, personal and mixed property (including Equity Interests) in which Liens are granted or purported to be granted pursuant to the Collateral Documents as security for the Obligations, other than the Excluded Assets (as defined in the Security Agreement).
“Collateral Agent” has the meaning set forth in the preamble hereto.
“Collateral Documents” means the Security Agreement, Mortgages, pledge agreements, collateral assignments, Control Agreements, the Pari Intercreditor Agreement, and all other instruments, documents and agreements delivered by or on behalf of any Obligor pursuant to this Agreement or any of the other Loan Documents in order to grant to, or perfect in favor of, the Collateral Agent, for the benefit of the Secured Parties, a first priority security interest and Lien on the Collateral.
“Commitment Fee Rate” means 0.25% per annum.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.).
“Communications” has the meaning set forth in Section 11.01(c).
“Compliance Certificate” means a compliance certificate substantially in the form of Exhibit F.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Adjusted EBITDA” means, with respect to ~~the Borrower and its Subsidiaries on a consolidated basis,~~any Person for any period, the ~~sum, without duplication, of~~ Consolidated Net Income of such Person for such period:
(AD)~~(a)~~    increased (without duplication), by ~~the following, in each case (other than clause (i)) to the extent deducted (and not added back) in determining Consolidated Net Income for such period~~:

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(1)Fixed Charges of such Person for such period (including (w) non-cash rent expense, (x) net payments and losses or any obligations on any Hedging Obligations or other derivative instruments, (y) bank, letter of credit and other financing fees and (z) costs of surety bonds in connection with financing activities, plus amounts excluded from the definition of “Consolidated Interest Expense” and any non-cash interest expense), to the extent deducted (and not added back) in computing Consolidated Net Income; plus
(2)(~~i~~x) provision for taxes based on income ~~or~~, profits, revenue or capital, including~~, without limitation,~~  federal, foreign, state, provincial, ~~franchise~~territorial, local, unitary, excise, property, franchise, value added and similar taxes ~~and foreign~~(such as Delaware franchise tax, Pennsylvania capital tax, Texas margin tax and provincial capital taxes paid in Canada) and withholding taxes (including any future taxes or other levies which replace or are intended to be in lieu of such taxes and any penalties and interest related to such taxes or arising from tax examinations) and similar taxes of such Person paid or accrued during such period (including in respect of repatriated funds), (y) any distributions made to a Parent Entity with respect to the foregoing and (z) the net tax expense associated with any adjustments made pursuant to the definition of “Consolidated Net Income” in each case, to the extent deducted (and not added back) in computing Consolidated Net Income; plus
~~(ii)    Fixed Charges; plus~~
(3)~~(iii)~~    Consolidated Depreciation and Amortization Expense of such Person for such period to the extent deducted (and not added back) in computing Consolidated Net Income; plus
(4)any fees, costs, expenses or charges (other than Consolidated Depreciation and Amortization Expense) related to any actual, proposed or contemplated Equity Offering (including any expense relating to enhanced accounting functions or other transaction costs associated with becoming a public company, including Public Company Costs), Permitted Investment, Restricted Payment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful and including any such transaction consummated prior to the Effective Date ), including (i) such fees, expenses or charges (including rating agency fees, consulting fees and other related expenses and/or letter of credit or similar fees) related to the offering or incurrence of, or ongoing administration of the Senior Notes, the Credit Agreement, the SPV II Credit Agreement, the SPV IV Credit Agreement, the OEM Financing Agreements, any Future SPV Credit Agreement, any other Credit Facilities, any Securitization Fees and the Transactions, including Transaction Expenses, and (ii) any amendment, waiver or other modification of the Senior Notes, this Agreement, the SPV II Credit Agreement, the SPV IV Credit Agreement, the OEM Financing Agreements, any Future SPV Credit Agreement, Receivables Facilities, Securitization Facilities, any other Credit Facilities, any Securitization Fees, any other Indebtedness or any Equity Offering, in each case, whether or not consummated, to the extent deducted (and not added back) in computing Consolidated Net Income; plus
(5)(~~iv~~i) the amount of any restructuring charge~~s~~, accrual~~s or reserves~~, reserve (and adjustments to existing reserves) or expense, integration cost, inventory optimization programs or other business optimization expense or cost

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(including charges directly related to the implementation of cost-savings initiatives and tax restructurings) that is deducted (and not added back) in such period in computing Consolidated Net Income, including any costs incurred in connection with acquisitions or divestitures after the Effective Date, any severance, retention, signing bonuses, relocation, recruiting and other employee related costs, costs in respect of strategic initiatives and curtailments or modifications to pension and post-retirement employment benefit plans (including any settlement of pension liabilities), costs related to entry into new markets (including unused warehouse space costs) and new product introductions (including labor costs, scrap costs and lower absorption of costs, including due to decreased productivity and greater inefficiencies), systems development and establishment costs, operational and reporting systems, technology initiatives, contract termination costs, future lease commitments and costs related to the opening and closure and/or consolidation of facilities (including severance, rent termination, moving and legal costs) and to exiting lines of business and consulting fees incurred with any of the foregoing and (ii) fees, costs and expenses associated with acquisition related litigation and settlement thereof; plus
(6)~~(v)~~    any other non-cash charges, ~~including (A) any write offs, write downs~~write-downs, expenses, losses or items reducing Consolidated Net Income for such period~~, (B) equity-based awards compensation expense, (C)~~ including (i) non-cash losses on the sale~~s, disposals or abandonment of, or any~~ of assets and any write-offs or write-downs, deferred revenue or impairment charges ~~or asset write-down or write-off related to, intangible assets, long-lived assets, inventory and investments in debt and equity securities and (D) all losses from investments recorded using the equity method (provided that,~~, (ii) impairment charges, amortization (or write offs) of financing costs (including debt discount, debt issuance costs and commissions and other fees associated with Indebtedness, including the Senior Notes, the Credit Agreement, the SPV II Credit Agreement, the SPV IV Credit Agreement, the SPV VII Credit Agreement and any Future SPV Credit Agreement) of such Person and its Subsidiaries and/or (iii) the impact of acquisition method accounting adjustment and any non-cash write-up, write-down or write-off with respect to re-valuing assets and liabilities in connection with the Transactions or any Investment, deferred revenue or any effects of adjustments resulting from the application of purchase accounting, purchase price accounting (including any step-up in inventory and loss of profit on the acquired inventory) (provided that if any such non-cash charge~~s~~, write-down, expense, loss or item represents an accrual or reserve for potential cash items in any future period, (A) the Borrower may elect not to add back such non-cash charge, expense or loss in the current period and (B) to the extent the Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated Adjusted EBITDA ~~to such extent, and excluding~~when paid), or other items classified by the Borrower as special items less other non-cash items of income increasing Consolidated Net Income (excluding any amortization of a prepaid cash item that was paid in a prior period or such non-cash item of income to the extent it represents a receipt of cash in any future period); plus
(7)the amount of pro forma “run rate” cost savings (including cost savings with respect to salary, benefit and other direct savings resulting from workforce reductions and facility, benefit and insurance savings and any savings expected to result from the reduction of a public target’s Public Company Costs), operating expense reductions, other operating improvements (including the entry into material contracts or arrangements), revenue enhancements, and initiatives

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and synergies (including, to the extent applicable, from (i) the Transactions, (ii) the effect of new customer contracts or projects and/or (iii) increased pricing or volume in existing contracts) (it is understood and agreed that “run rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or expected to be taken, net of the amount of actual benefits realized during such period form such actions) projected by the Borrower in good faith to be reasonably anticipated to be realizable or a plan for realization shall have been established within 24 months of the date thereof (including from any actions taken in whole or in part prior to such date), which will be added to Consolidated Adjusted EBITDA as so projected until fully realized and calculated on a pro forma basis as though such cost savings (including cost savings with respect to salary, benefit and other direct savings resulting from workforce reductions and facility, benefit and insurance savings and any savings expected to result from the reduction of a public target’s Public Company Costs), operating expense reductions, other operating improvements and initiatives and synergies had been realized on the first day of such period, net of the amount of actual benefits realized prior to or during such period from such actions; provided that such cost savings are reasonably identifiable and factually supportable (in the good faith determination of the Borrower); and provided, further, that such cost savings are reasonably identifiable and the result of specified actions taken or initiated or to which substantial steps have been taken or initiated or are expected to be taken or initiated (all in the good faith determination of the Borrower); plus
~~(vi)    the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary; plus~~
~~(vii)    the amount of any “earn-out” and other contingent consideration obligations in connection with any Acquisition; plus~~
~~(viii)    the amount of (A) extraordinary, exceptional, nonrecurring or unusual losses (including all fees and expenses relating thereto) or expenses, Transaction expenses, integration costs, transition costs, pre-opening, opening, consolidation and closing costs for facilities, costs incurred in connection with any strategic initiatives, costs or accruals or reserves incurred in connection with acquisitions, other business optimization expenses (including costs and expenses relating to business optimization programs and new systems design and implementation costs), restructuring costs and curtailments or modifications to pension and postretirement employee benefit plans and (B) any expenses, fees, charges, or losses (other than depreciation or amortization expense) related to or incurred in connection with any equity issuance, including, without limitation, an initial public offering, Investment, Restricted Payment, acquisition, disposition, recapitalization, or the incurrence of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful); plus~~
~~(ix)    the amount of “run-rate” cost savings, operating expense reductions, operational improvements, revenue enhancements and synergies projected by the Borrower in good faith to result from actions either taken or expected to be taken within twenty-four (24) months after the end of such period (which cost savings, operating expense reductions, operational improvements, revenue enhancements and synergies~~

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~~shall be calculated on a pro forma basis as though such cost savings, operating expense reductions, operational improvements and synergies had been realized on the first day of such period), net of the amount of actual benefits realized from such actions (it is understood and agreed that “run-rate” means the full recurring benefit that is associated with any action taken or expected to be taken); provided that such cost savings, operating expense reductions, operational improvements, revenue enhancements and synergies are reasonably identifiable and reasonably attributable to the actions specified and reasonably anticipated to result from such actions; plus~~
(8)~~(x)~~    any costs or expenses incurred by the Borrower or a Restricted Subsidiary or a Parent Entity pursuant to any management equity plan ~~or~~, stock option plan, phantom equity plan, profits interests or any other management ~~or~~, employee benefit or other compensatory plan or agreement ~~or~~(and any successor plans or arrangements thereto), employment, termination or severance agreement, or any stock subscription or ~~shareholder agreement~~equityholder agreement, and any costs or expenses in connection with the roll-over, acceleration or payout of Equity Interests held by management, to the extent that such costs or expenses are non-cash or otherwise funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests (other than Disqualified Equity Interests) of the Borrower; plus
(9)~~(xi)~~    cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated Adjusted EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated Adjusted EBITDA pursuant to clause (~~b~~B) below for any previous period and not added back; plus
~~(xii)    any net loss from disposed or discontinued operations (excluding held-for-sale discontinued operations until actually disposed of); plus~~
(10)any net loss included in the Consolidated Net Income attributable to non-controlling or minority interests pursuant to the application of Accounting Standards Codification Topic 810-10-45 (or any successor provision or other financial accounting standard having a similar result or effect); plus
(11)the amount of any non-controlling or minority interest expense consisting of Subsidiary income attributable to non-controlling or minority Equity Interests of third parties in any non-wholly owned Subsidiary; plus
(12)(i) unrealized or realized foreign exchange losses resulting from the impact of foreign currency changes and (ii) gains and losses due to fluctuations in currency values and related tax effects determined in accordance with GAAP; plus
(13)with respect to any joint venture, an amount equal to the proportion of those items described in clauses (2) and (3) above relating to such joint venture corresponding to the Borrower’s and its Restricted Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Restricted Subsidiary) to the extent deducted (and not added back) in computing Consolidated Net Income; plus

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(14)the amount of any costs, charges or expenses relating to payments made to stock appreciation or similar rights, stock option, restricted stock, phantom equity, profits interests or other interests or rights holders of the Borrower or any of its Subsidiaries or any Parent Entity in connection with, or as a result of, any distribution being made to equityholders of such Person or any of its Subsidiaries or any Parent Entities, which payments are being made to compensate such holders as though they were equityholders at the time of, and entitled to share in, such distribution; plus
(15)adjustments of the nature or type used in (i) connection with the calculation of “Adjusted EBITDA” as set forth in footnote (1) of “Summary—Summary historical financial data” contained in the Offering Memorandum to the extent such adjustments continue to be applicable during the period in which Consolidated Adjusted EBITDA is being calculated and other adjustments of a similar nature to the foregoing, in each case applied in good faith by the Borrower and (ii) any due diligence quality of earnings report from time to time prepared with respect to the target of an acquisition or Investment not otherwise prohibited by this Agreement by a nationally recognized accounting firm; plus
(16)at the option of the Borrower, losses, charges and expenses related to the pre-opening and opening of new data centers, and start-up period prior to opening, that are operated, or to be operated, by the Borrower or any Restricted Subsidiary; plus
(17)at the option of the Borrower, rent expense as determined in accordance with GAAP not actually paid in cash during such period (net of rent expense paid during such period over and above rent expense as determined in accordance with GAAP); plus
(18)at the option of the Borrower, losses, charges and expenses related to a new data center until the date that is 24 months after the date of commencement of construction or the date of acquisition thereof, as the case may be; plus
(19)at the option of the Borrower, (1) the net increase (which, for the avoidance of doubt, shall not be negative), if any, of the difference between: (i) the deferred revenue of such Person and its Restricted Subsidiaries, as of the last day of such period (the “Determination Date”) and (ii) the deferred revenue of such Person and its Restricted Subsidiaries as of the date that is 12 months prior to the Determination Date, and (2) without duplication of any adjustment pursuant to clause (1), the net adjustment for the annualized full-year gross profit contribution from new customer contracts signed during the 12 months prior to the Determination Date; plus
(20)at the option of the Borrower, any fees, costs and expenses incurred in connection with the implementation of Accounting Standards Codification Topic 606—Revenue from Contracts with Customers (or any successor provision or other financial accounting standard having a similar result or effect), and any non-cash losses or charges resulting from the application of Accounting Standards Codification Topic 606—Revenue from Contracts with Customers (or any successor provision or other financial accounting standard having a similar result or effect); plus

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(21)~~(xiii)~~    at the Borrower’s option, the amount of reasonably identifiable “run-rate” profits (calculated on a pre-tax basis) that are projected by the Borrower and its Restricted Subsidiaries in good faith to be derived from ~~new~~ contracts (calculated on a pro forma basis as though such profits had been realized on the first day of such period) within ~~twenty-four (~~24~~)~~  months of the entry into such ~~new~~ contract net of the amount of actual profits realized prior to or during such period from such ~~new~~ contracts and without giving any benefit for any period after the termination of such ~~new~~ contract; and
~~(b)    decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period:~~
(AE)~~(i)~~    decreased (without duplication) by non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Adjusted EBITDA in any prior period~~; plus~~ (other than non-cash gains relating to the application of Accounting Standards Codification Topic 842—Leases (or any successor provision or other financial accounting standard having a similar result or effect)).
~~(ii)    any non-cash gains with respect to cash actually received in a prior period unless such cash did not increase Consolidated Adjusted EBITDA in such prior period; plus~~
~~(iii)    any net income from disposed or discontinued operations (excluding held-for-sale discontinued operations until actually disposed of); plus~~
~~(iv)    extraordinary gains and unusual or non-recurring gains (less all fees and expenses relating thereto); and~~
~~(c)    increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of FASB Accounting Standards Codification 460, the obligations under any Guarantee.~~
~~Consolidated Adjusted EBITDA, with respect to the fiscal quarters ended on June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024, shall be deemed to be $11,015,632.47, $40,781,035.15, $36,568,058.16 and $97,621,188.11, respectively, and with respect to all assets and Persons acquired or disposed of, Consolidated Adjusted EBITDA shall be calculated on a Pro Forma Basis.~~
~~Consolidated Adjusted EBITDA shall be calculated, at the Borrower’s option, on either (x) if, as of the date of determination, management of the Borrower expects in good faith that the Consolidated Adjusted EBITDA for two quarters following such date of determination will be higher than the immediately preceding two quarters, by multiplying the Consolidated Adjusted EBITDA for the most recent fiscal quarter multiple by four or (y) an unannualized basis (i.e., the Consolidated Adjusted EBITDA for the most recent four fiscal quarters).~~
“Consolidated Depreciation and Amortization Expense” means, with respect to ~~the Borrower and its Subsidiaries~~any Person for any period, the total amount of depreciation and

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amortization expense ~~of the Borrower~~ and ~~its Subsidiaries~~capitalized fees, including~~, without duplication, the~~  amortization ~~of~~or write-off of (i) intangible assets and non-cash organization costs, (ii) deferred financing ~~fees~~ and ~~costs,~~ debt issuance fees, costs~~, commissions, fees~~  and expenses, (iii) capitalized expenditures (including Capitalized Software Expenditures), customer acquisition costs and incentive payments, media development costs, conversion costs~~,~~  and contract acquisition costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than par and amortization of favorable ~~and~~or unfavorable lease assets or liabilities ~~of the Borrower and its~~and (iv) capitalized fees related to any Securitization Transaction, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP and any write down of assets or asset value carried on the balance sheet.
“Consolidated Interest Expense” means, with respect to ~~the Borrower and its Subsidiaries~~any Person for any period, without duplication, the sum of:
(AF)~~(a)~~    consolidated cash interest expense ~~in~~(including that attributable to Capital Lease Obligations) with respect ~~of~~to all outstanding Indebtedness of ~~the Borrower~~such Person and its Restricted Subsidiaries ~~for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (i) amortization of OID resulting from the issuance of Indebtedness at less than par, (ii)~~, including all commissions, discounts and other fees and charges owed with respect to letters of credit ~~or~~and bankers~~,~~’ acceptance~~s, (iii) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of hedging obligations or other derivative instruments pursuant to GAAP), (iv) the interest component of capitalized lease obligations~~ financing and ~~(v)~~ net payments~~, if any,~~  made (less net payments~~, if any, received), pursuant to interest rate hedging obligations with respect to~~ received) under Hedging Obligations but excluding, for the avoidance of doubt (i) Securitization Fees, (ii) penalties, additions to Tax and interest relating to Taxes, (iii) annual agency or similar fees paid to the administrative agents, collateral agents and other agents under any Credit Facility, (iv) any additional interest or liquidated damages owing pursuant to any registration rights obligations, (v) costs associated with obtaining Hedging Obligations, (vi) accretion or accrual of discounted liabilities other than Indebtedness, ~~and excluding~~ (~~A~~vii) any expense resulting from the discounting of any Indebtedness in connection with the application of recapitalization accounting or~~, if applicable,~~  purchase accounting in connection with the Transactions or any acquisition, (~~B) penalties and interest relating to taxes, (C) any “additional interest” or “liquidated damages” with respect to any debt securities for failure to timely comply with registration rights obligations, (D~~viii) amortization ~~of OID,~~, expensing or write-off of deferred financing fees, amendment and ~~costs~~consent fees, debt issuance costs, debt discount or premium, terminated Hedging Obligations and other commissions, fees and expenses ~~and~~, discounted liabilities, ~~(E~~original issue discount and any other amounts of non-cash interest and, adjusted to the extent included, to exclude any refunds or similar credits received in connection with the purchasing or procurement of goods or services under any purchasing card or similar program, (ix) any expensing of bridge, arrangement, structuring, commitment, agency, consent and other financing fees~~,~~  and ~~(F)~~any other fees related to the Transactions or any acquisitions after the Effective Date, (x) any accretion of accrued interest on discounted liabilities~~); plus~~ and any prepayment, make-whole or breakage premium, penalty or cost, (xi) interest expense with respect to Indebtedness of any direct or indirect parent of such Person resulting from push-down accounting and (xii) any lease, rental or other expense in connection with Non-Financing Lease Obligations; less

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~~(b)    consolidated capitalized interest of the Borrower and its Subsidiaries for such period, whether paid or accrued; less~~
(AG)~~(c)~~    consolidated interest income ~~of the Borrower and its Subsidiaries~~ for such period.
For purposes of this definition, interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP.
“Consolidated Net Income” means, with respect to ~~the Borrower and its Subsidiaries~~any Person for any period, the ~~aggregate consolidated~~ net ~~earnings~~income (~~or~~ loss) of ~~the Borrower~~such Person and its Restricted Subsidiaries for such period~~,~~ determined on a consolidated basis~~, determined~~  in accordance with GAAP and before any reduction in respect of Preferred Stock dividends; provided ~~that, without duplication~~, however, that there will not be included in such Consolidated Net Income:
~~(a)    the cumulative effect of a change in accounting principles (effected either through cumulative effect adjustment or a retroactive application, in each case, in accordance with GAAP) and changes as a result of the adoption or modification of accounting policies during such period shall be excluded;~~
~~(b)    any net after-tax effect of gains or losses attributable to asset dispositions or abandonments (including any disposal of abandoned or discontinued operations) or the sale or other disposition of any capital stock of any Person other than in the ordinary course of business as determined in good faith by the Borrower shall be excluded;~~
~~(c)    effects of adjustments (including the effects of such adjustments pushed down to the Borrower and its Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue, debt line items and other noncash charges in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of recapitalization accounting or, if applicable, purchase accounting or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded;~~
~~(d)    any net after-tax effect of income (loss) from the early extinguishment, cancellation or conversion of (i) Indebtedness, (ii) hedging obligations or (iii) other debt or derivative instruments shall be excluded;~~
~~(e)    any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to goodwill, intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded;~~
~~(f)    any non-cash compensation charge or expense, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights, equity based awards, equity incentive programs or other non-cash deemed~~

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~~financial charges in respect of any pension liabilities or other provisions shall be excluded, and any cash charges associated with the rollover, acceleration, or payout of equity interests by management of the Borrower or any of its direct or indirect parent companies in connection with the Transaction shall be excluded;~~
(AH)any net income (loss) of any Person if such Person is not a Restricted Subsidiary (including any net income (loss) from investments recorded in such Person under the equity method of accounting), except that the Borrower’s equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of Cash or Cash Equivalents actually distributed (or to the extent converted into Cash or Cash Equivalents);
(AI)solely for the purpose of determining the amount available for Restricted Payments under clause (a) of the definition of “Cumulative Credit”, any net income (loss) of any Restricted Subsidiary (other than the Guarantors, any Existing SPV or any Future SPV) if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower or a Guarantor by operation of the terms of such Restricted Subsidiary’s articles, charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its stockholders (other than (a) restrictions that have been waived or otherwise released, (b) restrictions pursuant to the Credit Agreement, SPV II Credit Agreement, the SPV IV Credit Agreement, the SPV VII Credit Agreement, any Future SPV Credit Agreement, the Senior Notes, this Agreement or other similar indebtedness and (c) restrictions specified in Section 6.06(14)(i), except that the Borrower’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of Cash or Cash Equivalents actually distributed (or to the extent converted, or having the ability to be converted, into Cash or Cash Equivalents) by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause);
(AJ)any gain (or loss) (a) in respect of facilities no longer used or useful in the conduct of the business of the Borrower or its Restricted Subsidiaries, abandoned, transferred, closed, disposed or discontinued operations, (b) on disposal, abandonment or discontinuance of disposed, abandoned, transferred, closed or discontinued operations, and (c) attributable to Asset Sales, abandonments, sales or other dispositions of any asset (including pursuant to any Sale and Leaseback Transaction) or the designation of an Unrestricted Subsidiary other than in the ordinary course of business;
(AK)(a) any extraordinary, exceptional, unusual, infrequently occurring or nonrecurring loss, charge or expense, Transaction Expenses, Public Company Costs, restructuring and duplicative running costs, restructuring charges or reserves (whether or not classified as restructuring expense on the consolidated financial statements), relocation costs, start-up or initial costs for any project or new production line, division or new line of business, integration and facilities’ or bases’ opening costs, facility consolidation and closing costs, severance costs and expenses, one-time charges (including compensation charges), payments made pursuant to the terms of change in control agreements that the Borrower or a Subsidiary or a Parent Entity had entered into with employees of the Borrower, a Subsidiary or a Parent Entity, costs relating to pre-opening, opening and conversion costs for facilities, losses, costs or cost inefficiencies related to project terminations, facility or property disruptions or shutdowns (including due to work stoppages, natural disasters and epidemics), signing, retention and

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completion bonuses (including management bonus pools), recruiting costs, costs incurred in connection with any strategic or cost savings initiatives, transition costs, contract terminations, litigation and arbitration fees, costs and charges, expenses in connection with one-time rate changes, costs incurred with acquisitions, investments and dispositions (including travel and out-of-pocket costs, human resources costs (including relocation bonuses), litigation and arbitration costs, charges, fees and expenses (including settlements), management transition costs, advertising costs, losses associated with temporary decreases in work volume and expenses related to maintain underutilized personnel) and non-recurring product and intellectual property development, other business optimization expenses or reserves (including costs and expenses relating to business optimization programs and new systems design and costs or reserves associated with improvements to IT and accounting functions), retention charges (including charges or expenses in respect of incentive plans), system establishment costs and implementation costs and operating expenses attributable to the implementation of strategic or cost-savings initiatives, and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities and charges resulting from changes in estimates, valuations and judgments) and professional, legal, accounting, consulting and other service fees incurred with any of the foregoing and (b) any charge, expense, cost, accrual or reserve of any kind associated with acquisition related litigation and settlements thereof;
(AL)(a) at the election of the Borrower with respect to any quarterly period, the cumulative effect (including charges, accruals, expenses and reserves) of a change in law, regulation or accounting principles and changes as a result of the adoption or modification of accounting policies, (b) subject to the last paragraph of the definition of “GAAP,” the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period (including any impact resulting from an election by the Borrower to apply IFRS or other Accounting Changes) and (c) any costs, charges, losses, fees or expenses in connection with the implementation or tracking of such changes or modifications specified in the foregoing clauses (a) and (b), in each case as reasonably determined by the Borrower;
(AM)(a) any equity-based or non-cash compensation or similar charge, cost or expense or reduction of revenue, including any such charge, cost, expense or reduction arising from any grant of stock, stock appreciation or similar rights, stock options, restricted stock, phantom equity, profits interests or other interests, or other rights or equity- or equity-based incentive programs (“equity incentives”), any income (loss) associated with the equity incentives or other long-term incentive compensation plans (including under deferred compensation arrangements of the Borrower or any Parent Entity or Subsidiary and any positive investment income with respect to funded deferred compensation account balances), roll-over, acceleration or payout of Equity Interests by employees, directors, officers, managers, contractors, consultants, advisors or business partners (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower or any Parent Entity or Subsidiary, and any cash awards granted to employees of the Borrower and its Subsidiaries in replacement for forfeited awards, (b) any non-cash losses attributable to deferred compensation plans or trusts or realized in such period in connection with adjustments to any employee benefit plan due to changes in estimates, actuarial assumptions, valuations, studies or judgments, (c) non-cash compensation expense resulting from the application of Accounting Standards Codification Topic 718, Compensation—Stock Compensation or Accounting Standards Codification Topics 505-50 Equity-Based Payments to Non-Employees (or any successor provision or other financial accounting standard having a similar result or effect), and (d) any net pension or post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, amortization of such amounts arising in

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prior periods, amortization of the unrecognized obligation (and loss or cost) existing at the date of initial application of Statement of Financial Accounting Standards No. 87, 106 and 112 (or any successor provision or other financial accounting standard having a similar result or effect), and any other item of a similar nature;
(AN)any income (loss) from the extinguishment, conversion or cancellation of Indebtedness, Hedging Obligations or other derivative instruments (including deferred financing costs written off, premiums paid or other expenses incurred);
(AO)any unrealized or realized gains or losses in respect of any Hedging Obligations or any ineffectiveness recognized in earnings related to hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions;
(AP)~~(g)~~    any fees, losses, costs, expenses or charges incurred during such period (including any transaction, retention bonus or similar payment), or any amortization thereof for such period, in connection with (a) any acquisition, recapitalization, Investment, Asset Sales, disposition, ~~incurrence~~issuance or repayment of Indebtedness (including such fees, expense~~s~~ or charges related to ~~this Agreement~~the offering, issuance and rating of the Senior Notes, other securities and any Credit Facilities), issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of this Agreement~~) and including~~, the Senior Notes, other securities and any Credit Facilities), in each case, including the Transactions, any such transaction consummated prior to, on or after the Effective Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful~~, shall be excluded;~~ (including, for the avoidance of doubt, the effects of expensing all transaction-related expenses in accordance with Accounting Standards Codification Topic 805—Business Combinations (or any successor provision or other financial accounting standard having a similar result or effect) and any adjustments resulting from the application of Accounting Standards Codification Topic 460—Guarantees (or any successor provision or other financial accounting standard having a similar result or effect) or any related pronouncements) and (b) complying with the requirements under, or making elections permitted by, the documentation governing any Indebtedness;
~~(h)    accruals and reserves that are established within twelve (12) months after the Effective Date that are so required to be established as a result of the Transaction (or within twelve (12) months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP shall be excluded;~~
~~(i)    any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment, acquisition or any disposition of assets permitted under this Agreement, to the extent actually reimbursed in cash, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is (i) not denied by the applicable carrier (without any right of appeal thereof) within 180 days and (ii) in fact indemnified or reimbursed in cash within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days), shall be excluded;~~

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~~(j)    to the extent covered by insurance and actually reimbursed in cash, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed in cash within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 day period), expenses, charges or losses with respect to liability or casualty events shall be excluded;~~
~~(k)    any net unrealized gain or loss (after any offset) resulting in such period from Swap Obligations or embedded derivatives that require similar accounting treatment and the application of Accounting Standards Codification 815 and related pronouncements shall be excluded;~~
(AQ)~~(l)~~    any ~~net~~ unrealized or realized gain or loss ~~(after any offset)~~ resulting in such period from currency translation ~~and~~increases or decreases or transaction gains or losses, including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from ~~Swap~~Hedging Obligations for currency ~~exchange~~ risk) ~~and any other monetary~~, intercompany loans, accounts receivables, accounts payable, intercompany balances, other balance sheet items, Hedging Obligations or other obligations of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary and any other realized or unrealized foreign exchange gains or losses relating to the translation of assets and liabilities ~~shall be excluded~~denominated in foreign currencies; ~~and~~
~~(m)    effects of adjustments to accruals and reserves during a prior period relating to any change in the methodology of calculating reserves for returns, rebates and other chargebacks (including government program rebates) shall be excluded.~~
(AR)any unrealized or realized income (loss) or non-cash expense attributable to movement in mark-to-market valuation of foreign currencies, Indebtedness or derivative instruments pursuant to GAAP;
(AS)effects of adjustments (including the effects of such adjustments pushed down to such Person and its Restricted Subsidiaries) in such Person’s consolidated financial statements pursuant to GAAP (including those required or permitted by Accounting Standards Codification Topic 805—Business Combinations and Accounting Standards Codification 350—Intangibles-Goodwill and Other (or any successor provision or other financial accounting standard having a similar result or effect)) and related pronouncements, including in the inventory (including any impact of changes to inventory valuation policy methods, including changes in capitalization of variances), property and equipment, software, loans, leases, goodwill, intangible assets, in-process research and development, deferred revenue (including deferred costs related thereto and deferred rent) and debt line items thereof, resulting from the application of acquisition method accounting, recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition (by merger, consolidation, amalgamation or otherwise), joint venture investment or other Investment or the amortization or write-off or write-down of any amounts thereof;
(AT)any impairment charge, write-off or write-down, including impairment charges, write-offs or write-downs related to intangible assets, long-lived assets, goodwill, investments in debt or equity securities (including any losses with respect to the

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foregoing in bankruptcy, insolvency or similar proceedings) and investments recorded using the equity method or as a result of a change in law or regulation, in connection with any disposition of assets and the amortization of intangibles arising pursuant to GAAP;
(AU)(a) accruals and reserves (including contingent liabilities) that are established or adjusted in connection with the Transactions or within 24 months after the closing of any acquisition or disposition that are so required to be established or adjusted as a result of such acquisition or disposition in accordance with GAAP, or changes as a result of adoption or modification of accounting policies and (b) earn-out, non-compete and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise (and including deferred performance incentives in connection with any acquisition (by merger, consolidation, amalgamation or otherwise), joint venture investment or other Investment whether or not a service component is required from the transferor or its related party)) and adjustments thereof and purchase price adjustments;
(AV)any income (loss) related to any realized or unrealized gains and losses resulting from Hedging Obligations or embedded derivatives that require similar accounting treatment (including embedded derivatives in customer contracts), and the application of Accounting Standards Codification Topic 815—Derivatives and Hedging (or any successor provision or other financial accounting standard having a similar result or effect) and its related pronouncements or mark to market movement of non-U.S. currencies, Indebtedness, derivatives instruments or other financial instruments pursuant to GAAP, including Accounting Standards Codification Topic 825—Financial Instruments (or any successor provision or other financial accounting standard having a similar result or effect) or an alternative basis of accounting applied in lieu of GAAP;
(AW)any non-cash expenses, accruals or reserves related to adjustments to historical tax exposures and any deferred tax expense associated with tax deductions or net operating losses arising as a result of the Transactions, or the release of any valuation allowances related to such item;
(AX)the amount of (x) Board of Director (or equivalent thereof) fees, management, monitoring, consulting, refinancing, transaction, advisory and other fees (including exit and termination fees) and indemnities, costs and expenses paid or accrued in such period to (or on behalf of) any member of the Board of Directors (or the equivalent thereof) of the Borrower, any of its Subsidiaries, any Parent Entity, any Permitted Holder or any Affiliate of a Permitted Holder, and (y) payments made to option holders of the Borrower or any Parent Entity in connection with, or as a result of, any distribution being made to equityholders of such Person or its Parent Entity, which payments are being made to compensate such option holders as though they were equityholders at the time of, and entitled to share in, such distribution, including any cash consideration for any repurchase of equity;
(AY)the amount of loss or discount on sale of Securitization Assets and related assets in connection with a Securitization Transaction; and
(AZ)(i) payments to third parties in respect of research and development, including amounts paid upon signing, success, completion and other milestones and other progress payments, to the extent expensed, (ii) at the election of the Borrower with respect to any quarterly period, effects of adjustments to accruals and reserves during a period relating to any change in the methodology of calculating reserves for returns, rebates and other chargebacks (including government program rebates), and (iii) at the election of the Borrower with respect to any quarterly period, an amount equal to the net

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change in deferred revenue at the end of such period from the deferred revenue at the end of the previous period.
~~To~~In addition, to the extent not already excluded (or included, as applicable) in the Consolidated Net Income of ~~the Borrower~~such Person and its Restricted Subsidiaries ~~for any period~~, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall ~~include~~be increased by the amount of: (~~x~~i) ~~cash proceeds received from business interruption insurance and (y) cash reimbursements of~~ any expenses ~~and~~, charges ~~deducted from Consolidated Net Income~~or losses that are ~~covered~~reimbursed by indemnification or other reimbursement provisions in connection with any ~~acquisition, I~~investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder ~~that were not previously excluded from Consolidated Net Income per clauses (i) or (j) above~~, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed within 365 days of the date of such evidence (net of any amount so added back in a prior period to the extent not so reimbursed within the applicable 365-day period) and (ii) to the extent covered by insurance (including business interruption insurance) and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such evidence (net of any amount so added back in a prior period to the extent not so reimbursed within the applicable 365-day period), expenses, charges or losses with respect to liability or Casualty Events or business interruption. Consolidated Net Income shall be reduced by the amount of distributions for Permitted Tax Amounts actually made to any Parent Entity of such Person in respect of such period in accordance with clause 9(i)(i) of Section 6.04 hereof as though such amounts had been paid as Taxes directly by such Person for such periods.
~~“Consolidated Total Assets” means, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.~~
“Consolidated Total Indebtedness” means, as of any date of determination, an amount equal to (a) the aggregate principal amount of Indebtedness for borrowed money (including Reserved Indebtedness Amount at such time (without duplication and for so long as the Borrower’s Reserved Indebtedness Amount election has not otherwise been revoked) (excluding Indebtedness with respect to Cash Management Obligations, intercompany Indebtedness, Subordinated Indebtedness, Disqualified Equity Interests of any Restricted Subsidiary that is not a Guarantor, Preferred Stock of any Restricted Subsidiary that is not a Guarantor) of the Borrower and its Restricted Subsidiaries outstanding on such date, plus (b) the aggregate principal amount of Capital Lease Obligation, Purchase Money Obligations and unreimbursed drawings under letters of credit of the Borrower and its Restricted Subsidiaries outstanding on such date (provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Total Indebtedness until five Business Days after such amount is drawn), plus (c) the aggregate principal amount of Indebtedness projected by the Borrower in good faith to be required to service the contracts that the Borrower elects to include in “Consolidated Adjusted EBITDA” pursuant to clause (A)(21) of the definition thereof for the applicable time period related to such contracts as reflected in such adjustment pursuant to clause (A)(21) of the definition thereof minus (d) the aggregate amount of Unrestricted Cash included on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the end of the most recent fiscal period for which consolidated financial statements are available (which

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may, at the Borrower’s election, be internal financial statements) (provided that the cash proceeds of any proposed incurrence of Indebtedness shall not be included in this clause (d) for purposes of calculating the Total Net Leverage Ratio or the Secured Net Leverage Ratio, as applicable), with such pro forma adjustments as are consistent with the pro forma adjustments set forth herein.
“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing in any manner, whether directly or indirectly, any Non-Financing Lease Obligation, dividend or other obligation that does not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”), including any obligation of such Person, whether or not contingent:
(BA)to purchase any such primary obligation or any property constituting direct or indirect security therefor;
(BB)to advance or supply funds:
(1)for the purchase or payment of any such primary obligation; or
(2)to maintain the working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or
(BC)to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.
“Contractual Obligations” means, with respect to a Person, the obligations under each mortgage, indenture, security agreement, loan agreement or credit agreement and each other agreement, contract or instrument that such Person is a party to.
“Contribution Amount” has the meaning set forth in Section 9.03 hereof.
~~“Control” means the possession, directly or indirectly, of the power to (i) direct or cause the direction of the management or policies of a Person, whether through the ability to exercise the outstanding voting power, by contract or otherwise or (ii) vote 10% of more of Equity Interests having ordinary voting power for the election of directors (or any similar governing body) of a Person. “Controlled” has the meaning correlative thereto.~~
“Control Agreement” has the meaning specified in the Security Agreement.
“Controlled Investment Affiliate” means, as to any Person, any other Person, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Borrower and/or other companies.
~~“Convertible Indebtedness” means any unsecured Indebtedness of the Borrower or any Obligor that is or will become, upon the occurrence of certain specified events or after the passage of a specified amount of time, either (a) convertible into or exchangeable for common stock of the Borrower (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock) or (b) sold as units with call options,~~

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~~warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of the Borrower and/or cash (in an amount determined by reference to the price of such common stock); provided that:~~
~~(i) (A) such Indebtedness does not require any scheduled amortization, mandatory prepayments, redemptions, sinking fund payments or purchase offers prior to the final maturity date thereof (other than pursuant to customary asset sale and change of control (or fundamental change) offers and pursuant to settlements upon conversion) and (B) such Indebtedness shall have a stated maturity that is not earlier than the date that is 91 days after the Maturity Date in effect on the date such Indebtedness is created (it being understood, for the avoidance of doubt, that a redemption right of the Borrower or Obligor with respect to such Convertible Indebtedness will not be prohibited by this proviso, but the exercise of such redemption right will be deemed to be the declaration of a Restricted Payment);~~
~~(ii) such Indebtedness is not guaranteed by any person other than the Obligors; and~~
~~(iii) no Event of Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result from such incurrence.~~
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Covenant Default” has the meaning set forth in Section 9.03 ~~hereof~~.
“Covered Entity” has the meaning set forth in Section 11.19(b).
“Covered Party” has the meaning set forth in Section 11.19(a).
“Credit Date” means the date of a Credit Extension.
“Credit Event” means each Borrowing, Credit Extension, New Revolving Loan Commitment or extension of a Letter of Credit.
“Credit Extension” means the making of a Loan, the issuing of a Letter of Credit or a Letter of Credit Disbursement.
“Credit Facility” means, with respect to the Borrower or any of its Subsidiaries, one or more debt facilities, indentures or other arrangements (including this Agreement or commercial paper facilities and overdraft facilities) providing for revolving credit loans, term loans, notes, receivables financing (including through the sale of receivables to institutions or to special purpose entities formed to borrow from such institutions against such receivables), letters of credit or other Indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended in whole or in part from time to time (and whether in whole or in part and whether or not with the original administrative agent and lenders or another administrative agent or agents or other banks, institutions, investors or other similar entities and whether provided under this Agreement or one or more other credit or other agreements, indentures, financing agreements or otherwise) and in each case including all

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agreements, instruments and documents executed and delivered pursuant to or in connection with the foregoing (including any notes and letters of credit issued pursuant thereto and any Guarantee and collateral agreement, patent and trademark security agreement, mortgages or letter of credit applications and other Guarantees, pledges, agreements, security agreements and collateral documents). Without limiting the generality of the foregoing, the term “Credit Facility” shall include any agreement or instrument (1) changing the maturity of any Indebtedness incurred thereunder or contemplated thereby, (2) adding Subsidiaries of the Borrower as additional borrowers or guarantors thereunder, (3) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder or (4) otherwise altering the terms and conditions thereof.
“Cumulative Credit” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to, without duplication:
(a)    the greater of (x) 50% of the Consolidated Net Income of the Borrower and its Subsidiaries for each fiscal quarter following the Effective Date for which financial statements are internally available, commencing with the fiscal quarter in which the Effective Date occurs and (y) (A) cumulative Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for the period (taken as one accounting period, but without duplication for any adjustments made to Consolidated Adjusted EBITDA during an earlier period for expected gains or losses that are actually realized and later added back to Consolidated Adjusted EBITDA in a subsequent period) from the beginning of the fiscal quarter in which the Effective Date occurs to the end of the Borrower’s most recently ended fiscal quarter for which financial statements are internally available, minus (B) 1.4x cumulative Fixed Charges for the same period; plus
(b)    the cumulative amount of cash and Cash Equivalent proceeds and/or the fair market value of assets received by the Borrower from (i) the sale or transfer of Equity Interests (other than any Disqualified Equity Interests) of the Borrower or any holding company of the Borrower on or after May 16, 2024 (including upon exercise of warrants or options) which proceeds or assets have been contributed as common or preferred equity to the capital of Borrower or (ii) the common Equity Interests of the Borrower or any holding company of the Borrower (other than Disqualified Equity Interests) issued upon conversion of Indebtedness (other than Indebtedness that is contractually subordinated to the Obligations) of the Borrower or any of its Subsidiaries owed to a Person other than the Borrower or any of its Subsidiaries; plus
(c)    100% of the aggregate amount of contributions to the common capital of the Borrower or any holding company of the Borrower received on or after May 16, 2024; plus
(d)    to the extent not already included in Consolidated Net Income, an amount equal to any returns in cash and Cash Equivalents (including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) actually received by the Borrower or any of its Restricted Subsidiaries in respect of any Investments made pursuant to Section 6.0~~7~~4(~~q)(ii~~u); minus
~~(e)    any amount of the Cumulative Credit used to make Investments pursuant to Section 6.07(q)(ii) after the Effective Date and prior to such time; minus~~

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(~~f~~e)    any amount of the Cumulative Credit used to make Restricted Payments pursuant to Section 6.04(~~l)(ii~~u) after the Effective Date and prior to such time.
“Cure Notice” has the meaning set forth in Section 9.03 hereof.
“Cure Notification Date” has the meaning set forth in Section 9.03 hereof.
“Cure Right” has the meaning set forth in Section 9.03 hereof.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if the Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
~~“Debt Ratio” means, as of any date of determination, the ratio of (i) the sum of (x) Unrestricted Cash, calculated solely for the Obligors, plus (y) the depreciated value of plant property and equipment held by the Obligors as of such date to (ii) Obligor Total Indebtedness, calculated solely for the Obligors, as of such date.~~
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Default Right” has the meaning set forth in Section 11.19(b).
“Defaulting Lender” means, subject to Section 2.19(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder, (ii) fund within two Business Days any portion of its participation in Letters of Credit or (iii) pay to the Administrative Agent or any other Lender any

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other amount required to be paid by it hereunder within three Business Days of the date when due, unless, in each case, such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to such funding or payment (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower, any Lender or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent, any Issuing Bank or the Borrower, to confirm in writing to the Administrative Agent, each Issuing Bank and the Borrower that it will comply with its prospective funding obligations and participation in the outstanding Letters of Credit hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, each Issuing Bank and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (e) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interests in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.19(b)) upon delivery of written notice of such determination to the Borrower and each Lender.
“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.
“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.
“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

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“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.
“Designated Non-Cash Consideration” means the fair market value (as determined in good faith by the Borrower) of non-cash consideration received by the Borrower or any of the Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, less the amount of Cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 6.03 hereof.
“Designated Preferred Stock” means Preferred Stock of the Borrower or a Parent Entity (other than Disqualified Equity Interests) that is issued for cash (other than to the Borrower or a Subsidiary of the Borrower or an employee stock ownership plan or trust established by the Borrower or any such Subsidiary for the benefit of their employees to the extent funded by the Borrower or such Subsidiary) and that is designated as “Designated Preferred Stock” pursuant to a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at or prior to the issuance thereof, the net cash proceeds of which are excluded from the calculation of clause (b)(ii) of the definition of Cumulative Credit.
“Designated Receivables” has the meaning specified in the definition of ~~"~~“Designated Receivables Sale~~"~~”.
“Designated Receivables Sale” means any sale, transfer or other Asset Sale pursuant to which the Borrower or any of its Subsidiaries sells, conveys or otherwise transfers on a non-recourse basis (with certain exceptions customary in transactions of such type) to a financial institution (including any commercial bank, any hedge fund, debt fund or similar investment vehicle or other non-bank entity) any of its accounts receivable (the “Designated Receivables”) and any assets related thereto (including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such accounts receivables and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with sales transactions involving such assets).
“Disinterested Director” means, with respect to any Affiliate Transaction, a member of the Board of Directors having no material direct or indirect financial interest in or with respect to such Affiliate Transaction. A member of the Board of Directors shall be deemed not to have such a financial interest by reason of such member’s holding Equity Interests of the Borrower or any options, warrants or other rights in respect of such Equity Interests.
“Disqualified Equity Interests” means, with respect to any Person, any Equity Interests of such Person which~~,~~  by its terms (or by the terms of any security ~~or other Equity Interests~~ into which it is convertible or for which it is exchangeable)~~,~~  or upon the happening of any event ~~or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), in whole or in part,~~ :

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(BD)matures or is mandatorily redeemable for cash or in exchange for Indebtedness pursuant to a sinking fund obligation or otherwise; or
(BE)is or may become (in accordance with its terms) upon the occurrence of certain events or otherwise redeemable or repurchasable for cash or in exchange for Indebtedness at the option of the holder of the Equity Interests in whole or in part,
 ~~or (c) is or becomes convertible into or exchangeable for Indebtedness (but solely such portion that is so convertible would be deemed to be a Disqualified Equity Interest) or any other Equity Interests that would constitute Disqualified Equity Interests,~~ in each case~~,~~ on or prior to the date that is 91 days after the ~~Revolving Commitment Termination Date, except, in the case of clauses (a) and (b), if as a result of a change of control or asset sale, so long as any rights of the holders thereof~~ Maturity Date; provided, however, that (i) only the portion of Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Equity Interests and (ii) any Equity Interests that would constitute Disqualified Equity Interests solely because the holders thereof have the right to require the Borrower to repurchase such Equity Interests upon the occurrence of ~~such~~ a ~~c~~Change ~~of~~in ~~c~~Control or asset sale ~~event are~~(howsoever defined or referred to) shall not constitute Disqualified Equity Interests if any such redemption or repurchase obligation is subject to the prior expiration or termination of the Revolving Commitments, the payment in full of the principal of and interest on each Loan and all fees payable ~~hereunder~~under this Agreement and the cancellation ~~or~~, expiration or Cash Collateralization of all Letters of Credit~~. Notwithstanding the foregoing, the parties hereto acknowledge and agree that the~~; provided, however, that if such Equity Interests ~~of the Borrower authorized by the Borrower Charter as of the Effective Date~~are issued to any future, current or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members (excluding the Permitted Holders (but not excluding any future, current or former employee, director, officer, manager, contractor, consultant or advisor)) or Immediate Family Members), of the Borrower, any of its Subsidiaries, any Parent Entity or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors (or the compensation committee thereof) or any other plan for the benefit of current, former or future employees (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower or its Subsidiaries or by any such plan to such employees (or their respective Controlled Investment Affiliates or Immediate Family Members), such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.
“Disqualified Institution” means (a) competitors of Borrower and its Subsidiaries identified in writing by the Borrower to the Administrative Agent on or after the Effective Date (as may be updated in writing from time to time), and (b) any Affiliates of the competitors identified in foregoing clause (a) (other than any such Affiliates of such competitors referred to in clause (a) above that is a bona fide debt fund, investment vehicle, regulated banking entity or non-regulated lending entity that are primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds or similar extensions of credit or securities in the

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ordinary course unless such competitor is otherwise disqualified pursuant to clause (a) above) that is either (x) identified in writing by Borrower from time to time or (y) clearly identifiable on the basis of such Affiliate’s name or otherwise.
“Dollars” or “$” ~~refers to~~means the lawful ~~money~~currency of the United States of America.
“Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States, excluding (a) any Foreign Subsidiary Holding Company and (b) any such Subsidiary that is owned (directly or indirectly) by a Foreign Subsidiary or a Foreign Subsidiary Holding Company.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 11.02), which date was June 21, 2024.

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“Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrower and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or the Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Special Purpose Entity” means any Person which has been formed for the purpose of holding, purchasing, securitizing or otherwise financing Securitization Assets.
“Environmental Law~~s~~” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), of any Obligor or any of its Subsidiaries directly or indirectly resulting from or based upon (a) noncompliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
~~“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.~~
“Equipment Indebtedness” means any Capital Lease Obligations, ~~p~~Purchase ~~m~~Money ~~indebtedness and loans~~Obligations and Indebtedness incurred to acquire or improve equipment, and any related assets or infrastructure or other physical plant, real property or fixtures and including, in each case, any obligations with respect thereto.
“Equity Interests” of any Person means any and all shares of, rights to purchase or acquire, warrants, options or depositary receipts for, or other equivalents of, or partnership or other interests in (however designated), equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into, or exchangeable for, such equity.
“Equity Offering” means (x) a sale of Equity Interests (other than through the issuance of Disqualified Equity Interests or Designated Preferred Stock or through an Excluded Contribution) other than (a) offerings registered on Form S-8 (or any successor form) under the Securities Act or any similar offering in other jurisdictions or other securities of the Company or any Parent Entity and (b) issuances of Equity Interests to any Subsidiary of the Company, or (y) a cash equity contribution to the Company.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means any person that for purposes of Title IV of ERISA or Section 412 of the Code would be deemed at any relevant time to be a single employer or otherwise aggregated with any Obligor or any of its respective Subsidiaries under Sections 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.
“ERISA Event” means any one or more of the following: (a) any reportable event, as defined in Section 4043 of ERISA, with respect to a Pension Plan, as to which the PBGC has not waived by regulation the requirement of Section 4043 of ERISA that it be notified of such event; (b) the taking of any action to terminate any Pension Plan or Multiemployer Plan under Sections 4041 or 4101A of ERISA; (c) the institution of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (d) the failure to make a required contribution to any Pension Plan that would result in the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Sections 303 or 4068 of ERISA, or the arising of such a lien or encumbrance; (e) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (f) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan or Multiemployer Plan; (g) the receipt of a written determination that any Pension Plan is, or is expected to be, in “at-risk” status within the meaning of Section 430 of the Code or Section 303 of ERISA; (h) engaging in a non-exempt “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to which the Borrower, any Guarantor, or any of their respective Subsidiaries is a “disqualified person” within the meaning of Section 4975 the Code or a “party in interest” within the meaning of Section 406 of ERISA or could otherwise reasonably be expected to be liable; (i) the incurrence by the Borrower, any Guarantor, any of their respective Subsidiaries or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan or a withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” within the meaning of Section 4001(a)(2) of ERISA; (j) the receipt by the Borrower, any Guarantor, any of their respective Subsidiaries or any ERISA Affiliate from any Multiemployer Plan of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA or in “endangered” or “critical” status within the meaning of Section 432 of the Code or Section 305 of ERISA.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Event of Default” has the meaning set forth in Section 9.01.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended.

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“Excluded Contribution” means net cash proceeds or property or assets received by the Borrower as capital contributions to the equity (other than through the issuance of Disqualified Equity Interests or Designated Preferred Stock) of the Borrower after the Amendment No. 4 Effective Date or from the issuance or sale (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of their employees to the extent funded by the Borrower or any Restricted Subsidiary) of Equity Interests (other than Disqualified Equity Interests or Designated Preferred Stock) of the Borrower after the Amendment No. 4 Effective Date.
“Excluded Subsidiary” means (a) any Unrestricted Subsidiary, (b) (i) any Foreign Subsidiary, (ii) any Eligible Special Purpose Entity, (iii) any Foreign Subsidiary Holding Company ~~and~~, (iv) any direct or indirect Domestic Subsidiary of any Foreign Subsidiary or Foreign Subsidiary Holding Company~~,~~  and (~~c)~~v) any Captive Insurance Subsidiary, (c) CoreWeave Compute Acquisition Co. II, LLC, CoreWeave Compute Acquisition Co., III LLC, CoreWeave Compute Acquisition Co. IV, LLC, CoreWeave Compute Acquisition Co. V, LLC, CW Illinois, LLC, GooseAI, Inc., CoreWeave International Holdco II Ltd., CoreWeave Leasing, LLC, CW Nest Property Owner LLC, CoreWeave International Holdco I, LLC, CoreWeave Compute Acquisition Co. VI, LLC, CoreWeave Compute Acquisition Co. VII, LLC, CoreWeave Compute Acquisition Co. VIII, LLC, CW Nest Tenant, LLC, CW Nest Development Manager, LLC, CW Nest JV Member, LLC, CCAC VI Holdco, LLC, CCAC VII Holdco LLC, OpenPipe LLC, CoreWeave Dalton, LLC, SPV II, SPV IV, any Future SPV, and any Subsidiary of each of the foregoing (d) any Immaterial Subsidiary, (e) non-Wholly Owned Subsidiaries and (f) any other Subsidiaries to the extent the Administrative Agent and the Borrower mutually determine that the cost and/or burden of obtaining the Guaranty therefrom (including any adverse tax consequences) outweigh the benefit to the Lenders; provided, however, that notwithstanding the foregoing to the contrary, any Subsidiary of the Borrower that provides a guaranty in respect of Indebtedness that is secured shall not be an “Excluded Subsidiary” hereunder for any purpose.
“Excluded Swap Obligation” means, with respect to any Obligor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Obligor of, or the grant by such Obligor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Obligor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Obligor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are

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Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Commitment (other than pursuant to an assignment request by the Borrower under Section 2.20) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.18, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.18(g) and (d) Taxes imposed under FATCA.
“Executive Order” has the meaning set forth in Section 3.15(a).
“Existing Letters of Credit” means those Letters of Credit set forth on Schedule 1.01.
“Existing Revolving Commitments” as defined in Section 2.25(c).
“Existing Revolving Loans” as defined in Section 2.25(c).
“Existing SPV” means SPV II, SPV III, SPV IV, SPV V, SPV VI, SPV VII, CCAC IV Holdings Canada B.C. ULC, CCAC IV UK Limited, CCAC IV Sweden AB, CCAC IV Norway AS and CCAC VII Holdco, LLC.
“Extended Maturity Date” as defined in Section 2.25(a).
“Extended Revolving Commitments” as defined in Section 2.25(c).
“Extended Revolving Loans” as defined in Section 2.25(c).
“Extension” as defined in Section 2.25(a).
“Extension Amendments” as defined in Section 2.25(~~f~~e).
“Extension Offer” as defined in Section 2.25(a).
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation rules or official practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.
“FCPA” means the Foreign Corrupt Practices Act of 1977, (15 U.S.C. §§ 78dd-1, et seq.).

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“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“FEMA” means the Federal Emergency Management Agency.
“Financial Officer” means the chief financial officer, chief accounting officer, principal accounting officer, treasurer or controller of the Borrower.
“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.
“Fiscal Year” means the Fiscal Year of the Borrower and its Subsidiaries ending on December 31 of each calendar year.
“Fixed Charges” means, with respect to ~~the Borrower and its Subsidiaries~~any Person for any period, the sum of~~,~~  (without duplication):
~~(a)~~ (1)    Consolidated Interest Expense of ~~the Borrower and its Subsidiaries~~such Person for such period~~; and~~ (which for purposes of clause (a) of the definition of “Cumulative Credit”, shall include the Consolidated Interest Expense attributable to any Indebtedness projected by the Borrower in good faith to be required to service the contracts that the Borrower elects to include in “Consolidated Adjusted EBITDA” pursuant to clause (A)(21) of the definition thereof for the applicable time period related to such contracts as reflected in such adjustment pursuant to clause (A)(21) of the definition thereof);
~~(b)~~ (2)    all ~~mandatory~~cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of ~~p~~Preferred ~~s~~Stock of any Restricted Subsidiary of such Person during such period; and
~~(c)~~ (3)    all ~~mandatory~~cash dividends or other distributions paid ~~or accrued~~ (excluding items eliminated in consolidation) on any series of Disqualified Equity Interests of such Person during such period.
“Flood Hazard Property” has the meaning set forth in Section 5.10(b)(iv).
“Flood Insurance” has the meaning set forth in Section 5.10(b)(iv).
“Floor” means a rate of interest equal to 0.00%.
“Foreign Lender” means a Lender that is not a U.S. Person.

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“Foreign Subsidiary” means, with respect to any Person, any Subsidiary ~~other than a Domestic~~of such Person that is not organized or existing under the laws of the United States of America or any state thereof or the District of Columbia, and any Subsidiary of such Subsidiary.
“Foreign Subsidiary Holding Company” ~~shall~~ means any Subsidiary substantially all of the assets of which are ~~E~~equity ~~I~~interests (including any debt instrument treated as equity for U.S. federal income tax purposes) and/or debt of one or more (x) Foreign Subsidiaries and (y) other Subsidiaries that are Foreign Subsidiary Holding Companies pursuant to subclause (x) ~~of this definition~~above.
“Funding Account” has the meaning assigned to such term in Section 4.01(l).
“Funding Notice” means a notice substantially in the form of Exhibit G or in a form approved by the Administrative Agent and separately provided to the Borrower.
“Future SPV” means any ~~Unrestricted~~ Subsidiary of the Borrower that (a) (1) is formed to hold master services agreements and related order forms entered into with customers, graphic processing unit servers and ancillary equipment necessary to service any of the foregoing and data center leases/licenses necessary to service any of the foregoing and (2) either (x) is reasonably expected to incur Indebtedness ~~constituting~~pursuant to a Future SPV Credit Agreement or (y) with respect to which one or more ~~Unrestricted~~other Subsidiaries (including other Future SPVs) is reasonably expected to incur Indebtedness ~~constituting~~pursuant to a Future SPV Credit Agreement or (b) is reasonably expected to incur Indebtedness constituting a Future SPV Credit Agreement the proceeds of which are expected to be used in connection with ~~an Unrestricted~~a Subsidiary (including a Future SPV) that satisfies the requirements of the immediately preceding clause (a)(1)~~.~~ and (c) in the case of each of clauses (a) and (b), that is designated by the Borrower, at its sole discretion and at any time, as a Future SPV (which designation may be revoked by the Borrower at any time). It is agreed and understood that any Future SPV formed after the Amendment No. 4 Effective Date by the Borrower shall be a Subsidiary of CoreWeave Debt Holdco I, LLC, unless the Borrower determines in good faith that there is a bona fide business purpose (which bona fide business purpose shall not include a transaction the sole purpose of which is to intentionally diminish the value of the Collateral) for such Future SPV to not so be a Subsidiary of CoreWeave Debt Holdco I, LLC.
“Future SPV Credit Agreement” means any credit agreement, loan agreement (including, for the avoidance of doubt, any agreement with respect to Equipment Indebtedness), note or similar credit or loan facility entered into ~~by an Unrestricted Subsidiary~~after the Amendment No. 4 Effective Date by a Future SPV or an Existing SPV, as the borrower thereunder; provided, that (a) any indebtedness incurred thereunder has ~~a~~an LTV Ratio of no greater than (i) 90%, ~~so long as~~if a material portion of the contracts of such ~~Unrestricted Subsidiary~~Future SPV or Existing SPV consists of contracts with (or contracted revenue from) entities which have an Investment Grade Rating or (ii) 75%, ~~so long as~~if a material portion of the contracts of such Future SPV or Existing SPV consists of contracts with (or contracted revenue from) entities which do not have an Investment Grade Rating~~,~~  and (b) any indebtedness incurred thereunder must not mature prior to the date that ~~it is at least eighteen~~is ninety-one (91~~8~~) ~~months~~days after the Maturity Date in effect on the date such indebtedness is created. It is agreed

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and understood that the requirements set forth in the immediately preceding proviso shall be deemed satisfied with respect to any Indebtedness of any ~~Unrestricted Subsidiary~~Future SPV or Existing SPV incurred in respect of the OpenAI ~~AI~~ Contract and any Refinancing Indebtedness thereof so long as (1) any such Indebtedness so incurred by one or more ~~Unrestricted Subsidiaries~~Future SPVs or Existing SPVs in respect of the OpenAI ~~AI~~ Contract has a LTV Ratio of no greater than 75% (or (i) to the extent OpenAI ~~AI~~ OpCo LLC (or any parent company or subsidiary thereof) has an Investment Grade Rating, such Indebtedness has a LTV Ratio of no greater than 90% or (ii) to the extent such Indebtedness solely consists of Equipment Indebtedness, such Indebtedness has ~~a~~an LTC Ratio of no greater than 100%) and (2) the aggregate principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries in respect of the OpenAI ~~AI~~ Contract is equal to or less than $7,000,000,000.
“GAAP” means generally accepted accounting principles in the United States~~.~~ of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time; provided that all terms of an accounting or financial nature used in this Agreement shall be construed, and all computations of amounts and ratios referred to in this Agreement shall be made (a) without giving effect to any election under Accounting Standards Codification Topic 825—Financial Instruments, or any successor thereto or comparable accounting principle (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Borrower or any Subsidiary at “fair value,” as defined therein and (b) the amount of any Indebtedness under GAAP with respect to Capital Lease Obligations shall be determined in accordance with the definition of Capital Lease Obligations. At any time after the Amendment No. 4 Effective Date, the Borrower may elect to apply IFRS accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP shall thereafter be construed to mean IFRS (except as otherwise provided in this Agreement); provided that any such election, once made, shall be irrevocable; provided further, that any calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters ended prior to the Borrower’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP. The Borrower shall give notice of any such election made in accordance with this definition to the Administrative Agent. For the avoidance of doubt, solely making an election (without any other action) referred to in this definition will not be treated as an incurrence of Indebtedness.
“Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future Governmental Authority.
“Governmental Authority” means the government of the United States any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

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“Guarantee” ~~of or by any Person (the “guarantor”)~~ means, any obligation, contingent or otherwise, of ~~the guarantor guaranteeing or having the economic effect of~~any Person directly or indirectly guaranteeing any Indebtedness of any other Person ~~(the “primary obligor”) in any manner, whether directly or indirectly, and~~, including any such obligation ~~of the guarantor~~, direct or indirect, contingent or otherwise, of such Person:
(BF) ~~(a)~~ to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness ~~or~~of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase ~~(or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property~~assets, goods, securities or services ~~for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c)~~, to take-or-pay or to maintain ~~working capital, equity capital or any other~~ financial statement conditions or ~~liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness;~~ otherwise); or
(BG)entered into primarily for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);
provided, however, that the term “Guarantee ~~shall~~” will not include (x) endorsements for collection or deposit in the ordinary course of business~~, customary indemnification obligations entered into in connection with any acquisition or disposition of assets or of other entities or guarantees of operating leases, in each case, that is permitted hereunder (other than to the extent that the primary obligations that are the subject of such indemnification obligation or guarantee of an operating lease would be considered Indebtedness hereunder).~~ or consistent with past practice and (y) standard contractual indemnities or product warranties provided in the ordinary course of business, and provided, further, that the amount of any Guarantee shall be deemed to be the lower of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (ii) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee or, if such Guarantee is not an unconditional guarantee of the entire amount of the primary obligation and such maximum amount is not stated or determinable, the amount of such guaranteeing Person’s maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The term “Guarantee” used as a verb has a corresponding meaning.
“Guaranteed Obligations” has the meaning set forth in Section 8.01.
“Guarantors” means those Subsidiaries listed on Section 5.11 of the Borrower Disclosure Letter and party hereto, any future Restricted Subsidiary of the Borrower that has delivered a joinder agreement pursuant to Section 5.11 hereof and solely for the purpose of guaranteeing the obligations of the other Guarantors under Secured Hedge Agreements, the Borrower.
“Guaranty” means, collectively, the guaranty of the Obligations by the Guarantors pursuant to Section 8.01 of this Agreement.

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“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Hedge Bank” means each counterparty to a Hedging Transaction that is a Lender or an Agent (or an Affiliate of a Lender or an Agent) and each other Person if, at the date of entering into such Hedging Transaction, such Person was a Lender or an Agent (or an Affiliate of a Lender or an Agent); provided that if such Person is not a Lender or an Agent, prior to accepting the benefits of this Agreement, such Person shall confirm its agreement in a writing in form and substance acceptable to the Administrative Agent or the Collateral Agent to (i) the appointment of the Collateral Agent as its agent under the applicable Loan Documents and (ii) be (and agree to be) bound by the provisions of Article 10 and Section~~s~~ 11.03(c), 11.09, 11.10 and 11.12 as if it were a Lender.
“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contracts, currency swap agreement or similar agreement providing for the transfer or mitigation of interest rate, commodity price or currency risks either generally or under specific contingencies.
“Hedging Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any currency exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks and (c) any other transaction under a Swap Agreement.
“Holding Company” means any Person so long as such Person directly or indirectly holds 100.0% of the total voting power of the Voting Stock of the Borrower, and at the time such Person acquired such voting power, no Person and no group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any such group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) (other than a Permitted Holder), shall have beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), directly or indirectly, of more than 50.0% of the total voting power of the Voting Stock of such Person.
“IFRS” means the international financial reporting standards as issued by the International Accounting Standards Board as in effect from time to time.
“Immaterial Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Borrower that (i) has not guaranteed any other Indebtedness of the Borrower, (ii) has Total Assets of less than 5.0% of Total Assets and, together with all other Immaterial Subsidiaries, has Total Assets of less than 10.0% of Total Assets and (iii) contributed 5.0% or

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less of the aggregate revenues of the Borrower and the Restricted Subsidiaries and, together with all other Immaterial Subsidiaries, contributed 10.0% or less of the aggregate revenues of the Borrower and the Restricted Subsidiaries, in each case, measured at the end of the most recent fiscal period for which consolidated financial statements are available (which may be internal consolidated financial statements) on a pro forma basis giving effect to any acquisitions or dispositions of companies, division or lines of business since such balance sheet date or the start of such four quarter period, as applicable, and on or prior to the date of acquisition of such Subsidiary.
“Immediate Family Members” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships, the estate of such individual and such other individuals above) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.
“Increased Period” has the meaning set forth in Section 7.01.
“Increased Amount” has the meaning set forth in Section 6.02.
“Increased Amount Date” has the meaning set forth in Section 2.23(a).
“incur” means issue, create, assume, enter into any Guarantee of, incur, extend or otherwise become liable for; provided, however, that (i) any Indebtedness or Equity Interests of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) will be deemed to be incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary (ii) the terms “incurred” and “incurrence” have meanings correlative to the foregoing and (iii) any Indebtedness pursuant to any revolving credit or similar facility shall only be “incurred” at the time any funds are borrowed thereunder.
“Indebtedness” means, with respect to any Person on any date of determination (without duplication):
(1)    the principal of indebtedness of such Person for borrowed money;
(2)    the principal of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
(3)    all reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit or other instruments plus the aggregate amount of drawings thereunder that have not been reimbursed) (except to the extent such reimbursement obligations relate to trade payables and such obligations are satisfied within 30 days of incurrence);

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(4)    the principal component of all obligations of such Person to pay the deferred and unpaid purchase price of property (except trade payables or similar obligations, including accrued expenses owed, to a trade creditor), which purchase price is due more than one year after the date of placing such property in service or taking final delivery and title thereto;
(5)    Capital Lease Obligations of such Person;
(6)    the principal component of all obligations, or liquidation preference, of such Person with respect to any Disqualified Equity Interests or, with respect to any Restricted Subsidiary that is not a Guarantor, any Preferred Stock (but excluding, in each case, any accrued dividends);
(7)    the principal component of all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the fair market value of such asset at such date of determination (as determined in good faith by the Borrower) and (b) the amount of such Indebtedness of such other Persons;
(8)    Guarantees by such Person of the principal component of Indebtedness of the type referred to in clauses (1), (2), (3), (4), (5) and (9) of other Persons to the extent Guaranteed by such Person; and
(9)    to the extent not otherwise included in this definition, net obligations of such Person under Hedging Obligations (the amount of any such obligations to be equal at any time to the net payments under such agreement or arrangement giving rise to such obligation that would be payable by such Person at the termination of such agreement or arrangement);
with respect to clauses (1), (2), (3), (4), (5) and (9) above, if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP.
~~“~~The amount of Indebtedness~~”~~  of any Person at any ~~date means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business, prepaid or deferred revenue arising in the ordinary course of business), including earn-outs, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (g) all Guarantees of such Person in respect of obligations of the~~

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~~kind referred to in clauses (a) through (f) above, (h) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned or acquired by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (i) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. For purposes of this definition, (i) the amount of any Indebtedness described in clause (g) above shall be deemed to be an amount equal to the lesser of (A) the principal amount of the obligations guaranteed and outstanding and (B) the maximum amount for which the guaranteeing Person may be liable in respect of such obligations, (ii) the amount of any Indebtedness described in clause (h) above shall be the lower of the amount of the obligation and the fair market value of the assets of such Person securing such obligation and (iii) the amount of any Convertible Indebtedness will be the principal amount thereof.~~ time in the case of a revolving credit or similar facility shall be the total amount of funds borrowed and then outstanding. The amount of any Indebtedness outstanding as of any date shall be (a) the accreted value thereof in the case of any Indebtedness issued with original issue discount and (b) the principal amount of Indebtedness, or liquidation preference thereof, in the case of any other Indebtedness. Indebtedness shall be calculated without giving effect to the effects of Accounting Standards Codification Topic 815—Derivatives and Hedging and related pronouncements to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.
Notwithstanding the above provisions, in no event shall the following constitute Indebtedness:
(i)Contingent Obligations incurred in the ordinary course of business or consistent with past practice, other than Guarantees or other assumptions of Indebtedness;
(ii)Cash Management Obligations;
(iii)any lease, concession or license of property (or Guarantee thereof) which would be considered an operating lease under GAAP as in effect on the Effective Date, Non-Financing Lease Obligations, Sale and Leaseback Transactions constituting a Permitted Sale and Leaseback Transaction or any prepayments of deposits received from clients or customers in the ordinary course of business or consistent with past practice;
(iv)obligations under any license, permit or other approval (or Guarantees given in respect of such obligations) incurred prior to the Effective Date or in the ordinary course of business or consistent with past practice;

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(v)in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, any deferred or prepaid revenue post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid in a timely manner;
(vi)for the avoidance of doubt, any obligations in respect of workers’ compensation claims, early retirement or termination obligations, pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage Taxes;
(vii)[reserved];
(viii)Indebtedness of any Parent Entity appearing on the balance sheet of the Borrower solely by reason of push-down accounting under GAAP;
(ix)Equity Interests (other than in the case of clause (6) above, Disqualified Equity Interests or Preferred Stock as set forth in such clause (6)); or
(x)amounts owed to dissenting stockholders (including in connection with, or as a result of, exercise of dissenters’ or appraisal rights and the settlement of any claims or action (whether actual, contingent or potential)) pursuant to or in connection with a consolidation, amalgamation, merger or transfer of assets that complies with Section 6.03 hereof.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Obligor under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitee” has the meaning set forth in Section 11.03(b).
“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant to Persons engaged in similar businesses of nationally recognized standing; provided, however, that such firm or appraiser is not an Affiliate of the Borrower.
“Information” has the meaning set forth in Section 11.12.
~~“Initial Public Offering” means the Borrower’s first marketed underwritten public offering of Class A Common Stock or other common equity securities under the Securities Act of 1933, as amended.~~
“Initial Agreement” has the meaning set forth in Section 6.06(d)(16).
“Intellectual Property Rights” has the meaning set forth in Section 3.05(b).
“Intercompany License Agreement” means any cost sharing agreement, commission or royalty agreement, license or sublicense agreement, distribution agreement, services agreement, intellectual property rights transfer agreement, any related agreements or similar agreements, in

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each case where all parties to such agreement are one or more of the Borrower or a Restricted Subsidiary.
“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.15(b) and in substantially the form of Exhibit C attached hereto.
“Interest Payment Date” means (a) with respect to any Base Rate Loan, the first day of each calendar quarter and the Revolving Commitment Termination Date, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Revolving Commitment Termination Date, and (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Revolving Commitment Termination Date.
“Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Term Benchmark Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period pertaining to a Term Benchmark Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 2.21(d) shall be available for specification in such Funding Notice or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.
~~“Investment” means (a) any purchase or other acquisition by the Borrower or any of its Restricted Subsidiaries of, or of a beneficial interest in, any of the Equity Interests of any other Person; or (b) any loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts, accounts receivable, trade credit, advances or other payments made to customers, dealers, suppliers and distributors, and similar expenditures in the ordinary course of business), extension of credit (by way of Guarantee or otherwise) or capital contributions by the Borrower or any of its Restricted Subsidiaries to any other Person.~~

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“Investment” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of advances, loans or other extensions of credit (excluding (i) accounts receivable, trade credit, advances or extensions of credit to customers, suppliers, future, present or former employees, directors, officers, managers, contractors, consultants or advisors (or their respective Controlled Investment Affiliates or Immediate Family Members) of any Person in the ordinary course of business or consistent with past practice, (ii) any debt or extension of credit represented by a bank deposit other than a time deposit, (iii) intercompany advances arising from cash management, tax and accounting operations and (iv) intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms)) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or the incurrence of a Guarantee of any obligation of, or any purchase or acquisition of Equity Interests, Indebtedness or other similar instruments issued by, such other Persons and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided, however, that endorsements of negotiable instruments and documents in the ordinary course of business or consistent with past practice will not be deemed to be an Investment.
For purposes of Section 5.12 and Section 6.04:
(1)    “Investment” will include the portion (proportionate to the Borrower’s equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the fair market value of the net assets of such Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation less (b) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets (as determined by the Borrower) of such Subsidiary at the time that such Subsidiary is so re designated a Restricted Subsidiary; and
(2)    any property transferred to or from an Unrestricted Subsidiary will be valued at its fair market value at the time of such transfer, in each case as determined by the Borrower; and
(3)    if the Borrower or any Restricted Subsidiary issues, sells or otherwise disposes of Equity Interests of a Person that is a Restricted Subsidiary such that, after giving effect thereto, such Person is no longer a Restricted Subsidiary, any investment by the Borrower or any Restricted Subsidiary in such Person remaining after giving effect thereto shall not be deemed to be an Investment at such time.
The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash and Cash Equivalents by the Borrower or a Restricted

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Subsidiary in respect of such Investment to the extent such amounts do not increase any other baskets under this Agreement.
“Investment Grade Rating” ~~shall mean a long-term unsecured senior debt~~means a corporate family rating of at least ~~Baa3 or better by Moody’s or BBB- or better by S&P.~~“BBB-” or higher from S&P or “Baa3” or higher from Moody’s or, if no rating of Moody’s or S&P then exists, the equivalent of such rating by any other Nationally Recognized Statistical Ratings Organization.
“Investment Grade Securities” means:
(1)    securities issued or directly and fully Guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents);
(2)    securities issued or directly and fully guaranteed or insured by the Canadian, United Kingdom or Japanese governments, a member state of the European Union, or any agency or instrumentality thereof (other than Cash Equivalents);
(3)    debt securities or debt instruments with a rating of “BBB ” or higher from S&P or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization or, if no rating of Moody’s or S&P then exists, the equivalent of such rating by any other Nationally Recognized Statistical Ratings Organization, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries;
(4)    investments in any fund that invests exclusively in investments of the type described in clauses (1), (2) and (3) above which fund may also hold cash and Cash Equivalents pending investment or distribution; and
(5)    corresponding instruments in countries other than the United States customarily utilized for high quality investments.
“IRS” means the United States Internal Revenue Service.
“ISP 98” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be reasonably acceptable to the applicable Issuing Bank and in effect at the time of issuance of such Letter of Credit).
“Issuance Notice” means an Issuance Notice substantially in the form of Exhibit H.
“Issuing Bank” means each Lender (or affiliate thereof) with a Letter of Credit Issuer Sublimit on Schedule 2.01 hereof, as Issuing Bank hereunder, and any other Lender (or affiliate thereof) that shall agree in writing, at the request of the Borrower and with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed), to become an “Issuing Bank”, in each case together with its permitted successors and assigns in such capacity. Any Issuing Bank may issue Letters of Credit through any of its branch offices or through any of its affiliates or any of the branch offices of its affiliates.

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“Joinder Agreement” has the meaning set forth in Section 5.11.
“Joint Venture” means a joint venture, partnership or other similar arrangement whether in corporate, partnership or other legal form; provided in no event shall any Subsidiary of any Person be considered to be a Joint Venture.
“LCT Election” has the meaning set forth in Section 6.01(cc)(10).
“LCT Public Offer” has the meaning set forth in Section 6.01(cc)(10).
“LCT Test Date” has the meaning set forth in Section 6.01(cc)(10).
“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or pursuant to a transaction contemplated by Section 2.23, in each case, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.
“Letter of Credit” means (i) a standby letter of credit issued or to be issued by an Issuing Bank pursuant to this Agreement in such form as may be approved from time to time by the applicable Issuing Bank and (ii) the Existing Letters of Credit. Letters of Credit shall be issued in Dollars or in Canadian Dollars.
“Letter of Credit Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.
“Letter of Credit Issuer Sublimit” means (a) with respect to each Issuing Bank as of the Effective Date, as set forth on Schedule 2.01, and (b) with respect to any other Issuing Bank, an amount as shall be agreed to by the Administrative Agent, such Issuing Bank and the Borrower.
“Letter of Credit Sublimit” means the lesser of (a) $~~35~~600,000,000 and (b) the aggregate unused amount of the Revolving Commitments then in effect. For the avoidance of doubt, the Existing Letters of Credit shall, while outstanding, be deemed to utilize the Letter of Credit Sublimit.
“Letter of Credit Usage” means, as at any date of determination, the sum of (a) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding and (b) the aggregate amount of all drawings under Letters of Credit honored by any Issuing Bank and not theretofore reimbursed by or on behalf of the Borrower or with the proceeds of a Loan. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired without being drawn by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP 98 or because a drawing was presented under such Letter of Credit on or prior to the last date permitted for presentation thereunder but has not yet been honored or dishonored, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. The Letter of Credit Usage attributable to any Lender at any time shall be its Applicable Percentage of the Aggregate Letter of Credit Usage at such time.

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“Lien” means~~, with respect to any asset, (a)~~  any mortgage, ~~deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under~~pledge, security interest, encumbrance, lien, hypothecation or charge of any kind (including any conditional sale ~~agreement, capital lease or~~or other title retention agreement ~~(or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.~~or lease in the nature thereof); provided that in no event shall Non-Financing Lease Obligations be deemed to constitute a Lien.
“Limited Condition Transaction” means (1) any Investment or acquisition (whether by merger, amalgamation, consolidation or other business combination or the acquisition of Equity Interests or otherwise and which may include, for the avoidance of doubt, a transaction that may constitute a Change in Control), whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (2) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Equity Interests or Preferred Stock requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment, (3) any Restricted Payment requiring irrevocable notice in advance thereof and (4) any asset sale or a disposition excluded from the definition of “Asset Sale.”
“Liquidity” means, as of any date of determination, the sum of (a) all Unrestricted Cash of the Obligors as of such date plus (b) the aggregate undrawn portion of the Revolving Commitments.
“Loan Documents” means this Agreement (including any amendment hereto or waiver hereunder), the Senior Notes (if any), any Joinder Agreement, the Collateral Documents, and any documents or certificates executed by the Borrower in favor of an Issuing Bank relating to Letters of Credit.
“Loans” means the loans (including any Base Rate Loan or Term Benchmark Loan) made by the Lenders to the Borrower pursuant to this Agreement, including any New Revolving Loans.
“LTC Ratio” means, as of any date of determination with respect to any Equipment Indebtedness outstanding incurred in respect of the OpenAI ~~AI~~ Contract, the ratio, expressed as a percentage, of (a) the principal amount of such Equipment Indebtedness to (b) the total OpenAI ~~AI~~ Project Costs as of such date of determination.
“LTM EBITDA” means Consolidated Adjusted EBITDA of the Borrower measured for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination (the “reference period”) for which consolidated financial statements are available (which may, at the Borrower’s election, be internal financial statements), in each case with such pro forma adjustments giving effect to such Indebtedness, acquisition or Investment, as applicable, since the start of such four quarter period and as are consistent with the pro forma adjustments set forth in the definition of “Pro Forma Basis”.
“LTV Ratio” means, with respect to any Indebtedness outstanding, the ratio, expressed as a percentage, of the principal amount of such Indebtedness to the total value (as measured by the Borrower in its good faith and reasonable business judgment) attributable to the collateral securing such Indebtedness.

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“Management Advances” means loans or advances made to, or Guarantees with respect to loans or advances made to, future, present or former employees, directors, officers, managers, contractors, consultants or advisors (or their respective Controlled Investment Affiliates or Immediate Family Members) of any Parent Entity, the Borrower or any Restricted Subsidiary:
(1)    (a) in respect of travel, entertainment, relocation or moving related expenses, payroll advances and other analogous or similar expenses or payroll expenses, in each case incurred in the ordinary course of business or consistent with past practice or (b) for purposes of funding any such Person’s purchase of Equity Interests (or similar obligations) of the Borrower, its Subsidiaries or any Parent Entity with (in the case of this clause (1)(b)) the approval of the Board of Directors of the Borrower;
(2)    in respect of relocation or moving related expenses, payroll advances and other analogous or similar expenses or payroll expenses, in each case incurred in connection with any closing or consolidation of any facility or office; or
(3)    not exceeding the greater of $130,000,000 and 2.5% of LTM EBITDA in the aggregate outstanding at the time of incurrence.
“Management Stockholders” means Michael Intrator, Brian Venturo, Brannin McBee and the other current or former management members, officers, directors, employees and other members of the management of the Borrower or any its Subsidiaries, or family members or relatives of any of the foregoing (provided that such relatives shall include only those Persons who are or become Management Stockholders in connection with estate planning for or inheritance from other Management Stockholders, as determined in good faith by the Borrower, which determination shall be conclusive), or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Equity Interests of the Borrower or any of its Subsidiaries (including any options, warrants or other rights in respect thereof).
“Margin Stock” has the meaning set forth in Regulation U of the Board of Governors as in effect from time to time.
“Material Acquisition” means any Acquisition by the Borrower or any Restricted Subsidiary consummated after the Effective Date with respect to such transaction or series of transactions, the Acquisition Consideration is in excess of $50,000,000.
“Material Adverse Effect” means a material adverse effect on (a) the business, financial condition or results of operations of the Obligors and their respective Subsidiaries, taken as a whole, (b) the ability of the Obligors and their respective Subsidiaries, taken as a whole, to perform their payment obligations hereunder, (c) the legality, validity, binding effect or enforceability against any Obligor of any Loan Document to which it is a party or (d) the rights of or remedies, taken as a whole, available to the Agents or the Lenders under the Loan Documents, except to the extent resulting from an action or a failure to act by any Agent or any Lender.

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“Material Indebtedness” means Indebtedness (other than any Indebtedness under the Loan Documents), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower or any Restricted Subsidiary thereof in a principal amount exceeding the greater of $2~~5~~00,000,000 and 5.0% of LTM EBITDA. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.
“Material Intellectual Property” means intellectual property owned by, or exclusively licensed to, the Borrower or any Restricted Subsidiary that is material to the business of the Borrower and/or its Restricted Subsidiaries.
“Material Real Estate Asset” means any domestic fee owned Real Estate Asset having a fair market value in excess of $10,000,000.
“Maturity Date” means, with respect to any Class the maturity date of which has not been extended pursuant to Section 2.25, ~~May 2~~November 10, 202~~8~~9 (and if such date is not a Business Day, then the preceding Business Day)~~; provided that, if on or prior to December 30, 2026, none of the following shall have occurred:~~.
~~(i) the Series C Rights have been terminated in full in accordance with the terms of the Series C Put Option Agreement on or prior to such date,~~
~~(ii) a Put Termination Event (as defined in the Series C Put Option Agreement) has occurred prior to such date, or~~
~~(iii) the Borrower has deposited an amount in an escrow account equal to the amount that would be payable by the Borrower to the Investors pursuant to the Series C Put Option Agreement upon the exercise of the Post-IPO Put Right by Investors holding all of the Subject Shares, which funds shall not be eligible for release from such escrow account prior to the first Business Day following the Post-IPO Payment Date except in connection with such payments,~~
~~then the Maturity Date shall be automatically modified to be December 30, 2026. Capitalized terms used in this definition but not defined in this Agreement shall have the meaning given to such terms in the Series C Put Option Agreement.~~
“Maximum Incremental Facilities Amount” means, as of any date of determination after the Amendment No. ~~1~~4 Effective Date, an aggregate amount equal to (1) $~~5~~1,000,000,000 plus (2) an unlimited amount, so long as after giving effect to such New Revolving Loan Commitments and/or Permitted Incremental Equivalent Debt and the application of proceeds thereof on a Pro Forma Basis (and, in the case of any revolving commitments, assuming full utilization of such revolving commitments (whether or not fully drawn) and, in all cases, without netting the cash proceeds of any such New Revolving Loan Commitments and Permitted Incremental Equivalent Debt incurred substantially concurrently therewith, in determining such

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leverage ratio), with respect to any such New Revolving Loan Commitments or Permitted Incremental Equivalent Debt that is (A) secured on a pari passu basis with or junior basis to the Obligations, the Secured Net Leverage Ratio shall not exceed 4.00 to 1.00 for the most recently ended Test Period; or (B) unsecured, the Total Net Leverage Ratio shall not exceed 6.00 to 1.00 for the most recently ended Test Period; provided~~,~~  that, the Borrower or any Guarantor shall not incur Indebtedness in an aggregate principal amount then outstanding in reliance on clause (1) or (2) of this definition (together with Indebtedness of the Borrower or any Guarantor secured pursuant to clauses (dd) and (ff) of the definition of “Permitted Liens”) that exceeds (a) the greater of (i) $5,116,000,000 and (ii) 100.0% of LTM EBITDA at the time incurred, minus (b) the sum of (i) the Aggregate Total Exposure and (ii) the aggregate then undrawn portion of the Revolving Commitments; provided further that any amount~~s~~ incurred in reliance on clause (~~a~~1) above as New Revolving Loan Commitments or Permitted Incremental Equivalent Debt shall thereafter reduce the amount of Permitted Incremental Equivalent Debt or New Revolving Loan Commitments that may be incurred in reliance thereon.
“Maximum Liquidity” means, as of any date of determination, the sum of (a) the Liquidity of the Obligors plus (b) the greater of (i) the depreciated value of plant, property and equipment owned by the Obligors as of such date and (ii) the Remaining Performance Obligations as of such date.
“Maximum Rate” has the meaning set forth in Section 11.13.
“Maximum Receivables Sales Amount” means with respect to any sale or contribution of Securitization Assets to an Eligible Special Purpose Entity in a Permitted Securitization, the sum of (x) the greater of $300,000,000 and 50% of ~~Consolidated Adjusted~~LTM EBITDA as of the last day of the Fiscal Quarter of the Borrower ended on or most recently prior to the Relevant Test Date for which financial statements have been or were required to be delivered pursuant to Section 5.01 and (y) an unlimited amount, so long as immediately after giving effect thereto, the Secured Net Leverage Ratio shall not exceed 4.00:1.00 for the most recently ended Test Period; provided that, any calculation of the Secured Net Leverage Ratio pursuant to this definition shall include any Indebtedness in respect of any Securitization Transaction.
“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.
“Mortgage” means a mortgage, deed of trust or other similar instrument reasonably satisfactory to the Collateral Agent.
“Mortgaged Property” means any Material Real Estate Asset acquired by the Borrower or any Obligor after the Effective Date or any Real Estate Asset that becomes a Material Real Estate Asset (whether by renovation to, addition to or otherwise).
“Multiemployer Plan” any multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is or has been contributed to by (or to which there is an obligation to contribute by) any Obligor, any of its Subsidiaries or any ERISA Affiliate or with respect to which any Obligor, any of its Subsidiaries or any ERISA Affiliate has any liability.

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~~“Net Asset Sale Cash Proceeds” means, with respect to any Asset Sale, an amount equal to: (a) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by the Borrower or its Restricted Subsidiaries from such Asset Sale, minus (b) any bona fide direct costs, fees and expenses incurred in connection with such Asset Sale, including (i) taxes paid or reasonably estimated to be payable by the seller as a result of or in connection with such Asset Sale, (ii) payment of the outstanding principal amount of, premium or penalty on, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, and (iii) the Borrower’s good faith estimate of payments required to be made with respect to unassumed liabilities or indemnities or other contingent obligations relating to the assets sold (provided that, to the extent such cash proceeds are not so used within 180 days of such Asset Sale, such cash proceeds shall constitute Net Asset Sale Cash Proceeds), minus (c) the amount of any liabilities retained by the Borrower or its Restricted Subsidiaries that are associated solely with the assets that are the subject of such transaction (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Asset Sale Cash Proceeds), minus (d) cash proceeds used (or expected to be used) by the Borrower or its Restricted Subsidiaries within 365 days of such Asset Sale to acquire property, plant or equipment assets.~~
“Nationally Recognized Statistical Rating Organization” means a nationally recognized statistical rating organization within the meaning of Rule 436 under the Securities Act.
“New Revolving Loan ~~Commitments~~” has the meaning set forth in Section 2.23(~~a~~b).
“New Revolving Loan Commitments” has the meaning set forth in Section 2.23(a).
“New Revolving Loan Lender” has the meaning set forth in Section 2.23(a).
“NFIP” has the meaning set forth in Section 5.10(b)(iv).
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.02 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-Financing Lease Obligation” means a lease obligation that is not required to be accounted for as a financing or capital lease in accordance with GAAP. For the avoidance of doubt, a straight-line or operating lease shall be considered a Non-Financing Lease Obligation.
“Non-Guarantor” means any Restricted Subsidiary that is not a Guarantor.
“Non-U.S. Plan” means any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether

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through direct contributions or through employee withholding) or maintained outside the United States by any Obligor or any of its Restricted Subsidiaries primarily for the benefit of employees, or beneficiaries thereof, of any Obligor or any of its Restricted Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.
“Non-U.S. Plan Event” means with respect to any Non-U.S. Plan: (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority; (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments; (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Non-U.S. Plan or to appoint a trustee or similar official to administer any such Non-U.S. Plan, or alleging the insolvency of any such Non-U.S. Plan; (d) the incurrence of any material liability by any Obligor or any of its Restricted Subsidiaries under applicable law on account of the complete or partial termination of such Non-U.S. Plan or the complete or partial withdrawal of any participating employer therein; or (e) the occurrence of any transaction that is prohibited under any applicable law and that would reasonably be expected to result in the incurrence of any material liability by any Obligor or any of its Restricted Subsidiaries, or the imposition on any Obligor or any of its Restricted Subsidiaries of any material fine, excise tax or penalty resulting from any noncompliance with any applicable law.
“Note” has the meaning set forth in Section 2.05(c).
“Notice” means a Funding Notice, Issuance Notice or Interest Election Request.
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Obligations” means all amounts owing by any Obligor to the Agents, any Arranger, any Bookrunner, any Issuing Bank, Hedge Bank or any Lender pursuant to the terms of this Agreement or any other Loan Document or any Secured Hedge Agreement, in each case whether for principal, interest (including, in each case, all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of any

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Obligor or any of its Subsidiaries, whether or not allowed in such case or proceeding), reimbursement of amounts drawn on Letters of Credit, fees, expenses, indemnification, or otherwise. Notwithstanding the foregoing, Obligations of any Obligor shall in no event include any Excluded Swap Obligations of such Obligor.
“Obligors” means, collectively, the Borrower and the Guarantors.
~~“Obligor Total Indebtedness” means, as of any date of determination (without double counting), (A) the aggregate stated balance sheet amount in (in accordance with GAAP) of all Indebtedness (but excluding any Indebtedness of the type described in clauses (g) and (h) of the definition of “Indebtedness” and the penultimate sentence of the definition of “Indebtedness”) of the Obligors, plus (B) without duplication of the immediately preceding clause (A), the Aggregate Receivables Sale Amount, calculated solely with respect to the Obligors.~~
“OEM Financing Agreements” means that certain Framework Lease Agreement, dated August 30, 2023, by and between the Borrower and an original equipment manufacturer, together with the related documents thereto (including any schedules, letter agreements, purchase orders and statements of work related thereto) as amended, amended and restated, supplemented, assigned or otherwise modified from time to time.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Offering Memorandum” means the offering memorandum, dated May 21, 2025, relating to the offering by the Company of $2,000,000,000 principal amount of 9.250% Senior Notes due 2030.
“Officer” means, with respect to any Person, (1) the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, any Managing Director, the Secretary or any Assistant Secretary (a) of such Person or (b) if such Person is owned or managed by a single entity, of such entity, or (2) any other individual designated as an “Officer” for the purposes of this Agreement by the Board of Directors of such Person.
“Officer’s Certificate” means, with respect to any Person, a certificate signed by an Officer of such Person.
“OpenAI ~~AI~~ Contract” means that certain Master Services Agreement, dated as of March 7, 2025 by and between the Borrower and OpenAI OpCo LLC, as amended, amended and restated, supplemented, assigned or otherwise modified.
“OpenAI ~~AI~~ Project” means the infrastructure-as-a-service, platform-as-a-service, products (including the web portal and subdomains), services (such as support and service level commitments) and solutions to be provided by the Borrower (or its Affiliates) pursuant to the OpenAI ~~AI~~ Contract.

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“OpenAI ~~AI~~ Project Costs” means all costs, fees and expenses incurred or expected to be incurred by the Borrower (or its Subsidiaries) with respect to the development, construction, commissioning, financing, operating and leasing of the OpenAI ~~AI~~ Project.
“Opinion of Counsel” means a written opinion from legal counsel who is reasonably satisfactory to the Administrative Agent. The counsel may be an employee of or counsel to the Borrower or its Subsidiaries.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.20).
“Parent Entity” means any direct or indirect parent of the Borrower.
“Parent Entity Expenses” means:
(1)fees, costs and expenses (including all legal, accounting and other professional fees, costs and expenses) incurred or paid by any Parent Entity in connection with reporting obligations under or otherwise incurred or paid in connection with compliance with applicable laws, rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement or any other agreement or instrument relating to the Senior Notes or any other Indebtedness of the Borrower or any Restricted Subsidiary, including in respect of any reports filed or delivered with respect to the Securities Act, Exchange Act or the respective rules and regulations promulgated thereunder;
(2)customary salary, bonus, severance, indemnity, insurance (including premiums therefor) and other benefits payable to any employee, director, officer, manager, contractor, consultant or advisor of any Parent Entity or other Persons under its articles, charter, by-laws, partnership agreement or other organizational documents or pursuant to written agreements with any such Person to the extent relating to the Borrower and its Restricted Subsidiaries;
(3)(x) general corporate operating and overhead fees, costs and expenses (including all legal, accounting and other professional fees, costs and expenses) and, following the first public offering of the Borrower’s Equity Interests or the Equity Interests of any

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Parent Entity, listing fees and other costs and expenses attributable to being a publicly traded company of any Parent Entity and (y) other operational expenses of any Parent Entity related to the ownership or operation of the business of the Borrower or any of the Restricted Subsidiaries;
(4)expenses incurred by any Parent Entity in connection with (i) any offering, sale, conversion or exchange of Equity Interests or Indebtedness (whether or not successful) and (ii) any related compensation paid to employees, directors, officers, managers, contractors, consultants or advisors (or their respective Controlled Investment Affiliates or Immediate Family Members) of such Parent Entity;
(5)amounts payable pursuant to any management services or similar agreements or the management services provisions in an investor rights agreement or other equityholders’ agreement (including any amendment thereto or replacement thereof so long as any such amendment or replacement is not materially disadvantageous in the reasonable determination of the Borrower to the Lenders when taken as a whole, as compared to the management services or similar agreements as in effect immediately prior to such amendment or replacement), solely to the extent such amounts are not paid directly by the Borrower or its Subsidiaries; and
(6)amounts to finance Investments that would otherwise be permitted to be made pursuant to Section 6.04 hereof if made by the Borrower or a Restricted Subsidiary; provided, that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment, (B) such Parent Entity shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the capital of the Borrower or one of its Restricted Subsidiaries or (2) the merger, consolidation or amalgamation of the Person formed or acquired into the Borrower or one of its Restricted Subsidiaries (to the extent not prohibited by Section 6.03 hereof) in order to consummate such Investment, (C) such Parent Entity and its Affiliates (other than the Borrower or a Restricted Subsidiary) receives no consideration or other payment in connection with such transaction except to the extent the Borrower or a Restricted Subsidiary could have given such consideration or made such payment in compliance with this Agreement and such consideration or other payment is included as a Restricted Payment under this Agreement, (D) any property received by the Borrower shall not increase amounts available for Restricted Payments pursuant to the Cumulative Credit and (E) such Investment shall be deemed to be made by the Borrower or such Restricted Subsidiary pursuant to a provision of Section 6.04 hereof or pursuant to the definition of “Permitted Investment.”
“Pari Intercreditor Agreement” means that certain Amended and Restated Pari Passu Intercreditor Agreement, dated as of the Effective Date, by and among U.S. Bank Trust Company, National Association, as collateral agent for the 2021 NIA Secured Parties (as defined therein), U.S. Bank Trust Company, National Association, as collateral agent for the 2022 NIA

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Secured Parties (as defined therein), and the Agents, as acknowledged and agreed by the Borrower and certain Subsidiaries of the Borrower.
“Pari Passu Indebtedness” means Indebtedness of the Borrower which ranks equally in right of payment to the Loans or of any Guarantor if such Indebtedness ranks equally in right of payment to the Guarantees of the Loans.
“Participant” has the meaning set forth in Section 11.04(~~c)(i~~a).
“Participant Register” has the meaning set forth in Section 11.04(c)(iii).
“Payment” has the meaning set forth in Section 10.04(c)(i).
“Payment Notice” has the meaning set forth in Section 10.04(c)(ii).
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
“Pension Plan” means any “employee pension benefit plan” as defined in Section 3(2) of ERISA, other than a Multiemployer Plan, that is subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA and is maintained in whole or in part by any Obligor, any of its Subsidiaries or any ERISA Affiliate or with respect to which any of any Obligor, any of its Subsidiaries or any ERISA Affiliate has or could have any liability.
“Perfection Certificate” has the meaning assigned to that term in the Security Agreement.
“Permitted Asset Swap” means the concurrent purchase and sale or exchange of assets used or useful in a Similar Business or a combination of such assets and cash and Cash Equivalents between the Borrower or any of the Restricted Subsidiaries and another Person; provided that any Cash or Cash Equivalents received in excess of the value of any Cash or Cash Equivalents sold or exchanged must be applied in accordance with Section 6.03 hereof.
“Permitted Holders” means, collectively, (i) the Management Stockholders (including any Management Stockholders holding Equity Interests through an equityholding vehicle), (ii) any Person who is acting solely as an underwriter in connection with a public or private offering of Equity Interests of any Parent Entity or the Borrower, acting in such capacity, (iii) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing, any Holding Company or Permitted Plan are members and any member of such group; provided that, in the case of such group and without giving effect to the existence of such group or any other group, Persons referred to in subclauses (i) through (ii), collectively, have beneficial ownership of more than 50.0% of the total voting power of the Voting Stock of the Borrower or any Parent Entity held by such group, (iv) any Holding Company and (v) any Permitted Plan.
~~“Permitted Acquisition” means any transaction or series of related transactions resulting in the acquisition by the Borrower or any of its wholly owned Restricted Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets or a majority of the Equity Interests of, or a business line or unit or a division of, any Person; provided,~~

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~~(a)     immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;~~
~~(b)     all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable governmental approvals;~~
~~(c)     in the case of the purchase or other acquisition of Equity Interests, the Borrower shall have taken, or caused to be taken, promptly after the date such Person becomes a Subsidiary of the Borrower, each of the actions set forth in Section 5.10 and Section 5.11, if and as applicable;~~
~~(d)     the Borrower shall have delivered to the Administrative Agent (x) with respect to any transaction or series of related transactions involving Acquisition Consideration of more than $30,000,000, at least three Business Days prior to such proposed acquisition, notice of the aggregate Acquisition Consideration for such acquisition and (y) with respect to any Material Acquisition, promptly upon request by the Administrative Agent, (1) a copy of the acquisition agreement related to the proposed Permitted Acquisition (and any related documents reasonably requested by the Administrative Agent) and (2) to the extent available, quarterly and annual financial statements of the Person whose Equity Interests or assets are being acquired for the twelve month period immediately prior to such proposed Permitted Acquisition, including any audited financial statements that are available;~~
~~(e)     any Person or assets or division as acquired in accordance herewith shall be engaged in or related to a business permitted under Section 6.03(c); and~~
~~(f)    both before and immediately after giving effect (including giving effect on a Pro Forma Basis) to such Acquisition and the Loans (if any) requested to be made in connection therewith, the Borrower shall be in compliance on a Pro Forma Basis with Section 7.01; provided that if such Acquisition will result in an Increased Period, the applicable Total Net Leverage Ratio test shall be 7.00 to 1.00.~~
~~“Permitted Encumbrances” means:~~
~~(a) Liens imposed by law for taxes, assessments or governmental charges or levies that are not more than sixty (60) days overdue or are being contested in compliance with Section 5.04;~~
~~(b) carriers’, warehousemen’s, mechanics’, materialmen’s, landlord’s, supplier’s, vendor’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04;~~
~~(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, professional liability insurance, unemployment insurance and other social security laws or regulations, and other similar legislation, other insurance-related~~

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~~obligations (including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);~~
~~(d) (i) pledges and deposits to secure the performance of bids, government contracts, trade contracts, leases, statutory obligations, deductibles, co-payment, co-insurance, premiums, reimbursement obligations to providers of insurance, self-insurance or reinsurance obligations, surety, customs, stay and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business and (ii) obligations in respect of letters of credit or bank guarantees that have been posted to support payment of the items set forth in clause (i) of this clause (d);~~
~~(e) Uniform Commercial Code financing statements filed (or similar filings under applicable law) solely as a precautionary measure in connection with operating leases, joint venture agreements, transfers of accounts or transfers of chattel paper entered into in the ordinary course of business;~~
~~(f) judgment liens and deposits to secure obligations under appeal bonds or letters of credit in respect of judgments that do not constitute an Event of Default under clause (j) of Section 9.01;~~
~~(g) easements, zoning restrictions, rights-of-way, building code and land use laws, minor defects or irregularities in title, encroachments and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary or are described in a mortgage policy;~~
~~(h) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (including Capital Lease Obligations subject to Section 6.01(c)), license or sublicense or concession agreement, in each case to the extent permitted by this Agreement; and~~
~~(i) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any applicable law.~~
~~“Permitted Holders” means (a) Michael Intrator, Brian Venturo and Brannin McBee and (b) and any trust or other estate planning vehicle for the primary benefit of the individuals referenced in clause (a), their spouses, or any of their lineal descendants.~~
“Permitted Incremental Equivalent Debt” shall mean Indebtedness issued, incurred or otherwise obtained by the Borrower in respect of one or more series of senior unsecured notes, senior notes secured on a basis pari passu with or junior to the Obligations, or subordinated notes (in each case issued in a public offering or a Rule 144A or other private placement or a bridge financing in lieu of the foregoing (and any Registered Equivalent Notes issued in exchange therefor)), loans that are secured on a basis pari passu with or junior to the Obligations or loans that are unsecured, or notes or loans constituting secured or unsecured mezzanine Indebtedness; provided that:

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(a) the aggregate principal amount of all Permitted Incremental Equivalent Debt at the time of issuance or incurrence shall not exceed the Maximum Incremental Facilities Amount available at such time;
(b) other than any customary bridge facility with a maturity date of no longer than one year (so long as the Indebtedness into which such customary bridge facility is to be converted, or is to be exchanged for or otherwise replaces, complies with such requirement), the maturity date of such Permitted Incremental Equivalent Debt will be (i) in the case of Permitted Incremental Equivalent Debt that is secured on a pari passu basis with the Obligations, no earlier than the Maturity Date in effect on the date such Indebtedness is created and (ii) in the case of Permitted Incremental Equivalent Debt that is unsecured or secured on a junior basis to the Obligations, no earlier than the date that is 91 days after the Maturity Date in effect on the date such Indebtedness is created;
(c) no Permitted Incremental Equivalent Debt shall be guaranteed by any person other than a Guarantor;
(d) in the case of Permitted Incremental Equivalent Debt that is secured, (i) the obligations in respect thereof shall not be secured by any Lien on any asset other than an asset constituting Collateral, (ii) the security agreements relating to such Permitted Incremental Equivalent Debt shall be substantially similar in all material respects as the Collateral Documents (with such differences as are appropriate to reflect the nature of such Permitted Incremental Equivalent Debt and are otherwise reasonably satisfactory to the Administrative Agent) and (iii) such Permitted Incremental Equivalent Debt shall be subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent; and
(e) both immediately before and immediately after the incurrence of such Permitted Incremental Equivalent Debt, no Event of Default exists.
“Permitted Intercompany Activities” means any transactions (A) between or among the Borrower and its Restricted Subsidiaries that are entered into in the ordinary course of business or consistent with past practice of the Borrower and its Restricted Subsidiaries and, in the reasonable determination of the Borrower are necessary or advisable in connection with the ownership or operation of the business of the Borrower and its Restricted Subsidiaries, including (i) payroll, cash management, purchasing, insurance and hedging arrangements; (ii) management, technology and licensing arrangements; and (iii) customary loyalty and rewards programs; (B) between or among the Borrower, its Restricted Subsidiaries and any Captive Insurance Subsidiary.
“Permitted Investments” means (in each case, by the Borrower or any of the Restricted Subsidiaries):
(A)(i) unsecured intercompany loans to the extent permitted under Section 6.01(f) and (ii) Investments in (x) Restricted Subsidiaries which are Guarantors and (y) by Restricted Subsidiaries which are not Guarantors in Restricted Subsidiaries which are not Guarantors (other than Existing SPVs or Future SPVs) or by Existing SPVs or Future SPVS in Existing SPVs or Future SPVs;
(B)Investments in another Person if such Person is engaged, directly or through entities that will be Restricted Subsidiaries, in any Similar Business and as a result of such Investment such other Person, in one transaction or a series of transactions, is merged, amalgamated, consolidated or otherwise combined with or into, or transfers or conveys all or substantially all its assets (or such division, business unit, product line or business) to, or is liquidated into, the Borrower or a Restricted Subsidiary, and any Investment held by such Person; provided that such Investment was not acquired by such

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Person in contemplation of such acquisition, merger, amalgamation, consolidation, combination, transfer or conveyance;
(C)Investments in Cash, Cash Equivalents or Investment Grade Securities;
(D)Investments in receivables owing to the Borrower or any Restricted Subsidiary created or acquired in the ordinary course of business or consistent with past practice;
(E)Investments in payroll, travel, entertainment, relocation, moving related and similar advances that are made in the ordinary course of business or consistent with past practice;
(F)[reserved];
(G)Investments (including debt obligations and equity interests) (a) received in settlement, compromise or resolution of debts created in the ordinary course of business or consistent with past practice, (b) in exchange for any other Investment or accounts receivable, endorsements for collection or deposit held by the Borrower or any such Restricted Subsidiary, (c) as a result of foreclosure, perfection or enforcement of any Lien, (d) in satisfaction of judgments or (e) pursuant to any plan of reorganization or similar arrangement including upon the bankruptcy or insolvency of a debtor or litigation, arbitration or other disputes or otherwise with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;
(H)Investments made as a result of the receipt of promissory notes or other non-cash consideration (including earn-outs) from a sale or other disposition of property or assets, including an Asset Sale;
(I)Investments (a) existing or pursuant to binding commitments, agreements or arrangements in effect on the Amendment No. 4 Effective Date and, in the case of any Investment in excess of $250,000,000 (other than any such Investments in or by an Existing SPV), set forth in Section 6.04 of the Borrower Disclosure Letter, and any modification, replacement, renewal, reinvestment or extension thereof; provided that the amount of any such Investment may not be increased except (i) as required by the terms of such Investment or binding commitment as in existence on the Amendment No. 4 Effective Date (including in respect of any unused commitment), plus any accrued but unpaid interest (including any accretion of interest, original issue discount or the issuance of pay-in-kind securities) and premium payable by the terms of such Indebtedness thereon and fees and expenses associated therewith as of the Amendment No. 4 Effective Date or (ii) as otherwise permitted under this Agreement and (b) made after the Amendment No. 4 Effective Date in joint ventures of the Borrower or any of its Restricted Subsidiaries existing on the Amendment No. 4 Effective Date;
(J)Hedging Obligations, which transactions or obligations are not prohibited by Section 6.01 hereof;
(K)pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or made in connection with Liens permitted under Section 6.02;
(L)any Investment to the extent made using Equity Interests of the Borrower (other than Disqualified Equity Interests) or Equity Interests of any Parent Entity or any Unrestricted Subsidiary as consideration;

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(M)any transaction to the extent constituting an Investment that is permitted by and made in accordance with the second paragraph of Section 6.05 hereof (except those described in clauses (a), (b), (d), (f), (h), (i), (j), (m) or (x) of the second paragraph of Section 6.05;
(N)Investments consisting of (i) purchases or other acquisitions of inventory, supplies, materials, equipment and similar assets or (ii) licenses, sublicenses, cross-licenses, leases, subleases, assignments, contributions or other Investments of intellectual property or other intangibles or services in the ordinary course of business pursuant to any joint development, joint venture or marketing arrangements with other Persons or any Intercompany License Agreement and any other Investments made in connection therewith;
(O)(i) Guarantees of Indebtedness not prohibited by Section 6.01 hereof and (other than with respect to Indebtedness) guarantees, keepwells and similar arrangements in the ordinary course of business or consistent with past practice, and (ii) performance guarantees and Contingent Obligations with respect to obligations that are not prohibited by this Agreement;
(P)Investments consisting of earnest money deposits required in connection with a purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited by this Agreement;
(Q)Investments of a Restricted Subsidiary acquired after the Effective Date or of an entity merged or amalgamated into or consolidated with the Borrower or merged or amalgamated into or consolidated with a Restricted Subsidiary after the Effective Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;
(R)[reserved];
(S)contributions to a “rabbi” trust for the benefit of any employee, director, officer, manager, contractor, consultant, advisor or other service providers or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Borrower, and Investments relating to non-qualified deferred payment plans in the ordinary course of business or consistent with past practice;
(T)Investments in Unrestricted Subsidiaries, non-Obligor Restricted Subsidiaries and Joint Ventures; provided that such Investments (including through intercompany loans) shall not exceed at any time an aggregate amount equal to 50% of Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date; provided that notwithstanding the foregoing or anything to the contrary herein, no Investments in, or Restricted Payment or Asset Sales to, Unrestricted Subsidiaries, any Existing SPVs and any Future SPVs shall be permitted hereunder, except (i) pursuant to clause (T) and clause (HH) of this definition, in each case, subject to the SPV Investment Test, (ii) pursuant to clause (A) of the definition of “Asset Sales” or clause (A)(ii) of the definition of “Permitted Investments” and (iii) Investments consisting of (1) cash management, treasury management, payroll, insurance and accounting arrangements, general, administrative and operational cost and expenses, customary loyal and rewards programs and similar functions performed in the ordinary course of business and (2) Permitted Tax Restructuring, in the case of each of clauses (1) and (2) of this clause (iii) that are otherwise permitted by the definition of “Permitted Investments”;

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(U)additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause that are at that time outstanding, not to exceed the greater of $5,116,000,000 and 100.0% of LTM EBITDA at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value), plus the amount of any returns (including dividends, payments, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) in respect of such Investments (without duplication for purposes of Section 6.04 hereof of any amounts constituting the Cumulative Credit) with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value; provided, however, that if any Investment pursuant to this clause is made in any Person that is not the Borrower or a Restricted Subsidiary at the date of the making of such Investment and such Person becomes the Borrower or a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (A) or (B) above and shall cease to have been made pursuant to this clause;
(V)(i) Investments arising in connection with a Securitization Transaction and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets in connection with a Securitization Transaction;
(W)Investments in connection with the Transactions;
(X)repurchases of the Senior Notes;
(Y)Investments by an Unrestricted Subsidiary entered into prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary as described under Section 5.12 hereof;
(Z)guaranty and indemnification obligations arising in connection with surety bonds issued in the ordinary course of business or consistent with past practice;
(AA)Investments (a) consisting of purchases and acquisitions of assets or services in the ordinary course of business or consistent with past practice, (b) made in the ordinary course of business or consistent with past practice in connection with obtaining, maintaining or renewing client, franchisee and customer contracts and loans or (c) advances, loans, extensions of credit (including the creation of receivables) or prepayments made to, and guarantees with respect to obligations of, franchisees, distributors, suppliers, lessors, licensors and licensees in the ordinary course of business or consistent with past practice;
(AB)Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business or consistent with past practice;
(AC)Investments consisting of UCC Article 3 endorsements for collection or deposit and Article 4 trade arrangements with customers (or any comparable or similar provisions in other applicable jurisdictions) in the ordinary course of business or consistent with past practices;
(AD)any Investment by any Captive Insurance Subsidiary in connection with the provision of insurance to the Borrower or any Subsidiaries, which Investment is made in the ordinary course of business or consistent with past practice of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is

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required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable;
(AE)non-cash Investments in connection with tax planning and reorganization activities, and Investments in connection with a Permitted Intercompany Activities, Permitted Tax Restructuring and related transactions;
(AF)Investments made from casualty insurance proceeds in connection with the replacement, substitution, restoration or repair of assets on account of a Casualty Event;
(AG)any other Investment so long as, immediately after giving pro forma effect to the Investment and the incurrence of any Indebtedness the net proceeds of which are used to make such Investment, the Total Net Leverage Ratio shall be no greater than 5.75 to 1.00; and
(AH)Investments (i) consisting of the contribution to SPV II, SPV IV, SPV VII or any Future SPV of the (w) master services agreements and related order forms entered into with customers as contemplated by the SPV II Credit Agreement (as in effect on the Effective Date, other than any amendment or modification that is not materially adverse to the Lenders), the SPV IV Credit Agreement (as in effect on the Effective Date, other than any amendment or modification that is not materially adverse to the Lenders), the SPV VII Credit Agreement (as in effect on the Amendment No. 4 Effective Date, other than any amendment or modification that is not materially adverse to the Lenders) or any Future SPV Credit Agreement (as in effect on the initial closing date of such facility, other than any amendment or modification that is not materially adverse to the Lenders), (x) graphic processing unit servers and ancillary equipment necessary to service any of the foregoing and (y) and data center leases/licenses necessary to service any of the foregoing, so long as, solely with respect to any Future SPV Credit Agreement, the Borrower shall be in compliance on a Pro Forma Basis with Section 7.01 on the date such Future SPV Credit Agreement is entered into, (ii) in SPV II, SPV IV, SPV VII or any Future SPV to be used to cure a default under the SPV II Credit Agreement, the SPV IV Credit Agreement or any Future SPV Credit Agreement and (iii) in SPV II, SPV IV, SPV VII or any Future SPV, so long as, with respect to clauses (ii) and (iii), immediately after giving effect thereto, the Borrower shall be in compliance on a Pro Forma Basis with Section 7.01; provided that notwithstanding the foregoing or anything to the contrary herein, no Investments in, or Restricted Payment or Asset Sales to, Unrestricted Subsidiaries, any Existing SPVs and any Future SPVs shall be permitted hereunder, except (i) pursuant to clause (T) and clause (HH) of this definition, in each case, subject to the SPV Investment Test, (ii) pursuant to clause (A) of the definition of “Asset Sales” or clause (A)(ii) of the definition of “Permitted Investments” and (iii) Investments consisting of (1) cash management, treasury management, payroll, insurance and accounting arrangements, general, administrative and operational cost and expenses, customary loyal and rewards programs and similar functions performed in the ordinary course of business and (2) Permitted Tax Restructuring, in the case of each of clauses (1) and (2) of this clause (iii) that are otherwise permitted by the definition of “Permitted Investments”.
Notwithstanding the foregoing, unless the Obligors have Liquidity of at least $2,500,000,000 on a pro forma basis at the time of such Investment, any Investments made in any Unrestricted Subsidiaries, Existing SPVs or any Future SPV pursuant to clause (i) of the provisos to clauses (T) and (HH) above shall only be permitted to the extent, after giving pro forma effect to such Investment, Maximum Liquidity on a pro

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forma basis is greater than the Testing Date Indebtedness in effect on the date of such Investment (this sentence, the “SPV Investment Test”).
“Permitted Leverage Increase” has the meaning assigned to that term in Section 7.01.
“Permitted Liens” means, with respect to any Person:
(a)Liens on assets of a Restricted Subsidiary that is not a Guarantor securing Indebtedness and other Obligations of any Restricted Subsidiary that is not a Guarantor;
(b)pledges, deposits or Liens (i) in connection with workmen’s compensation laws, payroll taxes, unemployment insurance laws, employers’ health tax and other social security laws or similar legislation or other insurance related obligations (including in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto), (ii) securing liability, reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees or similar instruments) for the benefit of insurance carriers under insurance or self-insurance arrangements or otherwise supporting the payments of items set forth in the foregoing clause (i), or (iii) in connection with bids, tenders, completion guarantees, contracts, leases, utilities, licenses, public or statutory obligations, or to secure the performance of bids, trade contracts, government contracts and leases, statutory obligations, surety, stay, indemnity, warranty, release, judgment, customs, appeal, performance bonds, guarantees of government contracts, return of money bonds, bankers’ acceptance facilities and obligations of a similar nature (including those to secure health, safety and environmental obligations), and obligations in respect of letters of credit, bank guarantees or similar instruments that have been posted to support the same, or as security for contested taxes or import or customs duties or for the payment of rent, or other obligations of like nature, in each case incurred in the ordinary course of business or consistent with past practice;
(c)Liens with respect to outstanding motor vehicle fines and Liens imposed by law or regulation, including carriers’, warehousemen’s, mechanics’, landlords’, suppliers’, materialmen’s, repairmen’s, architects’, construction contractors’ or other similar Liens, in each case for amounts not overdue for a period of more than 60 days or, if more than 60 days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith by appropriate proceedings;
(d)Liens (i) for Taxes, assessments or other governmental charges that are not overdue for a period of more than 60 days or not yet payable or subject to penalties for nonpayment or that are being contested in good faith by appropriate proceedings; provided that appropriate reserves required pursuant to GAAP (or other applicable accounting principles) have been made in respect thereof, or (ii) for property Taxes on property of the Borrower or one of its Subsidiaries which it has determined to abandon if the sole recourse for such Tax is to such property;
(e)encumbrances, charges, ground leases, easements (including reciprocal easement agreements), survey exceptions, restrictions, encroachments, protrusions, by-law, regulation, zoning restrictions or reservations of, or rights of others for, licenses, rights of way, servitudes, sewers, electric lines, drains, telegraph, telephone and cable television lines and other similar purposes, or zoning, building codes or other restrictions (including minor defects and irregularities in title and similar encumbrances) as to the use of real properties, exceptions on title policies insuring Liens granted on any mortgaged properties or any other collateral or Liens incidental to the conduct of the business of such Person or to the ownership of its properties, including servicing agreements, development agreements, site plan agreements, subdivision agreements, facilities sharing agreements, cost sharing agreements and other similar agreements,

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charges or encumbrances, which do not in the aggregate materially interfere with the ordinary course conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole;
(f)Liens (i) securing Hedging Obligations, Cash Management Obligations and the costs thereof; (ii) that are rights of set-off, rights of pledge or other bankers’ Liens (A) relating to treasury, depository and cash management services or any automated clearing house transfers of funds in the ordinary course of business or consistent with past practice, (B) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary or consistent with past practice or (C) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business or consistent with past practice; (iii) on cash accounts securing Indebtedness and other Obligations permitted to be incurred under clause (v) of Section 6.01(k) hereof with financial institutions; (iv) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business or consistent with past practice and not for speculative purposes; and (v)(A) of a collection bank arising under Section 4-210 of the UCC or any comparable or successor provision on items in the course of collection and (B) in favor of a banking or other financial institution or electronic payment service providers arising as a matter of law encumbering deposits (including the right of set-off) arising in the ordinary course of business in connection with the maintenance of such accounts and (C) arising under customary general terms and conditions of the account bank in relation to any bank account maintained with such bank and attaching only to such account and the products and proceeds thereof, which Liens, in any event, do not secure any Indebtedness;
(g)leases, licenses, subleases and sublicenses of assets (including real property, intellectual property, software and other technology rights), in each case entered into in the ordinary course of business, consistent with past practice or, with respect to intellectual property, software and other technology rights, that are not material to the conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole;
(h)Liens securing or otherwise arising out of judgments not giving rise to an Event of Default under Section 9.01(j) hereof;
(i)Liens arising from UCC financing statements, including precautionary financing statements (or similar filings) regarding operating leases or consignments entered into by the Borrower and its Restricted Subsidiaries;
(j)Liens existing on the Amendment No. 4 Effective Date and, in the case of any such Liens securing Indebtedness for borrowed money in excess of $250,000,000 (other than in the case of any Liens securing any obligations of any Existing SPV), set forth on Schedule 6.02 of the Borrower Disclosure Letter, including any Liens securing any Refinancing Indebtedness of any Indebtedness secured by such Liens;
(k)Liens on property, other assets or shares of stock of a Person at the time such Person becomes a Subsidiary (or at the time the Borrower or a Subsidiary acquires such property, other assets or shares of stock, including any acquisition by means of a merger, amalgamation, consolidation or other business combination transaction with or into the Borrower or any Restricted Subsidiary); provided, however, that such Liens are not created in anticipation of such other Person becoming a Subsidiary (or such acquisition of such property, other assets or stock); provided further, that such Liens are limited to all or part of the same property, other assets or stock (plus property and assets affixed or appurtenant thereto and additions, improvements, accessions, proceeds, dividends or distributions thereof, including after-acquired property that is (i) affixed or incorporated into the property or assets covered by such Lien, (ii) after-acquired

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property or assets subject to a Lien securing such Indebtedness, the terms of which Indebtedness require or include a pledge of after-acquired property or assets and (iii) the proceeds and products thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the Obligations relating to any Indebtedness or other obligations to which such Liens relate;
(l)Liens securing obligations relating to any Indebtedness or other obligations of the Borrower or a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary, or Liens in favor of the Borrower or any Restricted Subsidiary, in each case, which are subordinated to the Liens securing the Obligations;
(m)Liens securing Refinancing Indebtedness incurred to refinance Indebtedness that was previously so secured, and permitted to be secured under this Agreement; provided that any such Lien (1) is limited to all or part of the same property or assets (plus property and assets affixed or appurtenant thereto and additions, improvements, accessions, proceeds, dividends or distributions thereof, including after-acquired property that is (i) affixed or incorporated into the property or assets covered by such Lien, (ii) after-acquired property or assets subject to a Lien securing such Indebtedness, the terms of which Indebtedness require or include a pledge of after-acquired property or assets and (iii) the proceeds and products thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Obligations relating to the Indebtedness or other obligations being refinanced or is in respect of property or assets that is or could be the security for or subject to a Permitted Lien hereunder and (2) on any assets constituting Collateral has no greater priority than that of the Liens securing the Indebtedness previously so secured;
(n)(i) mortgages, liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any government, statutory or regulatory authority, developer, landlord or other third party on property over which the Borrower or any Restricted Subsidiary has easement rights or on any leased property and subordination or similar arrangements relating thereto and (ii) any condemnation or eminent domain proceedings affecting any real property;
(o)(i) any encumbrance or restriction (including put and call arrangements) with respect to Equity Interests of any joint venture securing financing arrangements, joint venture or similar arrangements pursuant to any joint venture financing agreement, joint venture or similar agreement and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-wholly owned Subsidiaries;
(p)Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets;
(q)Liens arising out of conditional sale, title retention, hire purchase, consignment or similar arrangements for the sale or purchase of goods entered into in the ordinary course of business or consistent with past practice;
(r)[reserved];
(s)Liens securing Acquired Indebtedness under Section 6.01(h) hereof; provided that such Liens shall only be permitted if such Liens (x) are limited to all or part of the same property or assets, including Equity Interests (plus property and assets affixed or appurtenant thereto and additions, improvements, accessions, proceeds, dividends or distributions thereof, including after-acquired property that is (i) affixed or incorporated into the property or assets covered by such Lien, (ii) after-acquired property or assets subject to a Lien securing such Indebtedness, the

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terms of which Indebtedness require or include a pledge of after-acquired property or assets and (iii) the proceeds and products thereof) acquired, or of any Person acquired or merged, consolidated or amalgamated with or into the Borrower or any Restricted Subsidiary, in any transaction to which such Indebtedness or other obligation relates and (y) were in existence prior to (and not created in contemplation of) such acquisition, merger, combination or consolidation;
(t)Liens securing Indebtedness and other obligations under Section 6.01(g)(3) (to the extent such Liens do not extend to any property or assets that were not subject to Liens securing the Indebtedness being refinanced and that the Indebtedness being refinanced was permitted to be secured pursuant to another provision of this definition), (j), (n), or (t) (provided that in the case of clause (n), such Liens cover only the assets of such Non-Guarantor Subsidiary) of Section 6.01 hereof;
(u)Liens securing Indebtedness and other obligations of any Non-Guarantor covering only assets of such Subsidiary;
(v)Liens on Equity Interests or other securities or assets of any Unrestricted Subsidiary that secure Indebtedness or other obligations of such Unrestricted Subsidiary;
(w)Liens deemed to exist in connection with Investments permitted under clause (d) of the definition of “Cash Equivalents:”
(x)Liens on (i) goods the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or any Subsidiary or Liens on bills of lading, drafts or other documents of title arising by operation of law or pursuant to the standard terms of agreements relating to letters of credit, bank guarantees and other similar instruments and (ii) specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or documentary letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;
(y)Liens on vehicles or equipment of the Borrower or any Restricted Subsidiary in the ordinary course of business or consistent with past practice;
(z)Liens on assets or securities deemed to arise in connection with and solely as a result of the execution, delivery or performance of contracts to sell such assets or securities if such sale is otherwise not prohibited by this Agreement;
(aa)(a) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto, and (b) Liens, pledges, deposits made, or other security provided to secure liabilities to, or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefits of), insurance carriers in the ordinary course of business or consistent with past practice;
(ab)Liens solely on any cash earnest money deposits made in connection with any letter of intent or purchase agreement permitted under this Agreement;
(ac)Liens (i) on cash advances or escrow deposits in favor of the seller of any property to be acquired in an Investment permitted under this Agreement to be applied against the purchase price for such Investment or otherwise in connection with any escrow arrangements with respect to any such Investment (including any letter of intent or purchase agreement with respect to such Investment), and (ii) consisting of an agreement to sell, transfer, lease or otherwise dispose of any property in an asset sale, in each case, solely to the extent such

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Investment or sale, transfer, lease or other disposition, as the case may be, would have been permitted on the date of the creation of such Lien;
(ad)Liens securing Indebtedness incurred pursuant to Section 6.01(q); provided that any such Liens on the Collateral shall be secured equally and ratably (or secured on a junior basis) to the Liens securing the Obligations on terms reasonably satisfactory to the Administrative Agent; provided that Liens granted by the Borrower or any Guarantor pursuant to this clause (dd) shall not secure Indebtedness of the Borrower or any Guarantor in an aggregate principal amount then outstanding under this clause (dd) (together with Indebtedness of the Borrower or any Guarantor (x) incurred in reliance upon the definition of “Maximum Incremental Facilities Amount” and (y) secured pursuant to clause (ff) of this definition) that exceeds (a) the greater of (i) $5,116,000,000 and (ii) 100.0% of LTM EBITDA at the time incurred, minus (b) the sum of (i) the Aggregate Total Exposure and (ii) the aggregate then undrawn portion of the Revolving Commitments;
(ae)Liens then existing with respect to assets of an Unrestricted Subsidiary on the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary pursuant to Section 5.12 hereof as long as such Liens were not created in contemplation of such redesignation;
(af)Liens securing Indebtedness and other Obligations permitted pursuant to Section 6.01 hereof; provided that with respect to Liens securing Indebtedness or other Obligations permitted under this clause, at the time of incurrence and after giving pro forma effect thereto, the Secured Net Leverage Ratio would be no greater than 4.00 to 1.00; provided, further, that, to the extent that any such Indebtedness or other obligation is secured by a Lien on any asset constituting Collateral, such Liens on the Collateral shall be subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent; provided, further, that Liens granted by the Borrower or any Guarantor pursuant to this clause (ff), and, to the extent constituting Refinancing Indebtedness in respect of Indebtedness secured by the Borrower or any Guarantor pursuant to clause (m) or this clause (ff) of this definition, shall not secure Indebtedness and other Obligations of the Borrower or any Guarantor in an aggregate principal amount then outstanding under this clause (ff) (together with Indebtedness and other Obligations of the Borrower or any Guarantor (x) incurred in reliance upon the definition of “Maximum Incremental Facilities Amount” and (y) secured pursuant to clause (dd) of this definition) that exceeds (a) the greater of (i) $5,116,000,000 and (ii) 100.0% of LTM EBITDA at the time incurred, minus (b) the sum of (i) the Aggregate Total Exposure and (ii) the aggregate then undrawn portion of the Revolving Commitments;
(ag)Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.01 hereof, provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement;
(ah)Liens arising in connection with a Securitization Transaction;
(ai)Settlement Liens;
(aj)rights of recapture of unused real property in favor of the seller of such property set forth in customary purchase agreements and related arrangements with any government, statutory or regulatory authority;
(ak)the rights reserved to or vested in any Person or government, statutory or regulatory authority by the terms of any lease, license, franchise, grant or permit held by the Borrower or any Restricted Subsidiary or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof;

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(al)restrictive covenants affecting the use to which real property may be put and Liens or covenants restricting or prohibiting access to or from lands abutting on controlled access highways or covenants affecting the use to which lands may be put; provided that such Liens or covenants do not interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary;
(am)Liens on property, assets or Permitted Investments used to defease or to satisfy or discharge Indebtedness; provided that such defeasance, satisfaction or discharge is not prohibited by this Agreement;
(an)Liens relating to escrow arrangements securing Indebtedness, consisting of (i) Liens on escrowed proceeds from the issuance of Indebtedness for the benefit of the related holders of debt securities or other Indebtedness (or the underwriters, arrangers, trustee or collateral agent thereof) and (ii) Liens on Cash or Cash Equivalents set aside at the time of the incurrence of any Indebtedness, in either case to the extent such Cash or Cash Equivalents prefund the payment of interest or premium or discount on such Indebtedness (or any costs related to the issuance of such Indebtedness) and are held in an escrow account or similar arrangement to be applied for such purpose;
(ao)Liens securing the Obligations;
(ap)Liens on assets securing any Indebtedness owed to any Captive Insurance Subsidiary by the Borrower or any Restricted Subsidiary;
(aq)Liens arising in connection with any Permitted Intercompany Activities, Permitted Tax Restructuring and related transactions; and
(ar)Liens on (i) any equity interest of (A) SPV II securing obligations under the SPV II Parent Guarantee, (B) SPV IV securing obligations under the SPV IV Parent Guarantee, (C) SPV VII securing obligations under the SPV VII Parent Guarantee and (D) any other Existing SPV or Future SPV and (ii) Pledged SPV Indebtedness, in each case, securing Indebtedness permitted to be incurred under clauses (aa) and (bb) of Section 6.01 hereof together with associated collateral related to the foregoing.
In the event that a Permitted Lien meets the criteria of more than one of the types of Permitted Liens (at the time of incurrence or at a later date), the Borrower in its sole discretion may divide, classify or from time to time reclassify all or any portion of such Permitted Lien in any manner that complies with this Agreement and such Permitted Lien shall be treated as having been made pursuant only to the clause or clauses of the definition of “Permitted Lien” to which such Permitted Lien has been classified or reclassified.
“Permitted Plan” means any employee benefits plan of the Borrower or any of its Affiliates and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan.
“Permitted Securitization” means a Securitization Transaction permitted by Section 6.~~1~~09.
“Permitted Sale and Leaseback Transaction” means any Sale and Leaseback Transactions effected by an Obligor (but solely to the extent that such Sale and Leaseback Transactions are effected in connection with any tax abatement, tax incentive or similar programs), by any Existing SPV or any Future SPV.

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“Permitted Tax Amount” means (a) for any taxable period for which the Borrower is (or is treated as an entity disregarded from) a member of a group filing a consolidated or combined tax return with any Parent Entity that is the common parent of such group for U.S. federal (and/or applicable state and/or local) income tax purposes, any dividends or other distributions to pay any income Taxes attributable to the Borrower and its Subsidiaries for which such Parent Entity is liable; provided that, for such taxable period, (i) the aggregate amount of such dividends or other distributions shall not exceed with respect to such Taxes the amount of such Taxes that the Borrower and its Subsidiaries would have been required to pay on a separate company basis or on a consolidated basis calculated as if the Borrower and its Subsidiaries had paid Tax on a consolidated, combined, group, affiliated or unitary basis on behalf of an affiliated group consisting only of the Borrower and its Subsidiaries and (ii) the amount of such dividend or other distributions with respect to any Unrestricted Subsidiary shall be limited to the amount of cash dividend or other distributions actually paid by such Unrestricted Subsidiary to the Borrower or any Restricted Subsidiaries; and (b) for any taxable year (or portion thereof) ending after the Amendment No. 4 Effective Date for which the Borrower is treated as a disregarded entity (other than a disregarded entity described in clause (a) above), partnership, or other flow-through entity for U.S. federal, state, provincial, territorial, and/or local income Tax purposes, the payment of dividends or other distributions to the direct owner(s) (or, if a direct owner is a disregarded entity (other than a disregarded entity described in clause (a) above), partnership or other flow-through entity for U.S. federal, state, provincial, territorial, and/or local income Tax purposes, to the indirect owner(s)) of equity of the Borrower in an aggregate amount equal to each of such owners’ Tax Amount. Each direct or indirect owner’s “Tax Amount” is the product of (i) such owners’ distributive share of the taxable income of the Borrower and its Subsidiaries allocated to such owner for U.S. federal income (and applicable state and local) tax purposes for such taxable year (or portion thereof), net of any loss carryovers arising during any taxable year (or portion thereof) ending after the Maturity Date (subject to any limitations and to the extent such loss carryovers are of a character that would permit such losses to be deducted against the income of the taxable year and have not previously been taken into account) and (ii) the highest combined marginal federal, state and/or local income tax rate applicable to an individual residing in San Francisco, California or New York, New York (whichever is higher for the relevant taxable year or portion thereof); provided that, any amounts distributed pursuant to this clause (b) shall be without duplication of any such Taxes paid or withheld by the Borrower or its Subsidiaries with respect to the same taxable income; provided further, that any amounts distributed pursuant to this clause (b) in respect of any Taxes attributable to the income of Unrestricted Subsidiaries may be made only to the extent that such Subsidiaries have made cash payments to the Borrower or a Restricted Subsidiary.
“Permitted Tax Restructuring” means any reorganizations and other activities related to Tax planning and Tax reorganization entered into prior to, on or after the Amendment No. 4 Effective Date so long as such Permitted Tax Restructuring is not materially adverse to the Lenders (as reasonably determined by the Borrower) and immediately after giving effect thereto, the security interest of the Lenders in the Collateral and the value of the Guarantees given by the Guarantors, taken as a whole, are not materially impaired (as reasonably determined by the Borrower).
“Person” or “person” means any natural person, corporation, limited liability company, trust, joint venture, joint-stock company, unincorporated organization, association, company, partnership, Governmental Authority or other entity.
“Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by any Obligor or any of its Subsidiaries or with respect to which any Obligor or any of its Subsidiaries could have any material liability.

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“Pledged SPV Indebtedness” means all Indebtedness evidenced by promissory notes or other instruments from time to time owed to the Borrower by SPV II, SPV IV or any Future SPV, in each case, to the extent the loan creating such Indebtedness is permitted to be made under this Agreement, together with associated collateral related to the foregoing.
“Preferred Stock,” as applied to the Equity Interests of any Person, means Equity Interests of any class or classes (however designated) which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Equity Interests of any other class of such Person.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Principal Office” for each of the Administrative Agent and Issuing Bank, means such Person’s “Principal Office” as set forth on Appendix B, or such other office or office of a third party or sub-agent, as appropriate, as such Person may from time to time designate in writing to the Borrower, the Administrative Agent and each Lender.
“Pro Forma Basis” means, with respect to any determination of the Secured Net Leverage Ratio or Total Net Leverage Ratio, (i) that such determination of Consolidated Adjusted EBITDA is made for the relevant Test Period, but that (x) any material acquisitions or material dispositions, mergers, amalgamations, consolidations or discontinuances of operations during such Test Period or subsequent thereto and on or prior to the date of determination or with the proceeds of or in connection with the incurrence of Indebtedness for which the Secured Net Leverage Ratio or Total Net Leverage Ratio is being determined (each, a “Pro Forma Event”) shall be deemed for this purpose to have occurred on the first day of such Test Period, and (y) if since the beginning of such Test Period any Person that subsequently became a Subsidiary or was merged with or into the Borrower or any of its Subsidiaries since the beginning of such Test Period shall have undertaken any Pro Forma Event that would have required adjustment pursuant to clause (x) above, then such ratio or amount shall be calculated giving pro forma effect thereto for such Test Period as if such Pro Forma Event had occurred at the beginning of such Test Period and (ii) that such determination of Indebtedness is determined after giving effect to the incurrence of the Indebtedness (and all simultaneous incurrences of Indebtedness) for which such ratio is being tested, and the application of proceeds thereof. For purposes of this definition, “material” shall mean one or a series of related transactions with an aggregate value in excess of $500,000.
“Pro Forma Event” has the meaning assigned to that term in the definition of “Pro Forma Basis”.

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“Pro Rata Share” means with respect to all payments, computations and other matters relating to the Revolving Commitment or Loans of any Lender or any Letters of Credit issued or participations purchased therein by any Lender, the percentage obtained by dividing (a) the Revolving Exposure of that Lender by (b) the aggregate Revolving Exposure of all Lenders.
“Projections” means the projections of the Borrower and its Subsidiaries for the period of Fiscal Year 2024 through and including Fiscal Year 2028 on an annual basis.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Company Costs” means, as to any Person, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act and the Exchange Act or any other comparable body of laws, rules or regulations, as companies with listed equity, directors’ compensation, fees and expense reimbursement, costs relating to enhanced accounting functions and investor relations, stockholder meetings and reports to stockholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, listing fees and other transaction costs, in each case to the extent arising solely by virtue of the listing of such Person’s equity securities on a national securities exchange or issuance of public debt securities.
“Public Listing” means a listing of the common stock of the Borrower on a nationally recognized securities exchange.
“Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, leasing, expansion, construction, installation, replacement, repair or improvement of property (real or personal), equipment or assets (including Equity Interests), and whether acquired through the direct acquisition of such property or assets, or the acquisition of the Equity Interests of any Person owning such property or assets, or otherwise.
“~~Put Note~~QFC” has the meaning ~~assigned to such term in the Series C Put Option Agreement (as in effect on the date of its execution~~set forth in Section 11.19(b).
~~“Put Option Payment Amount” means, as of any date of determination, the aggregate amount of (a) gross proceeds received by the Borrower or any holding company of the Borrower from any Initial Public Offering or any other equity offerings occurring thereafter and (b) the cumulative amount (which shall not be less than zero) of “retained earnings” set forth on the Borrower’s most recent consolidated balance sheet calculated in accordance with GAAP.~~
“QFC Credit Support” has the meaning set forth in Section 11.19.
“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Obligor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an

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“eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Qualified Equity Interest” of any person shall mean any Equity Interests of such person that are not Disqualified Equity Interests.
“Ratio Debt” has the meaning set forth in Section 6.01.
“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by the Borrower or any Obligor in any real property.
“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate, if such Benchmark is Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Refinanced Indebtedness” has the meaning ~~given thereto in the definition of “Refinancing Indebtedness”~~set forth in Section 6.01.
“Refinancing Indebtedness” means Indebtedness that is incurred to refund, refinance, replace, exchange, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) any Indebtedness (or unutilized commitment in respect of Indebtedness) existing on the Effective Date or incurred (or established) in compliance with this Agreement (including Indebtedness of the Borrower that refinances Indebtedness of any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of the Borrower or another Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness and Indebtedness incurred pursuant to a commitment that refinances any Indebtedness or unutilized commitment; provided, however, that:
(1)    (a) such Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being refunded, refinanced, replaced, exchanged, renewed, repaid or extended (or requires no or nominal payments in cash (other than interest payments) prior to the date that is 91 days after the Maturity Date); and (b) to the extent such Refinancing Indebtedness refinances Subordinated Indebtedness, such Refinancing Indebtedness is Subordinated Indebtedness, respectively, and, in the case of Subordinated Indebtedness, is subordinated to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced;

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(2)    Refinancing Indebtedness shall not include:
(i)    Indebtedness of a Subsidiary of the Borrower that is not a Guarantor that refinances Indebtedness of the Borrower or a Guarantor; or
(ii)    Indebtedness of the Borrower or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary; and
(3)    such Refinancing Indebtedness is incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being Refinanced, plus (y) an amount equal to any unutilized commitment relating to the Indebtedness being refinanced or otherwise then outstanding under a Credit Facility or other financing arrangement being refinanced to the extent the unutilized commitment being refinanced could be drawn in compliance with Section 6.01 hereof immediately prior to such refinancing, plus (z) accrued and unpaid interest, dividends, premiums (including tender premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) in connection with such refinancing, provided, that clause (1) above will not apply to any extension, replacement, refunding, refinancing, renewal or defeasance of any Indebtedness of any Existing SPV or Future SPV.
~~“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness (and the continuation or renewal of any Liens permitted under Section 6.02 related thereto) so long as:~~
~~(a) such refinancing, renewal, or extension does not result in an increase in the principal amount (or accreted value, if applicable) (other than any accrued or capitalized amounts) of the Indebtedness so refinanced, renewed, or extended (the “Refinanced Indebtedness”), other than by the amount equal to any accrued but unpaid interest, the premiums paid thereon in connection with such refinancing, renewal or extension and fees and expenses incurred in connection therewith and by the amount of existing unfunded commitments thereunder,~~
~~(b) such refinancing, renewal, or extension has a final maturity date equal to or later than the Refinanced Indebtedness and, except in the case of revolving credit Indebtedness, does not have a shorter Weighted Average Life to Maturity,~~
~~(c) to the extent the terms or conditions of such refinancing, renewal or extension differ from the terms and conditions of the Refinanced Indebtedness, such term and conditions, taken as a whole, are not and would not reasonably be expected to be materially adverse to the interests of the Lenders,~~

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~~(d) if the Refinanced Indebtedness was subordinated in right of payment to the Obligations, such refinancing, renewal, or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders (as determined in good faith by the Board of Directors) as those that were applicable to the Refinanced Indebtedness, and~~
~~(e) no person is an obligor with respect to such refinancing, renewal or replacement that was not an obligor with respect to such Refinanced Indebtedness.~~
“Refunding ~~Capital Stock~~Equity Interests” has the meaning set forth in Section 6.04(h).
“Register” has the meaning set forth in Section 2.05(b).
~~“Registered Equivalent Notes” shall mean, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantee obligations) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.~~
“Regulatory Authority” has the meaning set forth in Section 11.12.
“Reimbursement Date” has the meaning set forth in Section 2.03(d).
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
“Related Taxes” means:
(A)any Taxes, including sales, use, transfer, rental, ad valorem, value added, stamp, property, consumption, franchise, license, capital, registration, business, customs, net worth, gross receipts, excise, occupancy, intangibles or similar Taxes and other fees and expenses (other than (x) Taxes measured by income and (y) withholding Taxes), required to be paid (provided such Taxes are in fact paid) by any Parent Entity by virtue of its:
(1)being organized or having Equity Interests outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than, directly or indirectly, the Borrower or any of Borrower’s Subsidiaries) or otherwise to maintain its existence or good standing under applicable law;
(2)being a holding company parent, directly or indirectly, of the Borrower or any Subsidiaries of the Borrower;
(3)receiving dividends from or other distributions in respect of the Equity Interests of, directly or indirectly, the Borrower or any Subsidiaries of the Borrower; or
(4)having made any payment in respect to any of the items for which the Borrower is permitted to make payments to any Parent Entity pursuant to Section 6.04 hereof; and

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(B)any Permitted Tax Amount.
“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.
~~“Relevant Test Date” means the most recent Test Date.~~
“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Term SOFR Rate, and (ii) with respect to any RFR Borrowing, Daily Simple SOFR, as applicable.
“Relevant Test Date” means the most recent Test Date.
“Remaining Performance Obligations” means the positive difference (if any) between (a) the aggregate projected revenues from contracts entered into by an Obligor and a customer and (b) actual cash revenues already received by such Obligor with respect to such contract.
“Required Lenders” means, at any time, Lenders having more than 50% of the aggregate amount of the Revolving Commitments or, if the Revolving Commitments shall have been terminated, holding more than 50% of the aggregate outstanding principal amount of the Loans at such time. The Revolving Commitment and Loans of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.
“Reserved Indebtedness Amount” has the meaning set forth in Section 6.01(cc)(9).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means any of the President, Chief Executive Officer, Treasurer, director, General Counsel, Chief Accounting Officer, Chief Financial Officer and Chief Development Officer of the applicable Obligor, or any person designated by any such Obligor in writing to the Administrative Agent from time to time, acting singly.
~~“Restricted Payment” means any dividend, repurchase, redemption or other distribution (whether in cash, securities or other property other than Qualified Equity Interests of such Person) with respect to any Equity Interests in the Borrower or any of its Restricted Subsidiaries, or any payment (whether in cash, securities or other property other than Qualified Equity Interests of such Person), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests of such Person or any option, warrant or other right to acquire any such Equity Interests of such Person.~~
“Restricted Investment” means any Investment other than a Permitted Investment.
“Restricted Payment” has the meaning set forth in Section 6.04.

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“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary~~; provided that upon the occurrence of any Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary”~~.
“Retired ~~Capital Stock~~Equity Interests” has the meaning set forth in Section 6.04(~~h~~b).
“Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.
“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.11 or Section 2.12, (b) increased from time to time pursuant to Section 2.23 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.20 or Section 11.04. The amount of each Lender’s Revolving Commitment as of the Amendment No. ~~1~~4 Effective Date is set forth on Schedule 2.01. The aggregate amount of the Lenders’ Revolving Commitments as of the Amendment No. ~~3~~4 Effective Date is $~~1~~2,500,000,000.
“Revolving Commitment Period” means the period from the Effective Date through the Revolving Commitment Termination Date.
“Revolving Commitment Termination Date” means the earliest to occur of (i) the Maturity Date, (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.11 or 2.12, and (iii) the date of the termination of the Revolving Commitments pursuant to Section 9.01.
“Revaluation Date” shall mean with respect to any Letter of Credit denominated in an Canadian Dollars, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists.
“Revolving Exposure” means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Commitments, that Lender’s Revolving Commitment; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of the Loans of that Lender, (b) in the case of Issuing Banks, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by the Lenders in such Letters of Credit) and (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit.
“RFR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to

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the Daily Simple SOFR (excluding, for the avoidance of doubt, any Base Rate Loan or Borrowing).
“S&P” means S&P Global Ratings, or any successor thereto that is a Nationally Recognized Statistical Ratings Organization.
“Sale and Leaseback Transaction” means any arrangement providing for the leasing by the Borrower or any of the Restricted Subsidiaries of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to a third Person in contemplation of such leasing.
“Sanctioned Country” means, at any time, Syria or a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran~~,~~ and North Korea ~~and Syria~~).
“Sanctioned Entity” means, at any time, (a) a Sanctioned Country or (b) a Sanctioned Person.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, by the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, or the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) and (b).
“Sanctions” means all economic or financial sanctions, trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, the U.S. Department of State or the U.S. Department of Commerce, or (b) the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.
“SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Hedge Agreement” shall mean any Swap Agreement permitted under Article 6 at the time entered into that is entered into by and between the Borrower or any Obligor and any Hedge Bank and has been designated by such counterparty and the Borrower, by notice to the Administrative Agent, as a Secured Hedge Agreement. The designation of any Swap Agreement as a Secured Hedge Agreement shall not create in favor of the Hedge Bank that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor.
“Secured Indebtedness” means any Indebtedness secured by a Lien other than Indebtedness with respect to Cash Management Obligations.

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“Secured Net Leverage Ratio” means, ~~at~~as of any date of determination, the ratio of (~~i~~x) ~~(A)~~Consolidated Total Indebtedness ~~of the Borrower and its Subsidiaries as of such date, that is~~ secured by a Lien ~~on any assets or properties of the Borrower and its Subsidiaries~~ as of such date~~, plus (B) without duplication of the immediately preceding clause (A), the Aggregate Receivables Sales Amount, minus (C) Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date, to (ii) Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date.~~ to (y) LTM EBITDA.
“Secured Parties” means the Agents, the Issuing Banks, any Lender, each Hedge Bank Party to a Secured Hedge Agreement or any Indemnitee (or any of their respective successors or assigns).
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended.
“Securitization Assets” has the meaning specified in the definition of ~~"~~“Securitization Transaction~~"~~”.
“Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any Securitization Asset or participation interest therein issued or sold in connection with, and other fees, expenses and charges (including commissions, yield, interest expense and fees and expenses of legal counsel) paid in connection with, any Securitization Transaction.
“Securitization Transaction” means any financing transaction or series of financing transactions that have been or may be entered into by any Person pursuant to which such Person sells, conveys or otherwise transfers on a non-recourse basis (with certain exceptions customary in transactions of such type) to an Eligible Special Purpose Entity any of its accounts receivable, revenue streams, or other rights of payment (the “Securitization Assets”) (whether such Securitization Assets are then existing or arise in the future), and any assets related thereto or otherwise customarily transferred in connection therewith (including without limitation, all security interests in goods, merchandise, contractual rights, lease rights or services financed thereby, the proceeds of such Securitization Assets and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets), and the Eligible Special Purpose Entity securitizes or otherwise finances such Securitization Assets.
“Security Agreement” means the Security Agreement to be executed between the Obligors and the Collateral Agent, in substantially the form attached hereto as Exhibit K (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time).
“Senior Notes” means the (a) $2,000,000,000 of 9.250% senior notes due 2030 issued by the Borrower (or its affiliates) pursuant to the 2025 Senior Notes Indenture and (b) $1,750,000,00 of 9.000% senior notes due 2031 issued by the Borrower (or its affiliates) pursuant to the 2025A Senior Notes Indenture.

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~~“Senior Note Indebtedness” means any Indebtedness of the Borrower or any Obligor in respect of one or more series of senior notes or subordinated notes (in each case issued in a public offering or a Rule 144A or other private placement or a bridge financing in lieu of the foregoing (and any Registered Equivalent Notes issued in exchange therefor)); provided that:~~
~~(a) (i) such Indebtedness does not require any scheduled amortization, mandatory prepayments, redemptions, sinking fund payments or purchase offers prior to the final maturity date thereof (other than pursuant to customary asset sale and change of control (or fundamental change) offers) and (ii) such Indebtedness shall have a stated maturity that is not earlier than the Maturity Date in effect on the date such Indebtedness is created;~~
~~(b) such Indebtedness is not guaranteed by any person other than the Obligors; and~~
~~(c) no Event of Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result from such incurrence.~~

~~“Series C Put Option Agreement” shall mean that certain Put Option Agreement dated as of May 16, 2024, by and among the Borrower and the investors listed on Schedule A thereto, as amended, amended and restated, supplemented or otherwise modified, in each case, in a manner that is not materially adverse to the interests of the Lenders.~~
“Settlement” means the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business.
“Settlement Asset” means any cash, receivable or other property, including a Settlement Receivable, due or conveyed to a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person or an Affiliate of such Person.
“Settlement Indebtedness” means any payment or reimbursement obligation in respect of a Settlement Payment.

“Settlement Lien” means any Lien relating to any Settlement or Settlement Indebtedness (and may include, for the avoidance of doubt, the grant of a Lien in or other assignment of a Settlement Asset in consideration of a Settlement Payment, Liens securing intraday and overnight overdraft and automated clearing house exposure, and similar Liens).
“Settlement Payment” means the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement.
“Settlement Receivable” means any general intangible, payment intangible, or instrument representing or reflecting an obligation to make payments to or for the benefit of a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person.
“Significant Indebtedness” means Indebtedness (other than (a) any Indebtedness under the Loan Documents and (b) any obligations in respect of one or more Swap Agreements) of the Borrower or any Obligor thereof in a principal amount exceeding $500,000,000.

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“Similar Business” means (a) any businesses, services or activities engaged in by the Borrower or any of its Subsidiaries or any Associates on the Effective Date, (b) any businesses, services and activities engaged in by the Borrower or any of its Subsidiaries or any Associates that are related, complementary, incidental, ancillary or similar to any of the foregoing or are extensions or developments of any thereof, and (c) a Person conducting a business, service or activity specified in clauses (a) and (b), and any Subsidiary thereof. For the avoidance of doubt, any Person that invests in or owns Equity Interests or Indebtedness of another Person that is engaged in a Similar Business shall be deemed to be engaged in a Similar Business.
“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Rate Day” has the meaning assigned to it under the definition of Daily Simple SOFR.
“Solvency Certificate” means a Solvency Certificate of a Financial Officer of the Borrower substantially in the form of Exhibit E.
“Solvent” means, with respect to the Borrower and its Subsidiaries on a particular date, that on such date (a) the fair value (on a going concern basis) of the present assets of the Borrower and its Subsidiaries, taken as a whole, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Borrower and its Subsidiaries, taken as a whole, (b) the present fair saleable value (on a going concern basis) of the assets of the Borrower and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured in the ordinary course of business, (c) the Borrower and its Subsidiaries, taken as a whole, do not intend to, and do not believe that they will, incur debts or liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debts and liabilities as they mature in the ordinary course of business and (d) the Borrower and its Subsidiaries, taken as a whole, are not engaged in business or a transaction, and are not about to engage in business or a transaction, in relation to which their property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
“SPV II” means CoreWeave Compute Acquisition Co. II, LLC, a Delaware limited liability company.

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“SPV II Credit Agreement” means that certain Credit Agreement, dated as of July 30, 2023, by and among SPV II, U.S. Bank Trust Company, National Association, as the ~~A~~administrative ~~A~~agent and ~~as the C~~collateral ~~A~~agent, and ~~the financial institutions party thereto as “Lenders”, as the same may be modified, supplemented, extended, amended, restated or amended and restated from time to time.~~each lender from time to time party thereto, together with the related documents thereto (including the revolving loans thereunder, any letters of credit and reimbursement obligations related thereto, any Guarantees and security documents), as amended, extended, renewed, restated, refunded, replaced, refinanced, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions).
“SPV II Parent Guarantee” means that certain Parent Guarantee and Pledge Agreement, dated as of July 30, 2023, by and between the Borrower and U.S. Bank Trust Company, National Association, as the Administrative Agent, as the same may be modified, supplemented, extended, amended, restated or amended and restated from time to time.
“SPV IV” means CoreWeave Compute Acquisition Co. IV, LLC, a Delaware limited liability company.
“SPV IV Credit Agreement” means that certain Credit Agreement, dated as of May 16, 2024, by and among SPV IV, U.S. Bank Trust Company, National Association, as the ~~A~~administrative ~~A~~agent and ~~as the C~~collateral ~~A~~agent, and ~~the financial institutions party thereto as “Lenders”, as the same may be modified, supplemented, extended, amended, restated or amended and restated from time to time.~~each lender from time to time party thereto, together with the related documents thereto (including the revolving loans thereunder, any letters of credit and reimbursement obligations related thereto, any Guarantees and security documents), as amended, extended, renewed, restated, refunded, replaced, refinanced, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions).
“SPV IV Parent Guarantee” means that certain Parent Guarantee and Pledge Agreement, dated as of May 16, 2024, by and between the Borrower and U.S. Bank Trust Company, National Association, as the Administrative Agent, as the same may be modified, supplemented, extended, amended, restated or amended and restated from time to time.
“SPV V” means CoreWeave Compute Acquisition Co. V, LLC, a Delaware limited liability company.
“SPV VI Dell Financing Agreement” means that certain Framework Lease Agreement No. 616632-89282 between CoreWeave, Inc. and Dell Financial Services L.L.C., dated as of August 30, 2023, as amended from time to time, including by that certain Amendment No. 3 to the Framework Lease Agreement No. 616632-89282, dated as of May 2, 2025, between CoreWeave, Inc., CoreWeave Compute Acquisition Co. VI, LLC, a Delaware limited liability company and Dell Financial Services L.L.C..

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“SPV VII” means CoreWeave Compute Acquisition Co. VII, LLC, a Delaware limited liability company.
“SPV Investment Test” has the meaning assigned to such term in the definition of “Permitted Investments”.
“SPV VII Credit Agreement” means that certain Credit Agreement, dated as of July 28, 2025, by and among SPV V, SPV VII, LLC, U.S. Bank National Association, as depository bank, MUFG Bank, Ltd., as administrative agent, U.S. Bank Trust Company, National Association as collateral agent, Morgan Stanley Asset Funding, Inc., MUFG Bank, Ltd. and Goldman Sachs Bank USA, as joint lead arrangers, as the same may be modified, supplemented, extended, amended, restated or amended and restated from time to time.
“SPV VII Parent Guarantee” means Parent Guarantee and Pledge Agreement between CoreWeave, Inc., CCAC VII Holdco, LLC, and U.S. Bank Trust Company, National Association, and the lenders party thereto, dated July 28, 2025, as the same may be modified, supplemented, extended, amended, restated or amended and restated from time to time.
“Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.
“Statements” has the meaning assigned to such term in Section 2.14(h).
“Subordinated Indebtedness” means, with respect to any Person, any Indebtedness (whether outstanding on the Effective Date or thereafter incurred) which is expressly subordinated in right of payment to the Obligations pursuant to a written agreement.
“Subsidiary” means any subsidiary of any Obligor, as applicable.
~~“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by GAAP to be consolidated in the consolidated financial statements of the parent.~~
“subsidiary” means, with respect to any Person:
(C)any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly,

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by such Person or one or more of the other Subsidiaries of that Person or a combination thereof;
(D)any partnership, joint venture, limited liability company or similar entity of which:
(1)more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership interests or otherwise; and
(2)such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity; or
(E)at the election of the Borrower, any partnership, joint venture, limited liability company or similar entity of which such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity.
“Supported QFC” has the meaning set forth in Section 11.19.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no stock option, phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower and its Subsidiaries shall be a Swap Agreement.
“Swap Obligation” shall mean, with respect to any Obligor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Benchmark”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Term SOFR Rate.
“Term Benchmark Borrowing” has the meaning set forth in Section 1.02.
“Term Benchmark Loan” has the meaning set forth in Section 1.02.
“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

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“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.
“Test Date” means, with respect to any Designated Receivables Sale or Securitization Transaction, as applicable, the date of such Designated Receivables Sale or the date any Securitization Assets are sold in a Securitization Transaction, as applicable.
“Test Period” in effect at any time means, ~~subject to the proviso in the definition of Consolidated Adjusted EBITDA,~~ the period of four consecutive Fiscal Quarters ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each such Fiscal Quarter have been or were required to be delivered pursuant to Section 5.01.
“Testing Date Indebtedness” means, on any date of determination, the sum of (a) the aggregate amount of outstanding Indebtedness of the Obligors on such date (but solely to the extent such Indebtedness is (a) secured by assets constituting Collateral and (b) secured on a basis pari passu with the Obligations) plus (b) the aggregate amount of the Revolving Commitments (or, if the Revolving Commitments have been terminated, the Aggregate Total Exposure on such date).
“Title Insurance Company” has the meaning set forth in Section 5.10(b)(iii).
“Title Policy” has the meaning set forth in Section 5.10(b)(iii).
“Total Assets” means, as of any date, the total consolidated assets of the Borrower and its Restricted Subsidiaries on a consolidated basis, as shown on the most recent consolidated

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balance sheet of the Borrower and its Restricted Subsidiaries, determined on a pro forma basis in a manner consistent with the definition of “Pro Forma Basis”.
“Total Exposure” means, for any Lender at any time, the sum of (i) the aggregate principal amount of all outstanding Loans of such Lender plus (ii) such Lender’s Applicable Percentage of the Letter of Credit Usage.
~~“Total Indebtedness” means, as of any date of determination (without double counting), the aggregate stated balance sheet amount (in accordance with GAAP) of all Indebtedness of the Borrower and its Subsidiaries.~~
“Total Net Leverage Ratio” means, ~~at~~as of any date of determination, the ratio of (~~i~~x) ~~(A)~~Consolidated Total Indebtedness ~~of the Borrower and its Subsidiaries~~ as of such date~~, plus (B) other than for purposes of testing compliance with Section 7.01 and without duplication of the immediately preceding clause (A), the Aggregate Receivables Sales Amount, minus (C) Unrestricted Cash of~~ to (y) LTM EBITDA. In the event that the Borrower ~~and its~~or any Restricted Subsidiar~~ies~~y ~~as of such date, to (ii) Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date.~~ incurs, assumes, guarantees, redeems, defeases, retires or extinguishes any Indebtedness (other than Indebtedness incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced), has caused any Reserved Indebtedness Amount to be deemed to be incurred during such period or issues or redeems Disqualified Equity Interests or Preferred Stock subsequent to the commencement of the relevant reference period but prior to or simultaneously with the event for which the calculation of the Total Net Leverage Ratio is made (the “Total Net Leverage Ratio Calculation Date”), then the Total Net Leverage Ratio shall be calculated giving pro forma effect to such incurrence, deemed incurrence, assumption, guarantee, redemption, defeasance, retirement or extinguishment of Indebtedness, or such issuance or redemption of Disqualified Equity Interests or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period.
“Transaction Expenses” means any fees, costs and expenses (including all legal, accounting and other professional fees, costs and expenses) incurred or paid by the Borrower or any Restricted Subsidiary associated or in connection with the Transactions, payments or distributions to dissenting stockholders (including in connection with, or as a result of, exercise of dissenters’ or appraisal rights and the settlement of any claims or action (whether actual, contingent or potential) with respect thereto).
“Transactions” means the execution, delivery and performance by the Obligors of each Loan Document to which it is a party, the borrowing of Loans, the payment of related fees and expenses and the use of the proceeds thereof.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR Rate or the Alternate Base Rate.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct

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Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time (except as otherwise specified) in any applicable state or jurisdiction.
“Unreimbursed Amount” has the meaning set forth in Section 2.03(d).
“Unrestricted Cash” means, as of any date of determination, the aggregate amount of all Cash and Cash Equivalents on the consolidated balance sheet of the Borrower that are not “restricted” for purposes of GAAP (unless the restricted status is as a result of a Lien permitted by ~~Sections 6.02~~clauses (~~k~~f)~~, 6.02~~(~~o~~ii)~~,~~(A) or (B) and ~~6.02~~(~~q~~oo) of the definition of “Permitted Liens”); provided, that the aggregate amount of Unrestricted Cash shall not include any Cash or Cash Equivalents that are subject to a Lien in favor of any Person other than (a) Liens in favor of the Collateral Agent for the benefit of the Secured Parties and (b) Liens permitted by Section~~s~~ 6.02(k), 6.02(o), and 6.02(q).
“Unrestricted Subsidiary” means:
(1)    any Subsidiary of the Borrower that at the time of determination ~~has previously been designated, and continues to be,~~is an Unrestricted Subsidiary (as designated by the Borrower in accordance with Section 5.12~~. The Subsidiaries of the Borrower that are Unrestricted Subsidiaries as of the Effective Date are set forth on Section 5.12 of the Borrower Disclosure Letter.~~ ); and
(2)    any Subsidiary of an Unrestricted Subsidiary.
The Borrower may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary or a Person becoming a Subsidiary through merger, consolidation or other business combination transaction, or Investment therein), to be an Unrestricted Subsidiary only if:
(1)    at the time of such designation, such Subsidiary or any of its Subsidiaries does not own any Equity Interests or Indebtedness of the Borrower or any other Subsidiary of the Borrower which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary; and
(2)    such designation and the Investment, if any, of the Borrower in such Subsidiary complies with Section 5.12 and 6.04 hereof.
As of the date hereof, the following Subsidiaries of the Borrower shall be designated as Unrestricted Subsidiaries: None.

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“Unsecured Capital Lease Obligation” means Capital Lease Obligations not secured by a Lien and any other lease obligation that is not required to be accounted for as a financing or capital lease on both the balance sheet and the income statement for financial reporting purposes in accordance with GAAP. For the avoidance of doubt, an operating lease shall be considered an Unsecured Capital Lease Obligation.
“U.S.” or “United States” means the United States of America.
“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time.
~~“U.S.” or “United States” means the United States of America.~~
“U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the U.S. or by any agent or instrumentality thereof, provided that the full faith and credit of the U.S. is pledged in support thereof.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Special Resolution Regimes” has the meaning set forth in Section 11.19.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.18(g)(ii)(C).
“Voting Stock” of a Person means all classes of Equity Interests of such Person then outstanding and normally entitled to vote in the election of directors.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.
“Wholly-Owned Subsidiary” means, any as to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly-Owned Subsidiaries, all of the Equity Interests of such Subsidiary other than directors qualifying shares or shares held by nominees.

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“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.
“Withholding Agent” means any Obligor and the Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.02.Classification of Loans and Borrowings
. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Term Benchmark Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Term Benchmark Borrowing”).
Section 1.03.Terms Generally
. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, amendments and restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

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Section 1.04.Accounting Terms; GAAP
. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or test, at all times prior to the first delivery of financial statements pursuant to Section 5.01(a) or (b), compliance shall be determined based on the consolidated financial statements of the Borrower with respect to the Fiscal Year ended December 31, 2023, and delivered pursuant to Section 3.04(a) hereof.
Section 1.05.Divisions
. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
Section 1.06.Timing of Payment or Performance
. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on (or before) a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
Section 1.07.Negative Covenant Compliance; Basket Classification
. For purposes of determining whether the Borrower, any Obligors or their respective Restricted Subsidiaries complies with any exception to Article ~~VI~~6 (other than the Financial Covenant) where compliance with such exception is based on a financial ratio or metric (including, for the avoidance of doubt, a dollar basket) being satisfied as of a particular point in time, it is understood that (a) compliance shall be measured at the time when the relevant event is undertaken, as such financial ratios and metrics are intended to be “incurrence” tests and not “maintenance” tests and (b) correspondingly, any such ratio and metric shall only prohibit the

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Borrower, any Obligors or their respective Restricted Subsidiaries from creating, incurring, assuming, suffering to exist or making, as the case may be, any new, for example, Liens, Indebtedness or Investments, but shall not result in any previously permitted, for example, Liens, Indebtedness or Investments ceasing to be permitted hereunder. For avoidance of doubt, with respect to determining whether the Borrower or any Restricted Subsidiary complies with any negative covenant in Article ~~VI~~6 (other than the Financial Covenant), to the extent that any obligation or transaction could be attributable to more than one exception to any such negative covenant, the Borrower may elect to categorize all or any portion of such obligation or transaction to any one or more exceptions to such negative covenant that permit such obligation or transaction. Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to Section 6.01, 6.02, 6.03(a), 6.03(b), 6.04, 6.05~~,~~ or 6.06 ~~or 6.07~~ of this Agreement relied on to permit any transaction may be accumulated, added, combined, aggregated or used together by any Obligor and its Restricted Subsidiaries with any other dollar, number, percentage or other amount available under any other applicable carve-out, basket, exclusion or exception to such Section which may be used to permit such transaction, (b) any action or event permitted by this Agreement or the other Loan Documents need not be permitted solely by reference to one provision of Section 6.01, 6.02, 6.03(a), 6.03(b), 6.04, 6.05~~,~~ or 6.06 ~~or 6.07~~ of this Agreement permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of such Section.
Section 1.08.Cumulative Credit Transactions.
If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount of the Cumulative Credit immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously.
Section 1.09.Rates
(a). The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Alternate Base Rate, Term SOFR, the Term SOFR Reference Rate or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Alternate Base Rate, Daily Simple SOFR, Term SOFR, the Term SOFR Reference Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate, Daily Simple SOFR, Term SOFR, the Term SOFR Reference Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any

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relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, Daily Simple SOFR, Term SOFR, the Term SOFR Reference Rate or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 1.10.Exchange Rates; Currency Equivalents.
The Administrative Agent or the applicable Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of Letter of Credit extensions denominated in Canadian Dollars. Such Dollar Equivalent shall become effective as of each Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Alternative Currency for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable Issuing Bank, as applicable.
Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in Canadian Dollars, such amount shall be the Dollar Equivalent of such amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable Issuing Bank, as the case may be.
ARTICLE 2
Loans and Letters of Credit
Section 2.01.Loans
. (a) Revolving Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally (and not jointly) agrees to make Loans to the Borrower in Dollars from time to time, in an aggregate amount such that, after giving effect thereto, the Total Exposure of such Lender does not exceed such Lender’s Revolving Commitment; provided, that after giving effect to the making of any Loans, in no event shall the Aggregate Total Exposure exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.01(a) may be repaid and reborrowed during the Revolving Commitment Period. Each Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date, and all Loans and all other amounts owed hereunder with respect to the Loans and the Revolving Commitments shall be paid in full no later than such date.
(a)Borrowing Mechanics for Loans.

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(i)Except pursuant to Section 2.03(d), Loans that are Base Rate Loans or RFR Loans shall be made in an aggregate minimum amount of $500,000 and integral multiples of $500,000 in excess of that amount, and Loans that are Term Benchmark Loans shall be in an aggregate minimum amount of $500,000 and integral multiples of $500,000 in excess of that amount.
(ii)Subject to Section 2.24, whenever the Borrower desires that Lenders make Loans, Borrower shall deliver to the Administrative Agent a Funding Notice signed by a Responsible Officer of the Borrower or through any Electronic System or an Approved Borrower Portal, in each case, if arrangements for doing so have been approved by the Administrative Agent no later than (x) in the case of a Term Benchmark Borrowing, 10:00 a.m. (New York City time) at least three U.S. Government Securities Business Days in advance of the proposed Credit Date and (y) in the case of a Base Rate Loan, not later than 10:00 a.m. (New York City time) at least one Business Day in advance of the proposed Credit Date; provided that if such Funding Notice is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each Funding Notice shall be irrevocable and the Borrower shall be bound to make a Borrowing in accordance therewith.
(iii)Notice of receipt of each Funding Notice in respect of Loans, together with the amount of each Lender’s Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by the Administrative Agent to each applicable Lender with reasonable promptness.
(iv)Each Lender shall make the amount of its Loan available to the Administrative Agent not later than 12:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Principal Office of the Administrative Agent. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of such Loans available to the Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by the Administrative Agent from Lenders to be credited to Funding Account or such other account as may be designated in writing to the Administrative Agent by the Borrower.
Notwithstanding the foregoing, in no event shall the Borrower be permitted to request an RFR Loan (it being understood and agreed that Daily Simple SOFR shall only apply to the extent provided in Section~~s~~ 2.21(a) and 2.21(f)).
Section 2.02.[Reserved]
.
Section 2.03.Issuance of Letters of Credit and Purchase of Participations Therein
.

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(a)Letters of Credit. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Issuing Bank agrees to issue Letters of Credit in Dollars (or, if so agreed by such Issuing Bank, Canadian Dollars) (or amend, renew, increase or extend an outstanding Letter of Credit) at the request by hand delivery or fax (or transmit through any Electronic System or an Approved Borrower Portal, in each case, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three Business Days) and for the account of the Borrower in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided that (i) each Letter of Credit shall be denominated in Dollars (or, if so agreed by the applicable Issuing Bank, in Canadian Dollars; (ii) the stated amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as is acceptable to such Issuing Bank; (iii) after giving effect to such issuance or increase, in no event shall (x) the Aggregate Total Exposure exceed the Revolving Commitments then in effect or (y) any Lender’s Total Exposure exceed such Lender’s Revolving Commitment; (iv) after giving effect to such issuance or increase, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect, (v) after giving effect to such issuance or increase, unless otherwise agreed to by the applicable Issuing Bank in writing, in no event shall the Letter of Credit Usage with respect to the Letters of Credit issued by such Issuing Bank exceed the Letter of Credit Issuer Sublimit of such Issuing Bank then in effect and (vi) in no event shall any Letter of Credit have an expiration date later than the earlier of (A) the fifth Business Day prior to the Maturity Date and (B) the date which is twelve months from the original date of issuance of such Letter of Credit. Subject to the foregoing, an Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless such Issuing Bank elects not to extend for any such additional period and provides notice to that effect to the Borrower; provided that such Issuing Bank is not required to extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time such Issuing Bank must elect to allow such extension; provided, further, that if any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend, extend or increase any Letter of Credit unless the applicable Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Bank’s risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by Cash Collateralizing such Defaulting Lender’s Applicable Percentage of the Letter of Credit Usage (in an amount equal to the Agreed L/C Cash Collateral Amount with respect thereto) at such time on terms reasonably satisfactory to the applicable Issuing Bank. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued, the rules of the ISP 98 shall apply to each Letter of Credit. Notwithstanding anything to the contrary set forth herein, an Issuing Bank shall not be required to issue a Letter of Credit if the issuance of such Letter of Credit would violate any laws binding upon such Issuing Bank and/or the issuance of such Letters of Credit would violate any policies of the Issuing Bank applicable to Letters of Credit generally. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases or decreases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the

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maximum stated amount of such Letter of Credit after giving effect to all such increases ~~or decreases~~, whether or not such maximum stated amount is in effect at such time.
(b)Notice of Issuance. Subject to Section 2.24, whenever the Borrower desires the issuance of a Letter of Credit, it shall deliver to the Administrative Agent an Issuance Notice and to an Issuing Bank an Application no later than 12:00 p.m. (New York City time) at least three Business Days in advance of the proposed date of issuance or such shorter period as may be agreed to by such Issuing Bank in any particular instance. Such Application shall be accompanied by documentary and other evidence of the proposed beneficiary’s identity as may reasonably be requested by such Issuing Bank to enable such Issuing Bank to verify the beneficiary’s identity or to comply with any applicable laws or regulations, including, without limitation, the USA Patriot Act or as otherwise customarily requested by such Issuing Bank. Upon satisfaction or waiver of the conditions set forth in Section 4.02, such Issuing Bank shall issue the requested Letter of Credit only in accordance with such Issuing Bank’s standard operating procedures. Upon the issuance of any Letter of Credit or amendment or modification to a Letter of Credit, the applicable Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender of the pertinent details of such issuance and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.03(e).
(c)Responsibility of Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, an Issuing Bank shall be responsible only to accept the documents delivered under such Letter of Credit that appear on their face to be in accordance with the terms and conditions of such Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary. As between the Borrower and each Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by each Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Banks shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Banks, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Banks’ rights or powers hereunder. Without limiting the foregoing and in

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furtherance thereof, any action taken or omitted by an Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not give rise to any liability on the part of such Issuing Bank to the Borrower. Notwithstanding anything to the contrary contained in this Section 2.03(c), the Borrower shall retain any and all rights it may have against any Issuing Bank for any liability solely resulting from the gross negligence, bad faith or willful misconduct of such Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction.
(d)Reimbursement by the Borrower of Amounts Drawn or Paid Under Letters of Credit. In the event an Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall promptly notify the Borrower and the Administrative Agent, and the Borrower shall reimburse such Issuing Bank not later than 12:00 p.m., New York City time, on (i) the Business Day the Borrower receives notice of such disbursement, if such notice is received prior to 9:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is received after 9:00 a.m., New York City time (each such Business Day referenced in clause (i) and (ii), the “Reimbursement Date”) in an amount in Dollars (or, if such Letter of Credit is denominated in Canadian Dollars, in Canadian Dollars) and in same day funds equal to the amount of such honored drawing. If the Borrower fails to timely reimburse an Issuing Bank on the Reimbursement Date, the Administrative Agent shall promptly notify each Lender of the Reimbursement Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested (x) if such disbursement is denominated in Dollars, a Borrowing of Base Rate Loans to be disbursed on the Reimbursement Date in an amount equal to the Unreimbursed Amount, and (y) if such disbursement is denominated in Canadian Dollars, a Borrowing of Base Rate Loans to be disbursed on the Reimbursement Date in an amount equal to the Dollar Equivalent of the Unreimbursed Amount, in each case, without regard to the minimum and multiples specified in Section 2.01 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Funding Notice). Any notice given by an Issuing Bank or the Administrative Agent pursuant to this Section 2.03(d) may be given by telephone if promptly confirmed in writing; provided that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice. Anything contained herein to the contrary notwithstanding, (i) unless the Borrower shall have notified the Administrative Agent and such Issuing Bank prior to 1:00 p.m. (New York City time) on the date such drawing is honored that the Borrower intends to reimburse the applicable Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Loans, the Borrower shall be deemed to have given a timely Funding Notice to the Administrative Agent requesting the Lenders to make Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars as set forth above equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 4.02, the Lenders shall, on the Reimbursement Date, make Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the applicable Issuing Bank for the amount of such honored drawing; and provided, further, if for any reason proceeds of Loans are not received by such Issuing Bank on the Reimbursement Date in an amount equal to

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the amount of such honored drawing, the Borrower shall reimburse the applicable Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Loans, if any, which are so received. Nothing in this Section 2.03(d) shall be deemed to relieve any Lender from its obligation to make Loans on the terms and conditions set forth herein, and the Borrower shall retain any and all rights it may have against any such Lender resulting from the failure of such Lender to make such Loans under this Section 2.03(d).
(e)Lenders’ Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from the applicable Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that the Borrower shall fail for any reason to reimburse the applicable Issuing Bank as provided in Section 2.03(d), such Issuing Bank shall promptly notify the Administrative Agent (who, in turn, will promptly notify each Lender) of the unreimbursed amount of such honored drawing and of such Lender’s respective participation therein based on such Lender’s Pro Rata Share. Each Lender shall make available to the Administrative Agent, for the account of such Issuing Bank, an amount equal to its respective participation, ~~in Dollars and~~ (x) in the case of Letters of Credit denominated in Dollars, in Dollars and (y) in the case of Letters of Credit denominated in Canadian Dollars, in Canadian Dollars (or, if such Lender is not able to make such funds available in Canadian Dollars, then in Dollars in an amount equal to the Dollar Equivalent of such amount of Canadian Dollars) in the case of clauses (x) and (y), in same day funds, no later than 12:00 p.m. (New York City time) on the first Business Day (under the laws of the jurisdiction in which the Principal Office of the Administrative Agent is located) after the date notified by such Issuing Bank. In the event that any Lender fails to make available to the Administrative Agent on such Business Day the amount of such Lender’s participation in such Letter of Credit as provided in this Section 2.03(e), an Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by the applicable Issuing Bank for the correction of errors among banks and thereafter at the Alternate Base Rate. Nothing in this Section 2.03(e) shall be deemed to prejudice the right of any Lender to recover from an Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this Section 2.03 in the event that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence, bad faith or willful misconduct (as determined by a final, non-appealable judgment of a court of competent jurisdiction) on the part of such Issuing Bank. In the event an Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.03(e) for all or any portion of any drawing honored by such Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to the Administrative Agent (who, in turn, will distribute to each Lender which has paid all amounts payable by it under this Section 2.03(e) with respect to such honored drawing such Lender’s Pro Rata Share thereof) all payments subsequently received by such Issuing Bank from the Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on its Administrative Questionnaire or at such other address as such Lender may request.

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(f)Obligations Absolute. The obligation of the Borrower to reimburse each Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Loans made by the Lenders pursuant to Section 2.03(d) and the obligations of the Lenders under Section 2.03(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set off, defense or other right which the Borrower or any Lender may have at any time against an actual or purported beneficiary or any actual or purported transferee of any Letter of Credit (or any Persons for whom any such actual or purported transferee may be acting), any Issuing Bank, any Lender or any other Person or, in the case of a Lender, against the Borrower or any of its Subsidiaries, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or one of its Subsidiaries and the actual or purported beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by an Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or any Subsidiaries; (vi) any breach hereof or any other Loan Document by any party thereto; (vii) the occurrence or continuance of an Event of Default or a Default ~~or~~, (viii) any adverse change in the relevant exchange rates or in the availability of the relevant Agreed Currency to the Borrower or in the relevant currency markets generally or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. Notwithstanding anything to the contrary contained in this Section 2.03(f), the Borrower shall retain any and all rights it may have against any Issuing Bank for any liability solely resulting from the gross negligence, bad faith or willful misconduct of such Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction.
(g)Indemnification. Without duplication of any obligation of the Borrower under Section 11.03, in addition to amounts payable as provided herein, the Borrower hereby agrees to protect, indemnify, pay and save harmless each Issuing Bank from and against any and all claims, demands, liabilities, damages and losses, and all reasonable and documented costs, charges and out-of-pocket expenses (including reasonable and documented fees, out-of-pocket expenses and disbursements of outside counsel (limited to one outside counsel per applicable jurisdiction and, in the case of a conflict of interest where the person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another outside counsel per applicable jurisdiction for such affected person)), which such Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit by an Issuing Bank, (B) the wrongful dishonor by an Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (C) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act, in each case, other than as a result of the gross negligence, bad faith or willful misconduct of Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction.

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(h)Resignation and Removal of Issuing Bank. An Issuing Bank may resign as an Issuing Bank upon 60 days prior written notice to the Administrative Agent, the Lenders and the Borrower. An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank (provided that no consent will be required if the replaced Issuing Bank has no Letters of Credit or reimbursement obligations with respect thereto outstanding) and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of such Issuing Bank. At the time any such replacement or resignation shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank. From and after the effective date of any such replacement or resignation, any successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. After the replacement or resignation of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto to the extent that Letters of Credit issued by it remain outstanding and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or resignation, but shall not be required to issue additional Letters of Credit.
(i)Cash Collateral. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of Cash Collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the Agreed L/C Cash Collateral Amount plus any accrued and unpaid interest thereon on or before the Business Day following the day of such demand (or if such demand is given to the Borrower prior to 4:00 p.m. on a Business Day, on such Business Day); provided that the obligation to deposit such Cash Collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 9.01(g), (h) or (i) or, if the maturity of the Loans has been accelerated. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent (with the prior written consent of the Borrower required for any investment in anything other than Cash Equivalents) and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse an Issuing Bank for any disbursements under Letters of Credit made by it and for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the Letter of Credit Usage at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Issuing Banks with Letter of Credit Usage representing greater than 50% of the total Letter of Credit Usage), be applied to satisfy the other Obligations. If the Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within seven Business Days after all Events of Default have been cured

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or waived, so long as no other Event of Default occurs prior to the return of such Cash Collateral to the Borrower. Notwithstanding anything to the contrary herein, if as of the expiration date of any Letter of Credit any obligation thereunder remains outstanding, the Borrower shall, at the request of the applicable Issuing Bank, deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the Agreed L/C Cash Collateral Amount plus any accrued and unpaid interest thereon on or before the Business Day following the day of such request (or if such request is given to the Borrower prior to 4:00 p.m. on a Business Day, on such Business Day).
(j)Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 2.03, the provisions of this Section 2.03 shall apply.
Section 2.04.Pro Rata Shares; Availability of Funds
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(a)Pro Rata Shares. All Loans shall be made, and all participations purchased, by the Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Revolving Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby.
(b)Availability of Funds. Unless the Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to the Administrative Agent the amount of such Lender’s Loan requested on such Credit Date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Credit Date and the Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the Borrower a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to the Administrative Agent, at the customary rate set by the Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Alternate Base Rate. In the event that (i) the Administrative Agent declines to make a requested amount available to the Borrower until such time as all applicable Lenders have made payment to the Administrative Agent, (ii) a Lender fails to fund to the Administrative Agent all or any portion of the Loans required to be funded by such Lender hereunder prior to the time specified in this Agreement and (iii) such Lender’s failure results in the Administrative Agent failing to make a corresponding amount available to the Borrower on the Credit Date, at the Administrative Agent’s option, such Lender shall not receive interest hereunder with respect to the requested amount of such Lender’s Loans for the period commencing with the time specified in this Agreement for receipt of payment by the Borrower through and including the time of the Borrower’s receipt of the requested amount. If such Lender

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does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, and the Administrative Agent has already made such corresponding amount available to the Borrower, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to the Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Type of Loans. Nothing in this Section 2.04(b) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder.
Section 2.05.Evidence of Debt; Register; Lenders’ Books and Records; Notes
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(a)Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of the Borrower to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on the Borrower, absent manifest error; provided that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or the Borrower’s Obligations in respect of any applicable Loans; provided, further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern.
(b)Register. The Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders and the Revolving Commitments and Loans of, and principal amount of and interest on the Loans owing to, and drawings under Letters of Credit owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice; provided that the information contained in the Register which is shared with each Lender (other than the Administrative Agent and its Affiliates) shall be limited to the entries with respect to such Lender including the Revolving Commitment of, or principal amount of and stated interested on the Loans owing to such Lender. The Administrative Agent shall record, or shall cause to be recorded, in the Register the Revolving Commitments and the Loans in accordance with the provisions of Section 11.04, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive and binding on the Borrower and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or the Borrower’s Obligations in respect of any Loan. The Borrower hereby designates the Administrative Agent to serve as the Borrower’s agent solely for purposes of maintaining the Register as provided in this Section 2.05, and the Borrower hereby agrees that, to the extent the Administrative Agent serves in such capacity, the Administrative Agent and its

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officers, directors, employees, agents, sub-agents and Affiliates shall constitute “Indemnitees” entitled to the benefits of Section 11.03.
(c)Notes. If so reasonably requested by any Lender by written notice to the Borrower (with a copy to the Administrative Agent) at least two Business Days prior to the Effective Date, or at any time thereafter, the Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 11.04) on the Effective Date (or, if such notice is delivered after the Effective Date, promptly after the Borrower’s receipt of such notice) a note or notes in substantially the form of Exhibit D to evidence such Lender’s Loan (each, a “Note”).
Section 2.06.Interest on Loans
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(a)Except as otherwise set forth herein, each Type of Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:
(i)if a Base Rate Loan, at the Alternate Base Rate plus the Applicable Rate for Base Rate Loans;
(ii)if a Term Benchmark Loan, at the Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate for Term Benchmark Loans; and
(iii)if a RFR Loan, at a rate per annum equal to the Daily Simple SOFR plus the Applicable Rate.
(b)[Reserved].
(c)In connection with Term Benchmark Loans or RFR Loans there shall be no more than five Interest Periods outstanding at any time. In the event the Borrower fails to specify between a Base Rate Loan or a Term Benchmark Loan in the applicable Funding Notice or Interest Election Request, such Loan (if outstanding as a Term Benchmark Loan) will be automatically converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as), or (if not then outstanding) will be made as, a Base Rate Loan. In the event the Borrower fails to specify an Interest Period for any Term Benchmark Loan in the applicable Funding Notice or Interest Election Request, the Borrower shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to Term Benchmark Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing) to the Borrower and each Lender.

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(d)Interest payable pursuant to Section 2.06(a) shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate only at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), in each case for the actual number of days elapsed (including the first day but excluding the last day) in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Term Benchmark Loan, the date of conversion of such Term Benchmark Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Term Benchmark Loan, the date of conversion of such Base Rate Loan to such Term Benchmark Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.
(e)Except as otherwise set forth herein, interest on each Loan (i) shall accrue on a daily basis and shall be payable in arrears on each Interest Payment Date with respect to interest accrued on and to each such payment date; (ii) shall accrue on a daily basis and shall be payable in arrears upon any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) shall accrue on a daily basis and shall be payable in arrears at maturity of the Loans, including final maturity of the Loans.
(f)The Borrower agrees to pay to the applicable Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by such Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of the Borrower at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Base Rate Loans, and (ii) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect Base Rate Loans.
(g)Interest payable pursuant to Section 2.06(f) shall be computed on the basis of a 365/366 day year for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by the applicable Issuing Bank of any payment of interest pursuant to Section 2.06(f), such Issuing Bank shall distribute to the Administrative Agent, for the account of each Lender, out of the interest received by such Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event an Issuing Bank shall have been reimbursed by the Lenders for all or any portion of such honored drawing, such Issuing Bank shall distribute to the Administrative Agent, for the account of each Lender which has paid all amounts payable by it under Section 2.03(e) with respect to such honored drawing such Lender’s Pro Rata Share of any

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interest received by such Issuing Bank in respect of that portion of such honored drawing so reimbursed by the Lenders for the period from the date on which such Issuing Bank was so reimbursed by the Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by the Borrower.
(h)All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Any determination of the applicable Alternate Base Rate, Term SOFR Rate, Term SOFR Rate, Daily Simple SOFR or Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
Section 2.07.Break Funding Payments
.
(a)With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any voluntary or mandatory prepayment of Loans), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b)(ii) and is revoked in accordance therewith), or (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20 or 11.02, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.
(b)With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b)(ii) and is revoked in accordance therewith), or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 2.20 or 11.02, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.
(c)A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.07 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.
Section 2.08.Default Interest
. During the occurrence and continuance of an Event of Default hereunder, to the then-outstanding principal amount of the Loans and, to the extent permitted by law and at the option

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of the Administrative Agent or the Required Lenders, any interest payments or draws thereunder or any other fees owed hereunder and such fees shall thereafter bear interest (including post-petition interest in any proceeding under Debtor Relief Laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such interest and fees, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans); provided, in the case of an Event of Default with respect to any Obligor as described in Section 9.01(g) or (h) the Loans shall automatically bear interest at a rate per annum equal to 2% plus the rate otherwise applicable to such Loans and in the case of any other amount outstanding hereunder, such amount shall accrue interest at a rate per annum equal to 2% plus the rate applicable to Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.08 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.
Section 2.09.Fees
.
(a)The Borrower agrees to pay to Administrative Agent:
(i)unused commitment fees, for the account of each Lender, which shall accrue at the Commitment Fee Rate on the daily amount of the undrawn portion of the Revolving Commitment of such Lender during the period from and including July 17, 2024 to but excluding the date on which the Lenders’ Revolving Commitments terminate; it being understood that the Letter of Credit Usage of a Lender shall be included in the drawn portion of the Revolving Commitment of such Lender for purposes of calculating the commitment fee; provided that, if such Lender continues to have any Revolving Exposure after its Revolving Commitment terminates, then such commitment fee shall continue to accrue on the daily amount of such Lender’s Revolving Exposure from and including the date on which its Revolving Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Exposure; and
(ii)a Letter of Credit participation fee, for the account of each Lender, which shall accrue on the daily maximum stated amount then available to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans, during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any Letter of Credit Usage.
All fees referred to in this Section 2.09(a) shall be paid to the Administrative Agent at its Principal Office and upon receipt, the Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

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(b)The Borrower agrees to pay directly to the applicable Issuing Bank, for its own account, the following fees:
(i)a fronting fee equal to 0.125%, per annum, multiplied by the face amount of such Letters of Credit issued during such year without regard to whether any such Letter of Credit remains outstanding; and
(ii)such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with the applicable Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.
(c)All fees referred to in Section 2.09(a) and Section 2.09(b)(i) shall be calculated on the basis of a 360 day year and the actual number of days elapsed (including the first day and the last day of each period but excluding the date on which the Revolving Commitments terminate) and shall be payable quarterly in arrears on the fifteenth (15th) day following such last day and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any commitment fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand.
(d)In addition to any of the foregoing fees, the Borrower agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon.
Section 2.10.Prepayment of Loans
. Except as otherwise provided herein, the Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the requirements of Section 2.11), subject to prior notice as provided for herein.
Section 2.11.Voluntary Prepayments/Commitment Reductions
.
(a)Voluntary Prepayments.
(i)Any time and from time to time:
(1)with respect to Base Rate Loans, the Borrower may prepay any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $500,000 in excess of that amount (or if less, the remaining outstanding principal amount of such Loans); and
(2)with respect to Term Benchmark Loans, the Borrower may prepay any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $500,000 in excess of that amount (or if less, the remaining outstanding principal amount of such Loans).

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(ii)All such prepayments shall be made:
(1)upon notice by fax or through any Electronic System or an Approved Borrower Portal, in each case, if arrangements for doing so have been approved by the Administrative Agent, not later than 10:00 a.m., New York City time on the date of such prepayment in the case of Base Rate Loans;
(2)upon not less than three U.S. Government Securities Business Days’ prior notice not later than 10:00 a.m., New York City time by fax or through any Electronic System or an Approved Borrower Portal, in each case, if arrangements for doing so have been approved by the Administrative Agent, or such shorter period of time as agreed to by the Administrative Agent in the case of Term SOFR Loans; and
(3)upon not less than five U.S. Government Securities Business Days’ prior notice not later than 10:00 a.m., New York City time by fax or through any Electronic System or an Approved Borrower Portal, in each case, if arrangements for doing so have been approved by the Administrative Agent, or such shorter period of time as agreed to by the Administrative Agent in the case of RFR Loans.
Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.11(b), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.11(b). Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof.
Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided, however, if a notice of prepayment is given in connection with a conditional notice of termination, such notice may be revoked by written notice to the Administrative Agent on or prior to the date of prepayment, subject to Section 2.07. Any such voluntary prepayment shall be applied as specified in Section 2.13(a).
(b)Voluntary Commitment Reductions.
(i)The Borrower may, upon not less than three Business Days’ prior written notice to the Administrative Agent by any Electronic System or an Approved Borrower Portal (which original written notice the Administrative Agent will promptly transmit by telefacsimile or other electronic image scan transmission (e.g., pdf via email) to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Commitments in an amount up to the amount by which the Revolving Commitments exceed the Aggregate Total Exposure at the time of such proposed termination or reduction; provided, any partial reduction of the Revolving Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

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(ii)The Borrower’s notice to the Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and if the Revolving Commitments are not being terminated, the amount of any partial reduction, and such termination or reduction of the Revolving Commitments shall be effective on the date specified in the Borrower’s notice and shall reduce the Revolving Commitment of each Lender proportionately to its Pro Rata Share thereof; provided, however, if a notice of commitment termination or reduction is given in connection with a conditional transaction or financing, such notice may be revoked by written notice to the Administrative Agent given on or prior to the date of such termination or reduction, subject to Section 2.07.
(iii)If, after giving effect to any reduction of the Revolving Commitments, the Letter of Credit Sublimit exceeds the amount of the Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess (including a corresponding reduction to each Issuing Bank’s Letter of Credit Issuer Sublimit (ratably) unless otherwise agreed by the Borrower and each applicable Issuing Bank).
Section 2.12.Mandatory Prepayments
.
(a)If at any time, the Letter of Credit Usage exceeds the Letter of Credit Sublimit then in effect, the Borrower shall forthwith Cash Collateralize the outstanding amount of Letter of Credit Usage at the Agreed L/C Cash Collateral Amount, to the extent necessary so that such excess amounts are fully Cash Collateralized in compliance with the Agreed L/C Cash Collateral Amount.
(b)If at any time, the Aggregate Total Exposure exceeds the aggregate Revolving Commitments then in effect, the Borrower shall forthwith prepay first, Loans, and second, Cash Collateralize the outstanding amount of Letter of Credit Usage at the Agreed L/C Cash Collateral Amount, to the extent necessary so that the Aggregate Total Exposure shall not exceed the Revolving Commitments then in effect (or, in the case of Letter of Credit Usage, such amounts are fully Cash Collateralized in compliance with the Agreed L/C Cash Collateral Amount).
(c)If, after giving effect to any termination of or reduction of the Revolving Commitments, the Letter of Credit Sublimit exceeds the amount of the Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess (including a corresponding reduction to each Issuing Bank’s Letter of Credit Issuer Sublimit (ratably) unless otherwise agreed by the Borrower and each applicable Issuing Bank).
Section 2.13.Application of Prepayments/Reductions
.

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(a)Each prepayment of the Loans shall be applied ratably to the Loans included in the prepaid Borrowing.
(b)Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.06 and (ii) break funding payments pursuant to Section 2.07.
Section 2.14.General Provisions Regarding Payments
.
(a)All payments by the Borrower of principal, interest, fees and other Obligations shall be made in Dollars in immediately available funds, without defense, recoupment, setoff or counterclaim, free of any restriction or condition, and delivered to the Administrative Agent not later than 2:00 p.m. (New York City time) on the date due at the Principal Office of the Administrative Agent for the account of Lenders, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Section~~s~~ 2.07, 2.17, 2.18 and 11.03 shall be made directly to the Persons entitled thereto; for purposes of computing interest and fees, funds received by the Administrative Agent after that time on such due date may, in the sole discretion of the Administrative Agent, be deemed to have been paid by the Borrower on the next succeeding Business Day.
(b)All payments in respect of the principal amount of any Loan shall be accompanied by payment of accrued interest and any other related amounts owed, including pursuant to Section 2.07, on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal.
(c)The Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including all fees payable with respect thereto, to the extent received by the Administrative Agent.
(d)Notwithstanding the foregoing provisions hereof, if any Interest Election Request is withdrawn as to any Lender that cannot offer a Term Benchmark Loan or if any such Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Term Benchmark Loans, the Administrative Agent shall give effect thereto in apportioning payments received thereafter.
(e)Subject to the provisos set forth in the definition of “Interest Period” as they may apply to Loans, whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the Revolving Commitment fees hereunder.

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(f)At the election of the Administrative Agent, all payments of principal, interest, Letter of Credit disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 11.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower pursuant to Section 2.01 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent. The Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans, and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.01, and (ii) the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.
(g)Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the interest rate applicable to Base Rate Loans.
(h)The Administrative Agent may from time to time provide the Borrower with account statements or invoices with respect to any of the Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrower’s convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Obligations. If the Borrower pays the full amount indicated on a Statement on or before the due date indicated on such Statement (which shall be the same as the due date under this Agreement), the Borrower shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.
Section 2.15.Interest Elections
.
(a)Each Borrowing initially shall be of the Type specified in the applicable Funding Notice and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Funding Notice. Thereafter, the Borrower may elect to convert such Borrowing

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to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.15. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated among the Lenders holding the Loans comprising such Borrowing in accordance with their respective Applicable Percentages, and the Loans comprising each such portion shall be considered a separate Borrowing.
(b)To make an election pursuant to this Section 2.15(b), the Borrower shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering a Interest Election Request signed by a Responsible Officer of the Borrower or through any Electronic System or an Approved Borrower Portal, in each case, if arrangements for doing so have been approved by the Administrative Agent, by the time that a Funding Notice would be required under Section 2.01(b) if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election; provided that, if such Interest Election Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each such Interest Election Request shall be irrevocable.
(c)Each Interest Election Request shall specify the following information in compliance with Section 2.01(b):
(i)the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)whether the resulting Borrowing is to be a Base Rate Borrowing or a Term Benchmark Borrowing; and
(iv)if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(d)Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

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(e)If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Term Benchmark Borrowing with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, (A) each Term Benchmark Borrowing shall be converted to an Base Rate Borrowing at the end of the Interest Period applicable thereto and (B) each RFR Borrowing shall be converted to an Base Rate Borrowing immediately.
(f)Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to elect to convert or continue to any Borrowing of Loans if the Interest Period requested with respect thereto would end after the Revolving Commitment Termination Date.
Section 2.16.[Reserved]
.
Section 2.17.Increased Costs
.
(a)If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender or any Issuing Bank or the applicable interbank market for the applicable Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Term Benchmark Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Bank or such other Recipient of making or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount

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of any sum received or receivable by such Lender, such Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, such Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(b)If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Revolving Commitments hereunder or the Loans made by, or participations in Letters of Credit held by, such Lender to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s bona fide policies and the bona fide policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy or liquidity requirements), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.
(c)A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten days after receipt thereof.
(d)Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section 2.17 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefore; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive (or has retroactive effect), then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 2.18.Taxes
.
(a)For purposes of this Section 2.18, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

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(b)Any and all payments by or on account of any obligation of any Obligor under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)The Obligors shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)The Obligors shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Obligor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Obligors to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(f)As soon as practicable after any payment of Taxes by any Obligor to a Governmental Authority pursuant to this Section 2.18, such Obligor shall deliver to the

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Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.18(g)(ii)(A), (ii)(B), (ii)(D) and (iii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(i)Without limiting the generality of the foregoing,
(1)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(2)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(A)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, if applicable) establishing an exemption from, or reduction of, U.S.

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federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(B)executed copies of IRS Form W-8ECI;
(C)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L- 1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, if applicable); or
(D)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, if applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner;
(3)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(4)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by

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Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(ii)Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(h)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.18 (including by the payment of additional amounts pursuant to this Section), it shall pay to the applicable indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.18(h) with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)Each party’s obligations under this Section 2.18 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Commitments, or the requirement to Cash Collateralize Letters of Credit and the repayment, satisfaction or discharge of all obligations under any Loan Document.
Section 2.19.Pro Rata Treatment; Sharing of Set-offs
.
(a)If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder,

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such funds shall be applied (i) first, towards payment of Obligations consisting of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of Obligations consisting of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(b)If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
(c)If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.23(b) or this paragraph (c) or paragraph (b) of this Section 2.19, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
Section 2.20.Mitigation Obligations; Replacement of Lenders
.
(a)If any Lender requests compensation under Section 2.16 or Section 2.17, or if the Borrower is required to pay any Indemnified Taxes or any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.16, Section 2.17 or Section 2.18, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The

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Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)If (i) any Lender requests compensation under Section 2.17, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18 or (iii) any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.04), all its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation pursuant to Section 2.17 or payments required to be made pursuant to Section 2.18, such assignment will result in a reduction in such compensation or payments and (iv) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, (x) the applicable assignee shall have consented to, or shall consent to, the applicable amendment, waiver or consent and (y) the Borrower exercises its rights pursuant to this clause (b) with respect to all Non-Consenting Lenders relating to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Section 2.21.Alternate Rate of Interest
.
(a)Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.21, if:
(i)the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing that adequate and reasonable means do not exist for ascertaining the Term SOFR Rate (including, without limitation, because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple SOFR for an RFR Loan; or
(ii)the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Term SOFR Rate for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or

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Loan) included in such Borrowing for such Interest Period or (B) at any time, the applicable Daily Simple SOFR for an RFR Loan will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders through any Electronic System as provided in Section 11.01 as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.15 or a new Funding Notice in accordance with the terms of Section 2.01, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Funding Notice that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Funding Notice, as applicable, for (1) an RFR Borrowing so long as the Daily Simple SOFR is not also the subject of Section 2.21(a)(i) or (ii) above or (2) an Base Rate Borrowing if the Daily Simple SOFR also is the subject of Section 2.21(a)(i) or (ii) above, and (B) any outstanding RFR Borrowing shall be converted to an Base Rate Borrowing at such time. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.21(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.15 or a new Funding Notice in accordance with the terms of Section 2.01, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Daily Simple SOFR is not also the subject of Section 2.21(a)(i) or (ii) above or (y) a Base Rate Loan if the Daily Simple SOFR also is the subject of Section 2.21(a)(i) or (ii) above, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan.
(b)Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.21), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of

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such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(c)Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.21(e) and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.21, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.21.
(e)Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(f)Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to any Relevant Rate, in the case of a Term Benchmark Borrowing, the Borrower may revoke any request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued

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during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to an Base Rate Borrowing if the Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.21, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan if the Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day.
Section 2.22.Defaulting Lenders
. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender, to the extent permitted by applicable law:
(a)(i) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of a Defaulting Lender, and (ii) no Defaulting Lender shall be entitled to receive any Revolving Commitment fees pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender);
(b)any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.13 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank or Swingline Lender hereunder; third, to cash collateralize the LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders of the applicable Class and the Issuing Bank or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any such Lender, the Issuing Bank or Swingline Lender against such

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Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender~~'~~’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or ~~LC~~Letter of Credit Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and ~~LC~~Letter of Credit Disbursements owed to, all non-Defaulting Lenders of the applicable Class or Classes on a pro rata basis prior to being applied to the payment of any Loans of, or ~~LC~~Letter of Credit Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure and Swingline Loans are held by the Lenders of the applicable Class or Classes pro rata in accordance with the applicable Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;
(c)the Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 11.02); provided that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of each Lender or each Lender affected thereby;
(d)if any Letter of Credit Usage exists at the time such Lender becomes a Defaulting Lender then:
(i)all or any part of the Letter of Credit Usage of such Defaulting Lender shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that reallocation does not, as to any Non-Defaulting Lender, cause such Non-Defaulting Lender’s Revolving Exposure to exceed its Revolving Commitment; provided that no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;
(ii)if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, within one Business Day following notice by

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Administrative Agent, Cash Collateralize for the benefit of each applicable Issuing Bank only the Borrower’s obligations corresponding to such Defaulting Lender’s Letter of Credit Usage (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.03(i) for so long as such Letter of Credit Usage is outstanding;
(iii)if the Borrower Cash Collateralizes any portion of such Defaulting Lender’s Letter of Credit Usage pursuant to clause (i) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.09(a)(ii) with respect to such Defaulting Lender’s Letter of Credit Usage during the period such Defaulting Lender’s Letter of Credit Usage is Cash Collateralized;
(iv)if all or any portion of such Defaulting Lender’s Letter of Credit Usage is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.09(a)(i) and Section 2.09(a)(ii) shall be adjusted in accordance with such Non-Defaulting Lenders’ Applicable Percentages; and
(v)if all or any portion of such Defaulting Lender’s Letter of Credit Usage is neither reallocated nor Cash Collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.09(a)(ii) with respect to such Defaulting Lender’s Letter of Credit Usage that is not so reallocated or Cash Collateralized shall be payable to the applicable Issuing Bank until and to the extent that such Letter of Credit Usage is reallocated and/or Cash Collateralized; and
(e)so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Letter of Credit Usage will be 100% covered by the Revolving Commitments of the Non-Defaulting Lenders and/or Cash Collateral will be provided by the Borrower in accordance with Section 2.22(c)(ii), and participating interests in any newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.22(c)(i) (and such Defaulting Lender shall not participate therein).
If (i) a Bankruptcy Event or Bail-In Action with respect to a holding company of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) an Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the applicable Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless such Issuing Bank shall have entered into arrangements with the Borrower or such Lender, reasonably satisfactory to such Issuing Bank to defease any risk to it in respect of such Lender hereunder.
In the event that the Administrative Agent, the Borrower and each of the Issuing Banks each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Letter of Credit Usage of the Lenders shall be

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readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.
Section 2.23.Incremental Facilities
.
(a)The Borrower may by written notice to the Administrative Agent elect to request prior to the Revolving Commitment Termination Date, an increase to the existing Revolving Commitment (any such increase, the “New Revolving Loan Commitments”) by an amount in the aggregate not in excess the Maximum Incremental Facilities Amount and not less than $10,000,000 individually in the case of the first such New Revolving Loan Commitment and not less than $5,000,000 individually in the case of each subsequent New Revolving Loan Commitment (or, in each case, such lesser amount which shall be approved by the Administrative Agent). Each such notice shall specify (i) the date (each, an “Increased Amount Date”) on which the Borrower proposes that the New Revolving Loan Commitments shall be effective, which shall be a date not less than five Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period as the Administrative Agent may agree) and (ii) the identity of each Lender or other Person that is an eligible assignee under Section 11.04(b) (which, if not a Lender, an Approved Fund or an Affiliate of a Lender), shall be reasonably satisfactory to the Administrative Agent and the Issuing Banks (in each case, not to be unreasonably withheld or delayed) (each, a “New Revolving Loan Lender”) to whom the Borrower proposes any portion of such New Revolving Loan Commitments be allocated and the amounts of such allocations; provided that any Person approached to provide all or a portion of any New Revolving Loan Commitments may elect or decline to participate in its sole discretion. Such New Revolving Loan Commitments shall become effective as of such Increased Amount Date; provided that (1) both before and after giving effect to such New Revolving Loan Commitments, as applicable, each of the conditions set forth in Section 4.02 (with the exception of Section 4.02(a)) shall be satisfied, including, for the avoidance of doubt, the making of the representations and warranties contained in Section 3.04(b) hereof; (2) any New Revolving Loan Commitments and New Revolving Loans made pursuant hereto shall be on the same terms as the existing Revolving Commitments and Loans made pursuant thereto (including, for the avoidance of doubt, with respect to maturity date and pricing), as set forth in and pursuant to the Loan Documents, with such additional amendments thereto as may be necessary or appropriate in the judgment of the Administrative Agent to effect such New Revolving Loan Commitments, and (3) as a condition to the effectiveness of such New Revolving Loan Commitments, the Borrower shall deliver or cause to be delivered any customary legal opinions or other certificates reasonably requested by the Administrative Agent in connection with any such transaction. Each joinder agreement with a New Revolving Loan Lender not previously a Lender shall be subject to the consent (not to be unreasonably withheld or delayed) of the Issuing Banks.

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(b)On any Increased Amount Date on which New Revolving Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each of the Lenders with Revolving Exposure shall assign to each of the New Revolving Loan Lenders, and each of the New Revolving Loan Lenders shall purchase from each of the Lenders, at the principal amount thereof (together with accrued interest), such interests in the Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Loans will be held by existing Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such New Revolving Loan Commitments to the Revolving Commitments, (ii) each New Revolving Loan Commitment shall be deemed for all purposes a Revolving Commitment and each loan made thereunder (a “New Revolving Loan”) shall be deemed, for all purposes, a Loan, (iii) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Loan Commitment and all matters relating thereto, and (iv) each existing Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each New Revolving Loan Lender, and each New Revolving Loan Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each deemed Assignment and Assumption of participations, all of the Lenders’ (including each New Revolving Loan Lender) participations hereunder in Letters of Credit shall be held on a pro rata basis on the basis of their respective Revolving Commitment (after giving effect to any increase in the Revolving Commitment pursuant to this Section 2.23). Notwithstanding anything to the contrary herein, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this paragraph (b).
(c)The Administrative Agent shall notify the Lenders promptly upon receipt of the Borrower’s notice of each Increased Amount Date and in respect thereof (i) the New Revolving Loan Commitments and the New Revolving Loan Lenders and (ii) each Lender’s Loans and participation interests in Letters of Credit after giving effect to the assignments contemplated by this Section 2.23.
Section 2.24.Notices
. Any Notice shall be executed by a Responsible Officer in a writing delivered (or transmit through any Electronic System or an Approved Borrower Portal) to the Administrative Agent. In lieu of delivering a Notice, the Borrower may give the Administrative Agent telephonic or email notice by the required time of any proposed borrowing, conversion/continuation or issuance of a Letter of Credit, as the case may be; provided each such telephonic notice shall be promptly confirmed in writing by delivery of the applicable Notice to the Administrative Agent on or before the close of business on the date that such telephonic notice is given. In the event of a discrepancy between a telephone notice and the written Notice, the written Notice shall govern. Neither the Administrative Agent nor any Lender shall incur any liability to the Borrower in acting upon any notice (telephonic or written) referred to above that the Administrative Agent believes in good faith to have been given by a Responsible Officer or other person authorized on behalf of the Borrower or for otherwise acting in good faith.

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Section 2.25.Extensions of Loans.
(a)Borrower may from time to time, pursuant to the provisions of this Section 2.25, agree with one or more Lenders holding Loans and/or Revolving Commitments of any Class to extend the maturity date and to provide for other terms consistent with this Section 2.25 (each such modification, an “Extension”) pursuant to one or more written offers (each an “Extension Offer”) made from time to time by Borrower to all Lenders under any Class that is proposed to be extended under this Section 2.25, in each case on a pro rata basis (based on the relative amounts of the Revolving Commitments of each Lender in such Class) and on the same terms to each such Lender. In connection with each Extension, Borrower will provide notification to the Administrative Agent (for distribution to the Lenders of the applicable Class), no later than five Business Days prior to the maturity of the applicable Class to be extended of the requested new maturity date for the extended Loans and/or Revolving Commitments of each such Class (each an “Extended Maturity Date”) and the due date for Lender responses. In connection with any Extension, each Lender of the applicable Class wishing to participate in such Extension shall, prior to such due date, provide Administrative Agent with a written notice thereof. Any Lender that does not respond to an Extension Offer by the applicable due date shall be deemed to have rejected such Extension. In connection with any Extension, Borrower shall agree to such procedures, if any, as may be reasonably established by, or acceptable to, Administrative Agent to accomplish the purposes of this Section 2.25.
(b)After giving effect to any Extension, the Loans and/or Revolving Commitments so extended shall cease to be a part of the Class that they were a part of immediately prior to the Extension and shall be a new Class hereunder; provided, that, in the case of any Extension Amendment, (i) all borrowings and all prepayments of Loans shall continue to be made on a ratable basis among all Lenders, based on the relative amounts of their Revolving Commitments, until the repayment of the Loans attributable to the non-extended Revolving Commitments on the relevant Maturity Date, (ii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit as between the Revolving Commitments of such new “Class” and the remaining Revolving Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Maturity Date relating to such non-extended Revolving Commitments has occurred, (iii) no termination of Extended Revolving Commitments and no repayment of Extended Revolving Loans accompanied by a corresponding permanent reduction in Extended Revolving Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of the Existing Revolving Loans and Existing Revolving Commitments (or all Existing Revolving Commitments of such Class and related Existing Revolving Loans shall have otherwise been terminated and repaid in full) and (iv) with respect to Letters of Credit, the Maturity Date with respect to the Revolving Commitments may not be extended without the prior written consent of Issuing Banks. If the Total Exposure exceeds the Revolving Commitment as a result of the occurrence of the Maturity Date with respect to any Class of Revolving Commitments while an extended Class of Revolving Commitments remains outstanding, Borrower shall make such payments as are necessary in order to eliminate such excess on such Maturity Date.

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(c)The consummation and effectiveness of each Extension shall be subject to the following:
(i)no Default or Event of Default shall have occurred and be continuing at the time any Extension Offer is delivered to the Lenders or at the time of such Extension;
(ii)the terms and conditions of the Loans and/or Revolving Commitments extended pursuant to any Extension (as applicable, “Extended Revolving Loans” or “Extended Revolving Commitments”) shall be substantially similar to, or (taken as a whole) no more favorable to the Lenders providing such Extended Revolving Loans and/or Extended Revolving Commitments than the applicable to the Class of Loans or Revolving Commitments, as applicable, subject to the related Extension Amendment (as applicable, “Existing Revolving Loans” or “Existing Revolving Commitments”); except (A) the final maturity date of any Extended Revolving Loans and/or Extended Revolving Commitments of a Class to be extended pursuant to an Extension shall be later than the Maturity Date of the Class of Existing Revolving Loans and/or Existing Revolving Commitments subject to the related Extension Amendment; (B) the all-in pricing (including, without limitation, margins, fees and premiums) with respect to the Extended Revolving Loans and/or Extended Revolving Commitments, may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) for the Existing Revolving Loans and/or Existing Revolving Commitments; (C) the revolving credit commitment fee rate with respect to the Extended Revolving Commitments may be higher or lower than the revolving credit commitment fee rate for Existing Revolving Commitments, in each case, to the extent provided in the applicable Extension Amendment; (D) no repayment of any Extended Revolving Loans shall be permitted unless such repayment is accompanied by an at least pro rata repayment of all earlier maturing Loans (including previously extended Loans) or all earlier maturing Loans (including previously extended Loans) shall otherwise be or have been repaid in full and the commitments terminated; and (E) the other terms and conditions applicable to Extended Revolving Loans and/or Extended Revolving Commitments may be on terms different than those with respect to the Existing Revolving Loans and/or Existing Revolving Commitments, as applicable, provided such terms either, at the option of the Borrower, (1) are reasonably satisfactory to the Administrative Agent (except for covenants or other provisions applicable only to periods after the Maturity Date) or (2) are not materially more restrictive to the Borrower and its Subsidiaries (when taken as a whole) than the terms and conditions of this Agreement (when taken as a whole) (except for covenants or other provisions applicable only to periods after the Maturity Date) (it being understood that (x) to the extent that any financial maintenance covenant is added for the benefit of any such Extended Revolving Loans and/or Extended Revolving Commitments, the terms and conditions of such Extended Revolving Loans and/or Extended Revolving Commitments will be deemed not to be more restrictive than the terms and conditions of this Agreement if such financial maintenance covenant is also added for the benefit of this Agreement and (y) no consent shall be required from the Administrative Agent for terms or conditions that are more restrictive than this

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Agreement if such terms are added to this Agreement); provided further, that a certificate delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Extended Revolving Loans and/or Extended Revolving Commitments, together with a reasonably detailed description of the material terms and conditions of such Extended Revolving Loans and/or Extended Revolving Commitments or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this definition unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); provided further, each Extension Amendment may, without the consent of any Lender other than the applicable extending Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and Borrower, to give effect to the provisions of this Section 2.25, including any amendments necessary to treat the applicable Loans and/or Revolving Commitments of the extending Lenders as a new “Class” of loans and/or commitments hereunder; provided however, no Extension Amendment may provide for any Class of Extended Revolving Loans or Extended Revolving Commitments to be secured by any Collateral or other assets of any Obligor that does not also secure the Existing Revolving Loans or Existing Revolving Commitments and no Extended Revolving Loans and/or Extended Revolving Commitments shall be guaranteed by any person other than a Guarantor;
(iii) a minimum amount in respect of such Extension (to be determined in Borrower’s discretion and specified in the relevant Extension Offer, but in no event less than $10,000,000, unless another amount is agreed to by the Administrative Agent) shall be satisfied; and
(iv)no Extension shall become effective unless, on the proposed effective date of such Extension, the conditions set forth in Section 4.02 shall be satisfied (with all references in such Section to a Credit Event being deemed to be references to the Extension on the applicable date of such Extension), and the Administrative Agent shall have received a certificate to that effect dated the applicable date of such Extension and executed by an Responsible Officer of Borrower.
(d)For the avoidance of doubt, it is understood and agreed that the provisions of Section 2.19 and Section 11.02 will not apply to Extensions of Loans and/or Revolving Commitments, as applicable, pursuant to Extension Offers made pursuant to and in accordance with the provisions of this Section 2.25, including to any payment of interest or fees in respect of any Extended Revolving Loans and/or Extended Revolving Commitments, as applicable, that have been extended pursuant to an Extension at a rate or rates different from those paid or payable in respect of Loans of any other Class, in each case as is set forth in the relevant Extension Offer.
(e)The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments (collectively, “Extension Amendments”) to this Agreement and the other Loan

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Documents as may be necessary in order to establish new Classes of Loans and/or Revolving Commitments, as applicable, created pursuant to an Extension, in each case on terms consistent with this Section 2.25, solely with the consent of the applicable extending Lenders. Without limiting the foregoing, as a condition to the effectiveness of such Extension, the Borrower shall deliver or cause to be delivered any customary legal opinions or other certificates reasonably requested by the Administrative Agent in connection with any such transaction.
Section 2.26.Returned Payments
. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), any Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by such Agent or such Lender in its discretion), then such Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by such Agent or such Lender. The provisions of this Section 2.26 shall be and remain effective notwithstanding any contrary action which may have been taken by any Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.26 shall survive the termination of this Agreement.
ARTICLE 3
Representations and Warranties
The Borrower and each other Obligor represents and warrants to the Agents, the Lenders and the Issuing Banks that:
Section 3.01.Organization; Powers
. Each of the Obligors and its respective Restricted Subsidiaries (a) is duly organized, validly existing and in good standing (to the extent the concept is applicable in such jurisdiction) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, in each case (other than in the case of clause (a)) except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 3.02.Authorization; Enforceability
. The Transactions are within the Borrower’s and each Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each of the Borrower and the Guarantors has duly executed and delivered each of the Loan Documents to which it is party, and each of such Loan Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization,

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moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 3.03.Governmental Approvals; No Conflicts
. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, in each case, as of the Effective Date, (ii) filings necessary to perfect Liens created under the Loan Documents and (iii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (b) except as would not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate any charter, by-laws or other organizational document of any Obligor or any of its Restricted Subsidiaries, (d) except as would not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument binding upon any Obligor or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Obligor or any of its Restricted Subsidiaries, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries (other than the Liens granted to the Collateral Agent for the benefit of the Secured Parties and, after the Effective Date, the Liens permitted under Section 6.02).
Section 3.04.Financial Condition; No Material Adverse Change
.
(a)The Borrower has heretofore furnished to the Administrative Agent its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the Fiscal Years ended December 31, 2023, reported on by RSM US LLP. As of the Effective Date, such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP.
(b)Since December 31, 2023, no event, development or circumstance exists or has occurred that has had or would reasonably be expected to have a Material Adverse Effect.
Section 3.05.Properties
.
(a)Each of the Obligors and its Restricted Subsidiaries has good and marketable title to, or valid leasehold interests in or rights to use, all its real and tangible personal property material to its business, other than Liens permitted by Section 6.02 and except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Such properties and assets are free and clear of Liens (other than Liens permitted by Section 6.02).

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(b)Each of the Obligors and its Restricted Subsidiaries owns or is licensed to use or otherwise has the rights to use, all trademarks, trade names, service marks, copyrights, patents, designs, software, internet domain names, trade secrets, know-how and other intellectual property rights, including any registrations and applications for registration of, and all goodwill associated with, the foregoing (“Intellectual Property Rights”), reasonably necessary for the conduct of their respective businesses as currently conducted, except to the extent such failure to own or be licensed or otherwise have the rights to use any such Intellectual Property Rights, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect: (i) to the knowledge of the Obligors, the use of such Intellectual Property Rights as described in the first sentence of this clause (b) by the Obligors and their respective Restricted Subsidiaries and the operation of the respective businesses of the Obligors and their respective Restricted Subsidiaries as currently conducted does not infringe upon, misappropriate or otherwise violate the Intellectual Property Rights of any other Person and (ii) no such claims or litigations are pending or, to the knowledge of the Obligors, threatened in writing.
(c)As of the Effective Date, Section 5.10 of the Borrower Disclosure Letter contains a true, accurate and complete list of all Material Real Estate Assets.
(d)Each of the Obligors and its Restricted Subsidiaries maintains insurance with financially sound and reputable insurance companies in such amounts and against such risks as are customarily maintained by companies that are not Affiliates engaged in the same or similar businesses operating in the same or similar locations.
Section 3.06.Litigation and Environmental Matters
.
(a)There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Obligors, affecting any Obligor or any of its Restricted Subsidiaries or threatened in writing against any Obligor or any of its Restricted Subsidiaries (i) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement, any other Loan Document or the Transactions.
(b)Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, none of the Obligors or their respective Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) has knowledge of any fact that would subject the Borrower or any of its Restricted Subsidiaries to any Environmental Liability.
Section 3.07.No Defaults

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. None of the Obligors or their respective Restricted Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its material Contractual Obligations, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except in each case or in the aggregate, where the consequences, direct or indirect, of such default or defaults, if any, would not reasonably be expected to have a Material Adverse Effect.
Section 3.08.Compliance with Laws
. Each of the Obligors and its Restricted Subsidiaries is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 3.09.Investment Company Status
. None of the Obligors or their respective Restricted Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
Section 3.10.Taxes
. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) each of the Obligors and its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed with respect to income, properties or operations of the Obligors and their respective Restricted Subsidiaries, (ii) such returns accurately reflect all liability for Taxes of the Obligors and their respective Restricted Subsidiaries as a whole for the periods covered thereby and (iii) each of the Obligors and its Restricted Subsidiaries has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and, to the extent required by GAAP, for which such Obligor or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.

Section 3.11.Disclosure
.
(a)All written information (other than any financial projections, budgets, estimates, forecasts and other forward looking information and other than information of a general economic or industry nature) that has been or will be made available by or on behalf of the Obligors to the Agents or any Lender in connection with this Agreement (including Amendment No. ~~3~~4) in connection with the Transactions and the transactions contemplated by Amendment No. ~~3~~4, or delivered hereunder or under any Loan Document is, and will be at the time it is delivered, when taken as a whole, accurate in all material respects and does not and will not at the time it is delivered, when taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made (giving

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effect to all supplements and updates thereto); provided that, with respect to any projected financial information or other forward looking information, each of the Obligors represents only that such information has been or will be prepared in good faith based upon assumptions believed to be reasonable at the time delivered (it being understood that such projected financial information is not to be viewed as facts, is subject to significant uncertainties and contingencies, is based on information reasonably available at the time of preparation, that no assurance can be given that any particular projections will be realized and that actual results may differ and such differences may be material).
(b)As of the Amendment No. ~~3~~4 Effective Date, the information included in the Beneficial Ownership Certification provided on or prior to the Amendment No. ~~3~~4 Effective Date to any Lender in connection with this Agreement is true and correct in all respects.
Section 3.12.Subsidiaries
. Section 3.12 of the Borrower Disclosure Letter sets forth as of the Effective Date a list of all Subsidiaries and the percentage ownership (directly or indirectly) of the Borrower therein. The Equity Interests or other ownership interests of all Subsidiaries of the Borrower are fully paid and non-assessable and are owned by the Borrower, directly or indirectly, free and clear of all Liens other than Liens permitted under Section 6.02.
Section 3.13.ERISA
.
(a)Each Plan is in compliance in form and operation with its terms and with ERISA and the Code and all other applicable laws and regulations, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to result in a Material Adverse Effect, each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code, as applicable, or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of a Plan with no determination, nothing has occurred that would materially adversely affect the issuance of a favorable determination letter or otherwise materially adversely affect such qualification). No ERISA Event or Non-U.S. Plan Event has occurred or is reasonably expected to occur, other than as would not, individually or in the aggregate, have a Material Adverse Effect.
(b)Except as would not have a Material Adverse Effect, the excess of each Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA did not exceed the current value of such Pension Plan’s assets, determined in accordance with the assumptions for funding by the Plan pursuant to Section 412 of the Code for the most recently completed plan year.

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(c)If each of the Obligors and its Subsidiaries and the ERISA Affiliates were to withdraw in a complete withdrawal from each Multiemployer Plan as of the date this assurance is given, the Withdrawal Liability that would be incurred to the Multiemployer Plans would not reasonably be expected to have a Material Adverse Effect.
(d)There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Obligors, threatened, which would reasonably be expected to be asserted successfully against any Plan and, if so asserted successfully, would reasonably be expected either singly or in the aggregate to result in a Material Adverse Effect.
(e)Each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, except as would not reasonably be expected to result in a Material Adverse Effect.
(f)None of the assets of any Obligor (x) are or will be “plan assets” (within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) or (y) are or will be subject to any state or other statute, regulation or other restriction regulating investments of, or fiduciary obligations with respect to, governmental plans.
Section 3.14.Solvency
. The Obligors and their respective Restricted Subsidiaries on a consolidated basis are, and after giving effect to the Transactions and the incurrence of all Indebtedness and other Obligations being incurred in connection herewith will be, Solvent.
Section 3.15.Anti-Terrorism Law; Sanctions.
(a)None of the Obligors or their respective Subsidiaries is in violation of any legal requirement relating to U.S. economic sanctions or any laws with respect to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”), the USA Patriot Act, the laws comprising or implementing the Bank Secrecy Act to the extent applicable and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (each as from time to time in effect) (collectively, “Anti-Terrorism Laws”).
(b)None of (x) the Obligors or their respective Subsidiaries, or any of their respective directors or officers or (y) to the knowledge of the Obligors, any of the employees, Affiliates or agents of the Obligors or their respective Subsidiaries, is any of the following:
(i)a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

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(ii)a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;
(iii)a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;
(iv)a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or
(v)a Sanctioned Entity or Sanctioned Person.
(c)None of the Obligors or their respective Subsidiaries (i) conducts any business with, or engages in making or receiving any contribution of funds, goods or services to or for the benefit of, a Person described in Section 3.15(b)(i)-(v) above, except as permitted under U.S. law, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Anti-Terrorism Law.
(d)No part of the proceeds of the Loans or any Letter of Credit will be used or otherwise made available, directly or indirectly, to any Person described in Section 3.15(b)(i)-(v) above, for the purpose of financing the activities of any Person described in Section 3.15(b)(i)-(v) above or in any other manner that would violate any Anti-Terrorism Laws or applicable Sanctions.
(e)The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Obligors, their respective Subsidiaries and their respective directors, officers, employees, Affiliates and agents with applicable Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions, and the Obligors, their respective Subsidiaries and the officers and directors of the Obligors and their respective Subsidiaries, and, to the knowledge of the Obligors, the employees, Affiliates and agents of the Obligors or their respective Subsidiaries, are in compliance in all material respects with applicable Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions.
Section 3.16.FCPA; Anti-Corruption
.
(a)None of the Obligors or their respective Subsidiaries, any of the directors or officers of the Obligors or their respective Subsidiaries or, to the knowledge of the Obligors, any of the employees, Affiliates or agents of the Obligors or their respective Subsidiaries, has taken or will take any action, with respect to the business of the Obligors or their respective Subsidiaries, in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given, or promised to anyone to improperly influence official action, to obtain or retain business

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or otherwise to secure any improper advantage, in each case in violation of any applicable Anti-Corruption Law.
(b)No part of the proceeds of the Loans and no Letter of Credit will be used or otherwise made available, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any applicable Anti-Corruption Laws.
(c)No action, suit or proceeding is pending or, to the knowledge of the Obligors, threatened, by or before any court or governmental or regulatory authorities or any arbitrator against any Obligor or any of their respective Subsidiaries for its or their violation of applicable Anti- Corruption Laws.
Section 3.17.Federal Reserve Regulations
. None of the Obligors or their respective Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board of Governors, including Regulation T, U or X.
Section 3.18.Collateral Documents
. The Collateral Documents, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable (subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law) security interest in the Collateral and (i) when all appropriate filings, notices or recordings are made in the appropriate offices, corporate records or with the appropriate Persons as may be required under applicable laws and/or the Collateral Documents (which filings, notices or recordings shall be made to the extent required by the Collateral Documents) and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by the Collateral Documents), the Liens created under the Collateral Documents will constitute fully perfected first priority (other than with respect to Liens permitted by Section 6.02 to have priority over the Liens on the Collateral securing the Obligations) Liens on, and security interests in, all right, title and interest of the Obligors in such Collateral.
ARTICLE 4
Conditions
Section 4.01.Effective Date

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. This Agreement shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 11.02):
(a)The Administrative Agent (or its counsel) shall have received from each party hereto a counterpart of this Agreement, the Security Agreement, the Pari Intercreditor Agreement, and each other Loan Document to which any Obligor is a party, signed on behalf of such party.
(b)The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note in advance of the Effective Date.
(c)The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent, the Issuing Banks and the Lenders and dated the date hereof) of McGrath North Mullin & Kratz, PC LLO, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.
(d)The Administrative Agent shall have received (i) certified copies of the resolutions of the board of directors (or comparable governing body) of each Obligor approving the transactions contemplated by the Loan Documents to which such Obligor is a party and the execution and delivery of such Loan Documents to be delivered by such Obligor on the Effective Date, and all documents evidencing other necessary corporate (or other applicable organizational) action and governmental approvals, if any, with respect to the Loan Documents and (ii) all other documents reasonably requested by the Administrative Agent relating to the organization, existence and good standing of such Obligor and authorization of the transactions contemplated hereby (including, but not limited to, a copy of the current constitutional documents of each Obligor).
(e)The Administrative Agent shall have received a certificate of a Responsible Officer of each Obligor certifying the names and true signatures of the officers of such Obligor authorized to sign the Loan Documents and the other documents to be delivered hereunder on the Effective Date to which it is a party, to be delivered by such Obligor on the Effective Date.
(f)The Administrative Agent shall have received a certificate, dated the Effective Date and signed on behalf of the Borrower by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (b) and (c) of Section 4.02 as of the Effective Date.
(g)In order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid, perfected first priority security interest in the Collateral (subject to Liens permitted by Section 6.02), each Obligor shall have delivered to the Collateral Agent:
(i)a completed Perfection Certificate dated the Effective Date and executed by a Responsible Officer of each Obligor, together with all attachments contemplated thereby;

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(ii)all Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and United States Copyright Office required to be filed in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described in the Collateral Documents in proper form for filing; and
(iii)(x) originals of certificated securities (if any) required to be pledged pursuant to the Collateral Documents, together with an undated stock power or other appropriate instrument of transfer (if any) for each such certificated security executed in blank by a Responsible Officer of the pledgor thereof and (y) originals of each promissory note (if any) required to be pledged to the Collateral Agent pursuant to the Collateral Documents endorsed in blank (or accompanied by an executed instrument of transfer form in blank) by a Responsible Officer of the pledger thereof.
(h)The Lenders, the Administrative Agent and the Arranger shall have received all fees required to be paid by the Borrower on or prior to the Effective Date, and all expenses required to be reimbursed by the Borrower on or before the Effective Date.
(i)The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA Patriot Act. Any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.
(j)The Administrative Agent shall have received an executed Solvency Certificate in form, scope and substance reasonably satisfactory to the Administrative Agent and demonstrating that the Borrower and its Subsidiaries on a consolidated basis are, and after giving effect to the Transactions and incurrence of all Indebtedness and Obligations being incurred in connection herewith will be, Solvent.
(k)The Administrative Agent shall have received the financial statements described in Section 3.04(a) and the Projections.
(l)The Administrative Agent shall have received a notice (which notice shall be in the form of a Funding Notice or such other form or method as approved by the Administrative Agent) setting forth the deposit account of the Borrower (as may be updated from time to time by written notice from the Borrower to the Administrative Agent, the “Funding Account”) to which the Administrative Agent is authorized by the Borrower to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement and which, in the case of a Funding Notice, shall be delivered in accordance with Section 2.03.
The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Without limiting the generality of the provisions of Article 10, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required

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thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
Section 4.02.Each Credit Event
. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a Borrowing consisting solely of a conversion of Loans of one Type to another Type) and of the Issuing Banks to issue Letters of Credit, and the effectiveness of any New Revolving Loan Commitment pursuant to Section 2.23, is subject to the satisfaction, or waiver in accordance with Section 11.02, of the following conditions:
(a)except in the case of the effectiveness of any New Revolving Loan Commitment pursuant to Section 2.23, the Administrative Agent (and in the case of an issuance of a Letter of Credit, the applicable Issuing Bank) shall have received a fully executed and delivered Funding Notice or Issuance Notice, as the case may be;
(b)the representations and warranties of the Obligors and their respective Subsidiaries, set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects on and as of such earlier date and (ii) in each case such materiality qualifier shall not be applicable to any representations and warranties that are already qualified by materiality in the text thereof;
(c)at the time of and immediately after giving effect to such Credit Event, no Default or Event of Default shall have occurred and be continuing;
(d)on or before the date of issuance of any Letter of Credit, the Administrative Agent and the applicable Issuing Banks shall have received all other information required by the applicable Issuance Notice and Application; and
(e)at the time of and immediately after giving effect to such Credit Event and the application of the proceeds thereof, the Borrower reasonably believes that it will be in compliance with Section 7.01 as of the next measurement date~~; and~~.
~~(f) solely with respect to the first Borrowing or issuance of any Letter of Credit (whichever is first), the Secured Notes due 2025 shall have been redeemed in full and related Lien released.~~
Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower that the conditions specified in paragraphs (b), (c) and (e) of this Section 4.02 have been satisfied as of the date thereof.

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ARTICLE 5
Affirmative Covenants
Until the Revolving Commitments have expired or been terminated, the principal of and interest on each Loan and all fees and expenses and other amounts payable hereunder shall have been paid in full (other than contingent indemnification obligations for which no claim has been made) and the cancellation or expiration or Cash Collateralization of all Letters of Credit on terms reasonably satisfactory to the applicable Issuing Bank in an amount equal to the Agreed L/C Cash Collateral Amount (or other credit support satisfactory to the applicable Issuing Bank has been provided), the Borrower and each other Obligor covenants and agrees with the Agents, the Lenders and the Issuing Banks that:
Section 5.01.Financial Statements and Other Information
. The Borrower will furnish to the Administrative Agent (for distribution to each Lender through the Administrative Agent):
(a)within 90 days after the end of each Fiscal Year (or with respect to the Fiscal Year ending December 31, 2024, 120 days after the end of such Fiscal Year), its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by Deloitte & Touche LLP, or other independent public accountants of recognized international standing (without a “going concern” or like qualification or exception other than in connection with an upcoming maturity date of any Indebtedness and, except in the case of any Subsidiary or business acquired by the Borrower or the Subsidiaries, in respect of events prior to the acquisition thereof, without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
(b)within ~~45~~60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
(c)concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate of a Financial Officer of the Borrower in substantially the form of Exhibit F attached hereto (i) certifying as to whether a Default or Event of Default has occurred and is continuing as of the date thereof and, if a Default or Event of Default has occurred and is continuing as of the date thereof, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) if and to the extent that any change in

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GAAP that has occurred since the date of the audited financial statements referred to in Section 3.04(a) (or the most recent financial statements delivered under clause (a) or (b) above) had a material impact on such financial statements, specifying the effect of such change on the financial statements accompanying such certificate, (iii) certifying as to the current list of Unrestricted Subsidiaries appropriately designated as such pursuant to Section 5.12(a) and (iv) setting forth reasonably detailed calculations demonstrating compliance with Section 7.01 and 7.02;
(d)[reserved];
(e)promptly after the same become publicly available, copies of all periodic and other reports, proxy statement and other materials filed by an Obligor or any of its Subsidiaries with any national securities exchange or regulator, including without limitation the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions in each case that is not otherwise required to be delivered to the Administrative Agent pursuant hereto; and
(f)(i) promptly following any request in writing (including any electronic message) therefor, such other information regarding the operations, business affairs and financial condition of the Obligors or any of their respective Subsidiaries, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request, subject to the restrictions in the last section of Section 5.06 or (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.
Following a Public Listing, information required to be delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(e) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such information, or provides a link thereto on the Borrower’s website on the Internet at http://www.coreweave.com (or any successor page); (ii) on which such information is posted on the SEC’s website on the Internet at www.sec.gov; or (iii) on which such information is posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Lenders and the Administrative Agent have been granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, (x) to the extent the Administrative Agent so requests, the Borrower shall deliver paper copies (which delivery may be by electronic transmission (including Adobe pdf copy)) of such documents to the Administrative Agent until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Borrower shall notify the Administrative Agent (by facsimile or email) of the posting of any such documents (other than in respect of documents required to be delivered by Section 5.01(e) or any document deemed delivered pursuant to clause (ii) above). The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to herein, and in any event shall have no responsibility to monitor

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compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
Section 5.02.Notices of Material Events
. Promptly upon obtaining knowledge thereof, the Borrower will furnish to the Administrative Agent (for distribution to each Lender through the Administrative Agent) prompt written notice of the following:
(a)the occurrence of any Default or Event of Default (in any event within three Business Days of such Default or Event of Default);
(b)the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Obligor or any other Subsidiary thereof that would reasonably be expected to result in a Material Adverse Effect; and
(c)any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect.
Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Responsible Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
Section 5.03.Existence; Conduct of Business
. The Borrower and each other Obligor will, and will cause each of their respective Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence (with respect to the Borrower, in a United States jurisdiction) and the rights (charter and statutory), licenses, permits, privileges, approvals, franchises and Intellectual Property Rights material to the conduct of its business; provided that (a) the foregoing shall not prohibit any merger, consolidation, disposition, liquidation or dissolution permitted under Section 6.03 and (b) none of the Borrower or any other Obligor or any of their respective Restricted Subsidiaries shall be required to preserve, renew or keep in full force and effect its rights (charter and statutory), licenses, permits, privileges, approvals, franchises or Intellectual Property Rights where failure to do so would not reasonably be expected to result in a Material Adverse Effect.
Section 5.04.Payment of Taxes and Other Claims
. Except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect, the Borrower and each other Obligor will, and will cause each of their respective Restricted Subsidiaries to, pay all Tax liabilities before the same shall become delinquent or in default, and all lawful claims other than Tax liabilities which, if unpaid, have or would become a Lien upon any properties of the Borrower or any other Obligor or any of their respective Restricted Subsidiaries not otherwise permitted under Section 6.02, in each case

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except where (a) in the case of any Tax or claim, (i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) to the extent required by GAAP, the Borrower, any other Obligor or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (b) in the case of any Tax or claim which has or would become a Lien against any of the Collateral, such contest proceedings operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim.
Section 5.05.Maintenance of Properties; Insurance
. The Borrower and each other Obligor will, and will cause each of their respective Restricted Subsidiaries to, (a) keep and maintain all property used in the conduct of its business in good working order and condition, ordinary wear and tear and casualty events excepted, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect and (b) maintain insurance with financially sound and reputable insurance companies in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including any Flood Insurance as required by Section 5.10. Except as otherwise agreed by the Collateral Agent (i) each such policy shall (a) name the Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear and (b) in the case of each casualty insurance policy, contain a loss endorsement, reasonably satisfactory in form and substance to the Collateral Agent, that names the Collateral Agent, on behalf of the Secured Parties, as the lender loss payee thereunder and, for all policies, provides for at least thirty days’ prior written notice to the Collateral Agent of cancellation of such policy (or ten (10) days in the case of cancellation for non-payment) and (ii) the Borrower shall promptly deliver evidence reasonably satisfactory to the Collateral Agent of the requirements set forth in clause (i), but in any event, for policies required to be in effect on the Effective Date, within 60 days of the Effective Date (or such later date as may be agreed to by the Administrative Agent).
Section 5.06.Books and Records; Inspection Rights
. The Borrower and each other Obligor will, and will cause each of their respective Restricted Subsidiaries to, keep proper books of record and account in which entries full, true and correct in all material respects are made and are sufficient to prepare financial statements in accordance with GAAP. The Borrower and each other Obligor will, and will cause each of their respective Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender (pursuant to a request made through the Administrative Agent and whose representatives may accompany representatives of the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties (subject to security clearances, protocols and other requirements that may be imposed by data center owners / operators), to examine and make extracts of its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (provided that the Borrower, such other Obligor or such Restricted Subsidiary shall be afforded the opportunity to participate in any discussions with such independent accountants), all at such reasonable times and as often as reasonably requested (but no more than once annually if no Event of Default exists). Notwithstanding anything to the contrary in this Agreement, none of the Borrower, the other Obligors or any of their respective

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Subsidiaries shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade secrets or non-financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives) is prohibited by applicable law or any binding agreement with any third party that is not an Affiliate of the Borrower or (c) is subject to attorney, client or similar privilege or constitutes attorney work-product.
Section 5.07.Compliance with Laws
.
(a)The Borrower and each Obligor will, and will cause each of their respective Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(b)The Borrower has, and will maintain in effect and enforce policies and procedures designed to promote compliance by the Obligors, their Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions.
Section 5.08.ERISA-Related Information
. The Borrower shall supply to the Administrative Agent (in sufficient copies for all the Lenders, if the Administrative Agent so requests): (a) promptly, and in any event within 30 days, after the Borrower, any Guarantor, any Subsidiary or any ERISA Affiliate knows or has reason to know that any ERISA Event that would reasonably be expected to result in material liability has occurred, a certificate of the most senior Financial Officer of the Borrower describing such ERISA Event and the action, if any, proposed to be taken with respect to such ERISA Event and a copy of any notice filed with the PBGC or the IRS pertaining to such ERISA Event and any notices received by such Borrower, Guarantor, Subsidiary or ERISA Affiliate from the PBGC or any other governmental agency with respect thereto; and (b) promptly, and in any event within 30 days, after becoming aware that there has been (i) a material increase in unfunded pension liabilities, (ii) the existence of potential withdrawal liability under Section 4201 of ERISA that would reasonably be expected to result in material liability, if the Borrower, any Guarantor, any Subsidiary or any ERISA Affiliates withdraw from any Multiemployer Plan, or (iii) the adoption of, or commencement of contributions to, or any amendment to, a Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA that would reasonably be expected to result in material liability, a detailed written description thereof from the most senior Financial Officer of the Borrower.
Section 5.09.Use of Proceeds

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. The proceeds of the Loans or the Letters of Credit will be used only for working capital and general corporate purposes (including, without limitation, to finance Acquisitions and investments), including to cash collateralize outstanding letters of credit other than the Letters of Credit. No part of the proceeds of any Loan or Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X or any other violations of any rule or regulation of any Governmental Authority. The Borrower will not request any Borrowing or Letter of Credit, and the Obligors shall not use, directly or indirectly, and shall procure that their respective Subsidiaries and its and their respective directors, officers, employees and agents shall not use, directly or indirectly, the proceeds of any Borrowing or Letter of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person, or in any country or territory that, at the time of such funding, financing or facilitating, is, or whose government is, a Sanctioned Entity, except as permitted under U.S. law, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Section 5.10.Further Assurances
.
(a)At any time or from time to time upon the reasonable request of the Administrative Agent or the Collateral Agent, the Borrower and each other Obligor will, at its expense, promptly execute, acknowledge and deliver such further documents and take such further actions as the Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Loan Documents. In furtherance and not in limitation of the foregoing, the Borrower and each other Obligor shall take such actions as the Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are (i) guaranteed by the Guarantors and (ii) solely with respect to the Obligations, secured by the Collateral~~. Notwithstanding anything to contrary in this Agreement, any property or asset that is or becomes collateral for the obligations under the Secured Convertible Notes due 2025 and/or the Secured Notes due 2025 shall be required to become Collateral hereunder and the Borrower and each other Obligor shall take, or shall cause the Restricted Subsidiaries to take, all actions required under this Section 5.11 in furtherance thereof.~~  If at any time the Collateral Agent receives a notice from a Lender or otherwise becomes aware that any Mortgaged Property has become a Flood Hazard Property, the Collateral Agent shall, within 45 days of receipt of such notice, deliver such notice to the Borrower, and the Borrower shall take, or shall cause to be taken, all actions as described in Section 5.10(b)(iv) required as a result of such change.
(b)With respect to each Mortgaged Property, the Borrower or such other Obligor (as applicable) shall deliver or cause to be delivered to the Collateral Agent, within 60 days of the date upon which the Mortgaged Property is acquired or becomes a Mortgaged Property:

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(i)a fully executed Mortgage encumbering the Mortgaged Property in form suitable for recording or filing in all filing or recording offices that the Collateral Agent may reasonably deem necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Collateral Agent for the benefit of the Secured Parties;
(ii)an opinion of counsel in the state in which the Mortgaged Property is located with respect to the enforceability of the Mortgage to be recorded and such other matters as are customary and as the Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Collateral Agent;
(iii) (A) a lender’s policy or policies or marked up unconditional binder of title insurance issued by a nationally recognized title insurance company (each, a “Title Insurance Company”) insuring the Lien of the Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except Liens permitted by Section 6.02, in an amount acceptable to the Collateral Agent (but not to exceed the fair market value), together with such customary endorsements, coinsurance and reinsurance as the Collateral Agent may request and which are available at commercially reasonable rates in the jurisdiction where such Mortgaged Property is located (each, a “Title Policy”), and (B) evidence satisfactory to the Collateral Agent that the Borrower or such Obligor has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage for the Mortgaged Property;
(iv)(A) a completed standard “life of loan” flood hazard determination form, (B) if the improvement(s) to the Mortgaged Property is located in a special flood hazard area as set forth by FEMA (any such Mortgaged Property, a “Flood Hazard Property”) a notification to the Borrower or such Obligor, countersigned by the Borrower or such Obligor, that such improvement(s) is located in a special flood hazard area and (if applicable) notification that flood insurance coverage under the National Flood Insurance Program (“NFIP”) is not available because the community where the Mortgaged Property is located does not participate in the NFIP, and (C) if the notice described in clause (B) is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: a flood insurance policy with such coverage reasonably acceptable to the Collateral Agent (“Flood Insurance”), the Borrower’s or such Obligor’s application for Flood Insurance plus proof of premium payment, a declaration page confirming that Flood Insurance has been issued, or such other evidence of Flood Insurance reasonably satisfactory to the Collateral Agent;
(v)a survey of the Mortgaged Property showing all improvements, easements and other customary matters for which all necessary fees (where applicable) have been paid and which is complying in all material respects with the minimum detail

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requirements of the American Land Title Association and American Congress of Surveying and Mapping as such requirements are in effect on the date of preparation of such survey, certified to the Collateral Agent and the Title Insurance Company and in a form sufficient for the Title Insurance Company to delete the standard survey exception; and
(vi)if requested by the Collateral Agent and required to comply with the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, an appraisal of the Mortgaged Property.
Section 5.11.Guarantors
. If any Person shall have become a Restricted Subsidiary of the Borrower (other than an Excluded Subsidiary), then the Borrower, as applicable, shall, within 45 days thereafter (or such longer period of time as the Administrative Agent may agree in its sole discretion), cause such Restricted Subsidiary to (i) enter into a joinder agreement (a “Joinder Agreement”) in substantially the form of Exhibit J hereto, (ii) become a Grantor under the Security Agreement and enter into a Joinder Agreement (as defined in the Security Agreement) and (iii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements and certificates reasonably requested by the Administrative Agent or the Collateral Agent or required under the Loan Documents. If requested by the Administrative Agent, the Administrative Agent shall receive an opinion of counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any Joinder Agreement delivered pursuant to this Section 5.11, dated as of the date of such Joinder Agreement. ~~Notwithstanding anything to contrary in this Agreement, any Person that becomes a guarantor or obligor in respect of the obligations under the Secured Convertible Notes due 2025 and/or the Secured Notes due 2025 shall be required to become a Guarantor hereunder and a Grantor under the Security Agreement and take all actions required under this Section 5.11.~~
Section 5.12.Designation of Restricted and Unrestricted Subsidiaries
.
(a)The Borrower may designate any Subsidiary, including a newly acquired or created Subsidiary, to be an Unrestricted Subsidiary if it meets the following qualifications:
(i)such Subsidiary does not own any Equity Interests of any Obligor or any other Restricted Subsidiary;
(ii)any guarantee or other credit support thereof by any Obligor or any other Restricted Subsidiary is permitted under Section 6.01;
(iii)immediately before and after such designation, no Event of Default shall have occurred and be continuing or would result from such designation;

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(iv)no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “restricted subsidiary” or a “guarantor” (or any similar designation) for any other Material Indebtedness of the Obligors or their respective Restricted Subsidiaries; and
(v)at the time of and immediately after such designation, the Borrower shall be in compliance on a Pro Forma Basis with Section~~s~~ 7.01 and 7.02.
Once so designated, the Subsidiary will remain an Unrestricted Subsidiary, subject to subsection (b).
(b)Upon a Restricted Subsidiary becoming an Unrestricted Subsidiary,
(i)the designation of such Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the greater of (x) the Borrower or the Obligors’ investment therein or (y) the assets of such Subsidiary, and no Subsidiary may be designated as an Unrestricted Subsidiary unless ~~it is in compliance with Section 6.07~~such designation constitutes a “Permitted Investment” on a pro forma basis after giving effect to such designation;
(ii)all existing transactions between it and any Obligor or any Restricted Subsidiary will be deemed entered into at that time;
(iii)it is released at that time from the Loan Documents to which it is a party and all related security interests on its property shall be released; and
(iv)it will cease to be subject to the provisions of this Agreement as a Restricted Subsidiary.
(c)The Borrower may designate an Unrestricted Subsidiary to be a Restricted Subsidiary if the designation would not cause an Event of Default and, at the time of and immediately after such designation, the Borrower shall be in compliance on a Pro Forma Basis with Section~~s~~ 7.01 and 7.02. Upon an Unrestricted Subsidiary becoming, or being deemed to become, a Restricted Subsidiary pursuant to this Section 5.12(c),
(i)all of its Indebtedness will be deemed incurred at that time for purposes of Section 6.01;
(ii)all Liens on its property will be deemed incurred at that time for purposes of Section 6.02;
(iii)unless it is an Excluded Subsidiary, it shall be required to become a Guarantor pursuant to this Agreement within the time frame set forth in Section 5.11; and
(iv)it will thenceforward be subject to the provisions of this Agreement as a Restricted Subsidiary.

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(d)No Subsidiary may be designated as an Unrestricted Subsidiary if it owns or licenses on an exclusive basis any Material Intellectual Property at the date of designation. None of the Borrower nor any of the Restricted Subsidiaries may transfer legal title to, or license on an exclusive basis any Material Intellectual Property, to any Unrestricted Subsidiary. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the only transfers (including, without limitation, Investments, sales or other dispositions or Restricted Payments) by the Borrower and the Restricted Subsidiaries permitted to be made in or to Unrestricted Subsidiaries shall be transfers that are ~~not prohibited by Section 6.07~~Permitted Investments.
Section 5.13.Anti-Terrorism; Sanctions; Anti-Corruption.
(a)The Borrower and each of its Subsidiaries shall comply in all material respects with all applicable Anti-Terrorism Laws.
(b)The Borrower will maintain in effect policies and procedures designed to promote compliance by the Obligors, their Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with Anti-Corruption Laws.
Section 5.14. Post-Closing Requirements
. Not later than the dates set forth in Section 5.14 of the Borrower Disclosure Letter (or such later dates as the Administrative Agent shall agree in its sole discretion) or as otherwise required thereunder, the Loan Parties shall take the actions set forth on Section 5.14 of the Borrower Disclosure Letter.
Section 5.15.Amendment or Modification of the SPV Credit Agreements.
The Borrower shall furnish to the Administrative Agent prompt written notice of any amendment or modification (a) to the SPV II Credit Agreement, the SPV IV Credit Agreement, any Future SPV Credit Agreement or any Significant Indebtedness, in each case, to the extent such amendment or modification has the effect of increasing or decreasing the outstanding principal amount of such Indebtedness by an amount in excess of $300,000,000 and (b) to the SPV II Credit Agreement, SPV IV Credit Agreement, any Future SPV Credit Agreement or any purchase money Indebtedness (solely to the extent incurred for the purposes of the acquisition by the Borrower of graphics processing units servers) of the Borrower, in each case with respect to this clause (b), to the extent such amendment or modification with respect to such Indebtedness (1) has the direct effect of decreasing the cash balance of the Borrower by an amount in excess of $300,000,000 or (2) is materially adverse to the interests of the Lenders.

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ARTICLE 6
Negative Covenants
Until the Revolving Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and expenses and other amounts payable hereunder shall have been paid in full (other than contingent indemnification obligations for which no claim has been made) and the cancellation or expiration or Cash Collateralization of all Letters of Credit on terms reasonably satisfactory to the applicable Issuing Bank in an amount equal to the Agreed L/C Cash Collateral Amount (or other credit support reasonably satisfactory to the applicable Issuing Bank has been provided), the Borrower and each other Obligor covenants and agrees with the Agents and the Lenders that:
Section 6.01.Indebtedness
~~. The Borrower and each other Obligor will not, and will not permit any of its Restricted Subsidiaries to, create, incur or assume, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:~~
. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, incur any Indebtedness (including Acquired Indebtedness), unless on the date of such incurrence and after giving pro forma effect thereto (including pro forma application of the proceeds thereof) the Total Net Leverage Ratio would be no greater than 6.00 to 1.00 (“Ratio Debt”); provided that the aggregate amount of Ratio Debt incurred by non-Obligor Restricted Subsidiaries (other than any Existing SPV or any Future SPV) shall not exceed the greater of (a) $1,550,000,000 and (b) 30.0% of LTM EBITDA; provided, further that:
(i)other than any customary bridge facility with a maturity date of no longer than one year (so long as the Indebtedness into which such customary bridge facility is to be converted, or is to be exchanged for or otherwise replaces, complies with such requirement), (x) the maturity date of such Ratio Debt will be (a) in the case of Ratio Debt that is secured on a pari passu basis with the Obligations (which Ratio Debt will only be permitted to be so secured pursuant to clause (ff) of the definition of “Permitted Liens”), no earlier than the Maturity Date in effect on the date such Indebtedness is incurred and (b) in the case of Ratio Debt that is unsecured or secured on a junior basis to the Obligations, no earlier than the date that is 91 days after the Maturity Date in effect on the date such Indebtedness is incurred and (y) the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than that of the Loans, except to the extent of customary amortization payments in respect of a “term loan B” facility; provided that this clause (i) shall not apply to any Ratio Indebtedness incurred by any Existing SPV or Future SPV;
(ii) no Ratio Debt of an Obligor shall be guaranteed by any person other than a Guarantor; and
(iii) in the case of Ratio Debt that is secured by a Lien on any or all of the Collateral (which Ratio Debt may only be secured pursuant to clause (ff) of the

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definition of “Permitted Liens”), (i) the obligations in respect thereof shall not be secured by any Lien on any asset other than an asset constituting Collateral, (ii) the security agreements relating to such Ratio Debt shall be substantially similar in all material respects as the Collateral Documents (with such differences as are appropriate to reflect the nature of such Ratio Debt and are otherwise reasonably satisfactory to the Administrative Agent) and (iii) such Ratio Debt shall be subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent.
The foregoing provisions will not prohibit any of the following:
(a)Obligations of the Obligors under the Loan Documents;
(a)Indebtedness existing on the Amendment No. ~~3~~4 Effective Date and set forth in Section 6.01 of the Borrower Disclosure Letter and any refinancing, refundings, renewals or extensions thereof;
Indebtedness in respect of a Permitted Sale and Leaseback Transaction;
[reserved];
Guarantees by the Borrower or any Restricted Subsidiary of Indebtedness of the Borrower or any Restricted Subsidiary (other than any Existing SPV or Future SPV, unless such Existing SPV or Future SPV is a Guarantor) so long as the incurrence of such Indebtedness is permitted to be incurred pursuant to this Section 6.01; provided, that if the Indebtedness that is being guaranteed is unsecured and/or subordinated to the Obligations, the Guarantee shall also be unsecured and/or subordinated to the Obligations;
Indebtedness of the Borrower to any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary to the Borrower or any Restricted Subsidiary; provided that all such Indebtedness shall be unsecured; provided, further that:
(i)any subsequent issuance or transfer of Equity Interests or any other event which results in any such Indebtedness being held by a Person other than the Borrower or a Restricted Subsidiary, and
(ii)any sale or other transfer of any such Indebtedness to a Person other than the Borrower or a Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Borrower or such Restricted Subsidiary, as the case may be and shall not be deemed incurred under this clause (f);
Indebtedness represented by (1) the Senior Notes, including any Guarantee thereof, (2) any Indebtedness (other than Indebtedness incurred pursuant to clauses (a) and (j)(1) above) outstanding on the Amendment No. 4 Effective Date and any Guarantees thereof (including, for the avoidance of doubt and without limitation, any Guarantee of Indebtedness under the SPV II Credit Agreement and the SPV IV Credit Agreement) in the case of any such Indebtedness with

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an aggregate principal or committed amount in excess of $250,000,000 (other than in the case of any such Indebtedness of any Existing SPV), as set forth on Schedule 6.01 of the Borrower Disclosure Letter, (3) Refinancing Indebtedness (including with respect to the Senior Notes and any Guarantee thereof) incurred in respect of any Indebtedness pursuant to this clause (g) or clauses (e), (h) or (m) of this Section 6.01 or incurred as Ratio Debt pursuant to the lead in to this Section 6.01, and (4) Management Advances;
Indebtedness (including Acquired Indebtedness) of (x) the Borrower or any Restricted Subsidiary incurred or issued to finance an acquisition or Investment or (y) Persons that are acquired by the Borrower or any Restricted Subsidiary or merged into, amalgamated or consolidated with the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement (including designating an Unrestricted Subsidiary as a Restricted Subsidiary) (together, “Acquisition Debt”); provided that such Indebtedness is in an aggregate amount not to exceed (i) the greater of $1,292,000,000 and 25.0% of LTM EBITDA at the time of incurrence, plus (ii) unlimited additional Indebtedness if after giving pro forma effect to such acquisition, merger, amalgamation or consolidation, either
(iii)the Borrower would be permitted to incur at least $1.00 of additional Ratio Debt; or
(iv)the Total Net Leverage Ratio would not be higher, in each case, than it was immediately prior to such acquisition, merger, amalgamation or consolidation and, solely to the extent such Indebtedness constitutes Secured Indebtedness, the Secured Net Leverage Ratio would not be higher, in each case, than it was immediately prior to such acquisition, merger, amalgamation or consolidation;
(v) such Indebtedness constitutes Acquired Indebtedness (other than Indebtedness incurred in contemplation of the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was otherwise acquired by the Borrower or a Restricted Subsidiary); provided that, in the case of this clause (C), the only obligors with respect to such Indebtedness shall be those Persons who were obligors of such Indebtedness prior to such acquisition, merger, amalgamation or consolidation;
provided, further that, other than with respect to Acquired Indebtedness:
(x) other than any customary bridge facility with a maturity date of no longer than one year (so long as the Indebtedness into which such customary bridge facility is to be converted, or is to be exchanged for or otherwise replaces, complies with such requirement), (1) the maturity date of such Acquisition Debt will be (i) in the case of Acquisition Debt that is secured on a pari passu basis with the Obligations, no earlier than the Maturity Date in effect on the date such Indebtedness is incurred and (ii) in the case of Acquisition Debt that is unsecured or secured on a junior basis to the Obligations, no earlier than the date that is 91 days after the Maturity Date in effect on the date such Indebtedness is incurred and (2) the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than that of the Loans, except to the extent of customary

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amortization payments in respect of a “term loan B” facility; provided that this clause (x) shall not apply to any Acquisition Debt incurred by any Existing SPV or Future SPV;
(y) no Acquisition Debt of an Obligor shall be guaranteed by any person other than a Guarantor; and
(z) in the case of Acquisition Debt that is secured by a Lien on any or all of the Collateral (which Acquisition Debt will only be permitted to be so secured pursuant to clause (ff) of the definition of “Permitted Liens”), (i) the obligations in respect thereof shall not be secured by any Lien on any asset other than an asset constituting Collateral, (ii) the security agreements relating to such Acquisition Debt shall be substantially similar in all material respects as the Collateral Documents (with such differences as are appropriate to reflect the nature of such Ratio Debt and are otherwise reasonably satisfactory to the Administrative Agent) and (iii) such Acquisition Debt shall be subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent;
provided, further that the aggregate amount of Acquisition Debt (other than Acquired Indebtedness) incurred by non-Obligor Restricted Subsidiaries (other than any Existing SPV or any Future SPV) under this clause (h) of this Section 6.01 shall not exceed the greater of (a) $1,550,000,000 and (b) 30.0% of LTM EBITDA;
Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes);
~~(c)~~ (i) Capital Lease Obligations, purchase money Indebtedness and loans incurred to acquire or improve equipment or other physical plant or real property of the Borrower or any Restricted Subsidiary, and any Refinancing Indebtedness in respect thereof; provided that (A) such Indebtedness does not exceed the purchase price plus expenses of the asset or assets acquired (or the improvement thereon, as applicable) and (B) any Lien that secures such Indebtedness does not apply to any other property or assets of the Borrower or its Restricted Subsidiaries; and (ii) Indebtedness incurred to finance or refinance the acquisition, leasing, construction, installation or improvement of property, plant or equipment assets (including any customary non-recourse carve-out guaranty required in connection with any such financing), provided (A) the terms of such Indebtedness shall provide, in the event of a default by any Obligor or any Restricted Subsidiary thereunder, that the creditor’s sole remedy is against the property, plant, or equipment assets the acquisition, leasing, construction, installation or improvement thereof was financed or refinanced by such Indebtedness, and such creditor shall have no recourse against any Obligor, any Restricted Subsidiary or any other Subsidiary of the Borrower for any amounts owed to such creditor (even if the assets securing such Indebtedness do not cover the full value of the defaulted amount), other than customary non-recourse carve-out guarantees, and (B) the borrower of such Indebtedness shall be a bankruptcy remote special purpose entity;

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~~(d) Indebtedness of (i) any Restricted Subsidiary to any Obligor or to any other Restricted Subsidiary or (ii) any Obligor to any other Obligor or any other Restricted Subsidiary; provided that all such Indebtedness shall be unsecured;~~
Indebtedness in respect of (i) workers’ compensation claims, health, disability or other employee benefits, property, casualty or liability insurance, self-insurance obligations, customer guarantees, performance, indemnity, surety, judgment, bid, appeal, advance payment (including progress premiums), customs, value added or other tax or other guarantees or other similar bonds, instruments or obligations, completion guarantees and warranties or relating to liabilities, obligations or guarantees incurred in the ordinary course of business or consistent with past practice; (ii) the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or consistent with past practice; (iii) customer deposits and advance payments (including progress premiums) received from customers for goods or services purchased in the ordinary course of business or consistent with past practice; (iv) letters of credit, bankers’ acceptances, discounted bills of exchange, discounting or factoring of receivables or payables for credit management purposes, warehouse receipts, guarantees or other similar instruments or obligations issued or entered into, or relating to liabilities or obligations incurred in the ordinary course of business or consistent with past practice; (v) Cash Management Obligations; and (vi) Settlement Indebtedness;
~~(e)~~ Indebtedness ~~incurred by the Borrower or any Restricted Subsidiary~~ arising from agreements providing for guarantees, indemnification, obligations in respect of earn-outs, deferred purchase price or other adjustments of purchase price or, in each case, similar obligations ~~(including, Indebtedness consisting of the deferred purchase price of property or services acquired in an Acquisition permitted hereunder, earnouts and holdbacks), or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of the Borrower or any such Restricted Subsidiary pursuant to such agreements,~~, in each case, incurred or assumed in connection with the ~~A~~acquisition~~s and investments or permitted~~or disposition~~s~~ of any business ~~or~~, assets, a Person (including ~~stock~~any Equity Interests of a Subsidiary) or Investment (other than Guarantees of Indebtedness incurred by any Person acquiring or disposing of such business, assets, Person or Investment for the purpose of financing such acquisition or disposition);
~~(f) Indebtedness in respect of any Hedging Transaction entered into for the purpose of hedging risks associated with the operations of the Obligors and their respective Subsidiaries in the ordinary course of business and not for speculative purposes;~~
Indebtedness in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness incurred pursuant to this clause and then outstanding, will not exceed 100.0% of the net cash proceeds received by the Borrower from the issuance or sale (other than to a Restricted Subsidiary) of its Equity Interests or otherwise contributed to the equity (in each case, other than through the issuance of Disqualified Equity Interests, Designated Preferred Stock or an Excluded Contribution from a Restricted Subsidiary) of the Borrower, in each case, subsequent to the Amendment No. 4 Effective Date, and any Refinancing Indebtedness in respect thereof; provided, however, that (i) any such net cash

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proceeds that are so received or contributed shall not increase the amount available for making Restricted Payments to the extent the Borrower and its Restricted Subsidiaries incur Indebtedness in reliance thereon and (ii) any net cash proceeds that are so received or contributed shall be excluded for purposes of incurring Indebtedness pursuant to this clause to the extent such net cash proceeds or cash have been applied to make Restricted Payments;
~~(g)~~ Indebtedness of ~~the Obligors and their respective Restricted Subsidiaries which may be deemed to exist pursuant to any Guarantees, performance, statutory or similar obligations (including in connection with workers’ compensation) or obligations in respect of letters of credit, surety bonds, bank guarantees or similar instruments related thereto incurred in the ordinary course of business, or pursuant to any appeal obligation, appeal bond or letter of credit in respect of judgments that do not constitute an Event of Default under clause (j) of Section 9.01;~~Non-Guarantors in an aggregate amount not to exceed the greater of (a) $1,292,000,000 and (b) 25.0% of LTM EBITDA at the time of incurrence, and any Refinancing Indebtedness in respect thereof;
(a) Indebtedness issued by the Borrower or any of its Subsidiaries to any future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any Parent Entity, in each case to finance the purchase or redemption of Equity Interests of the Borrower or any Parent Entity that is not prohibited by Section 6.04 hereof and (b) Indebtedness consisting of obligations under deferred compensation or any other similar arrangements incurred in the ordinary course of business, consistent with past practice or in connection with the Transactions, any Investment or any acquisition (by merger, consolidation, amalgamation or otherwise);
~~(h) Guarantees by the Borrower of Indebtedness of a Restricted Subsidiary or Guarantees by a Restricted Subsidiary of Indebtedness of the Borrower or any Restricted Subsidiary with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01; provided, that if the Indebtedness that is being guaranteed is unsecured and/or subordinated to the Obligations, the Guarantee shall also be unsecured and/or subordinated to the Obligations;~~
~~(i) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the date hereof, and refinancing of such Indebtedness in respect thereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) and (ii) if such Indebtedness is (A) secured on a pari passu basis with the Obligations, the Secured Net Leverage Ratio (after giving effect to such Indebtedness on a Pro Forma Basis) shall not exceed 4.00 to 1.00 for the most recently ended Test Period; (B) secured on a junior basis to the Obligations, the Secured Net Leverage Ratio (after giving effect to such Indebtedness on a Pro Forma Basis) shall not exceed 4.50 to 1.00 for the most recently ended Test Period; (C) unsecured (or secured solely to the extent permitted by Section 6.02(m)) on a pari passu basis with the Obligations, the Total Net Leverage Ratio (after giving effect to such Indebtedness on a Pro Forma Basis) shall not~~

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~~exceed 5.00 to 1.00 for the most recently ended Test Period; and (D) unsecured (or secured solely to the extent permitted by Section 6.02(m)) on a junior basis to the Obligations, the Total Net Leverage Ratio (after giving effect to such Indebtedness on a Pro Forma Basis) shall not exceed 5.50 to 1.00 for the most recently ended Test Period;~~
~~(j) Permitted Incremental Equivalent Debt and Refinancing Indebtedness in respect thereof;~~
~~(k) (i) Indebtedness owing to insurance companies to finance~~Indebtedness of the Borrower or any of its Restricted Subsidiaries consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case ~~under clause (i) or (ii),~~incurred in the ordinary course of business or consistent with past practice;
Indebtedness in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness incurred pursuant to this clause and then outstanding, will not exceed the greater of (i) $1,550,000,000 and (ii) 30.0% of LTM EBITDA and any Refinancing Indebtedness in respect thereof;
Indebtedness permitted pursuant to Section 6.09;
any obligation, or guaranty of any obligation, of the Borrower or any Restricted Subsidiary to reimburse or indemnify a Person extending credit to customers of the Borrower or a Restricted Subsidiary incurred in the ordinary course of business or consistent with past practice for all or any portion of the amounts payable by such customers to the Person extending such credit;
Indebtedness to a customer to finance the acquisition of any equipment necessary to perform services for such customer; provided that the terms of such Indebtedness are consistent with those entered into with respect to similar Indebtedness prior to the Effective Date, including that (i) the repayment of such Indebtedness is conditional upon such customer ordering a specific amount of goods or services and (ii) such Indebtedness does not bear interest or provide for scheduled amortization or mature prior to the date that is 91 days after the Maturity Date;
Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries to the extent that the net proceeds thereof are promptly deposited with the Agent to satisfy or discharge the Senior Notes or exercise the Borrower’s legal defeasance or covenant defeasance, in each case, in accordance with this Agreement and the 2025 Senior Notes Indenture or 2025A Senior Notes Indenture as applicable;
[reserved];
Unsecured Capital Lease Obligations;
obligations in respect of Disqualified Equity Interests in an aggregate amount not to exceed the greater of (a) $130,000,000 and (b) 2.5% of LTM EBITDA outstanding at the time of incurrence, and any Refinancing Indebtedness in respect thereof;

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~~(l)~~ Indebtedness under or in connection with (i) any commercial credit card program, (ii) purchasing or “p-card” program or (iii) similar programs, in each case, arising in the ordinary course of business or consistent with past practice;
~~(m) Indebtedness consisting of incentive, non-compete, consulting, deferred compensation or other similar arrangements entered into in the ordinary course of business with an officer or employee of any Obligor or its Subsidiaries;~~
~~(n) Indebtedness in respect of treasury, cash management and netting services, automatic clearinghouse arrangements, overdraft protections and otherwise in connection with securities accounts and deposit accounts, in each case, incurred in the ordinary course of business;~~
~~(o) Indebtedness in respect of letters of credit, bank guarantees or similar instruments issued to support performance obligations and trade letters of credit (other than obligations in respect of other Indebtedness) in the ordinary course of business and consistent with past practice;~~
~~(p) other unsecured Indebtedness not permitted by the foregoing in an aggregate principal amount outstanding at any one time not exceeding the greater of $412,500,000 and 75% of Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date; provided that such Indebtedness shall rank junior to the Obligations hereunder;~~
~~(q) Indebtedness in respect of letters of credit or bankers’ acceptances;~~
~~(r) [reserved];~~
~~(s)~~ Indebtedness ~~of~~incurred by the Borrower ~~constituting a guarantee of indebtedness of SPV II under the SPV II Credit Agreement and SPV IV under the SPV IV Credit Agreement, provided that (i) such guarantees shall not be secured by any Lien other than a Lien incurred pursuant to clause (r) of Section 6.02 and (ii) no Default or Event of Default shall exist or would result~~ or any Restricted Subsidiary for the benefit of Joint Ventures in an aggregate amount not to exceed the greater of (a) $775,000,000 and (b) 15.0% of LTM EBITDA at the time of incurrence and any Refinancing Indebtedness in respect thereof~~rom~~;
~~(t)~~ Indebtedness constituting a Guarantee of Indebtedness of any Restricted Subsidiary of the Borrower ~~constituting a guarantee of indebtedness of any Unrestricted Subsidiary~~ (including any Existing SPV or Future SPV) (other than any Indebtedness incurred in respect of the OpenAI Contract) and any Refinancing Indebtedness in respect thereof, provided that ~~(i) such guarantee shall not be secured by any Lien other than a Lien incurred pursuant to clause (r) of Section 6.02 , (ii) if,~~ at the time such ~~g~~Guarantee is ~~entered into,~~incurred (1) such ~~i~~Indebtedness being ~~g~~Guaranteed ~~has a~~shall have an LTV Ratio of no greater than (~~A)~~i) 90.0%, ~~so long as~~if a material portion of the contracts of such ~~Unrestricted~~ Subsidiary (including any Existing SPV or Future SPV) ~~being guaranteed by such Indebtedness~~shall consist of contracts with (or contracted revenue from) entities which have an Investment Grade Rating or (~~B)~~ii) 75.0%, ~~so long as a material portion of the contracts with (or contracted revenue from) entities which do not have an~~

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~~Investment Grade Rating~~if subclause (i) does not apply, (~~iii~~2) the Indebtedness guaranteed under this clause (~~t~~aa) ~~must~~shall not mature prior to the date that ~~it~~ is at least ~~eighteen (~~91~~8) months~~ days after the Maturity Date in effect on the date such ~~i~~Indebtedness is ~~created~~incurred, except with regards to the SPV II Credit Agreement, SPV IV Credit Agreement, SPV VII Credit Agreement and SPV VI Dell Financing Agreement and (~~iv~~3) no Default ~~of~~or Event of Default shall exist or result therefrom~~. It is agreed and understood that the requirements set forth in subclause~~ ;
(b) ~~(ii) of this clause (t) shall be deemed satisfied with respect to any~~Indebtedness constituting a ~~g~~Guarantee of Indebtedness of  ~~one or more Unrestricted Subsidiaries~~any Restricted Subsidiary of the Borrower (including any Existing SPV or Future SPV) incurred in respect of the OpenAI ~~AI Contract so long as (1) any~~Contract and any Refinancing Indebtedness in respect thereof, provided that (i) at the time such Guarantee is incurred, such Indebtedness ~~so incurred by one or more Unrestricted Subsidiaries has a~~being Guaranteed shall have (A) an LTV Ratio of no greater than 75.0% ~~(or (i) to the extent~~, if OpenAI ~~AI~~ OpCo LLC (or its ~~p~~Parent ~~e~~Entity or a ~~s~~Subsidiary thereof) does not have an Investment Grade Rating or (B) an LTV Ratio of no greater than 90.0%, if OpenAI OpCo LLC (or its Parent Entity or a Subsidiary thereof) has an Investment Grade Rating, ~~such Indebtedness has a LTV Ratio of no greater than 90% or (ii) to the extent such Indebtedness solely consists of Equipment Indebtedness, such Indebtedness has a~~or (C) an LTC Ratio of no greater than 100.0%~~)~~, if the Indebtedness being Guaranteed consists solely of Equipment Indebtedness and (~~2~~ii) the aggregate principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries in respect of the Open AI Contract is equal to or less than $7,000,000,000;
~~(u) Senior Note Indebtedness and unsecured Convertible Indebtedness in an aggregate principal amount outstanding at any time not exceeding an amount equal to (i) $1,500,000,000 plus (ii) an amount such that, at the time of incurrence thereof and immediately after giving effect thereto on a Pro Forma Basis (and without netting the cash proceeds thereof in determining such leverage ratio), the Total Net Leverage Ratio would not exceed 6.00 to1.00 for the most recently ended Test Period;~~
~~(v) payment and performance guarantees of the Borrower and its Restricted Subsidiaries in the ordinary course of business primarily guaranteeing payment and performance of contractual obligations of the Borrower, its Subsidiaries or a Joint Venture to a third party and not for the purpose of guaranteeing payment of Indebtedness;~~
~~(w) to the extent constituting Indebtedness, any Indebtedness consisting of (i) obligations to purchase Series C Preferred Stock (as defined in the Series C Put Option Agreement) from Investors (as defined in the Series C Put Option Agreement) as required pursuant to the terms of the Series C Put Option Agreement and (ii) any Put Note; and~~
~~(x)~~ Permitted Incremental Equivalent Debt and Refinancing Indebtedness in ~~connection with any Permitted Securitization~~respect thereof; and
~~(y) Indebtedness arising only if, and to extent, a Permitted Designated Receivables Sale is determined not to be a “true sale”;~~

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~~(z) Indebtedness of the Borrower consisting of Capital Lease Obligations to Technology Finance Corporation and/or its Affiliates and assigns in an aggregate amount outstanding at any time not exceeding $14,621,750.01; and~~
~~(aa)~~ other unsecured ~~or secured~~ Indebtedness ~~of the Borrower and its Restricted Subsidiaries~~not permitted by the foregoing in an aggregate principal amount outstanding at any one time not exceeding the greater of $41~~6~~2,5~~,0~~00,000 and ~~30~~75% of ~~Consolidated Adjusted~~LTM EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date; provided that such Indebtedness shall rank junior to the Obligations hereunder.
For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness incurred pursuant to and in compliance with, this Section 6.01:
(1)in the event that all or any portion of any item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in Section 6.01 hereof, the Borrower, in its sole discretion, shall classify, and may from time to time reclassify, such item of Indebtedness (or any portion thereof) and only be required to include the amount and type of such Indebtedness in Section 6.01 hereof or one or more of the clauses of Section 6.01 hereof;
(2)additionally, all or any portion of any item of Indebtedness may later be reclassified as having been incurred pursuant to any type of Indebtedness described in Section 6.01 hereof so long as such Indebtedness is permitted to be incurred pursuant to such provision and any related Liens are permitted to be incurred at the time of reclassification (it being understood that any Indebtedness incurred pursuant to one or more of the clauses of Section 6.01 hereof shall cease to be deemed incurred or outstanding for purposes of such clause but shall be deemed incurred for the purposes of Section 6.01 hereof from and after the first date on which the Borrower or its Restricted Subsidiaries could have incurred such Indebtedness under Section 6.01 hereof without reliance on such clause); provided that (x) Indebtedness represented by Senior Notes may only be incurred pursuant to Section 6.01(g)(1) and (y) Hedging Obligations may only be incurred pursuant to Section 6.01(i);
(3)all Indebtedness under the Credit Agreement shall be deemed incurred under Section 6.01(a) hereof;
(4)in the case of any Refinancing Indebtedness, when measuring the outstanding amount of such Indebtedness, such amount shall not include the aggregate amount of accrued and unpaid interest, dividends, premiums (including tender premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with such refinancing;
(5)Guarantees of, or obligations in respect of letters of credit, bankers’ acceptances or other similar instruments relating to, or Liens securing, Indebtedness that is

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otherwise included in the determination of a particular amount of Indebtedness shall not be included;
(6)if obligations in respect of letters of credit, bankers’ acceptances or other similar instruments are incurred pursuant to any Credit Facility and are being treated as incurred pursuant to any clause of Section 6.01 hereof and the letters of credit, bankers’ acceptances or other similar instruments relate to other Indebtedness, then such other Indebtedness shall not be included;
(7)the principal amount of any Disqualified Equity Interests of the Borrower or a Restricted Subsidiary, or Preferred Stock of a Restricted Subsidiary, will be equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof;
(8)Indebtedness permitted by this Section 6.01 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this Section 6.01 permitting such Indebtedness;
(9)for all purposes under this Agreement, including for purposes of calculating the Secured Net Leverage Ratio or the Total Net Leverage Ratio, as applicable, in connection with the incurrence, issuance or assumption of any Indebtedness pursuant to this Section 6.01 or the incurrence or creation of any Lien pursuant to the definition of “Permitted Liens,” the Borrower may elect, at its option (which election can be revoked by the Borrower at its option at any time), to treat all or any portion of the committed amount of any Indebtedness (and the issuance and creation of letters of credit and bankers’ acceptances thereunder) which is to be incurred (or any commitment in respect thereof) or secured by such Lien, as the case may be (any such committed amount elected until revoked, the “Reserved Indebtedness Amount”), as being incurred as of such election date, and, if the Secured Net Leverage Ratio, the Total Net Leverage Ratio or other provision of this Agreement, as applicable, is complied with (or satisfied) with respect thereto on such election date, any subsequent borrowing or reborrowing thereunder (and the issuance and creation of letters of credit and bankers’ acceptances thereunder) will be deemed to be permitted under this Section 6.01 or the definition of “Permitted Liens,” as applicable, whether or not the Secured Net Leverage Ratio, the Total Net Leverage Ratio or other provision of this Agreement, as applicable, at the actual time of any subsequent borrowing or reborrowing (or issuance or creation of letters of credit or bankers’ acceptances thereunder) is complied with (or satisfied) for all purposes (including as to the absence of any continuing Default or Event of Default); provided that for purposes of subsequent calculations of the Secured Net Leverage Ratio, the Total Net Leverage Ratio or other provision of this Agreement, as applicable, the Reserved Indebtedness Amount shall be deemed to be outstanding, whether or not such amount is

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actually outstanding, for so long as such commitments are outstanding or until the Borrower revokes an election of a Reserved Indebtedness Amount;
(10)when calculating the availability under any basket or ratio under this Agreement or compliance with any provision of this Agreement in connection with any Limited Condition Transaction and any actions or transactions related thereto (including acquisitions, Investments, the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, repayments, Restricted Payments and Asset Sales), in each case, at the option of the Borrower (the Borrower’s election to exercise such option, an “LCT Election”), the date of determination for availability under any such basket or ratio and whether any such action or transaction is permitted (or any requirement or condition therefor is complied with or satisfied (including as to the absence of any continuing Default or Event of Default)) under this Agreement shall be deemed to be the date (the “LCT Test Date”) either (a) the definitive agreement for such Limited Condition Transaction is entered into (or, if applicable, the date of delivery of an irrevocable declaration of a Restricted Payment or similar event) or (b) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer (or equivalent announcement in another jurisdiction) (an “LCT Public Offer”) in respect of a target of a Limited Condition Transaction and, in each case, if, after giving pro forma effect to the Limited Condition Transaction and any actions or transactions related thereto (including acquisitions, Investments, the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, repayments, Restricted Payments and Asset Sales) and any related pro forma adjustments, the Borrower or any of its Restricted Subsidiaries would have been permitted to take such actions or consummate such transactions on the relevant LCT Test Date in compliance with such ratio, test or basket (and any related requirements and conditions), such ratio, test or basket (and any related requirements and conditions) shall be deemed to have been complied with (or satisfied) for all purposes (in the case of Indebtedness, for example, whether such Indebtedness is committed, issued, assumed or incurred at the LCT Test Date or at any time thereafter); provided, that (a) if financial statements for one or more subsequent fiscal quarters shall have become available, the Borrower may elect, in its sole discretion, to redetermine all such ratios, tests or baskets on the basis of such financial statements, in which case, such date of redetermination shall thereafter be the applicable LCT Test Date for purposes of such ratios, tests or baskets and (b) except as contemplated in the foregoing clause (a), compliance with such ratios, test or baskets (and any related requirements and conditions) shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction and any actions or transaction related thereto (including acquisitions, Investments, the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, repayments, Restricted Payments and

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Asset Sales). For the avoidance of doubt, if the Borrower has made an LCT Election: (1) if any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would at any time after the LCT Test Date have been exceeded or otherwise failed to have been complied with as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in LTM EBITDA or Total Assets of the Borrower or the Person subject to such Limited Condition Transaction, such baskets, tests or ratios will not be deemed to have been exceeded or failed to have been complied with as a result of such fluctuations; (2) if any related requirements and conditions (including as to the absence of any continuing Default or Event of Default) for which compliance or satisfaction was determined or tested as of the LCT Test Date would at any time after the LCT Test Date not have been complied with or satisfied (including due to the occurrence or continuation of an Default or Event of Default), such requirements and conditions will not be deemed to have been failed to be complied with or satisfied (and such Default or Event of Default shall be deemed not to have occurred or be continuing); and (3) in calculating the availability under any ratio, test or basket in connection with any action or transaction unrelated to such Limited Condition Transaction following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or date for redemption, purchase or repayment specified in an irrevocable notice for such Limited Condition Transaction is terminated, expires or passes (or, if applicable, the irrevocable notice is terminated, expires or passes or, as applicable, the offer in respect of an LCT Public Offer for, such acquisition is terminated), as applicable, without consummation of such Limited Condition Transaction, any such ratio, test or basket shall be determined or tested giving pro forma effect to such Limited Condition Transaction and any actions or transactions related thereto;
(11)notwithstanding anything in this Section 6.01 to the contrary, in the case of any Indebtedness incurred to refinance Indebtedness initially incurred in reliance on any clause of Section 6.01 hereof measured by reference to a percentage of LTM EBITDA at the time of incurrence, if such refinancing would cause the percentage of LTM EBITDA restriction to be exceeded if calculated based on the percentage of LTM EBITDA on the date of such refinancing, such percentage of LTM EBITDA restriction shall not be deemed to be exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, plus accrued and unpaid interest, dividends, premiums (including tender premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) in connection with such refinancing; and
(12)the amount of Indebtedness issued at a price that is less than the principal amount thereof will be equal to the amount of the liability in respect thereof determined in accordance with GAAP.

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Accrual of interest, accrual of dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest in the form of additional Indebtedness, the payment of dividends in the form of additional shares of Preferred Stock or Disqualified Equity Interests or the reclassification of commitments or obligations not treated as Indebtedness due to a change in GAAP, will not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01.
If at any time an Unrestricted Subsidiary becomes a Restricted Subsidiary, any Indebtedness of such Unrestricted Subsidiary shall be deemed to be incurred by a Restricted Subsidiary as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under this Section 6.01, the Borrower shall be in default of this Section 6.01).
For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (a) the principal amount of such Indebtedness being refinanced plus (b) the aggregate amount of accrued and unpaid interest, dividends, premiums (including tender premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with such refinancing.
Notwithstanding any other provision of this Section 6.01, the maximum amount of Indebtedness that the Borrower or a Restricted Subsidiary may incur pursuant to this Section 6.01 shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.
For purposes of this Agreement, unsecured Indebtedness shall not be treated as subordinated or junior to Secured Indebtedness merely because it is unsecured.
In the case of any Refinancing Indebtedness (including successive refinancings thereof) in respect of Indebtedness incurred pursuant to this Section 6.01 (“Refinanced Indebtedness”), the relevant Refinancing Indebtedness shall be deemed to continue to consume capacity under the basket under which the Refinancing Indebtedness was originally incurred in an amount equal to the outstanding amount of such Refinanced Indebtedness.
Section 6.02.Liens

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. The Borrower ~~and each other Obligor will~~shall not, and ~~will~~shall not permit any ~~of its~~ Restricted Subsidiar~~ies~~y to, directly or indirectly, create, incur~~, assume~~  or permit to exist any Lien ~~on any property or asset now owned or hereafter acquired by it except:~~(except Permitted Liens) that secures obligations under any Indebtedness or any related guarantee, on any asset or property of the Borrower or any Restricted Subsidiary.
With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness. The “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms, accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies or increases in the value of property securing Indebtedness.
~~(a) Permitted Encumbrances;~~
~~(b) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Section 6.02 of the Borrower Disclosure Letter and any modifications, renewals and extensions thereof and any Lien granted as a replacement or substitute therefor; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary (other than any property or assets required to be subject to such Liens as of the Effective Date and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender) and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any Refinancing Indebtedness in respect thereof;~~
~~(c) [reserved];~~
~~(d) Liens on fixed or capital assets acquired, developed, constructed, restored, replaced, rebuilt, maintained, upgraded or improved (including any such asset made the subject of a Capital Lease Obligation) by the Borrower or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness permitted under Section 6.01(c), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, developing, constructing, restoring, replacing, rebuilding, maintaining, upgrading or improving such fixed capital assets plus expenses, and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary (other than any replacements of such property or assets, additions and accessions thereto and the products and proceeds thereof, customary security deposits in respect thereof, and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender);~~

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~~(e) licenses or sublicenses and leases or subleases granted to others in the ordinary course of business not interfering in any material respect with the business of the Obligors or any of their respective Subsidiaries;~~
~~(f) the interest and title of a lessor under any lease, license, sublease or sublicense entered into by the Borrower or any Restricted Subsidiary in the ordinary course of its business and other statutory and common law landlords’ Liens under leases;~~
~~(g) in connection with the sale or transfer of any assets in a transaction not prohibited hereunder, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;~~
~~(h) in the case of any Joint Venture, any put and call arrangements related to its Equity Interests set forth in its organizational documents or any related Joint Venture or similar agreement, in each case, in favor of the other parties to such Joint Venture;~~
~~(i) Liens on insurance policies and proceeds securing Indebtedness to finance insurance premiums owing in the ordinary course of business to the extent such financing is not prohibited hereunder;~~
~~(j) Liens on earnest money deposits of Cash or Cash Equivalents made in connection with any Acquisition not prohibited hereunder;~~
~~(k) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to Cash and Cash Equivalents on deposit in one or more accounts maintained by the Borrower or any Restricted Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank or banks with respect to cash management and operating account arrangements;~~
~~(l) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements not otherwise prohibited hereunder with the Borrower or any Restricted Subsidiaries in the ordinary course of business;~~
~~(m) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or assets of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not apply to any other property or assets of any Obligor or any Restricted Subsidiary (other than property or assets required to be subject to such Lien immediately prior to the time of such acquisition and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender), and (iii) such Lien secures only (x) those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be and (y) any Refinancing Indebtedness with respect thereto;~~

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~~(n) Liens on cash deposits in respect of rental agreements in the ordinary course of business;~~
~~(o) Liens securing the Obligations;~~
~~(p) Liens securing Indebtedness incurred pursuant to Section 6.01(i) or Section 6.01(j); provided that the Obligations shall be equally and ratably secured (or secured on a senior basis) by the collateral securing such Indebtedness on terms reasonably satisfactory to the Administrative Agent;~~
~~(q) [reserved];~~
~~(r) Liens on (1) any Equity Interests of (i) SPV II securing obligations of the Borrower under the SPV II Parent Guarantee, (ii) SPV IV securing obligations of the Borrower under the SPV IV Parent Guarantee and (iii) any Unrestricted Subsidiary (including any Future SPV) and (2) Pledged SPV Indebtedness, in each case, securing Indebtedness of the Borrower permitted under Sections 6.01(s) and (t), together with associated collateral related to the foregoing;~~
~~(s) Liens on cash pledged to secure obligations in respect of letters of credit or bankers’ acceptances permitted under Section 6.01(q);~~
~~(t) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business;~~
~~(u) Liens on goods in favor of customs and revenues authorities imposed by applicable law arising in the ordinary course of business in connection with the importation of such goods;~~
~~(v) Liens arising in the ordinary course of business by operation of law under Article 2 of the UCC in favor of a reclaiming seller of goods or buyer of goods;~~
~~(w) Liens on securities that are the subject of repurchase agreements permitted hereunder;~~
~~(x) Liens on amounts deposited to secure obligations in connection with the making or entering into of bids, tenders, agreements or leases in the ordinary course of business and not in connection with the borrowing of money;~~
~~(y) Liens securing obligations under any Swap Agreement; provided that aggregate amount of obligations (other than under any Secured Hedge Agreement) shall not exceed $25,000,000 at any time;~~
~~(z) Liens granted in connection with any Permitted Securitization on the Securitization Assets sold pursuant thereto (together with all collections and other proceeds thereof and any collateral securing the payment thereof), all right, title and interest in and to the lockboxes and other collection accounts in which proceeds of such receivables are deposited, the rights under the documents executed in connection with such Permitted Securitization and in the Equity Interests issued by any Eligible Special Purpose Entity;~~

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~~(aa) Liens granted in connection with any Permitted Designated Receivables Sale on the receivables sold pursuant thereto (together with all collections and other proceeds thereof and any collateral securing the payment thereof), all right, title and interest in and to the lockboxes and other collection accounts in which proceeds of such receivables are deposited, and the rights under the documents executed in connection with such Permitted Designated Receivables Sale;~~
~~(bb) Liens securing Indebtedness incurred pursuant to Section 6.01(aa) or 6.01(u)(i); provided that any such Liens on the Collateral shall be equally and ratably secured (or secured on a junior basis) to the Liens securing the Obligations on terms reasonably satisfactory to the Administrative Agent;~~
~~(cc) Liens in favor of the Borrower, any Obligor or, if granted by any non-Obligor, any Restricted Subsidiary; and~~
~~(dd) Liens on assets (and associated collateral) required to be contributed to licensors, lessors and other similar parties pursuant to colocation agreements, leases and other similar agreements, which assets (and associated collateral) relate to the build-out of the premises subject to such colocation agreements, leases and other similar agreements.~~
Section 6.03.Fundamental Changes; Asset Sales; Conduct of Business
.
~~(a) The Borrower and each other Obligor will not, and will not permit any of its Restricted Subsidiaries to, (x) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, (y) sell, transfer, lease, enter into any sale-leaseback transactions with respect to, or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of the Obligors and their respective Restricted Subsidiaries, taken as a whole, or all or substantially all of the Equity Interests of any of its Restricted Subsidiaries (in each case, whether now owned or hereafter acquired), or (z) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that:~~
~~(i) any Subsidiary or any other Person may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving entity;~~
The Borrower and will not consolidate with or merge with or into or convey, transfer or lease all or substantially all its assets, in one transaction or a series of related transactions to any Person, unless:
(1)the Borrower is the surviving Person or the resulting, surviving or transferee Person (the “Successor Borrower”) will be a Person organized or existing under the laws of the jurisdiction of the Borrower or the United States of America, any State of the United States or the District of Columbia or any territory thereof and the Successor Borrower (if not the Borrower) will expressly assume all the Obligations of the Borrower under the Loan Documents (including the Collateral Documents) pursuant to documents and instruments reasonably satisfactory to the Administrative Agent;

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(2)immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the applicable Successor Borrower or any Subsidiary of the applicable Successor Borrower as a result of such transaction as having been incurred by the applicable Successor Borrower or such Subsidiary at the time of such transaction), no Event of Default shall have occurred and be continuing;
(3)immediately after giving pro forma effect to such transaction, either (a) the applicable Successor Borrower or the Borrower would be able to incur at least an additional $1.00 of Ratio Debt pursuant to Section 6.01 hereof or (b) the Total Net Leverage Ratio would not be higher than it was immediately prior to giving effect to such transaction;
(4)the Borrower shall have delivered to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such assumption documents comply with this Agreement and an Opinion of Counsel stating that such assumption documents are legal and binding agreements enforceable against the Successor Borrower, provided that in giving an Opinion of Counsel, counsel may rely on an Officer’s Certificate as to any matters of fact, including as to satisfaction of clauses (2) and (3) above; and
(5)such Person assuming all obligations of the Borrower shall have delivered to the Administrative Agent or the applicable Lender, as the case may be, all “know your customer” and similar information required under anti-money laundering rules and regulations that has been requested by the Administrative Agent or such Lender and a Beneficial Ownership Certification.
The Successor Borrower will succeed to, and be substituted for, and may exercise every right and power of and shall assume all the obligations of, the Borrower under this Agreement, and the Borrower will automatically and unconditionally be released and discharged from its obligations under the Loan Documents.
Notwithstanding any other provision of this Section 6.03(a), (a) the Borrower may consolidate or otherwise combine with or merge into an Affiliate incorporated or organized for the purpose of changing the legal domicile of the Borrower, reincorporating the Borrower in another jurisdiction, or changing the legal form of the Borrower, as long as (x) the Borrower is the surviving Person or the Successor Borrower will be a Person organized or existing under the laws of the jurisdiction of the Borrower or the United States of America, any State of the United States or the District of Columbia or any territory thereof and the Successor Borrower (if not the Borrower) will expressly assume all the Obligations of the Borrower under the Loan Documents (including the Collateral Documents) pursuant to documents and instruments reasonably satisfactory to the Administrative Agent and (y) such Affiliate shall have delivered to the Administrative Agent or the applicable Lender, as the case may be, all “know your customer” and similar information required under anti-money laundering rules and regulations that has been requested by the Administrative Agent or such Lender and a Beneficial Ownership Certification, (b) any Restricted Subsidiary may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to the Borrower or a

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Guarantor, (c) any Restricted Subsidiary that is not an Obligor may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to any Restricted Subsidiary and (d) the Borrower and its Restricted Subsidiaries may complete any Permitted Tax Restructuring.
The foregoing provisions (other than the requirements of clause (2) of this Section 6.03(a) shall not apply to the creation of a new Subsidiary as a Restricted Subsidiary of the Borrower.
Subject to certain limitations described in this Agreement governing release of a Guarantee upon the sale, disposition or transfer of a Guarantor, no Guarantor may consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets, in one or a series of related transactions, to any Person, unless:
(i)(A) the other Person is the Borrower or any Restricted Subsidiary that is a Guarantor or becomes a Guarantor concurrently with the transaction; or either (x) the Borrower or a Guarantor is the continuing Person or (y) the resulting, surviving or transferee Person expressly assumes all of the obligations of the Guarantor under the Loan Documents and this Agreement; and (B) immediately after giving effect to the transaction, no Event of Default shall have occurred and be continuing; or
(i)~~any Person (~~the transaction constitutes a sale, disposition or transfer of the Guarantor or the conveyance, transfer or lease of all or substantially all of the assets of the Guarantor (in each case other than to the Borrower~~) may merge into or consolidate with any Subsidiary in a transaction in which the surviving entity is a Subsidiary; provided that any such merger or consolidation involving a Guarantor must result in a Guarantor as the surviving entity;~~ or a Restricted Subsidiary) otherwise not prohibited by this Agreement.
Notwithstanding any other provision of this Section 6.03(a), any Guarantor may (a) consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to another Guarantor or the Borrower, (b) consolidate or otherwise combine with or merge into an Affiliate incorporated or organized for the purpose of changing the legal domicile of the Guarantor, reincorporating the Guarantor in another jurisdiction, or changing the legal form of the Guarantor, as long as (x) the Guarantor is the surviving Person or the resulting, surviving or transferee Person will be a Person organized or existing under the laws of the jurisdiction of such Guarantor or the United States of America, any State of the United States or the District of Columbia or any territory thereof and the resulting, surviving or transferee Person will expressly assume all the Obligations of the Guarantor under the Loan Documents (including the Collateral Documents) pursuant to documents and instruments reasonably satisfactory to the Administrative Agent and (y) such Affiliate shall have delivered to the Administrative Agent or the applicable Lender, as the case may be, all “know your customer” and similar information required under anti-money laundering rules and regulations that has been requested by the Administrative Agent or such Lender and a Beneficial Ownership Certification, (c) convert into a corporation, partnership, limited partnership, limited

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liability company or trust organized or existing under the laws of the jurisdiction of organization of such Guarantor, (d) liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and (e) complete any Permitted Tax Restructuring. Notwithstanding anything to the contrary in this Section 6.03(a), the Borrower may contribute Equity Interests of any or all of its Subsidiaries to any Guarantor.
Any reference herein to a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
~~(iii) any Subsidiary that is an Obligor may sell, transfer, lease or otherwise dispose of its assets to another Subsidiary that is not an Obligor; provided that (x) at the time thereof and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing, and (y) any such sale, transfer, lease or other disposal must comply with Sections 6.05 and 6.07;~~
~~(iv) (x) any Obligor may sell, transfer, lease or otherwise dispose of its assets to any other Obligor, and (y) any Subsidiary that is not an Obligor may sell, transfer, lease or otherwise dispose of its assets to any Obligor or any other Subsidiary;~~
~~(v) in connection with any Acquisition permitted hereunder, any Subsidiary may merge into or consolidate with any other Person, so long as the Person surviving such merger or consolidation shall be a Subsidiary; provided that (x) any such merger or consolidation involving an Obligor must result in an Obligor as the surviving entity, and (y) any such merger or consolidation involving the Borrower must result in the Borrower as the surviving entity; and~~
~~(vi) any Subsidiary (other than the Borrower) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of Borrower and is not materially disadvantageous to the Lenders; provided that if such Subsidiary is an Obligor, the entity receiving the assets of such Subsidiary upon such liquidation or dissolution shall also be an Obligor.~~
Notwithstanding anything to the contrary herein, including the foregoing, no sale or other disposition of all or substantially all assets of the Obligors and their respective Restricted Subsidiaries taken as a whole shall be permitted.

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The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make any Asset Sale unless:
~~(b) The Borrower and each other Obligor will not, and will not permit any of their respective Restricted Subsidiaries to, sell, lease (as lessor or sublessor), sell and leaseback, transfer or otherwise dispose to, any Person, in one transaction or a series of transactions any property of the Obligors or any of their respective Restricted Subsidiaries (including receivables and leasehold interests), whether now owned or hereafter acquired, including, in the case of any Restricted Subsidiary, issuing or selling any shares of such Restricted Subsidiary’s Equity Interests to any Person, except for:~~
~~(i) any sale, transfer, license, lease or other disposition not constituting an Asset Sale;~~
(a)~~(ii)     Restricted Payments not prohibited by Section 6.04;~~
~~(iii)     Investments not prohibited by Section 6.07;~~
~~(iv)     any sale or contribution of Securitization Assets to an Eligible Special Purpose Entity in a Permitted Securitization; provided that, the Aggregate Receivables Sales Amount shall not exceed the Maximum Receivables Sales Amount at any time;~~
~~(v)     Designated Receivables Sales; provided that the Aggregate Receivables Sale Amount shall not exceed the Maximum Receivables Sale Amount at any time;~~
~~(vi)     dispositions of non-core assets acquired pursuant to an Acquisition consummated within 12 months of the date such Acquisition is consummated; provided that the consideration for such assets shall be in an amount at least equal to the fair market value thereof;~~
~~(vii) any other sale, lease (as lessor or sublessor), sale and leaseback, transfer or other disposition pursuant to this clause (vii) by the Borrower or any Restricted Subsidiary, so long as (w) the Net Asset Sale Cash Proceeds of all such Asset Sales in any Fiscal Year do not exceed the greater of 35% of Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date and 5% of Consolidated Total Assets, (x) the consideration for such assets shall be in an amount at least equal to the fair market value thereof and (y) no less than 75% of the consideration received shall be in Cash or Cash Equivalents; and~~
~~(viii) any transfer of assets (and associated rights) required to be contributed to licensors, lessors and other similar parties pursuant to colocation agreements, leases and other similar agreements, which assets (and associated rights) relate to the build-out of the premises subject to such colocation agreements, leases and other similar agreements.~~

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~~(c) The Borrower and each other Obligor will not, and will not permit any of their respective Restricted Subsidiaries to, engage to any material extent in any business other than the type conducted by the Obligors and their respective Restricted Subsidiaries on the Effective Date or businesses reasonably related, similar, ancillary, supportive, complementary or synergistic thereto and reasonable extensions thereof (and non-core incidental businesses acquired in connection with any Acquisition or investment or other immaterial businesses).~~
~~Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the only transfers (including, without limitation, Investments, sales or other dispositions or Restricted Payments) by the Borrower and the Restricted Subsidiaries permitted to be made in or to Unrestricted Subsidiaries shall be transfers that are permitted by Section 6.07(c) and Section 6.07(p).~~
(b)
(c)
(d)
(e)
(f)
(g)
(h)
(i)the Borrower or such Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such Asset Sale), as determined in good faith by the Borrower, of the shares and assets subject to such Asset Sale (including, for the avoidance of doubt, if such Asset Sale is a Permitted Asset Swap);
i.
ii.
iii.
iv.
v.
vi.
vii.
viii.
ix.
x.
xi.

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xii.
xiii.
xiv.
xv.
xvi.
xvii.
xviii.
xix.
xx.
xxi.
xxii.
xxiii.
xxiv.
xxv.
(i)in any such Asset Sale, or series of related Asset Sales (except to the extent the Asset Sale is a Permitted Asset Swap), with a purchase price in excess of the greater of $1,550,000,000 and 30.0% of LTM EBITDA, at least 75.0% of the consideration from such Asset Sale, together with all other Asset Sales since the Amendment No. 4 Effective Date (on a cumulative basis) (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise), received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of Cash or Cash Equivalents; and
(ii) For the purposes of Section 6.03(b)(ii) hereof, the following will be deemed to be cash:
(A)the assumption by the transferee of Indebtedness or other liabilities, contingent or otherwise, of the Borrower and its Restricted Subsidiaries (other than Subordinated Indebtedness of the Borrower or a Guarantor) or the release of the Borrower and its Restricted Subsidiaries from all liability on such Indebtedness or other liability in connection with such Asset Sale;
(B)securities, notes or other obligations received by the Borrower or any Restricted Subsidiary from the transferee that are converted by the Borrower or such Restricted Subsidiary into Cash or Cash Equivalents, or by their terms are required to be satisfied for Cash and Cash Equivalents (to the extent of the Cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Sale;
(C)Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale, to the extent that the Borrower and each other Restricted Subsidiary are

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released from any Guarantee of payment of such Indebtedness in connection with such Asset Sale;
(D)consideration consisting of Indebtedness of the Borrower (other than Subordinated Indebtedness) received by, and cancelled by, the Borrower after the Amendment No. 4 Effective Date from Persons who are not the Borrower or any Restricted Subsidiary; and
(E)any Designated Non-Cash Consideration received by the Borrower or any Restricted Subsidiary in such Asset Sales having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause that is at that time outstanding, not to exceed the greater of $1,550,000,000 and 30.0% of LTM EBITDA with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value.
Section 6.04.Restricted Payments
. The Borrower shall not and ~~each other Obligor will~~shall not~~, and will~~  permit any of ~~its~~the Restricted Subsidiaries ~~to, declare, make, order, pay any sum for, or set apart assets for a sinking or other analogous fund for~~, directly or indirectly~~, any Restricted Payment except for~~ to:
~~(a) in the case of any Restricted Subsidiary, the declaration and payment of dividends or other distributions to its equity holders, so long as any such dividends or other distributions to the Obligors and other Restricted Subsidiaries that are equity holders are at least pro rata to the relevant portion of equity held by such Obligor and such other Restricted Subsidiaries;~~
(1)     declare or pay any dividend or make any distribution on or in respect of the Borrower’s or any Restricted Subsidiary’s Equity Interests (including any such payment in connection with any merger or consolidation involving the Borrower or any of the Restricted Subsidiaries) except:
(i)dividends, payments or distributions payable in Equity Interests of the Borrower (other than Disqualified Equity Interests) or in options, warrants or other rights to purchase such Equity Interests of the Borrower;
(ii)dividends, payments or distributions payable to the Borrower or a Restricted Subsidiary (and, in the case of any such Restricted Subsidiary making such dividend or distribution, to holders of its Equity Interests other than the Borrower or another Restricted Subsidiary on no more than a pro rata basis); and

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(iii)dividends or distributions payable to any Parent Entity to fund interest payments in respect of Indebtedness of such Parent Entity which is guaranteed by the Borrower or any Restricted Subsidiary;
(2)    purchase, repurchase, redeem, retire or otherwise acquire or retire for value any Equity Interests of the Borrower or any Parent Entity held by Persons other than the Borrower or a Restricted Subsidiary;
~~(b) in the case of the Borrower and any of its Subsidiaries, the declaration and payment of dividends or other distributions payable solely in its Equity Interests other than Disqualified Equity Interests;~~
(3)    purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness (other than (i) any such purchase, repurchase, redemption, defeasance or other acquisition or retirement in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case, due within one year of the date of purchase, repurchase, redemption, defeasance or other acquisition or retirement and (ii) any Indebtedness incurred pursuant to Section 6.01(f) hereof); or

(4)    make any Restricted Investment;
(any such dividend, distribution, payment, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Restricted Investment referred to in clauses (1) through (4) above are referred to herein as a “Restricted Payment”).
The foregoing provisions will not prohibit any of the following:
(a)the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement or the redemption, repurchase or retirement of Indebtedness if, at the date of any redemption notice, such payment would have complied with the provisions of this Agreement as if it were and is deemed at such time to be a Restricted Payment at the time of such notice;
(b)(a) any prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition of Equity Interests, including any accrued and unpaid dividends thereon (“Retired Equity Interests”) or Subordinated Indebtedness made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent sale of, Equity Interests of the Borrower or any Parent Entity to the extent contributed to the Borrower (in each case, other than Disqualified Equity Interests or Designated Preferred Stock) (“Refunding Equity Interests”), (b) the declaration and payment of dividends on Retired Equity Interests out of the proceeds of the substantially concurrent sale or issuance (other than to a Subsidiary of the Borrower or to an employee stock ownership plan or any trust established by the Borrower or any of its Subsidiaries) of Refunding Equity Interests and (c) if immediately prior to the retirement of Retired Equity Interests, the

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declaration and payment of dividends thereon was permitted under Section 6.04(l) hereof, the declaration and payment of dividends on the Refunding Equity Interests (other than Refunding Equity Interests the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interest of a Parent Entity) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that were declarable and payable on such Retired Equity Interests immediately prior to such retirement;
(c)~~(i) the delivery or issuance of shares of common stock (and cash in lieu of fractional shares)  required by the terms of  any Convertible Indebtedness, and (ii) the making of required interest payments with respect to any Convertible~~any prepayment, purchase, repurchase, exchange, redemption, defeasance, discharge, retirement or other acquisition of Subordinated Indebtedness made by exchange for, or out of the proceeds of the substantially concurrent sale of, Refinancing Indebtedness permitted ~~hereunder~~to be incurred pursuant to Section 6.01 hereof;
(d)any prepayment, purchase, repurchase, exchange, redemption, defeasance, discharge, retirement or other acquisition of Preferred Stock of the Borrower or a Restricted Subsidiary made by exchange for, or out of the proceeds of the substantially concurrent sale of, Preferred Stock of the Borrower or a Restricted Subsidiary, as the case may be, that, in each case, is permitted to be incurred pursuant to Section 6.01 hereof;
(e)any prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition of Subordinated Indebtedness of the Borrower or any Restricted Subsidiary:
(i)to the extent required by the agreement governing such Subordinated Indebtedness, following the occurrence of a Change in Control (or other similar event described therein as a “change in control”); or
(ii) consisting of Acquired Indebtedness (other than Indebtedness incurred (A) to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was otherwise acquired by the Borrower or a Restricted Subsidiary or (B) otherwise in connection with or contemplation of such acquisition);
(f)a Restricted Payment to pay for the prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition of Equity Interests of the Borrower or any Parent Entity held by any future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any Parent Entity pursuant to any management equity plan, stock option plan, phantom equity plan or any other management, employee benefit or other compensatory plan or agreement (and any successor plans or arrangements thereto), employment, termination or severance agreement, or any stock subscription or equityholder agreement (including, for the avoidance of doubt, any principal and interest payable on any Indebtedness issued by the Borrower or any Parent Entity in connection with such prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition), including any Equity Interests rolled over, accelerated or paid out by or to any

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employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any Parent Entity in connection with any transaction; provided, however, that the aggregate Restricted Payments made under this clause do not exceed (x) the greater of $520,000,000 and 10.0% of LTM EBITDA in any calendar year (with unused amounts in any calendar year being carried over to the immediately succeeding calendar year only (and if not used in that year, may not be further carried over (assuming for such purpose that any carried over amount is used after the amount originally allocated to such year))); provided, further, that such amount in any calendar year may be increased by an amount not to exceed:
(i)the cash proceeds from the sale of Equity Interests (other than Disqualified Equity Interests or Designated Preferred Stock) of the Borrower and, to the extent contributed to the capital of the Borrower (other than through the issuance of Disqualified Equity Interests or Designated Preferred Stock or an Excluded Contribution), the cash proceeds from the sale of Equity Interests of any Parent Entity, in each case, to any future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any Parent Entity that occurred after the Amendment No. 4 Effective Date, to the extent the cash proceeds from the sale of such Equity Interests (other than through the issuance of Disqualified Equity Interests or Designated Preferred Stock or an Excluded Contribution) have not otherwise been applied to the payment of Restricted Payments by virtue of Section 6.04(u); plus
(ii)the cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries (or any Parent Entity to the extent contributed to the Borrower) after the Amendment No. 4 Effective Date; less
(iii) the amount of any Restricted Payments made in previous calendar years pursuant to subclauses (i) and (ii) of this clause (f);
    provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by subclauses (i) and (ii) of this clause in any fiscal year; provided, further, that (1) cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower or Restricted Subsidiaries or any Parent Entity in connection with a repurchase of Equity Interests of the Borrower or any Parent Entity and (2) the repurchase of Equity Interests deemed to occur upon the exercise of options, warrants or similar instruments if such Equity Interests represents all or a portion of the exercise price thereof and payments, in lieu of the issuance of fractional shares of such Equity Interests or withholding to pay other taxes payable in connection therewith, in the case of each of clauses (1) and (2) of this proviso, will not be deemed to constitute a Restricted Payment for purposes of this Section 6.04 or any other provision of this Agreement;

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the declaration and payment of dividends on Disqualified Equity Interests of the Borrower or any of its Restricted Subsidiaries or Preferred Stock of a Restricted Subsidiary, issued in accordance with Section 6.01 hereof;
payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding or similar taxes payable in connection with the exercise or vesting of Equity Interests or any other equity award by any future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower or any Restricted Subsidiary or any Parent Entity and purchases, repurchases, redemptions, defeasances or other acquisitions or retirements of Equity Interests deemed to occur upon the exercise, conversion or exchange of stock options, warrants, equity-based awards or other rights in respect thereof if such Equity Interests represents a portion of the exercise price thereof or payments in respect of withholding or similar taxes payable upon exercise or vesting thereof;
dividends, loans, advances or distributions to any Parent Entity or other payments by the Borrower or any Restricted Subsidiary in amounts equal to (without duplication):
(iv)the amounts required for any Parent Entity to pay any Parent Entity Expenses or any Related Taxes; and
(v)amounts constituting or to be used for purposes of making payments to the extent specified in clauses (c), (e), (k), (n) and (r) of Section 6.05 hereof;
payments by the Borrower, or loans, advances, dividends or distributions to any Parent Entity to make payments, to holders of Equity Interests of the Borrower or any Parent Entity in lieu of the issuance of fractional shares of such Equity Interests; provided, however, that any such payment, loan, advance, dividend or distribution shall not be for the purpose of evading any limitation of this Section 6.04 or otherwise to facilitate any dividend or other return of capital to the holders of such Equity Interests (as determined in good faith by the Borrower);
Restricted Payments that are made (i) in an amount not to exceed the amount of Excluded Contributions or (ii) in an amount equal to the amount of net cash proceeds from an asset sale or disposition in respect of property or assets acquired, if the acquisition of such property or assets was financed with Excluded Contributions;
(i) the declaration and payment of dividends on Designated Preferred Stock of the Borrower or any of its Restricted Subsidiaries issued after the Amendment No. 4 Effective Date; (ii) the declaration and payment of dividends to a Parent Entity in an amount sufficient to allow the Parent Entity to pay dividends to holders of its Designated Preferred Stock issued after the Amendment No. 4 Effective Date; and (iii) the declaration and payment of dividends on Refunding Equity Interests that is Preferred Stock; provided, however, that, in the case of clause (ii), the amount of dividends paid to a Person pursuant to such clause shall not exceed the cash proceeds received by the Borrower or the aggregate amount contributed in cash to the equity of the Borrower (other than through the issuance of Disqualified Equity Interests or an Excluded Contribution of the Borrower) from the issuance or sale of such Designated Preferred

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Stock; provided further, in the case of clauses (i) and (iii), that for the most recently ended four fiscal quarters for which consolidated financial statements are available (which may, at the Borrower’s election, be internal financial statements) immediately preceding the date of issuance of such Designated Preferred Stock or declaration of such dividends on such Refunding Equity Interests, after giving effect to such payment on a pro forma basis, the Borrower would be permitted to incur at least $1.00 of Ratio Debt pursuant to the test set forth in Section 6.01 hereof;
distributions, by dividend or otherwise, or other transfer or disposition of shares of Equity Interests of, or equity interests in, an Unrestricted Subsidiary (or a Restricted Subsidiary that owns one or more Unrestricted Subsidiaries and no other material assets), or Indebtedness owed to the Borrower or a Restricted Subsidiary by an Unrestricted Subsidiary (or a Restricted Subsidiary that owns one or more Unrestricted Subsidiaries and no other material assets), in each case, other than Unrestricted Subsidiaries, substantially all of the assets of which are cash and Cash Equivalents or proceeds thereof;
[reserved];
any Restricted Payment consisting of Transaction Expenses to fund amounts owed to Affiliates in connection with the Transactions (including dividends to any Parent Entity to permit payment by such Parent Entity of such amounts);
~~(d)~~ so long as no Event of Default shall have occurred and be continuing or ~~be caused thereby, other~~result therefrom, (i) Restricted Payments ~~not otherwise permitted by this Section 6.04~~(including loans or advances) in an aggregate amount outstanding at the time made not to exceed the greater of $1,292,000,000 and 25.0% of LTM EBITDA at such time, and (ii) any Restricted Payments, so long as, immediately after giving ~~effect thereto~~pro forma effect to the payment of any such Restricted Payment and the incurrence of any Indebtedness the net proceeds of which are used to make such Restricted Payment, (~~i~~1) the Total Net Leverage Ratio shall not exceed 5.00 to 1.00 for the most recently ended Test Period and (~~ii~~2) the Secured Net Leverage Ratio shall not exceed 3.00 to 1.00 for the most recently ended Test Period;
mandatory redemptions of Disqualified Equity Interests issued as a Restricted Payment or as consideration for a Permitted Investment;
~~(e) any Restricted Subsidiary may make Restricted Payments to the Borrower, the other Restricted Subsidiaries of the Borrower and other holders of its equity securities, provided that the portion of any Restricted Payments paid to holders of its equity securities other than the Obligors and their respective Restricted Subsidiaries is not greater than the percentage of equity securities of such Obligor or such Restricted Subsidiary, as applicable, owned by such other Persons;~~
~~(f) the Borrower may exercise its option to convert certain shares of common stock of the Borrower held in escrow to cash pursuant to Section 2.3(f) of that certain Stock Purchase Agreement dated as of January 1, 2023 by and between the Borrower, certain shareholders of~~

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~~Conductor Technologies, Inc., Malcolm Moore and Conductor Technologies, Inc.; provided that the aggregate Restricted Payments made under this clause (f) do not exceed $9,084,514.53;~~
~~(g) the repurchase, redemption, retirement or other acquisition of Equity Interests from (i) current and former employees, officers, directors, consultants or other persons performing services for the Borrower or any direct or indirect Subsidiary pursuant to the terms of stock repurchase plans, restricted stock agreements or similar agreements under which the Borrower or any direct or indirect Subsidiary has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal and (ii) other stockholders of the Borrower; provided that the aggregate Restricted Payments made under this clause (g) do not exceed an amount equal to the greater of $55,000,000 and 10% of Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date; provided further that any unused amounts in any Fiscal Year may be carried forward to the next succeeding Fiscal Year;~~
~~(h) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of the Borrower, or any Equity Interests of any direct or indirect Subsidiary, in exchange for, or out of the proceeds of the substantially concurrent sale or issuance (other than to a Subsidiary) of, Equity Interests of the Borrower or any direct or indirect Subsidiary (other than the Borrower) or management investment vehicle to the extent contributed to the Borrower (in each case, other than any Disqualified Equity Interests) (“Refunding Capital Stock”);~~
~~(i) the repurchase, redemption or other acquisition for value of Equity Interests of the Borrower deemed to occur in connection with paying cash in lieu of fractional shares of such Equity Interests in connection with a share dividend, distribution, share split, reverse share split, merger, consolidation, amalgamation or other business combination of the Borrower, in each case, permitted hereunder;~~
~~(j)~~ payments or distributions to ~~satisfy dissenters’ rights~~dissenting stockholders pursuant to applicable law (including in connection with, or as a result of, exercise of dissenters’ or appraisal rights and the settlement of any claims or action (whether actual, contingent or potential)), pursuant to or in connection with a ~~consolidation~~merger, amalgamation, ~~merger~~consolidation or transfer of assets that complies with Section 6.03(a) hereof; provided that the aggregate Restricted Payments made under this clause (~~j~~r) ~~do~~shall not exceed $300,000,000;
~~(k) Restricted Payments (i) required to be made pursuant to the Series C Put Option Agreement (as in effect on the date of its execution) so long as no default (including any Default or Event of Default) then-exists or would result from the making of any Restricted Payment; provided that, the aggregate amount of Restricted Payments made pursuant to this subclause (k)(i) shall not exceed the lesser of (x) the Put Option Payment Amount and (y) the amount required to purchase the applicable Series C Preferred Stock (as defined in the Series C Put Option Agreement (as in effect on the date of its execution)) pursuant to the Series C Put Option Agreement as of the relevant date of determination, (ii) consisting of dividends in respect of the Series C Preferred Stock (as defined in the Borrower Charter) as and when required pursuant to Subsection 1.1 of Part B of Article Fourth of the Borrower Charter; provided that such Restricted~~

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~~Payments may be made in cash only to the extent (x) no Default or Event of Default shall have occurred and be continuing both immediately prior to the making of any such Restricted Payment and after giving pro forma effect to any such Restricted Payment and (y) the Borrower shall be in compliance, on a Pro Forma Basis after giving effect to such Restricted Payment, with Section 7.01 for the most recently ended Test Period, and (iii) Restricted Payments made in respect of any Put Note, to the extent (x) such Put Note ranks junior to the Obligations hereunder and (y) no Default or Event of Default shall have occurred and be continuing both immediately prior to the making of any such Restricted Payment and after giving pro forma effect to any such Restricted Payment; and~~
Restricted Payments to a Parent Entity to finance Investments that would otherwise be permitted to be made pursuant to this Section 6.04 if made by the Borrower; provided that (i) such Restricted Payment shall be made substantially concurrently with the closing of such Investment, (ii) such Parent Entity shall, promptly following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the capital of the Borrower or one of its Restricted Subsidiaries or (2) the merger or amalgamation of the Person formed or acquired into the Borrower or one of its Restricted Subsidiaries (to the extent not prohibited by Section 6.03(a) hereof) to consummate such Investment, (iii) such Parent Entity and its Affiliates (other than the Borrower or a Restricted Subsidiary) receives no consideration or other payment in connection with such transaction except to the extent the Borrower or a Restricted Subsidiary could have given such consideration or made such payment in compliance with this Agreement, (iv) any property received by the Borrower shall not increase amounts available for Restricted Payments pursuant to Section 6.04(u), except to the extent the fair market value at the time of such receipt of such property exceeds the Restricted Payment made pursuant to this clause and (v) such Investment shall be deemed to be made by the Borrower or such Restricted Subsidiary pursuant to another provision of this Section 6.04 (other than pursuant to clause (k) hereof) or pursuant to the definition of “Permitted Investment” (other than pursuant to clause (L) thereof);
any Restricted Payment made in connection with Permitted Intercompany Activities, Permitted Tax Restructuring or related transactions; and
~~(l) so long as no Event of Default shall have occurred and be continuing or be caused thereby, other~~any Restricted Payment~~s not otherwise permitted by this Section 6.04,~~ in an aggregate amount not to exceed~~ing (i) $20,000,000 since the Effective Date plus (ii) the portion, if any, of~~ the Cumulative Credit ~~on such date that the Borrower elects to apply to this clause (ii)~~; provided that, in the case of any such Restricted Payment set forth in clauses (1) or (2) of the definition thereof, immediately after giving pro forma effect thereto, (x) the Total Net Leverage Ratio shall not exceed 5.25 to 1.00 for the most recently ended Test Period and (y) the Secured Net Leverage Ratio shall not exceed 3.25 to 1.00 for the most recently ended Test Period~~.~~ ; provided, further that in the case of any amounts attributable to clause (a) of the definition of “Cumulative Credit”, unless such amount is being used to make a Restricted Investment, no Event of Default shall have occurred and be continuing both immediately prior to the making of any such Restricted Payment and after giving pro forma effect to any such Restricted Payment.

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~~Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the only transfers (including, without limitation, Investments, sales or other dispositions or Restricted Payments) by the Borrower and the Restricted Subsidiaries permitted to be made in or to Unrestricted Subsidiaries shall be transfers that are permitted by Section 6.07(c) and Section 6.07(p).~~
The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of such Restricted Payment of the asset(s) or securities proposed to be paid, transferred or issued by the Borrower or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment. The fair market value of any cash Restricted Payment shall be its face amount, and the fair market value of any non-cash Restricted Payment, property or assets other than cash shall be determined conclusively by the Borrower acting in good faith.
For the avoidance of doubt, this Section 6.04 shall not restrict the making of, or dividends or other distributions in amounts sufficient to make, any “AHYDO catch-up payment” with respect to any Indebtedness of any Parent Entity, the Borrower or any of its Restricted Subsidiaries permitted to be incurred under this Agreement.
Notwithstanding anything herein to the contrary, no Investments in, or Restricted Payment or Asset Sales to, any Unrestricted Subsidiary, any Existing SPV or any Future SPV shall be permitted hereunder except to the extent that such Investment, Restricted Payment or Asset Sale, as applicable, is (a)(i) permitted under clause (T) or clause (HH) of the definition of “Permitted Investments” and (ii) after giving pro forma effect to such Investment, the Borrower is in compliance with the SPV Investment Test, (b) permitted pursuant to clause (A) of the definition of “Asset Sales” or clause (A)(ii) of the definition of “Permitted Investments” and (c) an Investment consisting of (1) cash management, treasury management, payroll, insurance and accounting arrangements, general, administrative and operational cost and expenses, customary loyal and rewards programs and similar functions performed in the ordinary course of business and (2) Permitted Tax Restructuring, in the case of each of clauses (1) and (2) of this clause (c) that are otherwise permitted by the definition of “Permitted Investments”.
Section 6.05.Transactions with Affiliates
. The Borrower ~~and each other Obligor will~~shall not, and ~~will~~shall not permit any ~~of its~~ Restricted Subsidiar~~ies~~y to~~, sell~~ enter into or conduct any transaction (including the purchase, sale, lease or ~~otherwise transfer~~exchange of any property or ~~assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates except:~~the rendering of any service) with any Affiliate of the Borrower (an “Affiliate Transaction”) involving aggregate value in excess of the greater of $517,000,000 and 10.0% of LTM EBITDA, unless:
~~(a) any such transaction on terms and conditions not less favorable to such Obligor or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties;~~

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(1)the terms of such Affiliate Transaction taken as a whole are not materially less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable transaction at the time of such transaction or the execution of the agreement providing for such transaction in arm’s length dealings with a Person who is not such an Affiliate; and
(2)in the event such Affiliate Transaction involves an aggregate value in excess of the greater of $1,034,000,000 and 20.0% of LTM EBITDA, the terms of such transaction have been approved by a majority of the members of the Board of Directors of the Borrower.
Any Affiliate Transaction shall be deemed to have satisfied the requirements set forth in clause (2) of this Section 6.05 if such Affiliate Transaction is approved by a majority of the Disinterested Directors of the Borrower, if any.
The provisions of Section 6.05 hereof shall not apply to:
any Restricted Payment or other transaction permitted to be made or undertaken pursuant to Section 6.04 (including Permitted Payments) or any Permitted Investment;
any issuance, transfer or sale of (a) Equity Interests, options, other equity-related interests or other securities, or other payments, awards or grants in cash, securities or otherwise to any Parent Entity, Permitted Holder or future, current or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any of its Parent Entities and (b) directors’ qualifying shares and shares issued to foreign nationals as required under applicable law;
any Management Advances and any waiver or transaction with respect thereto;
(a) any transaction between or among the Borrower and any Restricted Subsidiary (or entity that becomes a Restricted Subsidiary as a result of such transaction) or between or among Restricted Subsidiaries and (b) any merger, amalgamation or consolidation with any Parent Entity, provided that such Parent Entity shall have no material liabilities and no material assets other than cash, Cash Equivalents and the Equity Interests of the Borrower and such merger, amalgamation or consolidation is otherwise permitted under this Agreement;
~~(b)~~ the payment of ~~reasonable directors’ fees, customary out-of-pocket~~compensation, fees, costs and expenses ~~reimbursement,~~to, and indemnities (including ~~the provision of directors and officers insurance), compensation arrangements (including bonuses) and~~under insurance policies) and reimbursements, employment and severance arrangements ~~for members of the board of~~, and employee benefit and pension expenses provided on behalf of, or for the benefit of, future, current or former employees, directors, officers ~~or other employees of any Obligor or any of its Subsidiaries;~~, managers, contractors, consultants, distributors or advisors (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any

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Parent Entity or any Restricted Subsidiary (whether directly or indirectly and including through their Controlled Investment Affiliates or Immediate Family Members);
~~(c) transactions between or among Obligors and their Restricted Subsidiaries;~~
the entry into and performance of obligations of the Borrower or any of the Restricted Subsidiaries under the terms of any transaction arising out of, and any payments pursuant to or for purposes of funding, any agreement or instrument in effect as of or on the Effective Date, as these agreements and instruments may be amended, modified, supplemented, extended, renewed or refinanced from time to time in accordance with the other terms of this Section 6.05 or to the extent not disadvantageous in any material respect in the reasonable determination of the Borrower to the Lenders when taken as a whole as compared to the applicable agreement as in effect on the Effective Date;
any transaction effected as part of a Securitization Transaction, any disposition or acquisition of Securitization Assets or related assets in connection with any Securitization Transaction;
~~(d)~~ transactions with customers, vendors, clients, ~~suppliers,~~ joint venture partners, suppliers, contractors, distributors or purchasers or sellers of goods ~~and~~or services, in each case in the ordinary course of business ~~and otherwise not prohibited hereby;~~ or consistent with past practice, which are fair to the Borrower or its Restricted Subsidiaries in the reasonable determination of the Borrower or are on terms, taken as a whole, that are not materially less favorable as might reasonably have been obtained at such time from an unaffiliated party;
~~(e) Restricted Payments permitted by Section 6.04;~~
~~(f) Investments permitted by Section 6.07~~[reserved];
~~(g) (i) loans or advances to employees, officers and directors and (ii) payroll, travel and similar advances to employees, officers and directors;~~
~~(h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans;~~
any issuance, sale or transfer of Equity Interests (other than Disqualified Equity Interests or Designated Preferred Stock) of the Borrower, any Parent Entity or any of its Restricted Subsidiaries or options, warrants or other rights to acquire such Equity Interests and the granting of registration and other customary rights (and the performance of the related obligations) in connection therewith or any contribution to capital of the Borrower or any Restricted Subsidiary;
payment to any Permitted Holder of all out of pocket expenses incurred by such Permitted Holder in connection with its direct or indirect investment in the Borrower and its Subsidiaries;

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the Transactions and the payment of all fees, costs and expenses (including all legal, accounting and other professional fees, costs and expenses) related to the Transactions, including Transaction Expenses;
transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of Section 6.05(l) hereof;
the existence of, or the performance by the Borrower or any Restricted Subsidiary of its obligations under the terms of, any equityholders, investor rights or similar agreement (including any registration rights agreement or purchase agreements related thereto) to which it is party as of the Effective Date and any similar agreement that it (or any Parent Entity) may enter into thereafter; provided, that the existence of, or the performance by the Borrower or any Restricted Subsidiary (or any Parent Entity) of its obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Effective Date will only be permitted under this clause to the extent that the terms of any such amendment or new agreement are not otherwise, when taken as a whole, more disadvantageous to the Lenders, in any material respect, in the reasonable determination of the Borrower than those in effect on the Effective Date;
any purchases by the Borrower’s Affiliates of Indebtedness or Disqualified Equity Interests of the Borrower or any of the Restricted Subsidiaries the majority of which Indebtedness or Disqualified Equity Interests is purchased by Persons who are not the Borrower’s Affiliates; provided that such purchases by the Borrower’s Affiliates are on the same terms as such purchases by such Persons who are not the Borrower’s Affiliates;
(i) investments by Affiliates in securities or loans of the Borrower or any of the Restricted Subsidiaries (and payment of reasonable out-of-pocket expenses incurred by such Affiliates in connection therewith) so long as the investment is being offered by the Borrower or such Restricted Subsidiary generally to other non-affiliated third party investors on the same or more favorable terms and (ii) payments to Affiliates in respect of securities or loans of the Borrower or any of the Restricted Subsidiaries contemplated in the foregoing subclause (i) or that were acquired from Persons other than the Borrower and its Restricted Subsidiaries, in each case, in accordance with the terms of such securities or loans;
payments by any Parent Entity, the Borrower and its Restricted Subsidiaries pursuant to any tax sharing or receivable agreements or other equity agreements in respect of Taxes among any such Parent Entity, the Borrower and its Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries;
payments, Indebtedness and Disqualified Equity Interests (and cancellation of any thereof) of the Borrower and its Restricted Subsidiaries and Preferred Stock (and cancellation of any thereof) of any Restricted Subsidiary to any future, current or former employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any of its

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Parent Entities pursuant to any management equity plan, stock option plan, phantom equity plan or any other management, employee benefit or other compensatory plan or agreement (and any successor plans or arrangements thereto), employment, termination or severance agreement, or any stock subscription or equityholder agreement with any such employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) that are, in each case, approved by the Borrower in good faith;
any management equity plan, stock option plan, phantom equity plan or any other management, employee benefit or other compensatory plan or agreement (and any successor plans or arrangements thereto), employment, termination or severance agreement, or any stock subscription or equityholder agreement between the Borrower or its Restricted Subsidiaries and any distributor, employee, director, officer, manager, contractor, consultant or advisor (or their respective Controlled Investment Affiliates or Immediate Family Members) approved by the reasonable determination of the Borrower or entered into in connection with the Transactions;
any transition services arrangement, supply arrangement or similar arrangement entered into in connection with or in contemplation of the disposition of assets or Equity Interests in any Restricted Subsidiary permitted under Section 6.03(b) hereof or entered into with any Business Successor, in each case, that the Borrower determines in good faith is either fair to the Borrower or otherwise on customary terms for such type of arrangements in connection with similar transactions;
transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary as described under Section 5.12 hereof and pledges of Equity Interests of Unrestricted Subsidiaries;
(i) any lease entered into between the Borrower or any Restricted Subsidiary, as lessee, and any Affiliate of the Borrower, as lessor and (ii) any operational services or other arrangement entered into between the Borrower or any Restricted Subsidiary and any Affiliate of the Borrower, in each case, in the ordinary course of business and which is approved by the reasonable determination of the Borrower;
intellectual property licenses and research and development agreements in the ordinary course of business or consistent with past practice;
~~(i)~~ payments to or from, and transactions with, ~~joint ventures (to the extent any such~~any Subsidiary or any joint venture ~~is only an Affiliate as a result of investments by the Borrower and the Restricted Subsidiaries in such joint venture)~~ in the ordinary course of business or consistent with past practice (including any cash management arrangements or activities related thereto);
the payment of fees, costs and expenses related to registration rights and indemnities provided to equityholders pursuant to equityholders, investor rights, registration rights or similar agreements;
transactions undertaken in the ordinary course of business pursuant to membership in a purchasing consortium; and

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~~(j) the existence and performance of agreements and transactions with any Unrestricted Subsidiary that were entered into prior to the designation of a Restricted Subsidiary as such Unrestricted Subsidiary to the extent that the transaction was permitted at the time that it was entered into with such Restricted Subsidiary;~~
~~(k) the distribution or dividend of Equity Interests (other than Disqualified Equity Interests) of the Borrower to the management of any Obligor or any of its Subsidiaries;~~
~~(l) the issuance of Equity Interests by the Borrower to existing investors (and the entry into agreements related thereto) in capital raising transactions;~~
~~(m) the entry into debt financing arrangements with existing investors (and entry into agreements related thereto) in capital raising transactions in each case, to the extent such Indebtedness is permitted by Section 6.01;~~
~~(n)~~ Permitted ~~Securitizations; and~~Intercompany Activities, Permitted Tax Restructurings, Intercompany License Agreements and related transactions.
~~(o) any other transactions involving payments in an aggregate amount not to exceed at any time 10% of Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date.~~
In addition, if the Borrower or any of its Restricted Subsidiaries (i) purchases or otherwise acquires assets from a Person that is not an Affiliate, the purchase or acquisition by an Affiliate of the Borrower of an interest in all or a portion of the assets acquired shall not be deemed an Affiliate Transaction (or cause such purchase or acquisition by the Borrower or a Restricted Subsidiary to be deemed an Affiliate Transaction) or (ii) sells or otherwise disposes of assets or other properties to a Person that is not an Affiliate, the sale or other disposition by an Affiliate of the Borrower of an interest in all or a portion of the assets sold shall not be deemed an Affiliate Transaction (or cause such sale or other disposition by the Borrower or a Restricted Subsidiary to be deemed an Affiliate Transaction).
Section 6.06.Restrictive Agreements
~~. The Borrower and each other Obligor will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Collateral Agent to secure the Obligations or (b) the ability of (i) any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to any Obligor or any other Restricted Subsidiary or (ii) any Obligor or any other Restricted Subsidiary to Guarantee Indebtedness of the Borrower or any other Obligor under the Loan Documents (other than Indebtedness with respect to which such Person is the primary obligor); provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement or any other Loan Document, (ii) the foregoing shall not apply to prohibitions, restrictions and conditions existing~~

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~~on the date hereof identified on Section 6.06 of the Borrower Disclosure Letter (and any amendments or modifications thereof that do not materially expand the scope of any such prohibition, restriction or condition), (iii) the foregoing shall not apply to customary prohibitions, restrictions and conditions contained in agreements relating to the sale of a Subsidiary (other than the Borrower) or assets of any Obligor or any of its Subsidiaries pending such sale; provided such restrictions and conditions apply only to the Subsidiary or assets to be sold and such sale is not prohibited hereunder, (iv) the foregoing shall not apply to any agreement, prohibition, or restriction or condition in effect at the time any Restricted Subsidiary becomes a Restricted Subsidiary, so long as such agreement was not entered into solely in contemplation of such Person becoming a Restricted Subsidiary (and any amendments or modifications thereof that do not materially expand the scope of any such prohibition restriction or condition), (v) the foregoing shall not apply to customary provisions in joint venture agreements and other similar agreements applicable to Joint Ventures, (vi) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to purchase money Indebtedness or Capital Lease Obligations permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (vii) clause (a) of the foregoing shall not apply to customary provisions in leases, licenses, sub-leases and sub-licenses and other contracts restricting the assignment thereof, (viii) the foregoing shall not apply to restrictions or conditions set forth in any agreement governing Indebtedness not prohibited by Section 6.01; provided that such restrictions and prohibitions do not prohibit the Obligations from being equally and ratably secured as required by this Agreement (or secured on a senior basis) on terms reasonably satisfactory to the Administrative Agent, (ix) the foregoing shall not apply to restrictions on cash or other deposits (including escrowed funds) imposed under contracts entered into in the ordinary course of business or restrictions imposed by the terms of a Lien permitted under Section 6.02 on the property subject to such Lien and (x) the foregoing shall not apply to any consents or approvals required by the Organizational Documents (as defined in the Security Agreement) of the Borrower or any stockholder’s or investor’s rights or similar agreements of the Borrower. Nothing herein shall be construed to prohibit such restrictions or conditions on an Eligible Special Purpose Entity in connection with a Permitted Securitization.~~
~~Section 6.07. Investments~~
. The Borrower ~~and each other Obligor will~~shall not, and ~~will~~shall not permit any ~~of its~~ Restricted Subsidiar~~ies~~y to, ~~directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:~~create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of the Borrower or (x) in the case of clauses (a), (b) and (c), any Restricted Subsidiary and (y) in the case of clause (d), any Obligor to:
pay dividends or make any other distributions in cash or otherwise on its Equity Interests or pay any Indebtedness or other obligations owed to the Borrower or any Restricted Subsidiary;
make any loans or advances to the Borrower or any Restricted Subsidiary;
sell, lease or transfer any of its property or assets to the Borrower or any Restricted Subsidiary; or

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~~(a) Investments in Cash and Cash Equivalents;~~
~~(b) Investments owned as of the Effective Date existing on the date hereof and set forth in Section 6.07 of the Borrower Disclosure Letter;~~
~~(c) Investments in Unrestricted Subsidiaries, non-Obligor Restricted Subsidiaries and Joint Ventures; provided that such Investments (including through intercompany loans) shall not exceed at any time an aggregate amount equal to 50% of Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date; provided that no other Investments in Unrestricted Subsidiaries are permitted hereunder other than those in this clause (c) and clause (p) hereafter.~~
(a)~~intercompany loans to the extent permitted under Section 6.01(d) and other Investments in  Restricted Subsidiaries which are Guarantors;~~ create, incur or permit to exist any Lien upon any of its property or assets in favor of the Collateral Agent to secure the Obligations;
~~(e) loans and advances to officers, directors, employees or consultants of the Borrower or any of its Restricted Subsidiaries (i) in respect of payroll payments and expenses in the ordinary course of business and (ii) in connection with such Person’s purchase of Equity Interests of the Borrower solely to the extent that the amount of such loans and advances shall be contributed to the Borrower in cash or common Equity Interests;~~
provided that (x) the priority of any preferred stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock and (y) the subordination of (including the application of any standstill requirements to) loans or advances made to the Borrower or any Restricted Subsidiary to other Indebtedness incurred by the Borrower or any Restricted Subsidiary shall not be deemed to constitute such an encumbrance or restriction, except the foregoing shall not prohibit:
(1)other than with respect to clause (d) above, any encumbrance or restriction pursuant to the Senior Notes or any other agreement or instrument, in each case, in effect at or entered into on the Effective Date;
(2)~~(f) Swap~~any encumbrance or restriction pursuant to this Agreement~~s which constitute Investments~~;
~~(g) trade receivables in the ordinary course of business;~~
~~(h) guarantees to insurers required in connection with worker’s compensation and other insurance coverage arranged in the ordinary course of business;~~
~~(i) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;~~

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(3)any encumbrance or restriction pursuant to applicable law, rule, regulation or order;
(4)any encumbrance or restriction pursuant to an agreement or instrument of a Person or relating to any Equity Interests or Indebtedness of a Person entered into on or before the date on which such Person was acquired by or merged, consolidated or otherwise combined with or into the Borrower or any Restricted Subsidiary, or was designated as a Restricted Subsidiary (unless such encumbrance or restriction was entered into in contemplation thereof) or on which such agreement or instrument is assumed by the Borrower or any Restricted Subsidiary in connection with an acquisition of assets (unless such encumbrance or restriction was entered into in contemplation thereof) (other than Equity Interests or Indebtedness incurred as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was acquired by the Borrower or was merged, consolidated or otherwise combined with or into the Borrower or any Restricted Subsidiary or entered into in contemplation of or in connection with such transaction) and outstanding on such date; provided that, for the purposes of this clause, if another Person is the Successor Borrower, any Subsidiary thereof or agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed by the Borrower or any Restricted Subsidiary when such Person becomes the Successor Borrower;
(5)any encumbrance or restriction: (i) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract or agreement, or the assignment or transfer of any lease, license or other contract or agreement; (ii) contained in mortgages, pledges, charges or other security agreements permitted under this Agreement or securing Indebtedness of the Borrower or a Restricted Subsidiary permitted under this Agreement to the extent such encumbrances or restrictions restrict the transfer or encumbrance of the property or assets subject to such mortgages, pledges, charges or other security agreements; (iii) contained in any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which the Borrower or any of its Restricted Subsidiaries is a party entered into in the ordinary course of business or consistent with past practice; provided that such agreement prohibits the encumbrance of solely the property or assets of the Borrower or such Restricted Subsidiary that are

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subject to such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Borrower or such Restricted Subsidiary or the assets or property of another Restricted Subsidiary; or (iv) pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Borrower or any Restricted Subsidiary;
(6)any encumbrance or restriction pursuant to Purchase Money Obligations and Capital Lease Obligations permitted under this Agreement, in each case, that impose encumbrances or restrictions on the property so acquired;
(7)other than with respect to clause (d) above, any encumbrance or restriction imposed pursuant to an agreement entered into for the direct or indirect sale or disposition to a Person of all or substantially all the Equity Interests or assets of the Borrower or any Restricted Subsidiary (or the property or assets that are subject to such restriction) pending the closing of such sale or disposition;
(8)customary provisions in leases, licenses, equityholder agreements, joint venture agreements, organizational documents and other similar agreements and instruments;
(9)encumbrances or restrictions arising or existing by reason of applicable law or any applicable rule, regulation or order, or required by any regulatory authority;
(10)~~(j) lease, utility and other similar~~any encumbrance or restriction on cash or other deposits or net worth imposed by customers under agreements entered into in the ordinary course of business or consistent with past practice;
(11)other than with respect to clause (d) above, any encumbrance or restriction pursuant to Hedging Obligations;
(12)other Indebtedness of Foreign Subsidiaries permitted to be incurred or issued subsequent to the Effective Date pursuant to Section 6.01 hereof that impose restrictions solely on the Foreign Subsidiaries party thereto or their Subsidiaries;
(13)restrictions created in connection with any Securitization Transaction related to Securitization Assets that, in the good faith determination of the Borrower, are necessary or advisable to effect such Securitization Transaction;

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(14)other than with respect to clause (d) above, any encumbrance or restriction arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred subsequent to the Effective Date pursuant to Section 6.01 hereof if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Lenders than (i) the encumbrances and restrictions contained in the Credit Agreement, the SPV II Credit Agreement, SPV IV Credit Agreement, SPV VII Credit Agreement or the SPV VI Dell Financing, in each case together with the security documents associated therewith, or this Agreement as in effect on the Effective Date or (ii) in comparable financings (as determined in good faith by the Borrower) and where, in the case of clause (ii), either (A) the Borrower determines at the time of entry into such agreement or instrument that such encumbrances or restrictions will not adversely affect, in any material respect, the Borrower’s ability to make principal or interest payments under this Agreement or (B) such encumbrance or restriction applies only during the continuance of a default in respect of a payment relating to such agreement or instrument;
(15)other than with respect to clause (d) above, any encumbrance or restriction existing by reason of any Lien permitted under Section 6.02 hereof;
(16)other than with respect to clause (d) above, any encumbrance or restriction pursuant to an agreement or instrument effecting a refinancing of Indebtedness incurred pursuant to, or that otherwise refinances, an agreement or instrument referred to in the above clauses of this Section 6.06(b) or this clause (an “Initial Agreement”) or contained in any amendment, supplement or other modification to an agreement referred to in the clauses above of this Section 6.06(b) or this clause; provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such agreement or instrument are no less favorable in any material respect to the Lenders taken as a whole than the encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such refinancing or amendment, supplement or other modification relates (as determined in good faith by the Borrower); or
(17)other than with respect to clause (d) above, any encumbrance or restriction arising pursuant to an agreement or instrument entered into or issued by an Existing SPV or Future SPV (including,

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without limitations, the SPV II Credit Agreement, the SPV IV Credit Agreement or any Future SPV Credit Agreement).
~~(k) Investments of any Person in existence at the time such Person becomes a Restricted Subsidiary; provided such Investment was not made in connection with or anticipation of such Person becoming a Restricted Subsidiary and any modification, replacement, renewal or extension thereof;~~
~~(l) Permitted Acquisitions;~~
~~(m) Guarantees permitted pursuant to Section 6.01;~~
~~(n) Permitted Securitizations;~~
~~(o) so long as no Event of Default shall have occurred and be continuing or be caused thereby, other Investments not otherwise permitted by this Section 6.07 (including Permitted Acquisitions), so long as, immediately after giving effect thereto on a Pro Forma Basis, the Total Net Leverage Ratio does not exceed 6.00 to 1.00 for the most recently ended Test Period;~~
~~(p) Investments (i) consisting of the contribution to SPV II, SPV IV or any Future SPV of the (w) master services agreements and related order forms entered into with customers as contemplated by the SPV II Credit Agreement (as in effect on the Closing Date, other than any amendment or modification that is not materially adverse to the Lenders), the SPV IV Credit Agreement (as in effect on the Closing Date, other than any amendment or modification that is not materially adverse to the Lenders) or any Future SPV Credit Agreement (as in effect on the initial closing date of such facility, other than any amendment or modification that is not materially adverse to the Lenders), (x) graphic processing unit servers and ancillary equipment necessary to service any of the foregoing and (y) and data center leases/licenses necessary to service any of the foregoing, so long as, solely with respect to any Future SPV Credit Agreement, the Borrower shall be in compliance on a Pro Forma Basis with Section 7.01 on the date such Future SPV Credit Agreement is entered into, (ii) in SPV II, SPV IV or any Future SPV to be used to cure a default under the SPV II Credit Agreement, the SPV IV Credit Agreement or any Future SPV Credit Agreement and (iii) in SPV II, SPV IV or any Future SPV, so long as, with respect to clauses (ii) and (iii), immediately after giving effect thereto, the Borrower shall be in compliance on a Pro Forma Basis with Section 7.01; provided that no other Investments in Unrestricted Subsidiaries are permitted hereunder other than those in this clause (p) and clause (c) above;~~
~~(q) so long as no Event of Default shall have occurred and be continuing or be caused thereby, other Investments not otherwise permitted hereunder in an aggregate amount not to exceed at any time (i) 100% of Consolidated Adjusted EBITDA for the prior four Fiscal Quarter period ending on or most recently prior to such date plus (ii) the portion, if any, of the Cumulative Credit on such date that the Borrower elects to apply to this clause (ii);~~
~~(r) Investments in Persons which consist of the provision of services by the Borrower to any such Person in exchange for Equity Interests in such Person; and~~

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~~(s) Investments in Cohere, Inc. (either directly or indirectly through Magnetar AI Ventures I - Cohere LLC) in an aggregate amount not to exceed $125,000,000.~~
~~For purposes of covenant compliance with this Section 6.07, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less any amount paid, repaid, returned, distributed or otherwise received in cash in respect of such Investment.~~
~~Notwithstanding anything herein to the contrary, (i) no Obligor shall, nor shall it permit any of its Restricted Subsidiaries to, allow or cause any Domestic Subsidiary to be a subsidiary of a Foreign Subsidiary (other than any Domestic Subsidiary that is an existing subsidiary of an acquired Foreign Subsidiary at the time of the Permitted Acquisition); and (ii) the only transfers (including, without limitation, Investments, sales or other dispositions or Restricted Payments) by the Borrower and the Restricted Subsidiaries permitted to be made in or to Unrestricted Subsidiaries shall be transfers that are permitted by Section 6.07(c) and Section 6.07(p).~~
~~Notwithstanding the foregoing, (i) no Obligor shall, nor shall it permit any of its Restricted Subsidiaries to, allow or cause any Domestic Subsidiary to be a subsidiary of a Foreign Subsidiary (other than any Domestic Subsidiary that is an existing subsidiary of an acquired Foreign Subsidiary at the time of the Permitted Acquisition); (ii) the only transfers (including, without limitation, Investments, sales or other dispositions or Restricted Payments) by the Borrower and the Restricted Subsidiaries permitted to be made in or to Unrestricted Subsidiaries shall be transfers that are permitted by clauses (c) and (p) above; and (iii) unless the Obligors have Unrestricted Cash of at least $2,000,000,000 on a pro forma basis at the time of such Investment, any Investments made in Unrestricted Subsidiaries shall only be permitted to the extent, (x) after giving effect to such Investment, the Debt Ratio on a Pro Forma Basis is no less than 1.50 to 1.00 (or, to the extent such Investment will be used to cure a default or ensure covenant compliance under the SPV II Credit Agreement, the SPV IV Credit Agreement or any Future SPV Credit Agreement, 1.20 to 1.00) and (y) except to the extent that such Investment will be used to cure a default or ensure covenant compliance under the SPV II Credit Agreement, the SPV IV Credit Agreement or any Future SPV Credit Agreement, the Obligors have received Unrestricted Cash or other assets from such Unrestricted Subsidiary in an amount equal to the fair market value of the assets Invested in such Unrestricted Subsidiary.~~
Section 6.07.~~Section 6.08.~~ Amendments or Modifications with Respect to Certain Indebtedness; Organizational Documents
.
~~(a) [Reserved].~~
~~(b)~~ The Borrower and each other Obligor will not, and will not permit any of its Restricted Subsidiaries to, amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any ~~O~~organizational ~~D~~document of any Obligor or any Restricted Subsidiary after the Effective Date, in each case in a manner that is adverse in any material respect to the Lenders, without in each case obtaining

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the prior written consent of the Required Lenders to such amendment, modification or other modification or waiver.
~~(c)~~ The Borrower and each other Obligor will not, and will not permit any of its Restricted Subsidiaries to, (i) amend or otherwise change the terms of the SPV II Parent Guarantee ~~or~~, SPV IV Parent Guarantee or SPV VII Guarantee, if the effect of such amendment or change is to amend the provisions of the SPV II Parent Guarantee ~~or~~, SPV IV Parent Guarantee or SPV VII Guarantee in a way that is materially adverse to the interests of the Lenders or (ii) enter into new guarantees incurred pursuant to Section 6.01(~~t~~aa) except to the extent such guarantees only permit the incurrence of Indebtedness (as defined under such guarantee agreement) in an amount that is less than the greater of (x) $~~1,~~ 1,500,000,000 and (y) the amount of Revolving Commitments in effect as of the date of such guarantee agreement (it being agreed and understood that the Borrower or such other Obligor, as applicable, shall use commercially reasonable efforts to cause such guarantees incurred pursuant to Section 6.01(~~t~~aa) to permit secured Indebtedness in an amount equal to or greater than either (x) the amount permitted under the SPV II Parent Guarantee ~~or~~, SPV IV Parent Guarantee or SPV VII Guarantee as in effect on the date hereof or (y) $~~1,~~ 1,500,000,000).
Section 6.08.~~Section 6.09.~~ Fiscal Year
. Except after providing the Administrative Agent with 30 days prior written notice, the Borrower and each other Obligor will not, and will not permit any of its Restricted Subsidiaries to, permit its fiscal year to end on a day other than December 31 or change its method of determining fiscal quarters.
Section 6.09.~~Section 6.10.~~ Limitation on Securitization Transactions.
The Borrower will not, nor will it permit any Restricted Subsidiary to, enter into any Securitization Transaction or any amendment thereto, except Securitization Transactions in which the Borrower or a Restricted Subsidiary sells or conveys Securitization Assets to one or more Eligible Special Purpose Entities; provided that the Aggregate Receivables Sale Amount shall not exceed the applicable Maximum Receivables Sales Amount at any time.
Section 6.10. Line of Business. The Borrower and each other Obligor will not, and will not permit any of their respective Restricted Subsidiaries to, engage to any material extent in any business other than the type conducted by the Obligors and their respective Restricted Subsidiaries on the Effective Date or businesses reasonably related, similar, ancillary, supportive, complementary or synergistic thereto and reasonable extensions thereof (and non-core incidental businesses acquired in connection with any Acquisition or investment or other immaterial businesses).

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ARTICLE 7
Financial Covenant
Section 7.01.Total Net Leverage Ratio
. As of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2024, the Total Net Leverage Ratio of the Borrower and its Restricted Subsidiaries for the four Fiscal Quarter period then ended shall not exceed 6.00 to 1.00. Notwithstanding the foregoing, upon the consummation of a Material Acquisition during the term of this Agreement, upon written notice by the Borrower to the Administrative Agent at the consummation of such Material Acquisition of its intent to start an Increase Period, the Total Net Leverage Ratio may be greater than 6.00 to 1.00 for the first four Fiscal Quarters ending after the date of the consummation of such Material Acquisition (the “Increase Period”), but in no event shall the Total Net Leverage Ratio be greater than 7.00 to 1.00 as of the last day of any Fiscal Quarter (the “Permitted Leverage Increase”). After the Increase Period, the Total Net Leverage Ratio may not be greater than 6.00 to 1.00 as of the last day of each Fiscal Quarter until another permitted Increase Period occurs. There may be more than one Permitted Leverage Increase during the term of this Agreement, but only so long as there are two full Fiscal Quarters of compliance with the Total Net Leverage Ratio without giving effect to an Increase Period prior to the commencement of another Increase Period and no more than three Permitted Leverage Increases during the term of this Agreement.
Section 7.02.Minimum Contracted Revenue
. As of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2024, the Borrower and its Restricted Subsidiaries shall have binding contracts that are in full force and effect, copies of which (upon the request of the Administrative Agent) have been provided to the Administrative Agent, demonstrating contracted revenues in an amount not less than $1,000,000,000, which amount shall be calculated based on the sum of (i) the reasonably projected contracted revenues from such contracts with counterparties which have an Investment Grade Rating and (ii) the product of 0.75 and the reasonably projected contracted revenues from such contracts with counterparties which do not have an Investment Grade Rating.
ARTICLE 8
Guaranty
Section 8.01.Guaranty of the Obligations
. The Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to the Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations (other than, in the case of any Guarantor, any such Obligations with respect to which such Person is the primary obligor) when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of any automatic stay or similar provision of any Debtor Relief Law) (collectively, the “Guaranteed Obligations”). Notwithstanding any provision hereof or in any other Loan Document to the contrary, no

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Obligation in respect of any Secured Hedge Agreement shall be payable by or from the assets of Obligor if such Obligor, is not, at the later of (i) the time such Secured Hedge Agreement is entered into and (ii) the date such person becomes an Obligor, an “eligible contract participant” as such term is defined in Section 1(a)(18) of the Commodity Exchange Act, as amended, and no Obligor shall be deemed to have entered into or guaranteed any Hedging Transaction at any time that such Obligor is not an eligible contract participant.
Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Obligor to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 8.01 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.01, or otherwise under this Guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 8.01 shall remain in full force and effect until the termination of this Guarantee in accordance with Section 8.07 hereof. Each Qualified ECP Guarantor intends that this Section 8.01 constitute, and this Section 8.01 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 8.02.Payment by Guarantors
. The Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of any automatic stay or similar provision of any Debtor Relief Law), Guarantors will upon demand pay, or cause to be paid, in Cash, to the Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the Borrower’s becoming the subject of a case under any Debtor Relief Law, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.
Section 8.03.Liability of Guarantors Absolute
. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

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(a)this Guaranty is a guaranty of payment when due and not of collectability and this Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;
(b)the Administrative Agent may enforce this Guaranty after the occurrence and during the continuation of an Event of Default notwithstanding the existence of any dispute between the Borrower and any Beneficiary with respect to the existence of such Event of Default;
(c)the obligations of each Guarantor hereunder are independent of the obligations of the Borrower and the obligations of any other guarantor (including any other Guarantor), and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the Borrower or any of such other guarantors and whether or not the Borrower is joined in any such action or actions;
(d)payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;
(e)any Beneficiary, upon such terms as it deems appropriate under the relevant Loan Document, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or

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subrogation or other right or remedy of any Guarantor against any other Obligor or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents; and
(f)this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made and the cancellation or expiration or Cash Collateralization of all Letters of Credit in the Agreed L/C Cash Collateral Amount on terms reasonably satisfactory to the applicable Issuing Bank (or other credit support satisfactory to the applicable Issuing Bank has been provided))), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set offs or counterclaims which the Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.
Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor under this Agreement shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance as a fraudulent transfer or conveyance under applicable law.

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Section 8.04.Waivers by Guarantors
. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of any Obligor or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made and the cancellation or expiration or Cash Collateralization of all Letters of Credit in the Agreed L/C Cash Collateral Amount on terms reasonably satisfactory to the applicable Issuing Bank (or other credit support satisfactory to the applicable Issuing Bank has been provided)); (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith, gross negligence or willful misconduct (as determined by a court of competent jurisdiction by final and non-appealable judgment); (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set offs, recoupments and counterclaims, (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto, and (v) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Section 8.03 and any right to consent to any thereof; and (f) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
Section 8.05.Guarantors’ Rights of Subrogation, Contribution, Etc.
Until the Guaranteed Obligations shall have been paid in full (other than contingent indemnification obligations for which no claim has been made) and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired without being drawn or been cancelled or Cash Collateralized (or other credit support satisfactory to the applicable Issuing Bank has been provided), each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower or any other

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guarantor (including the Guarantors) or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower or any other guarantor (including the Guarantors) with respect to the Guaranteed Obligations, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Borrower or any other guarantor (including the Guarantors), and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been paid in full (other than contingent indemnification obligations for which no claim has been made and the cancellation or expiration or Cash Collateralization of all Letters of Credit in the Agreed L/C Cash Collateral Amount on terms reasonably satisfactory to the applicable Issuing Bank (or other credit support satisfactory to the applicable Issuing Bank has been provided)) and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired without being drawn or been cancelled or Cash Collateralized in the Agreed L/C Cash Collateral Amount on terms reasonably satisfactory to the applicable Issuing Bank (or other credit support satisfactory to the applicable Issuing Bank has been provided), each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor (including the Guarantors), shall be junior and subordinate to any rights any Beneficiary may have against the Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made) shall not have been paid in full, such amount shall be held in trust for the Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.
Section 8.06.Subordination of Other Obligations
. Any Indebtedness of the Borrower or any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by such Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision hereof.

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Section 8.07.Continual Guaranty
. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired without being drawn or been cancelled or Cash Collateralized in the Agreed L/C Cash Collateral Amount (or other credit support satisfactory to the applicable Issuing Bank has been provided). Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.
Section 8.08.Authority of Guarantors or the Borrower
. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or the Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.
Section 8.09.Financial Condition of the Borrower
. Any Credit Extension may be made to the Borrower or continued from time to time without notice to or authorization from any Guarantor regardless of the financial or other condition of the Borrower at the time of any such grant or continuation, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrower. Each Guarantor has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower now known or hereafter known by any Beneficiary.
Section 8.10.Bankruptcy, Etc.

(a)So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of the Administrative Agent acting pursuant to the instructions of Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against the Borrower or any Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower or any other Guarantor or by any defense which the Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

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(b)Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in Section 8.10(a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.
(c)In the event that all or any portion of the Guaranteed Obligations are paid by the Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.
ARTICLE 9
Events of Default
Section 9.01.Events of Default
. If any of the following events (each, an “Event of Default”) shall occur:
(a)the Borrower shall fail to pay (i) any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof, the Maturity Date, or at a date fixed for prepayment thereof or otherwise (as applicable) or (ii) when due any amount payable to any Issuing Bank in reimbursement of any drawing under any Letter of Credit in the Agreed Currency required hereunder;
(b)the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section 9.01) payable under any of the Loan Documents, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;
(c)any representation or warranty made or deemed made by the Borrower or any Subsidiary in this Agreement or any other Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document, shall prove to have been incorrect in any material respect when made or deemed made or, in the case of any such representation or warranty qualified by materiality, incorrect in any respect;

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(d)the Borrower or any other Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), Section 5.03 (solely with respect to the Borrower), Section 5.09, in Article 6 or in Article 7;
(e)the Borrower or any other Obligor shall fail to observe or perform any covenant, condition or agreement contained in any of the Loan Documents (other than those specified in clause (a), (b) or (d) of this Section 9.01), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) written notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) receipt by the Administrative Agent of the notice required to be given by the Borrower pursuant to Section 5.02(a);
(f)the Borrower or any Restricted Subsidiary shall (i) fail to pay any principal, interest or other amount, regardless of amount, due in respect of any Material Indebtedness (other than the Obligations), when and as the same shall become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) beyond any applicable grace period, or (ii) after giving effect to any grace period, fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Material Indebtedness, if the failure referred to in clause (i) or (ii) results in such Material Indebtedness becoming due prior to its stated maturity (or in the case of any such Indebtedness constituting a Guarantee in respect of Indebtedness becoming payable) or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;
(g)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Debtor Relief Law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(h)the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section 9.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any binding action for the purpose of effecting any of the foregoing;
(i)the Borrower or any Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

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(j)one or more judgments for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof (to the extent not paid or covered by a reputable and solvent independent third-party insurance company which has not disputed coverage) and the same shall remain undischarged or unpaid for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment and such action shall not be stayed;
(k)a Change in Control shall occur;
(l)one or more ERISA Events or Non-U.S. Plan Events shall have occurred, other than as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;
(m)at any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations (other than contingent indemnification obligations for which no claim has been made and the cancellation or expiration or Cash Collateralization of all Letters of Credit in the Agreed L/C Cash Collateral Amount on terms reasonably satisfactory to the applicable Issuing Bank (or other credit support reasonably satisfactory to the applicable Issuing Bank has been provided)) shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations (other than contingent indemnification obligations for which no claim has been made and the cancellation or expiration or Cash Collateralization of all Letters of Credit in the Agreed L/C Cash Collateral Amount on terms reasonably satisfactory to the applicable Issuing Bank (or other credit support reasonably satisfactory to the applicable Issuing Bank has been provided)) in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any material portion of the Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Obligor shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by the Lenders or Letters of Credit to be issued, under any Loan Document to which it is a party or shall contest in writing the validity or perfection of any Lien in any material portion of the Collateral purported to be covered by the Collateral Documents; or
(n)the assets of any Obligor (i) are deemed to constitute “plan assets” (within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) or otherwise) or (ii) are subject to any state or other statute, regulation or other restriction regulating investments of, or fiduciary obligations with respect to, governmental plans;

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then, and in every such event (other than an event with respect to any Obligor described in clause (g), (h) or (i) of this Section 9.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Commitments and the obligations of the Issuing Banks to issue any Letter of Credit, and thereupon the Revolving Commitments shall terminate immediately, (ii)(A) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (B) require that the Borrower Cash Collateralize the Letters of Credit in the Agreed L/C Cash Collateral Amount; and in case of any event with respect to any Obligor described in clause (g), (h) or (i) of this Section 9.01, the Revolving Commitments shall automatically terminate, each Issuing Bank shall have no obligation to issue Letters of Credit hereunder and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower or such Guarantor accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor, and (iii) Administrative Agent may cause the Collateral Agent to enforce any and all Liens and security interests created pursuant to the Collateral Documents.
Section 9.02.Application of Funds
. After the exercise of remedies provided for in Section 9.01 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including fees, charges and disbursements of counsel to the Agents and amounts payable pursuant to Section~~s~~ 2.17 and 2.18) payable to the Agents in their capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and fees payable to the Lenders and the Issuing Banks (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Banks and amounts payable pursuant to Section~~s~~ 2.17 and 2.18)), ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid fees and interest on the Loans, Letter of Credit Usage, Secured Hedge Agreements and other Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Third payable to them;

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Fourth, to payment of that portion of the Obligations constituting unpaid principal, Letter of Credit Usage and Obligations then owing under Secured Hedge Agreements, ratably among the Secured Parties, in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of the applicable Issuing Banks, to Cash Collateralize that portion of Letter of Credit Usage comprised of the aggregate undrawn amount of Letters of Credit at the Agreed L/C Cash Collateral Amount; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full in cash, to the Borrower or as otherwise required by applicable law.
Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit or amounts due on account of such Obligations as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired without being drawn, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above, and thereafter applied as provided in clause “Last” above.
Notwithstanding the foregoing, Obligations arising under Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank, as the case may be.
Section 9.03.Right to Cure.
Notwithstanding anything contained in Section~~s~~ 9.01, if the Borrower fails to comply with Section 7.01 (a “Covenant Default”) for any Fiscal Quarter, the Borrower shall have the right (the “Cure Right”), until the Loans have been paid in full, to receive a contribution of capital (1) in the form of common equity, (2) in the form of preferred equity having terms reasonably acceptable to the Administrative Agent or (3) in such other form having terms reasonably acceptable to the Administrative Agent (the “Contribution Amount”) in order to cure such Covenant Default, subject to the following:
(a)the Borrower must deliver a written notification (the “Cure Notice”) to the Administrative Agent that it intends to exercise the Cure Right under this Section 9.03 simultaneously with the delivery of the Compliance Certificate required to be delivered to the Administrative Agent pursuant to Section 5.01(c) (the “Cure Notification Date”);
(b)the Contribution Amount shall be included in the calculation of Consolidated Adjusted EBITDA solely for the purposes of determining compliance with Section 7.01, at the end of such Fiscal Quarter and applicable subsequent periods which include such Fiscal Quarter, provided that there shall be no pro forma reduction of the Obligations to the extent a voluntary prepayment is made in respect thereof with the proceeds of any Contribution Amount for the Fiscal Quarter in respect of which such Contribution Amount is received for purposes of determining compliance with Section 7.01;

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(c)the Contribution Amount shall be (i) received by the Borrower no later than ten (10) days after the Cure Notification Date and (ii) in an amount not to exceed the amount required to cause the Borrower to be in compliance with Section 7.01;
(d)the issuance of any Equity Interests in connection with the payment of the Contribution Amount to the Borrower shall not result in a Change in Control; and
(e)the Borrower may not exercise its rights under this Section 9.03 more than (i) two (2) times during any period of four (4) consecutive Fiscal Quarters, and (ii) five (5) times during the term of this Agreement.
Upon the Administrative Agent’s receipt of the Cure Notice from Borrower of its intent to exercise the Cure Right pursuant to this Section 9.03 within the time frame required by Section 9.03(a), then, until ten (10) days after the Cure Notification Date, (i) neither the Administrative Agent nor any Lender shall exercise the right to accelerate the Loans and other Obligations or terminate the Revolving Commitments and none of the Administrative Agent, the Collateral Agent nor any Lender shall exercise any right to foreclose on or take possession of the Collateral or exercise any other remedy prior to the expiration of such ten (10) day period following the Cure Notification Date, and (ii) neither the Administrative Agent nor any Lender shall impose default interest, in each case, solely on the basis of an Event of Default having occurred and being continuing under Section 7.01 in respect of the Fiscal Quarter for which the Cure Right is exercised.
ARTICLE 10
The Agents
Section 10.01.Agents
. Each of the Lenders (including in any Lender’s other capacity hereunder) and each of the Issuing Banks (each of the foregoing referred to as the “Lenders” for purposes of this Article 10) hereby irrevocably appoints JPMorgan Chase Bank, N.A., as each of the Administrative Agent and Collateral Agent and authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to any Agent by the terms of this Agreement or any other Loan Document, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each Agent is hereby expressly authorized by the Lenders to (i) execute any and all documents (including any release) with respect to the Collateral, as contemplated by and in accordance with the provisions of this Agreement and any other Loan Document, (ii) negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the discretion of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Lender and (iii) to approve or disapprove of any permitted transaction described in Section 6.03. Except, in each case, as set forth in the sixth paragraph of this Article 10, the provisions of this Article 10 are solely for the benefit of the Agents and the Lenders, and the Borrower shall not have rights as a third party beneficiary of any such provisions.

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The Person serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity. Such Person and its branches and Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.
Neither Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, neither Agent: (a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.02 or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; provided, further, that such Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided, and (c) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its branches or Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Agents shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and such Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

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Each Agent, Arranger and Bookrunner shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent, Arranger and Bookrunner may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent, Arranger and Bookrunner may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Each Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent. The Agents shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, either Agent may resign at any time by notifying the Lenders and the Borrower; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States; so long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to consent to such successor Administrative Agent (such consent not to be unreasonably withheld or delayed). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Upon the acceptance of its appointment as either Administrative Agent or Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent or Collateral Agent (as applicable), and the retiring Administrative Agent or Collateral Agent (as applicable) shall be discharged from its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Article 10). The fees payable by the Borrower to any successor Agent shall be the same as those payable to

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its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article 10 and Section 11.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Agent.
Each Lender acknowledges that it has, independently and without reliance upon either Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.
Anything herein to the contrary notwithstanding, each Arranger and Bookrunner shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Collateral Agent, an Issuing Bank or a Lender hereunder.
Further, each Secured Party hereby irrevocably authorizes the Collateral Agent:
(a)to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon satisfaction of any conditions to release specified in any Collateral Document, (ii) that is disposed of or to be disposed of as part of or in connection with any disposition permitted hereunder or under any other Loan Document to any Person other than an Obligor, (iii) subject to Section 11.02, if approved, authorized or ratified in writing by the Required Lenders or such other percentage of Lenders required thereby, (iv) owned by a Guarantor upon release of such Guarantor from its obligations under this Agreement, or (v) as expressly provided in the Collateral Documents;
(b)to release any Guarantor from its obligations hereunder if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted hereunder;
(c)upon request of the Borrower, to take such actions as shall be required to subordinate any Lien on any property granted to the Collateral Agent to the holder of a Permitted Lien ~~permitted by~~securing Indebtedness incurred under Section 6.0~~2~~1(j) or to enter into any intercreditor agreement with the holder of any such Lien subject to Section 11.02; and
(d)to enter into the Pari Intercreditor Agreement (and each Secured Party acknowledges and agrees that it is subject to and bound by the terms of the Pari Intercreditor Agreement).
Upon request by the Collateral Agent at any time, the Required Lenders (or Lenders, as applicable) will confirm in writing the Collateral Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations hereunder

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pursuant to this paragraph. In each case as specified in this Article 10, the Collateral Agent will, at the Borrower’s expense, execute and deliver to the applicable Obligor such documents as such Obligor may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted pursuant to the Loan Documents, or to release such Guarantor from its obligations hereunder, in each case in accordance with the terms of this Article 10.
Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent, the Collateral Agent, each Lender and each other Secured Party hereby agree that (i) no Secured Party (other than the Collateral Agent) shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Collateral Agent, on behalf of the Secured Parties in accordance with the terms hereof and thereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Collateral Agent and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition.
Any such release of Guaranteed Obligations or otherwise shall be deemed subject to the provision that such Guaranteed Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.
Section 10.02.Certain ERISA Matters
.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, the Bookrunners and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Obligor, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of

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the Code) of one or more Benefit Plans in connection with such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments or this Agreement,
(ii)the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, the Bookrunners and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Obligor, that none of the Administrative Agent, the Arrangers or the Bookrunners or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).
Section 10.03.Additional Secured Parties

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. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not an Agent, Lender or Issuing Bank as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent or the Collateral Agent, or, in any event in the case of Secured Hedge Agreement counterparties, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent or the Collateral Agent) this Article 10 and Section~~s~~ 11.03(c), 11.09, 11.10 and 11.12 and the decisions and actions of the Administrative Agent, the Collateral Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders or other parties hereto as required herein) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 11.03(c) only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral, (b) each of the Administrative Agent, Collateral Agent and Lenders shall be entitled to act without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) except as otherwise set forth herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document.
Section 10.04.Acknowledgments of Lenders and Issuing Banks
.
(a)Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case, in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, any Bookrunner or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Bookrunner or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States

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securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
(b)Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan Document pursuant to which it shall have become a Lender hereunder.
(c)
(i)Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, in its sole discretion, may specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 10.04(c) shall be conclusive, absent manifest error.
(ii)Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the

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Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Administrative Agent, in its sole discretion, may specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(iii)The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.
(iv)    Each party’s obligations under this Section 10.04(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Revolving Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.
(d)Each Lender hereby agrees that (i) it has requested a copy of each report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any report or any of the information contained therein or any inaccuracy or omission contained in or relating to a report and (B) shall not be liable for any information contained in any report; (iii) the reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the reports; (iv) it will keep all reports confidential and strictly for its internal use, not share the report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any report through the indemnifying Lender.

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(e)The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Obligors) between the Obligors and their Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, the Obligors or their Affiliates may provide information, including updates to previously provided information to JPMorgan Chase Bank, N.A. and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of JPMorgan Chase Bank, N.A.’s role as administrative agent hereunder. The Lenders acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to any Loan Document, the Administrative Agent shall not have any duty or responsibility to the Lenders to provide, and shall not be liable to the Lenders for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Obligors or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and any Obligor, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of a Loan Party.
ARTICLE 11
Miscellaneous
Section 11.01.Notices
. Except in the case of notices and other communications expressly permitted to be given by telephone, (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy (or other electronic image scan transmission (e.g., pdf via email)), as follows:
~~(i)~~ if to the Borrower or any other Obligor, to the Borrower at:
CoreWeave, Inc.
101 ~~Eisnehower~~Eisenhower Pkwy, Ste. 106
Roseland, New Jersey 07068
Attention: Nitin Agrawal
Email Address: [*~~**~~]
Telephone No.: [*~~**~~]
with a copy (which shall not constitute notice) to:

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Kirkland & Ellis LLP
611 Main Street
Houston, Texas 77002
Attention: Lucas E. Spivey
Email Address: [*~~**~~]
Telephone No.: [*~~**~~]

~~(ii)~~ if to the Administrative Agent, from any Loan Party, to JPMorgan Chase Bank, N.A. at the address separately provided to the Borrower;
~~(iii)~~ if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A. at:
JPMorgan Chase Bank, N.A.
Middle Market Servicing
10 South Dearborn, Floor L2
Suite IL1-1145
Chicago, IL 60603-2300
~~(iv)~~ if to any Lender or Issuing Bank to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (B) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic System, Approved Electronic Platform or Approved Borrower Portal, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.
~~(b)~~ Notices and other communications to the Lenders or any Issuing Bank hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 unless otherwise agreed by the Administrative Agent and the applicable Lender or Issuing Bank. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
~~(c)~~ Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

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Section 11.02.Waivers; Amendments
. (a) No failure or delay by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of such Default or Event of Default at the time.
(b)    None of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the other Obligors and the Required Lenders or by the Borrower and the other Obligors and the Administrative Agent with the consent of the Required Lenders; provided, however, that no such amendment, waiver or consent shall: (i) extend or increase the Revolving Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or Letter of Credit, reduce the rate of interest thereon or the cash pay amount of interest, or reduce any fees payable hereunder, without the written consent of each Lender or Issuing Bank directly affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, postpone the scheduled date of expiration of any Revolving Commitment, or extend the expiration date for any Letter of Credit beyond the Maturity Date, without the written consent of each Lender or Issuing Bank directly affected thereby; provided, however, that notwithstanding clause (ii) or (iii) of this Section 11.02(b), (x) only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the default rate set forth in Section 2.08 and (y) any waiver of a Default shall not constitute a reduction of interest for this purpose, (iv) change Section 2.19(a), Section 2.19(b), or any other Section hereof providing for the ratable treatment of the Lenders or change the definition of “Applicable Percentage” or “Pro Rata Share”, in each case in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release all or substantially all of the value of any Guaranty or the Collateral without the written consent of each Lender and each Issuing Bank, except, in the case of the release of any individual Guarantor, to the extent the release of such Guarantor is permitted pursuant to Section 5.12(b) or Section 11.17 (in which case such release may be made by the Collateral Agent and/or the Administrative Agent acting alone), (vi) change any of the provisions of this Section or the percentage referred to in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent

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hereunder, without the written consent of each Lender, (vii) waive any condition set forth in Section 4.01 (other than as it relates to the payment of fees and expenses of counsel), or, in the case of any Loans made or Letters of Credit issued on the Effective Date, Section 4.02, without the written consent of each Lender and each Issuing Bank (as applicable), (viii) affect the rights or duties of an Issuing Bank hereunder without the prior written consent of such Issuing Bank and (ix) expressly subordinate the Liens on any Collateral granted to or held by the Administrative Agent securing the Obligations or expressly subordinate any Obligations, in each case, to any other Indebtedness, without the written consent of each Lender. Notwithstanding anything to the contrary herein, (i) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, any Arranger or any Bookrunner hereunder without the prior written consent of the Administrative Agent, the Collateral Agent, such Arranger or such Bookrunner, as applicable, (ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender and (iii) this Agreement may be amended to provide for a New Revolving Loan Commitment in the manner contemplated by Section 2.23 without the consent of the Required Lenders.
Section 11.03.Expenses; Indemnity; Damage Waiver
.
(a)The Borrower shall pay (i) all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Collateral Agent, the Lenders, the Arrangers and the Bookrunners in connection with the syndication of the Loans and with the preparation, negotiation, execution and delivery of the Loan Documents and any security arrangements (including, without limitation, any third party flood consultants) in connection therewith and, solely with respect to the Administrative Agent and the Collateral Agent, any amendment, waiver or other modification (including proposed amendments, waivers or other modifications) with respect thereto (including reasonable and documented fees, out-of-pocket expenses and disbursements of outside counsel (limited to one outside counsel and, if reasonably necessary, one outside counsel per applicable jurisdiction and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another outside counsel per applicable jurisdiction for such affected Person for the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners and the Lenders, taken as a whole)) and (ii) all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders (including reasonable fees, out-of-pocket expenses and disbursements of outside counsel (limited to one outside counsel and, if reasonably necessary, one outside counsel per applicable jurisdiction and, in the case of an actual or perceived conflict

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of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another outside counsel per applicable jurisdiction for such affected Person)) in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 11.03, or in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.
(b)The Borrower shall indemnify the Administrative Agent, the Arrangers, the Bookrunners, the Collateral Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, reasonable and documented out-of-pocket costs or expenses, including the reasonable and documented legal fees and expense of any outside counsel (limited to one outside counsel and, if reasonably necessary, one outside counsel per applicable local jurisdiction and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another outside counsel per applicable jurisdiction for such affected Person) for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or by the Borrower or any other Obligor arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Obligors or any of their respective Subsidiaries, or any Environmental Liability related in any way to the Obligors or any of their respective Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or the Borrower or any Affiliate of the Borrower); provided that such indemnity shall not, as to any Indemnitee, be available (w) with respect to Taxes (and amounts relating thereto) (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), the indemnification for which shall be governed solely and exclusively by Section 2.18, (x) with respect to such losses, claims, damages, liabilities, costs or reasonable and documented expenses that are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, fraud, bad faith or willful misconduct of such Indemnitee or breach of any material obligations under any Loan Document by such Indemnitee, (y) resulting from any dispute between and among Indemnitees, that does not involve an act or omission by the Obligors or their respective Subsidiaries (as determined by a court of competent jurisdiction in a final non-appealable decision) (other than any proceeding against the Agents, the Issuing Banks, the Arrangers or the Bookrunners or any other Person acting as an agent or arranger with respect to the revolving credit facility provided hereunder, in each case, acting in such capacity) and (z) to the extent resulting from a settlement agreement related thereto without the written consent of

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the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that (1) the Borrower shall be deemed to consent to such settlement if it does not respond to the indemnified party’s request within 5 business days, (2) the foregoing indemnity will nevertheless apply if the Borrower shall have been offered an opportunity to assume the defense of such matter and shall have declined to do so and (3) if settled with the Borrower’s consent, the Borrower agrees to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with this paragraph.
(c)To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section 11.03, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as applicable, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent, as applicable, in its capacity as such.
(d)Without limiting in any way the indemnification obligations of the Borrower pursuant to Section 11.03(b) or of the Lenders pursuant to Section 11.03(c), to the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, fraud, bad faith or willful misconduct of such Indemnitee or material breach of any Loan Document by such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction.
(e)All amounts due under this Section 11.03 shall be payable promptly after written demand therefor.
Section 11.04.Successors and Assigns
.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, each Lender and each Issuing Bank (and any attempted assignment or transfer by the Borrower without such consent shall be null and

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void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 11.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby), Participants (to the extent provided in paragraph (c) of this Section 11.04) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders, any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)(i) Subject to the conditions set forth in paragraph (b) (ii) below, any Lender may assign to one or more assignees (but not to any Obligor, any Subsidiary or an Affiliate thereof, any natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of natural person) or any Disqualified Institutions) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
(1)the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund immediately prior to such assignment or, if an Event of Default has occurred and is continuing, any other assignee; provided, further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) days after having received notice thereof;
(2)the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to any Lender, an Affiliate of a Lender or an Approved Fund; and
(3)the Issuing Banks; provided that no consent of the Issuing Banks shall be required for an assignment to any Lender.
(i)Assignments shall be subject to the following additional conditions:
(1)except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment or Loans, the amount of the Revolving Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (or a greater amount that is an integral multiple of $1,000,000) unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;
(2)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

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(3)unless otherwise agreed to by the Administrative Agent in its sole discretion, the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;
(4)the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or its securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;
(5)no such assignment shall be made to (1) any Obligor nor any Subsidiary or Affiliate of a Obligor, (2) any Disqualified Institutions, (3) any Defaulting Lender or any of its subsidiaries, or (4) any Person, who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (5); and
(6)in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
For the purposes of this Section 11.04, the term “Approved Fund” has the following meaning:
“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
(ii)Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 11.04, from and after the effective date specified in each

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Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.16, Section 2.17, Section 2.18 and Section 11.03); provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 11.04.
(iii)The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a Register for the recordation of the names and addresses of the Lenders, and the Revolving Commitment of, and amounts on the Loans owing to, each Lender pursuant to the terms hereof from time to time. The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 11.04(b)(iv), except to the extent that such losses, claims, damages or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent. The Loans (including principal and interest) are registered obligations and the right, title, and interest of any Lender or its assigns in and to such Loans shall be transferable only upon notation of such transfer in the Register.
(iv)Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b)(ii)(C) of this Section 11.04 and any written consent to such assignment required by paragraph (b)(i) of this Section 11.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be

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made by it pursuant to Section 2.14(g), Section 2.19(c) or Section 11.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(c)(i) Any Lender may, without the consent of, or notice to, the Borrower or any other Obligor, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (but not to the Borrower, any Subsidiary or an Affiliate thereof, any natural person or any Disqualified Institutions) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 11.02(b) that affects such Participant. Subject to paragraph (c) (ii) of this Section 11.04, the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.16, Section 2.17 (provided that it complies with the obligations contained therein) and Section 2.18 (it being understood that the documentation required under Section 2.18(g) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.19(b) as though it were a Lender.
(i)A Participant shall not be entitled to receive any greater payment under Section 2.17 or Section 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.
(ii)Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments,

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loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or Central Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
Section 11.05.Survival
. All covenants, agreements, representations and warranties made by the Obligors and their respective Subsidiaries herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Revolving Commitments have not expired or terminated. The provisions of Section 2.16, Section 2.17, Section 2.18 and Section 11.03 and Article 10 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Revolving Commitments or the Letters of Credit, the resignation of the Administrative Agent or the Collateral Agent, the replacement of any Issuing Bank, any Lender, or the termination of this Agreement or any provision hereof.
Section 11.06.Counterparts; Integration; Effectiveness
. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have

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been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic image scan transmission (e.g., pdf via email) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 11.07.Severability
. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.07, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.
Section 11.08.Right of Setoff
. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower and each other Obligor against any of and all the obligations of the Borrower and each other Obligor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided that in the event that any Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Lender as to which it exercised such right of setoff. The rights of each Lender under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. No amounts set off from any Obligor shall be applied to any Excluded Swap Obligations of such Obligor.

Section 11.09.Governing Law; Jurisdiction; Consent to Service of Process
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(a)THIS AGREEMENT ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.
(b)EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. THE BORROWER AND EACH OTHER OBLIGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 11.09(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.01. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 11.10.WAIVER OF JURY TRIAL

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. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.10.
Section 11.11.Headings
. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 11.12.Confidentiality
. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any applicable law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Obligors and their obligations, (g) on a confidential basis to (1) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facility provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility provided for herein, (h) with the consent of the Borrower, (i) to any Person providing a Guarantee of all or any portion of the Obligations, or (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrower.

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For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
For the avoidance of doubt, nothing in this Section 11.12 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 11.12 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.
EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 11.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER, THE OTHER OBLIGORS AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE OTHER OBLIGORS AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
Section 11.13.Interest Rate Limitation
. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate

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(the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
Section 11.14.No Advisory or Fiduciary Responsibility
.
(a)     In connection with all aspects of each Transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Obligors acknowledge and agree, and acknowledge their respective Subsidiaries’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, the Bookrunners, the Issuing Banks and the Lenders are arm’s-length commercial transactions between the Obligors and their respective Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners, the Issuing Banks and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the Transactions contemplated hereby and by the other Loan Documents; (b) (i) each of the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners, the Issuing Banks and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Obligor or any of its Subsidiaries, or any other Person and (ii) none of the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners, the Issuing Banks nor any Lender has any obligation to any Obligor or any of its Affiliates with respect to the Transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners, the Issuing Banks and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Obligors and their respective Affiliates, and none of the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners, the Issuing Banks nor any Lender has any obligation to disclose any of such interests to any Obligor or its Affiliates. Each of the Borrower and other Obligors agrees that it will not claim that any of the Administrative Agent, the Arrangers, the Bookrunners, the Issuing Banks, the Lenders and their respective affiliates has rendered advisory services of any nature or respect or owes a fiduciary duty or similar duty to it in connection with any aspect of any transaction contemplated hereby.
Section 11.15.Electronic Execution of this Agreement and Other Documents

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. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including Assignment and Assumptions, borrowing requests, amendments or other waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 11.16.USA PATRIOT Act
. Each Issuing Bank and each Lender that is subject to the requirements of the USA Patriot Act hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower and each other Obligor, which information includes the name and address of the Borrower and each other Obligor and other information that will allow such Lender to identify the Borrower and each other Obligor in accordance with the USA Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent, such Issuing Bank or such Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation.
Section 11.17.Release of Guarantors
. In the event that all the Equity Interests in any Guarantor owned by the Borrower and/or its Subsidiaries are sold, transferred or otherwise disposed of to a Person that is not, and is not required to become, an Obligor, in a transaction permitted under this Agreement, the Administrative Agent shall, at the Borrower’s expense, promptly take such action and execute such documents as the Borrower may reasonably request to terminate the guarantee of such Guarantor.
Section 11.18.Acknowledgement and Consent to Bail-In of Affected Financial Institutions
.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

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(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-in Action on any such liability, including, if applicable:
(A)a reduction in full or in part or cancellation of any such liability;
(B)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(C)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
Section 11.19.Acknowledgement Regarding Any Supported QFCs
. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that

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rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section 11.19, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)     a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)     a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Section 11.20.Borrower Communications.
(a)The Administrative Agent, the Lenders and the Issuing Bank agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”).
(b)Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each of the Lenders, the Issuing Bank and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Bank and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.
(c)THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF

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THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL ANY APPLICABLE PARTY HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, THE ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.
(d)Each of the Lenders, the Issuing Bank and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.
(e)Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

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